UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2010

Item 1: Reports to Shareholders
Munder Asset Allocation Fund -- Balanced
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Asset Allocation Fund -- Balanced
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Bond Fund
Munder Tax-Free Short & Intermediate Bond Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Hypothetical and Total Returns
Shareholder Fee Examples (Unaudited)
POI-Bond Fund
POI-Tax-Free Short & Intermediate Bond Fund
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Munder Energy Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Energy Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Index 500 Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Index 500 Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Fund -- Core Equity
Management’s Discussion of FundPerformance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Fund--Core Equity
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Small-Cap Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Small-Cap Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Growth Opportunities Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Growth Opportunities Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Large-Cap Growth Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Growth Fund
Statement of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Large-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Micro-Cap Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Micro-Cap Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Mid-Cap Core Growth Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Mid-Cap Core Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Small-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Small-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed Registrants
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
EX-12.A.1
EX-12.A.2
EX-12.B

Item 1: Reports to Shareholders.

ANNUAL REPORT
June 30, 2010

Munder Asset Allocation
Fund — Balanced
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Statements of Changes in Net Assets — Capital Stock Activity
28	Financial Highlights
33	Notes to Financial Statements
53	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Fixed income securities in which the Fund invests will tend to experience smaller fluctuations in value than equity securities. However, investors in any fixed income product should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and

ii

capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Tony Dong, Michael Gura, Thomas Kenny, Brian Kozeliski, Joseph Skornicka, Jeffrey Sullivan and Michael Vandenbossche*

Reflecting the strength of the broad stock market, the Russell 3000® Index posted a 30.49% return for the first nine months of the Fund’s fiscal year, from July 2009 through March 2010. During the last three months of the fiscal year ended June 30, 2010, stock markets around the globe fell sharply, and the Index posted a -11.32% return for the April through June time period. For the fiscal year as a whole, the Russell 3000® Index generated a 15.72% return. The fixed income market was far less volatile, with the Barclays Capital U.S. Intermediate Government/Credit Index posting positive returns for all four calendar quarters of the fiscal year ended June 30, 2010, and generating an 8.29% return for the year as a whole. The Fund posted a 10.88% return for the year ended June 30, 2010, compared to a 13.11% return for its custom benchmark (60% Russell 3000® Growth Index/40% Barclays Capital U.S. Intermediate Government/Credit Index) and a 12.99% median return for the Lipper universe of mixed-asset target allocation growth mutual funds.

The Fund is a diversified fund. As of June 30, 2010, the Fund’s asset allocation was approximately 67% equities and 33% fixed income and cash equivalents, with equity holdings ranging from large-company to small-company stocks. The equity styles represented in the Fund include both U.S. and international stocks, as well as growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

In terms of absolute performance, all segments of the Fund, except the international segment, posted double-digit returns for the fiscal year ended June 30, 2010. The strongest absolute performance came from the focused mid-cap growth, multi-cap growth and fixed income portions of the Fund.

Turning to relative performance, the Fund’s fixed income holdings significantly outperformed the Barclays Capital U.S. Intermediate Government/Credit Index for the year ended June 30, 2010, giving a boost to the performance of the Fund relative to its custom benchmark. The equity portion of the Fund, however, lagged the Russell 3000® Index for the one-year time period. The focused mid-cap growth segment of the Fund was the only equity segment to outperform its style-specific benchmark, as well as the only equity segment to outperform the Russell 3000® Index for the one-year time period.

Making a positive contribution to the Fund’s absolute and relative return was the settlement of class action and direct litigation involving former Fund investments. The Fund routinely participates in class action litigation in which it is an eligible class member by virtue of past Fund investments. In addition, from time to time, the Fund may opt out of a class action to pursue a direct claim against an issuer.

iii

*	Mr. Sullivan became a member of the portfolio management team in December 2009, and was therefore not involved in its management during the entire year ended June 30, 2010. Kenneth Smith joined the Fund’s portfolio management team in August 2010, replacing Mr. Gura and Mr. Kenny.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mixed-asset target allocation growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Asset Allocation Fund — Balanced

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10
					Russell 3000®/	Lipper Mixed-
				Russell	Barclays Capital	Asset Target
Class and	With		Without	3000®	Blended	Allocation Growth
Inception Date	Load		Load	Index*	Index*	Funds Median**

CLASS Y 4/13/93	N/A		$11,735	$9,118	$12,440	$11,342

CLASS A 4/30/93	$10,866	#	$11,502	$9,118	$12,440	$11,342

CLASS B 6/21/94	N/A		$10,804	$9,118	$12,440	$11,342

CLASS C 1/24/96	N/A		$10,634	$9,118	$12,440	$11,342

CLASS K 4/16/93	N/A		$11,445	$9,118	$12,440	$11,342

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000®/Barclays Capital Blended Index is a blended index of 60% Russell 3000® Index and 40% Barclays Capital U.S. Intermediate Government/Credit Index. The Barclays Capital U.S. Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. Index comparative returns commence on 7/1/00.

**	The Lipper Mixed-Asset Target Allocation Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 4/13/93	N/A		10.88%	N/A		0.10%	N/A		1.61%	N/A		6.40%

CLASS A 4/30/93	4.49%	#	10.53%	(1.26)%	#	(0.13)%	0.83%	#	1.41%	5.93%	#	6.28%

CLASS B 6/21/94	4.74%	†	9.74%	(1.22)%	†	(0.88)%	N/A		0.78%	N/A		6.39%

CLASS C 1/24/96	8.70%	†	9.70%	N/A		(0.90)%	N/A		0.62%	N/A		5.06%

CLASS K 4/16/93	N/A		10.61%	N/A		(0.13)%	N/A		1.36%	N/A		6.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund Prospectus, the gross expense ratios for Class Y, A, B, C and K Shares for the fiscal year ended 6/30/09 were 1.63%, 1.91%, 2.67%, 2.66% and 1.90%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1993-1996 calendar years. Total returns would have been lower if Munder Capital had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$971.72	$9.53	1.95%
Class A	$1,000.00	$969.72	$10.74	2.20%
Class B	$1,000.00	$966.98	$14.39	2.95%
Class C	$1,000.00	$966.12	$14.38	2.95%
Class K	$1,000.00	$970.53	$10.75	2.20%

Hypothetical
Class Y	$1,000.00	$1,015.12	$9.74	1.95%
Class A	$1,000.00	$1,013.88	$10.99	2.20%
Class B	$1,000.00	$1,010.17	$14.70	2.95%
Class C	$1,000.00	$1,010.17	$14.70	2.95%
Class K	$1,000.00	$1,013.88	$10.99	2.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 64.6%
Consumer Discretionary — 8.9%
Auto Components — 0.8%
600	Aisin Seiki Co Ltd	$16,382
4,850	BorgWarner Inc †	181,099
265	Cie Generale des Etablissements Michelin, Class B	18,708
3,250	Johnson Controls Inc	87,327

		303,516

Automobiles — 0.4%
220	Daimler AG †	11,278
4,470	Ford Motor Co †	45,058
400	Honda Motor Co Ltd	11,749
343	Hyundai Motor Co	40,560
1,800	Nissan Motor Co Ltd †	12,744
520	Renault SA †	19,576

		140,965

Distributors — 0.7%
12,075	LKQ Corp †	232,806

Diversified Consumer Services — 0.3%
2,340	Bridgepoint Education Inc †	38,145
620	DeVry Inc	32,544
405	ITT Educational Services Inc †	33,623

		104,312

Hotels, Restaurants & Leisure — 0.5%
2,260	Carnival Corp	68,342
2,885	Compass Group PLC	22,070
1,145	Ctrip.com International Ltd, ADR †	43,006
800	McDonald’s Corp	52,696

		186,114

Household Durables — 0.4%
1,007	Electrolux AB, Series B	23,233
3,830	Toll Brothers Inc †	62,659
1,445	Tupperware Brands Corp	57,583

		143,475

See Notes to Financial Statements.

1

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Internet & Catalog Retail — 0.1%
600	Dena Co Ltd	$15,907
305	Netflix Inc †	33,138

		49,045

Leisure Equipment & Products — 0.4%
3,475	Hasbro Inc	142,823

Media — 1.8%
2,525	DIRECTV, Class A †	85,648
2,342	Informa PLC	12,447
2,995	News Corp, Class A	35,820
220	Nippon Television Network Corp	30,431
13,475	Regal Entertainment Group, Class A	175,714
2,800	Time Warner Cable Inc	145,824
478	Vivendi SA	9,829
4,160	Walt Disney Co/The	131,040

		626,753

Multiline Retail — 0.9%
3,085	Big Lots Inc †	98,998
2,595	Dollar Tree Inc †	108,030
1,015	Family Dollar Stores Inc	38,255
990	Target Corp	48,678
8,157	Woolworths Holdings Ltd/South Africa	25,454

		319,415

Specialty Retail — 2.2%
3,405	Aeropostale Inc †	97,519
195	AutoZone Inc †	37,678
1,605	Home Depot Inc	45,052
700	JOS A Bank Clothiers Inc †	38,594
5,095	Kingfisher PLC	16,078
4,005	Lowe’s Cos Inc	81,782
1,140	PetSmart Inc	34,394
1,435	Ross Stores Inc	76,471
12,695	Sally Beauty Holdings Inc †	104,099
4,250	Tiffany & Co	161,118
1,875	TJX Cos Inc	78,656

		771,441

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Discretionary (Continued)
Textiles, Apparel & Luxury Goods — 0.4%
3,430	Coach Inc	$125,367
111	LVMH Moet Hennessy Louis Vuitton SA	12,190
6,000	Peace Mark Holdings Ltd †,(c),(d)	0
53	Swatch Group AG/The	15,071

		152,628

Total Consumer Discretionary		3,173,293

Consumer Staples — 5.6%
Beverages — 1.3%
2,131	Britvic PLC	15,137
325	Carlsberg A/S, Series B	24,910
1,900	Central European Distribution Corp †	40,622
1,005	Cia de Bebidas das Americas, ADR	101,515
1,660	Coca-Cola Co/The	83,199
3,165	Dr Pepper Snapple Group Inc	118,339
4,700	Fomento Economico Mexicano SAB de CV	20,355
1,130	PepsiCo Inc/NC	68,874

		472,951

Food & Staples Retailing — 1.2%
24,400	CP ALL PCL	21,658
2,906	CVS Caremark Corp	85,204
329	Delhaize Group SA	24,031
2,397	Koninklijke Ahold NV	29,795
1,255	Sysco Corp	35,855
4,325	Wal-Mart Stores Inc	207,903
463	Wesfarmers Ltd	11,166
3,123	WM Morrison Supermarkets PLC	12,416

		428,028

Food Products — 1.6%
2,640	General Mills Inc	93,773
1,480	JM Smucker Co/The	89,125
340	Kellogg Co	17,102
3,620	Kraft Foods Inc, Class A	101,360
535	Nestle SA	25,910
2,259	Nippon Meat Packers Inc	28,207

See Notes to Financial Statements.

3

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products (Continued)
4,280	TreeHouse Foods Inc †	$195,425
494	Unilever NV	13,616

		564,518

Household Products — 1.0%
1,075	Colgate-Palmolive Co	84,667
1,770	Energizer Holdings Inc †	88,996
2,880	Procter & Gamble Co/The	172,742
292	Reckitt Benckiser Group PLC	13,664

		360,069

Personal Products — 0.2%
802	Atrium Innovations Inc †	11,526
3,360	Nu Skin Enterprises Inc, Class A	83,765

		95,291

Tobacco — 0.3%
981	British American Tobacco PLC	31,315
1,595	Philip Morris International Inc	73,115

		104,430

Total Consumer Staples		2,025,287

Energy — 6.1%
Energy Equipment & Services — 1.5%
1,350	Atwood Oceanics Inc †	34,452
1,230	Cameron International Corp †	39,999
1,890	Core Laboratories NV	278,983
1,240	National Oilwell Varco Inc	41,007
2,870	Noble Corp	88,712
800	Schlumberger Ltd	44,272

		527,425

Oil, Gas & Consumable Fuels — 4.6%
1,810	Apache Corp	152,384
4,840	BP PLC	23,061
3,120	Chevron Corp	211,723
1,070	Cimarex Energy Co	76,591
15,000	CNOOC Ltd	25,697
2,200	ConocoPhillips	107,998
425	Enbridge Inc	19,794

See Notes to Financial Statements.

4

Shares		Value(a)

Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
1,375	ENI SpA	$25,541
5,400	EXCO Resources Inc	78,894
2,580	Exxon Mobil Corp	147,241
1,285	Gazprom OAO, ADR	24,171
2,865	Marathon Oil Corp	89,073
3,325	Occidental Petroleum Corp	256,524
427	Oil & Natural Gas Corp Ltd	12,096
1,359	Pacific Rubiales Energy Corp †	30,459
900	Peabody Energy Corp	35,217
1,555	Petroleo Brasileiro SA, ADR	46,339
949	Petrominerales Ltd	22,153
1,151	Peyto Energy Trust	15,753
2,813	Royal Dutch Shell PLC, B Shares	68,549
2,400	Showa Shell Sekiyu KK	16,694
3,350	Southwestern Energy Co †	129,444
800	Statoil ASA	15,538
511	Total SA	23,098
8,000	Yanzhou Coal Mining Co Ltd	15,698

		1,669,730

Total Energy		2,197,155

Financials — 11.2%
Capital Markets — 1.1%
1,500	Affiliated Managers Group Inc †	91,155
2,100	Ameriprise Financial Inc	75,873
623	Credit Suisse Group AG	23,652
5,225	Eaton Vance Corp	144,262
330	Goldman Sachs Group Inc/The	43,319
1,893	ICAP PLC	11,461
600	Schroders PLC	10,874

		400,596

Commercial Banks — 3.6%
1,703	Australia & New Zealand Banking Group Ltd	30,978
1,400	Banco do Brasil SA	19,119
3,120	Banco Santander SA	33,346
76,000	Bank of China Ltd	38,747
792	Bank of Montreal	42,957
3,680	BB&T Corp	96,821

See Notes to Financial Statements.

5

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Commercial Banks (Continued)
807	BNP Paribas	$44,181
5,000	Chiba Bank Ltd/The	30,481
417	Commonwealth Bank of Australia	17,073
480	Credicorp Ltd	43,627
2,250	Daegu Bank Ltd	25,778
2,660	DnB NOR ASA	25,812
4,650	Fifth Third Bancorp	57,148
11,000	Industrial & Commercial Bank of China Asia Ltd	29,312
3,260	Itau Unibanco Holding SA, ADR	58,713
853	Laurentian Bank of Canada	33,758
9,900	Mizuho Financial Group Inc	16,460
615	Signature Bank/New York NY †	23,376
1,670	Standard Chartered PLC	40,945
447	State Bank of India	22,184
4,608	Sumitomo Trust & Banking Co Ltd/The	23,818
1,621	Svenska Handelsbanken AB, A Shares	39,957
2,892	Turkiye Halk Bankasi AS	21,553
2,046	United Overseas Bank Ltd	28,688
6,640	US Bancorp	148,404
11,795	Wells Fargo & Co	301,952

		1,295,188

Consumer Finance — 1.1%
4,830	American Express Co	191,751
1,430	Capital One Financial Corp	57,629
1,075	Cash America International Inc	36,840
4,820	Ezcorp Inc, Class A †	89,411

		375,631

Diversified Financial Services — 2.0%
16,170	Bank of America Corp	232,363
18,595	Citigroup Inc †	69,917
4,839	IG Group Holdings PLC	30,438
10,960	JPMorgan Chase & Co	401,246

		733,964

Insurance — 2.3%
1,705	ACE Ltd	87,773
1,340	Aflac Inc	57,178

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
3,030	Allstate Corp/The	$87,052
4,371	Amlin PLC	25,326
6,095	Aviva PLC	28,604
2,295	Axis Capital Holdings Ltd	68,207
345	Berkshire Hathaway Inc, Class B †	27,493
451	Hannover Rueckversicherung AG	19,468
1,790	LIG Insurance Co Ltd	35,816
7,210	Mapfre SA	19,802
1,480	Reinsurance Group of America Inc	67,651
1,650	RenaissanceRe Holdings Ltd	92,846
456	Swiss Reinsurance Co Ltd	18,915
6,270	Unum Group	136,059
245	Zurich Financial Services AG	54,439

		826,629

Real Estate Investment Trusts (REITs) — 0.9%
5,110	Annaly Capital Management Inc	87,637
3,760	BioMed Realty Trust Inc	60,498
261	Fonciere Des Regions	21,700
122	Gecina SA	11,098
2,130	LaSalle Hotel Properties	43,814
1,028	Simon Property Group Inc	83,011
4,642	Stockland	14,536

		322,294

Real Estate Management & Development — 0.1%
1,134	Beni Stabili SpA †	860
2,000	Cheung Kong Holdings Ltd	23,321
300	Daito Trust Construction Co Ltd	17,067

		41,248

Thrifts & Mortgage Finance — 0.1%
904	Home Capital Group Inc	35,810

Total Financials		4,031,360

Health Care — 7.4%
Biotechnology — 0.9%
840	Amgen Inc †	44,184
10,700	BioMarin Pharmaceutical Inc †	202,872

See Notes to Financial Statements.

7

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Biotechnology (Continued)
815	Celgene Corp †	$41,418
900	Gilead Sciences Inc †	30,852

		319,326

Health Care Equipment & Supplies — 0.3%
2,150	Covidien PLC	86,387
915	Kinetic Concepts Inc †	33,407

		119,794

Health Care Providers & Services — 1.6%
755	Amedisys Inc †	33,197
4,315	AmerisourceBergen Corp	137,001
1,615	Catalyst Health Solutions Inc †	55,718
1,520	CIGNA Corp	47,211
3,555	Community Health Systems Inc †	120,195
815	Emergency Medical Services Corp, Class A †	39,959
1,355	Express Scripts Inc †	63,712
3,405	Health Management Associates Inc, Class A †	26,457
850	Medco Health Solutions Inc †	46,818
1,260	Ramsay Health Care Ltd	14,902

		585,170

Life Sciences Tools & Services — 0.6%
1,175	Mettler-Toledo International Inc †	131,165
1,360	Thermo Fisher Scientific Inc †	66,708

		197,873

Pharmaceuticals — 4.0%
4,535	Abbott Laboratories	212,147
428	AstraZeneca PLC	20,265
296	Bayer AG	16,650
500	Dr Reddys Laboratories Ltd, ADR	15,425
917	GlaxoSmithKline PLC	15,660
5,070	Johnson & Johnson	299,434
5,750	Merck & Co Inc	201,077
835	Novartis AG	40,749
650	Perrigo Co	38,839
11,157	Pfizer Inc	159,099
232	Roche Holding AG	32,093

See Notes to Financial Statements.

8

Shares		Value(a)

Health Care (Continued)
Pharmaceuticals (Continued)
475	Sanofi-Aventis SA	$28,770
300	Takeda Pharmaceutical Co Ltd	12,962
3,700	Teva Pharmaceutical Industries Ltd, ADR	192,363
3,520	Warner Chilcott PLC, Class A †	80,432
1,900	Watson Pharmaceuticals Inc †	77,083

		1,443,048

Total Health Care		2,665,211

Industrials — 6.8%
Aerospace & Defense — 1.6%
4,538	BAE Systems PLC	21,256
645	Boeing Co/The	40,474
2,500	Elbit Systems Ltd	125,625
775	Honeywell International Inc	30,248
411	MTU Aero Engines Holding AG	22,986
440	Precision Castparts Corp	45,285
670	Raytheon Co	32,421
4,195	United Technologies Corp	272,298

		590,593

Air Freight & Logistics — 0.1%
835	United Parcel Service Inc, Class B	47,503

Building Products — 0.1%
4,000	Asahi Glass Co Ltd	38,138

Construction & Engineering — 0.5%
5,700	Aecom Technology Corp †	131,442
423	Bouygues SA	16,513
865	URS Corp †	34,038

		181,993

Electrical Equipment — 0.8%
2,850	AMETEK Inc	114,428
1,480	Cooper Industries PLC	65,120
541	Legrand SA	16,175
200	Nidec Corp	16,965
900	Roper Industries Inc	50,364
1,100	Sumitomo Electric Industries Ltd	13,026

		276,078

See Notes to Financial Statements.

9

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Industrial Conglomerates — 1.1%
1,115	3M Co	$88,074
2,126	Cookson Group PLC †	12,315
11,770	General Electric Co	169,723
875	Koninklijke Philips Electronics NV	26,450
133	Siemens AG	12,039
2,000	Tyco International Ltd	70,460

		379,061

Machinery — 1.5%
375	Caterpillar Inc	22,526
1,090	Cummins Inc	70,992
910	Danaher Corp	33,779
3,225	Eaton Corp	211,044
100	Fanuc Ltd	11,468
169	Schindler Holding AG	14,331
24,500	United Tractors Tbk PT	50,676
2,265	Wabtec Corp/DE	90,351
5,000	Weichai Power Co Ltd	32,587

		537,754

Marine — 0.0%#
2,000	Mitsui OSK Lines Ltd	13,437

Professional Services — 0.7%
4,040	IHS Inc, Class A †	236,017

Road & Rail — 0.1%
670	Union Pacific Corp	46,572

Trading Companies & Distributors — 0.2%
2,200	Mitsubishi Corp	46,381
1,018	Travis Perkins PLC †	11,149

		57,530

Transportation Infrastructure — 0.1%
1,226	Atlantia SpA	21,874

Total Industrials		2,426,550

Information Technology — 10.7%
Communications Equipment — 0.9%
9,630	Cisco Systems Inc †	205,215
875	Harris Corp	36,444

See Notes to Financial Statements.

10

Shares		Value(a)

Information Technology (Continued)
Communications Equipment (Continued)
1,000	HTC Corp	$13,383
1,950	QUALCOMM Inc	64,038

		319,080

Computers & Peripherals — 2.6%
1,730	Apple Inc †	435,147
16,000	Compal Electronics Inc	19,246
6,615	EMC Corp/Massachusetts †	121,055
3,000	Fujitsu Ltd	19,035
3,680	Hewlett-Packard Co	159,270
6,475	Teradata Corp †	197,358

		951,111

Electronic Equipment & Instruments — 0.2%
400	Kyocera Corp	32,845
2,000	Nippon Electric Glass Co Ltd	23,254

		56,099

Information Technology Services — 0.9%
1,360	Alliance Data Systems Corp †	80,947
1,475	International Business Machines Corp	182,133
195	Mastercard Inc, Class A	38,909
745	Patni Computer Systems Ltd, ADR	17,008

		318,997

Internet Software & Services — 1.2%
1,070	Baidu Inc/China, ADR †	72,846
320	Google Inc, Class A †	142,384
940	Open Text Corp †	35,288
13,285	Yahoo! Inc †	183,731

		434,249

Office Electronics — 0.0%#
300	Canon Inc	11,299

Semiconductors & Semiconductor Equipment — 2.8%
18,000	Advanced Semiconductor Engineering Inc	14,369
19,650	ARM Holdings PLC, ADR	243,660
466	ASML Holding NV	13,030
3,000	Cree Inc †	180,090
8,225	Intel Corp	159,976
3,475	Marvell Technology Group Ltd †	54,766

See Notes to Financial Statements.

11

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
7,025	Microchip Technology Inc	$194,873
1,435	Netlogic Microsystems Inc †	39,032
52	Samsung Electronics Co Ltd	32,937
2,325	Taiwan Semiconductor Manufacturing Co Ltd, ADR	22,692
925	Texas Instruments Inc	21,534
500	Tokyo Electron Ltd	27,456

		1,004,415

Software — 2.1%
1,320	BMC Software Inc †	45,712
1,435	Check Point Software Technologies Ltd †	42,304
1,100	Longtop Financial Technologies Ltd, ADR †	35,640
7,475	Microsoft Corp	172,000
4,155	Oracle Corp	89,166
285	SAP AG	12,783
6,545	Solera Holdings Inc	236,929
5,120	Synopsys Inc †	106,854

		741,388

Total Information Technology		3,836,638

Materials — 3.3%
Chemicals — 2.2%
3,200	Airgas Inc	199,040
1,180	BASF SE, ADR	64,723
457	BASF SE	25,209
3,100	Celanese Corp, Series A	77,221
1,400	Hitachi Chemical Co Ltd	26,349
158	Honam Petrochemical Corp	18,942
393	Lanxess AG	16,731
930	Lubrizol Corp	74,688
330	Monsanto Co	15,253
350	NewMarket Corp	30,562
600	Nitto Denko Corp	19,945
1,895	Praxair Inc	144,001
1,130	Sherwin-Williams Co/The	78,185

		790,849

See Notes to Financial Statements.

12

Shares		Value(a)

Materials (Continued)
Construction Materials — 0.1%
2,177	Cimsa Cimento Sanayi VE Tica	$12,031
216	Holcim Ltd	14,599

		26,630

Metals & Mining — 1.0%
886	Alamos Gold Inc	13,591
1,277	Antofagasta PLC	15,006
297	Barrick Gold Corp	13,481
1,641	BHP Billiton Ltd	52,007
1,544	Exxaro Resources Ltd	22,199
595	Freeport-McMoRan Copper & Gold Inc	35,182
300	Inmet Mining Corp	11,878
613	KGHM Polska Miedz SA	16,010
68	POSCO	25,960
857	Rio Tinto Ltd	48,087
600	Teck Resources Ltd, Class B	17,743
1,700	Vale SA, ADR	41,395
1,765	Xstrata PLC	23,386

		335,925

Paper & Forest Products — 0.0%#
3,290	M-real OYJ, B Shares †	11,705

Total Materials		1,165,109

Telecommunication Services — 2.2%
Diversified Telecommunication Services — 1.9%
10,002	AT&T Inc	241,948
7,038	BT Group PLC	13,681
1,817	Koninklijke KPN NV	23,275
500	Nippon Telegraph & Telephone Corp	20,585
48,610	Qwest Communications International Inc	255,202
765	Tele2 AB, B Shares	11,498
1,498	Telefonica SA	27,945
3,023	TeliaSonera AB	19,520
4,270	tw telecom inc †	71,224

		684,878

Wireless Telecommunication Services — 0.3%
13,800	America Movil SAB de CV, Series L	32,651
803	Rogers Communications Inc, Series B	26,235

See Notes to Financial Statements.

13

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Telecommunication Services (Continued)
Wireless Telecommunication Services (Continued)
20,400	Total Access Communication PCL	$23,146
17,457	Vodafone Group PLC	36,294

		118,326

Total Telecommunication Services		803,204

Utilities — 2.4%
Electric Utilities — 1.6%
819	Cia Energetica de Minas Gerais, ADR	12,015
354	E.ON AG	9,601
3,390	Edison International	107,531
5,588	EDP — Energias de Portugal SA	16,673
7,752	Enel SpA	33,084
1,775	Exelon Corp	67,397
498	Fortum OYJ	11,010
6,090	ITC Holdings Corp	322,222

		579,533

Gas Utilities — 0.2%
1,110	Questar Corp	50,494
4,326	Snam Rete Gas SpA	17,338

		67,832

Independent Power Producers & Energy Traders — 0.2%
5,500	Electricity Generating PCL	13,882
4,726	International Power PLC	21,204
2,060	NRG Energy Inc †	43,692

		78,778

Multi-Utilities — 0.3%
7,500	NiSource Inc	108,750

Water Utilities — 0.1%
20,000	Sound Global Ltd †	11,077

Total Utilities		845,970

TOTAL COMMON STOCKS
(Cost $20,343,590)		23,169,777

See Notes to Financial Statements.

14

Shares		Value(a)

TRUST/PARTNERSHIP INTEREST — 0.1%
(Cost $61,585)
Financials — 0.1%
Capital Markets — 0.1%
1,660	Lazard Ltd, Class A	$44,339

PREFERRED STOCKS — 0.1%
Consumer Staples — 0.1%
Household Products — 0.1%
419	Henkel AG & Co KGaA	20,546

Health Care — 0.0% #
Health Care Equipment & Supplies — 0.0%#
247	Fresenius SE	16,386

TOTAL PREFERRED STOCKS
(Cost $32,046)		36,932

INVESTMENT COMPANY SECURITY — 2.2%
(Cost $773,649)
773,649	State Street Institutional Liquid Reserves Fund	773,649

Principal
Amount

ASSET-BACKED SECURITIES — 4.3%
Auto Loans — 3.1%
$100,000	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class C, 14.550% due 01/15/2016 (b)	126,696
	CarMax Auto Owner Trust:
215,000	Series 2009-1, Class A3, 4.120% due 03/15/2013 (b)	220,809
150,000	Series 2009-2, Class B, 4.650% due 08/17/2015 (b)	153,515
265,000	Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A4, 2.140% due 08/22/2016 (b)	269,287
350,000	Wachovia Auto Loan Owner Trust, Series 2007-1, Class C, 5.450% due 10/22/2012 (b)	358,516

		1,128,823

See Notes to Financial Statements.

15

Munder Asset Allocation Fund — Balanced
 Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Credit Card — 1.2%
$300,000	Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, 0.640% due 03/17/2014 (b),(e)	$296,270
135,000	GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210% due 06/15/2016 (b),(d)	135,633

		431,903

TOTAL ASSET-BACKED SECURITIES
(Cost $1,494,188)		1,560,726

CORPORATE BONDS AND NOTES — 13.8%
Consumer Discretionary — 0.6%
185,000	TJX Cos Inc, 6.950% due 04/15/2019 (b)	229,688

Consumer Staples — 1.4%
401,291	Procter & Gamble — ESOP, 9.360% due 01/01/2021 (b)	507,673

Financials — 9.7%
210,000	ACE INA Holdings Inc, 5.600% due 05/15/2015 (b)	231,385
150,000	Bank of America Corp, MTN, 7.625% due 06/01/2019 (b)	171,826
65,000	Capital One Financial Corp, 7.375% due 05/23/2014 (b)	74,325
150,000	Corp Andina de Fomento, SNAT, 8.125% due 06/04/2019 (b)	184,301
250,000	General Electric Capital Corp, MTN, 5.500% due 01/08/2020 (b)	264,189
440,000	ING USA Global Funding Trust, MTN, 4.500% due 10/01/2010 (b)	443,491
510,000	Landesbank Baden-Wuerttemberg/New York NY, MTN, 6.350% due 04/01/2012 (b)	550,614
70,000	MetLife Inc, 6.750% due 06/01/2016 (b)	79,195
170,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (b)	235,734

See Notes to Financial Statements.

16

Principal
Amount		Value(a)

Financials (Continued)
$240,000	PNC Funding Corp, 5.625% due 02/01/2017 (b)	$255,330
250,000	SLM Corp, MTN, 0.476% due 07/26/2010 (b),(e)	249,982
300,000	Sovereign Bank, 2.054% due 08/01/2013 (b),(e)	296,370
75,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (b) (becomes variable June 2017)	63,218
150,000	Wachovia Bank NA, 7.800% due 08/18/2010 (b)	151,190
225,000	Weingarten Realty Investors, REIT, MTN, 4.857% due 01/15/2014 (b)	229,941

		3,481,091

Healthcare — 0.4%
110,000	Pfizer Inc, 6.200% due 03/15/2019 (b)	130,724

Information Technology — 0.9%
250,000	Cisco Systems Inc, 4.950% due 02/15/2019 (b)	274,783
30,000	Oracle Corp, 5.750% due 04/15/2018 (b)	34,730

		309,513

Telecommunications Services — 0.8%
250,000	New Cingular Wireless Services Inc, 8.125% due 05/01/2012 (b)	279,748

TOTAL CORPORATE BONDS AND NOTES
(Cost $4,643,712)		4,938,437

MORTGAGE-BACKED SECURITIES — 6.7%
Commercial Mortgage-Backed Securities — 5.3%
225,000	Asset Securitization Corp, Series 1996-D3, Class A3, 7.877% due 10/13/2026 (b),(e)	239,003
130,618	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1, 5.540% due 06/10/2046 (b)	130,547

See Notes to Financial Statements.

17

Munder Asset Allocation Fund — Balanced
 Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities (Continued)
$202,208	GE Capital Commercial Mortgage Corp, Series 2005-C1, Class A2, 4.353% due 06/10/2048 (b)	$204,365
	Wachovia Bank Commercial Mortgage Trust:
450,000	Series 2004-C15, Class A4, 4.803% due 10/15/2041 (b)	466,637
350,000	Series 2005-C18, Class A3, 4.790% due 04/15/2042 (b)	358,561
500,000	Series 2005-C20, Class A6A, 5.110% due 07/15/2042 (b)	519,281

		1,918,394

Mortgage Pass-Through Securities — 1.4%
	Fannie Mae Pool:
431,340	#745873, 5.500% due 10/01/2036 (b)	463,717
4,670	#303105, 11.000% due 11/01/2020 (b)	5,412
15,709	#100081, 11.500% due 08/20/2016 (b)	17,519
4,704	Ginnie Mae I Pool, #780584, 7.000% due 06/15/2027 (b)	5,333

		491,981

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,342,244)		2,410,375

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Government Agency Debentures — 1.7%
400,000	Financing Corp Fico, 10.700% due 10/06/2017 (b)	601,234

Government Sponsored Enterprises (GSE) — 2.2%
150,000	Bank of America Corp, FDIC Guaranteed, MTN, 2.100% due 04/30/2012 (b)	153,609
250,000	Federal Home Loan Mortgage Corp, 4.875% due 06/13/2018 (b)	282,963
350,000	General Electric Capital Corp, FDIC Guaranteed, MTN, 2.625% due 12/28/2012 (b)	363,714

		800,286

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,308,803)		1,401,520

See Notes to Financial Statements.

18

Principal
Amount		Value(a)

U.S. TREASURY OBLIGATIONS — 4.6%
U.S. Treasury Notes — 4.6%
$675,000	2.750% due 02/15/2019 (b)	$672,469
60,000	3.000% due 09/30/2016 (b)	62,564
210,000	3.500% due 05/15/2020 (b)	219,778
605,000	4.625% due 02/15/2017 (b)	691,165

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,611,776)		1,645,976

TOTAL INVESTMENTS
(Cost $32,611,593)	100.3%	35,981,731
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(118,647)

NET ASSETS	100.0%	$35,863,084

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Security valued at fair value as of June 30, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010, these securities represent $135,633, 0.4% of net assets.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2010.

ABBREVIATIONS:
ADR	— American Depositary Receipt
ESOP	— Employee Stock Ownership Plan
FDIC	— Federal Deposit Insurance Corporation
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
SNAT	— Supra-National

See Notes to Financial Statements.

19

Munder Asset Allocation Fund — Balanced
 Portfolio of Investments, June 30, 2010 (continued)

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets		Value

COMMON STOCKS:
United States	48.6%		$17,438,801
United Kingdom	1.9		691,878
Switzerland	1.8		653,702
Japan	1.5		553,086
Netherlands	1.3		453,698
Israel	1.0		360,292
Canada	0.9		330,426
Brazil	0.8		279,096
France	0.6		221,838
Bermuda	0.6		215,819
China	0.6		213,961
Germany	0.6		211,469
Australia	0.5		188,747
South Korea	0.5		179,994
Ireland	0.5		166,819
Hong Kong	0.3		113,970
Italy	0.3		98,696
Sweden	0.3		94,209
Spain	0.2		81,093
Taiwan	0.2		69,690
India	0.2		66,713
Thailand	0.2		58,686
Mexico	0.2		53,006
Indonesia	0.1		50,676
South Africa	0.1		47,654
Peru	0.1		43,627
Norway	0.1		41,351
Turkey	0.1		33,583
Singapore	0.1		28,688
Denmark	0.1		24,910
Russian Federation	0.1		24,171
Belgium	0.1		24,030
Finland	0.1		22,715
Portugal	0.0	#	16,673
Poland	0.0	#	16,010

TOTAL COMMON STOCKS	64.6		23,169,777

See Notes to Financial Statements.

20

	% of
	Net Assets	Value

TRUST/PARTNERSHIP INTERESTS:
Bermuda	0.1%	$44,339
PREFERRED STOCKS:
Germany	0.1	36,932
INVESTMENT COMPANY SECURITY	2.2	773,649
ASSET-BACKED SECURITIES	4.3	1,560,726
CORPORATE BONDS AND NOTES	13.8	4,938,437
MORTGAGE-BACKED SECURITIES	6.7	2,410,375
U.S. GOVERNMENT AGENCY OBLIGATIONS	3.9	1,401,520
U.S. TREASURY OBLIGATIONS	4.6	1,645,976

TOTAL INVESTMENTS	100.3	35,981,731
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(118,647)

NET ASSETS	100.0%	$35,863,084

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

21

Munder Asset Allocation Fund — Balanced

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$35,981,731
Foreign currency, at value	40,060
Cash	170
Interest receivable	115,907
Dividends receivable	38,064
Receivable for investment securities sold	634,302
Receivable for Fund shares sold	14,436
Prepaid expenses and other assets	45,405

Total Assets	36,870,075

LIABILITIES:
Payable for investment securities purchased	731,731
Payable for Fund shares redeemed	66,952
Trustees’ fees and expenses payable	101,109
Transfer agency/record keeping fees payable	29,455
Custody fees payable	14,898
Distribution and shareholder servicing fees payable — Class A, B and C Shares	12,203
Administration fees payable	5,104
Deferred foreign taxes payable	1,014
Shareholder servicing fees payable — Class K Shares	886
Investment advisory fees payable	643
Accrued expenses and other payables	42,996

Total Liabilities	1,006,991

NET ASSETS	$35,863,084

Investments, at cost	$32,611,593

Foreign currency, at cost	$40,229

See Notes to Financial Statements.

22

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(31,498)
Accumulated net realized loss on investments sold	(15,005,601)
Net unrealized appreciation of investments	3,368,771
Paid-in capital	47,531,412

$35,863,084

NET ASSETS:
Class Y Shares	$4,332,537

Class A Shares	$17,679,848

Class B Shares	$2,678,821

Class C Shares	$7,162,269

Class K Shares	$4,009,609

SHARES OUTSTANDING:
Class Y Shares	457,395

Class A Shares	1,854,866

Class B Shares	285,910

Class C Shares	760,731

Class K Shares	423,337

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.47

CLASS A SHARES:
Net asset value and redemption price per share	$9.53

Maximum sales charge	5.50%
Maximum offering price per share	$10.08

CLASS B SHARES:
Net asset value and offering price per share*	$9.37

CLASS C SHARES:
Net asset value and offering price per share*	$9.41

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.47

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

23

Munder Asset Allocation Fund — Balanced

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Interest	$615,963
Dividends(a)	613,451
Mortgage dollar roll income	10,703
Other income	6,016

Total Investment Income	1,246,133

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	55,211
Class B Shares	41,939
Class C Shares	83,128
Shareholder servicing fees:
Class K Shares	12,141
Investment advisory fees	317,059
Custody fees	175,123
Transfer agency/record keeping fees	150,848
Administration fees	82,632
Trustees’ fees and expenses	60,991
Printing and mailing fees	57,227
Registration and filing fees	49,700
Legal and audit fees	37,519
Other	21,814

Total Expenses	1,145,332

NET INVESTMENT INCOME	100,801

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(b)	3,392,209
Foreign currency-related transactions(c)	(1,397)
Net change in unrealized appreciation/(depreciation) of:
Securities(d)	2,464,154
Foreign currency-related transactions	2,337

Net realized and unrealized gain on investments	5,857,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,958,104

(a)	Net of foreign withholding taxes of $16,428.

(b)	Net of realized foreign taxes $108.

(c)	Net of realized foreign taxes $489

(d)	Net of deferred foreign taxes of $1,014.

See Notes to Financial Statements.

24

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009(a)

Net investment income	$100,801	$985,542
Net realized gain/(loss) from security transactions and foreign currency-related transactions	3,390,812	(15,362,497)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	2,466,491	(9,710,473)

Net increase/(decrease) in net assets resulting from operations	5,958,104	(24,087,428)
Dividends to shareholders from net investment income:
Class Y Shares	(45,885)	(266,506)
Class A Shares	(68,706)	(446,250)
Class B Shares	(6,181)	(62,373)
Class C Shares	(11,712)	(85,772)
Class K Shares	(15,388)	(104,574)
Class R Shares	—	(17)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(6,556,205)	(18,276,419)
Class A Shares	(8,006,941)	(9,255,419)
Class B Shares	(3,006,464)	(4,154,441)
Class C Shares	(2,115,258)	(3,058,288)
Class K Shares	(2,522,023)	(1,011,837)
Class R Shares	—	(1,703)
Short-term trading fees	—	1,391

Net decrease in net assets	(16,396,659)	(60,809,636)
NET ASSETS:
Beginning of year	52,259,743	113,069,379

End of year	$35,863,084	$52,259,743

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(31,498)	$18,129

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

25

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$429,802	$918,908
Issued as reinvestment of dividends	42,547	253,842
Redeemed	(7,028,554)	(19,449,169)

Net decrease	$(6,556,205)	$(18,276,419)

Class A Shares:
Sold*	$2,672,395	$3,928,969
Issued as reinvestment of dividends	52,509	334,200
Redeemed	(10,731,845)	(13,518,588)

Net decrease	$(8,006,941)	$(9,255,419)

Class B Shares:
Sold	$129,150	$270,691
Issued as reinvestment of dividends	4,757	48,400
Redeemed*	(3,140,371)	(4,473,532)

Net decrease	$(3,006,464)	$(4,154,441)

Class C Shares:
Sold	$404,424	$497,167
Issued as reinvestment of dividends	7,713	52,133
Redeemed	(2,527,395)	(3,607,588)

Net decrease	$(2,115,258)	$(3,058,288)

Class K Shares:
Sold	$702,245	$831,865
Issued as reinvestment of dividends	15,388	104,574
Redeemed	(3,239,656)	(1,948,276)

Net decrease	$(2,522,023)	$(1,011,837)

Class R Shares (a):
Issued as reinvestment of distributions	$—	$16
Redeemed	—	(1,719)

Net decrease	$—	$(1,703)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

26

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	44,591	96,877
Issued as reinvestment of dividends	4,381	27,984
Redeemed	(706,480)	(2,035,424)

Net decrease	(657,508)	(1,910,563)

Class A Shares:
Sold*	275,889	458,928
Issued as reinvestment of dividends	5,364	37,703
Redeemed	(1,098,605)	(1,577,095)

Net decrease	(817,352)	(1,080,464)

Class B Shares:
Sold	13,596	29,921
Issued as reinvestment of dividends	488	5,454
Redeemed*	(328,044)	(527,438)

Net decrease	(313,960)	(492,063)

Class C Shares:
Sold	41,908	54,988
Issued as reinvestment of dividends	788	5,884
Redeemed	(262,741)	(419,558)

Net decrease	(220,045)	(358,686)

Class K Shares:
Sold	73,210	94,359
Issued as reinvestment of dividends	1,582	11,884
Redeemed	(353,179)	(223,570)

Net decrease	(278,387)	(117,327)

Class R Shares (a):
Issued as reinvestment of distributions	—	2
Redeemed	—	(230)

Net decrease	—	(228)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

27

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$8.59		$11.26	$13.41		$12.13	$11.46

Income/(loss) from investment operations:
Net investment income	0.06		0.16	0.20		0.18	0.17
Net realized and unrealized gain/(loss) on investments	0.88		(2.67)	(0.80)		1.56	0.67

Total from investment operations	0.94		(2.51)	(0.60)		1.74	0.84

Less distributions:
Dividends from net investment income	(0.06)		(0.16)	(0.19)		(0.18)	(0.17)
Distributions from net realized gains	—		—	(1.36)		(0.28)	—

Total distributions	(0.06)		(0.16)	(1.55)		(0.46)	(0.17)

Short-term trading fees	—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.47		$8.59	$11.26		$13.41	$12.13

Total return(d)	10.88%		(22.29)%	(5.29)%		14.67%	7.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,333		$9,579	$34,054		$35,944	$33,618
Ratio of operating expenses to average net assets	1.95%		1.62%	1.48%		1.28%	1.26%
Ratio of net investment income to average net assets	0.58%		1.77%	1.61%		1.44%	1.39%
Portfolio turnover rate	82	%(e)	87%	104	%(e)	52%	55%
Ratio of operating expenses to average net assets without expense reimbursements	1.95%		1.62%	1.48%		1.28%	1.26%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on April 13, 1993 and April 30, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the years ended June 30, 2009, June 30, 2007 or June 30, 2006.

See Notes to Financial Statements.

28

A Shares
Year		Year	Year		Year	Year
Ended		Ended	Ended		Ended	Ended
6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$8.65		$11.33	$13.49		$12.19	$11.51

0.03		0.14	0.17		0.15	0.14

0.88		(2.68)	(0.81)		1.58	0.68

0.91		(2.54)	(0.64)		1.73	0.82

(0.03)		(0.14)	(0.16)		(0.15)	(0.14)
—		—	(1.36)		(0.28)	—

(0.03)		(0.14)	(1.52)		(0.43)	(0.14)

—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

$9.53		$8.65	$11.33		$13.49	$12.19

10.53%		(22.43)%	(5.58)%		14.48%	7.18%

$17,680		$23,103	$42,500		$52,241	$49,144

2.20%		1.90%	1.72%		1.54%	1.51%

0.36%		1.55%	1.36%		1.20%	1.14%
82	%(e)	87%	104	%(e)	52%	55%

2.20%		1.90%	1.72%		1.54%	1.51%

See Notes to Financial Statements.

29

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$8.55		$11.20	$13.35		$12.07	$11.40

Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)		0.07	0.07		0.05	0.04
Net realized and unrealized gain/(loss) on investments	0.87		(2.64)	(0.80)		1.56	0.68

Total from investment operations	0.83		(2.57)	(0.73)		1.61	0.72

Less distributions:
Dividends from net investment income	(0.01)		(0.08)	(0.06)		(0.05)	(0.05)
Distributions from net realized gains	—		—	(1.36)		(0.28)	—

Total distributions	(0.01)		(0.08)	(1.42)		(0.33)	(0.05)

Short-term trading fees	—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.37		$8.55	$11.20		$13.35	$12.07

Total return(d)	9.74%		(23.00)%	(6.28)%		13.60%	6.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,679		$5,127	$12,225		$15,567	$20,901
Ratio of operating expenses to average net assets	2.95%		2.66%	2.47%		2.28%	2.26%
Ratio of net investment income to average net assets	(0.41)%		0.78%	0.61%		0.44%	0.36%
Portfolio turnover rate	82	%(e)	87%	104	%(e)	52%	55%
Ratio of operating expenses to average net assets without expense reimbursements	2.95%		2.66%	2.47%		2.28%	2.26%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 21, 1994 and January 24, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the years ended June 30, 2009, June 30, 2007 or June 30, 2006.

See Notes to Financial Statements.

30

C Shares
Year		Year	Year		Year	Year
Ended		Ended	Ended		Ended	Ended
6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$8.59		$11.25	$13.40		$12.12	$11.45

(0.04)		0.07	0.08		0.06	0.05

0.87		(2.65)	(0.81)		1.55	0.67

0.83		(2.58)	(0.73)		1.61	0.72

(0.01)		(0.08)	(0.06)		(0.05)	(0.05)
—		—	(1.36)		(0.28)	—

(0.01)		(0.08)	(1.42)		(0.33)	(0.05)

—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

$9.41		$8.59	$11.25		$13.40	$12.12

9.70%		(22.99)%	(6.26)%		13.54%	6.34%

$7,162		$8,423	$15,070		$17,622	$17,667

2.95%		2.65%	2.47%		2.28%	2.26%

(0.39)%		0.80%	0.61%		0.44%	0.38%
82	%(e)	87%	104	%(e)	52%	55%

2.95%		2.65%	2.47%		2.28%	2.26%

See Notes to Financial Statements.

31

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$8.59		$11.25	$13.41		$12.12	$11.45

Income/(loss) from investment operations:
Net investment income	0.03		0.14	0.17		0.15	0.14
Net realized and unrealized gain/(loss) on investments	0.88		(2.66)	(0.81)		1.57	0.67

Total from investment operations	0.91		(2.52)	(0.64)		1.72	0.81

Less distributions:
Dividends from net investment income	(0.03)		(0.14)	(0.16)		(0.15)	(0.14)
Distributions from net realized gains	—		—	(1.36)		(0.28)	—

Total distributions	(0.03)		(0.14)	(1.52)		(0.43)	(0.14)

Short-term trading fees	—		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.47		$8.59	$11.25		$13.41	$12.12

Total return(d)	10.61%		(22.48)%	(5.53)%		14.48%	7.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,010		$6,029	$9,218		$10,875	$11,340
Ratio of operating expenses to average net assets	2.20%		1.89%	1.72%		1.53%	1.51%
Ratio of net investment income to average net assets	0.36%		1.56%	1.36%		1.18%	1.13%
Portfolio turnover rate	82	%(e)	87%	104	%(e)	52%	55%
Ratio of operating expenses to average net assets without expense reimbursements	2.20%		1.89%	1.72%		1.53%	1.51%

(a)	Class K Shares of the Fund commenced operations on April 16, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the years ended June 30, 2009, June 30, 2007 or June 30, 2006.

See Notes to Financial Statements.

32

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Asset Allocation Fund-Balanced (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

33

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guideline approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$24,024,697
Level 2 — Other Significant Observable Inputs	11,957,034
Level 3 — Significant Unobservable Inputs	—

Total	$35,981,731

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock—
Consumer
Discretionary
Balance as of 6/30/2009	$— *
Transfers in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gains/(losses)	—
Change in unrealized appreciation/(depreciation)	—

Balance as of 6/30/2010	$— *

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net

35

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security with a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the

36

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

37

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.65% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $82,632 before payment of sub-administration fees and $52,680 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1694% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MST II.

38

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls were $30,338,642 and $47,244,878 respectively, for the year ended June 30, 2010. For the year ended June 30, 2010, cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments were $4,240,862 and $4,718,034 respectively. Cost of purchases and sales of mortgage dollar rolls were $3,672,957 and $3,162,527 respectively.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $3,624,023, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $959,973 and net appreciation for Federal income tax purposes was $2,664,050. At June 30, 2010, aggregate cost for Federal income tax purposes was $33,317,681.

6.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the

39

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $765.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, premium amortization, partnership basis adjustments, mortgage dollar roll adjustments and capital gains taxes were reclassified at

40

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2010 (continued)

year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$(2,556)	$2,556

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2010 was as follows:

Ordinary
Income

June 30, 2010	$147,872
June 30, 2009	965,492

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital
Ordinary	Loss	Unrealized
Income	Carryover	Appreciation	Total

$41,912	$(14,291,459)	$2,662,683	$(11,586,864)

The differences between book and tax distributable earnings were primarily due to wash sales, premium amortization accruals, deferred Trustees’ fees, partnership basis adjustments, reversal of mortgage dollar roll loss deferral and passive foreign investment company unreversed inclusions.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $14,291,459 of unused capital losses, of which $4,750,291 and $9,541,168 expire in 2017 and 2018, respectively.

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 90.52% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designates approximately $626,684 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Kenneth Smith joined the Fund’s portfolio management team in August 2010, replacing Michael Gura and Thomas Kenny,

41

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

and is responsible for both the large-cap growth and multi-cap growth segments of the Fund. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably

42

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key

43

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s

44

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

Class Y Shares compared to the performance of the Fund’s benchmark blend of indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the three- and five-year periods and exceeded the performance of its benchmark for the one- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods and exceeded the median performance of the Fund’s Lipper peer group for the ten-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

45

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond

46

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal

47

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

48

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01–6/09); Dean, Macomb Community College (9/97–6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

49

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

50

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

51

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

52

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Asset Allocation Fund — Balanced and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Asset Allocation Fund — Balanced (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Asset Allocation Fund — Balanced of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

53

[This Page Intentionally Left Blank]

54

[This Page Intentionally Left Blank]

55

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBLNC610

ANNUAL REPORT
June 30, 2010

Munder Bond Fund
Class Y, A, B, C & K Shares
Munder Tax-Free Short &
Intermediate Bond Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
xii	Shareholder Fee Examples

Portfolios of Investments:
1	Munder Bond Fund
11	Munder Tax-Free Short & Intermediate Bond Fund
18	Statements of Assets and Liabilities
20	Statements of Operations
21	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
28	Financial Highlights
39	Notes to Financial Statements
63	Reports of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Bond Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates. The Bond Fund also invests in Yankee securities (i.e., dollar-denominated securities of foreign issuers), which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards. A portion of the Tax-Free Short & Intermediate Bond Fund’s income may be subject to state, local and/or federal alternative minimum taxes.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie charts illustrate the investment allocation of the Bond Fund and the maturity allocation of the Tax-Free Short & Intermediate Bond Fund. Complete lists of holdings as of June 30, 2010 are contained in the Portfolios of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

MUNDER BOND FUND

 INVESTMENT ALLOCATION

MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND

 MATURITY ALLOCATION*

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date and in the case of securities with periodic put features, which are categorized as under 1 year. No specific maturity is assigned to investment company securities.

The performance data contained in the following commentary is based on Class Y Shares of the applicable Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Munder Bond Fund

Portfolio Management Team: Edward Goard and Michael Krushena

Reflecting a strong year for the fixed income market, the Fund posted a 12.73% return for its fiscal year ended June 30, 2010, significantly outperforming the 9.50% return for its Barclays Capital U.S. Aggregate Bond benchmark and just slightly trailing the 12.86% median return for the Lipper universe of corporate debt A-rated mutual funds.

Sector allocation had the strongest positive impact on the performance of the Fund relative to its Barclays Capital benchmark. Although an underweight in U.S. Treasury securities had a negative impact on the Fund’s return during the April through June 2010 time period, it was one of the strongest positive influences on the Fund’s relative performance for the year as a whole. In particular, overweights in commercial mortgage-backed securities and asset-backed securities, as well as the financials sector of the corporate bond market, helped to boost the Fund’s relative returns. Issue selection also made a significant contribution to the Fund’s relative strength. Among asset-backed holdings, there was strong relative value in subordinated securities, due to a combination of stricter underwriting guidelines and stricter structural integrity requirements of the rating agencies. Older vintage commercial mortgage-backed securities were also among the issues that helped to boost relative performance.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio Management Team: Roger Soderstrom and Adam Thayer

The Fund posted a return of 4.70% for its fiscal year ended June 30, 2010, trailing the 5.40% return of its blended 50% Barclays Capital Municipal Managed Money Short Term Index/50% Barclays Capital Municipal Managed Money Short/Intermediate Term Index benchmark, as well as the 4.91% median return of the Lipper universe of short-intermediate municipal debt mutual funds.

An overweight in pre-refunded securities was the primary reason for the lagging performance of the Fund for the year ended June 30, 2010, relative to its blended benchmark. The underperformance of these securities was particularly significant in two calendar quarters during the Fund’s fiscal year: the July 2009 through September 2009 quarter and the April 2010 through June 2010 quarter. While the Fund remained overweighted in pre-refunded securities as of June 30, 2010, its allocation to that segment of the market dropped from 28.2% at the start of the fiscal year to 17.1% at the end. We have not lowered the allocation further, as this would create the potential for large capital gains distributions and a lower yield for the Fund.

On the positive side of the ledger, the Fund increased its holdings of securities with maturities greater than 10 years. Given the strong performance of this maturity segment of the municipal market, the overweight had a positive impact on the Fund’s relative returns for the one-year ended June 30, 2010.

In the management of the Fund, we continued to focus on preservation of capital through the holding of high quality securities and the maximization of after-tax income.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. The Barclays Capital Municipal Managed Money Short Term and Short/Intermediate Indexes are rules-based, market-value-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA- or higher and have at least one year until maturity. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of corporate debt A-rated funds and the Lipper universe of short-intermediate municipal debt funds each represent the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund against which it is compared. You cannot invest directly in a Lipper universe.

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Bond Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Bond Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10
				Barclays	Lipper
				Capital U.S.	Corporate
Class and	With		Without	Aggregate	Debt A-Rated
Inception Date	Load		Load	Bond Index*	Funds Median**

CLASS Y 12/1/91	N/A		$17,189	$18,718	$17,172

CLASS A 12/9/92	$16,113	#	$16,777	$18,718	$17,172

CLASS B 3/13/96	N/A		$15,801	$18,718	$17,172

CLASS C 3/25/96	N/A		$15,563	$18,718	$17,172

CLASS K 11/23/92	N/A		$16,769	$18,718	$17,172

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

*	The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. Index comparative returns commence on 7/1/00.

**	The Lipper Corporate Debt A-Rated Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		12.73%	N/A		4.71%	N/A		5.57%	N/A		5.64%

CLASS A 12/9/92	8.06%	#	12.60%	3.61%	#	4.46%	4.89%	#	5.31%	5.24%	#	5.49%

CLASS B 3/13/96	6.75%	†	11.75%	3.33%	†	3.68%	N/A		4.68%	N/A		4.79%

CLASS C 3/25/96	10.67%	†	11.67%	N/A		3.68%	N/A		4.52%	N/A		4.43%

CLASS K 11/23/92	N/A		12.58%	N/A		4.45%	N/A		5.31%	N/A		5.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares based on the fiscal year ended 6/30/09 were 0.79%, 1.04%, 1.80%, 1.80% and 1.04%, respectively, and net expense ratios for Class Y, A, B, C and K Shares were 0.44%, 0.69%, 1.44%, 1.44% and 0.69%, respectively. Munder Capital Management has agreed to limit certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 and 2008-2010 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 and 2008-2010 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Hypothetical and Total Returns (continued)

The following graph represents the performance of Class Y Shares of the Munder Tax-Free Short & Intermediate Bond Fund, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Tax-Free Short & Intermediate Bond Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10
				Barclays Capital		Lipper Short-
				Municipal Managed	Barclays Capital	Intermediate
Class and	With		Without	Money Short	Municipal	Municipal Debt
Inception Date	Load		Load	Term Index*	Blended Index*	Funds Median**

CLASS Y 12/17/92	N/A		$14,849	$15,298	$16,035	$14,451

CLASS A 11/30/92	$14,204	#	$14,501	$15,298	$16,035	$14,451

CLASS B 5/16/96	N/A		$13,677	$15,298	$16,035	$14,451

CLASS C 7/8/98	N/A		$13,457	$15,298	$16,035	$14,451

CLASS K 2/9/87	N/A		$14,488	$15,298	$16,035	$14,451

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares that was in effect prior to 10/31/09. Effective 10/31/09, the maximum sales charge for Class A Shares was reduced to 2.00%.

*	The Barclays Capital Municipal Managed Money Short Term and Short/Intermediate Indexes are rules-based, market-value-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA- or higher and have at least one year until maturity. The Barclays Capital Municipal Blended Index shown in the graph is a blended index made up of 50% Barclays Capital Municipal Managed Money Short Term Index and 50% Barclays Capital Municipal Managed Money Short/Intermediate Index. Index comparative returns commence on 7/1/00.

**	The Lipper Short-Intermediate Municipal Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

x

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/17/92	N/A		4.70%	N/A		3.75%	N/A		4.03%	N/A		4.15%

CLASS A 11/30/92	2.37%	#	4.44%	3.09%	#	3.51%	3.57%	#	3.79%	3.80%	#	3.92%

CLASS B 5/16/96	(1.34)%	†	3.66%	2.38%	†	2.74%	N/A		3.18%	N/A		3.36%

CLASS C 7/8/98	2.63%	†	3.63%	N/A		2.72%	N/A		3.01%	N/A		2.82%

CLASS K 2/9/87	N/A		4.34%	N/A		3.49%	N/A		3.78%	N/A		4.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares for the fiscal year ended 6/30/09 were 0.98%, 1.23%, 1.98%, 1.98% and 1.24%, respectively, and net expense ratios for Class Y, A, B, C and K Shares were 0.41%, 0.66%, 1.41%, 1.41% and 0.66%, respectively. Munder Capital Management has agreed to limit certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and C Shares during the 1992-1996 and 2009-2010 calendar years and the Fund’s Class K Shares during the 1987-1996 and 2009-2010 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares that was in effect prior to 10/31/09. Effective 10/31/09, the maximum sales charge for Class A Shares was reduced to 2.00%.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Shareholder Fee Examples (Unaudited)

Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The sections of the tables below entitled “Actual” provide information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Examples for Comparison Purposes

The sections of the tables below entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the tables for the Funds and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

Munder Bond Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$1,050.82	$2.03	0.40%
Class A	$1,000.00	$1,050.70	$3.31	0.65%
Class B	$1,000.00	$1,046.79	$7.10	1.40%
Class C	$1,000.00	$1,046.50	$7.10	1.40%
Class K	$1,000.00	$1,050.64	$3.30	0.65%
Hypothetical
Class Y	$1,000.00	$1,022.81	$2.01	0.40%
Class A	$1,000.00	$1,021.57	$3.26	0.65%
Class B	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,017.85	$7.00	1.40%
Class K	$1,000.00	$1,021.57	$3.26	0.65%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Munder Tax-Free Short & Intermediate Bond Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$1,017.23	$2.00	0.40%
Class A	$1,000.00	$1,016.93	$3.25	0.65%
Class B	$1,000.00	$1,013.19	$6.99	1.40%
Class C	$1,000.00	$1,013.08	$6.99	1.40%
Class K	$1,000.00	$1,015.97	$3.25	0.65%
Hypothetical
Class Y	$1,000.00	$1,022.81	$2.01	0.40%
Class A	$1,000.00	$1,021.57	$3.26	0.65%
Class B	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,017.85	$7.00	1.40%
Class K	$1,000.00	$1,021.57	$3.26	0.65%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Munder Bond Fund

Portfolio of Investments, June 30, 2010

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES — 10.4%
Auto Loans — 7.9%
$720,000	AmeriCredit Automobile Receivables Trust:
	Series 2009-1, Class C, 14.550% due 01/15/2016	$912,208
750,000	Series 2010-1, Class C, 5.190% due 08/17/2015	782,951
850,000	CarMax Auto Owner Trust, Series 2009-2, Class B, 4.650% due 08/17/2015	869,918
3,750,000	Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.280% due 03/08/2013	3,902,806
	Ford Credit Auto Owner Trust:
2,235,000	Series 2007-A, Class C, 5.800% due 02/15/2013 (d)	2,366,467
1,467,000	Series 2007-B, Class B, 5.690% due 11/15/2012	1,561,678
	Wachovia Auto Loan Owner Trust:
255,887	Series 2006-1, Class A4, 144A, 5.080% due 04/20/2012 (g),(h),(i)	257,115
1,250,000	Series 2007-1, Class C, 5.450% due 10/22/2012	1,280,413
525,000	World Omni Auto Receivables Trust, Series 2007-BA, Class B, 144A, 5.980% due 04/15/2015 (g),(h),(i)	550,690

		12,484,246

Credit Card — 0.4%
600,000	Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, 0.640% due 03/17/2014 (e)	592,540

Home Equity Loans — 1.1%
16,974	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	16,486
279,267	Countrywide Asset-Backed Certificates, Series 2003-BC6, Class M5, 3.647% due 04/25/2033 (e)	44,118

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
$31,131	FHLMC Structured Pass Through Securities, Series T-7, Class A6, 7.030% due 08/25/2028 (c),(e),(f)	$31,131
150,000	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.867% due 01/25/2036 (e)	122,732
1,517,341	Quest Trust, Series 2004-X3, Class M1, 144A, 1.147% due 09/25/2034 (e),(g),(h),(i)	1,433,054
233,606	Wachovia Asset Securitization Inc, Series 2003-HE1 Trust, Series A1, 0.637% due 03/25/2033 (e)	141,041

		1,788,562

Time Share Receivables — 0.8%
	Marriott Vacation Club Owner Trust:
1,138,867	Series 2004-2A, Class A, 144A, 4.192% due 10/20/2026 (g),(h),(i)	1,135,791
197,045	Series 2004-2A, Class B, 144A, 4.341% due 10/20/2026 (g),(h),(i)	170,129

		1,305,920

Utilities — 0.0%*
35,000	GE Equipment Midticket LLC, Series 2009-1, Class B, 5.670% due 11/16/2020	36,857

Other — 0.2%
1,090,883	ELM BV, 144A, YNK, 16.539% due 06/20/2013 (c),(e),(f),(g),(h),(j)	288,757

TOTAL ASSET-BACKED SECURITIES
(Cost $17,130,138)		16,496,882

CORPORATE BONDS AND NOTES — 34.2%
Financials — 21.8%
1,325,000	ACE INA Holdings Inc, 5.900% due 06/15/2019	1,453,379
1,810,000	Axis Specialty Finance LLC, YNK, 5.875% due 06/01/2020	1,734,385
1,975,000	Bank of America Corp, MTN, 7.625% due 06/01/2019	2,262,378

See Notes to Financial Statements.

Principal
Amount		Value(a)

Financials (Continued)
$600,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018	$700,620
815,000	Capital One Financial Corp, 7.375% due 05/23/2014	931,917
1,000,000	Citigroup Inc, MTN, 5.500% due 10/15/2014	1,028,115
2,195,000	Corp Andina de Fomento, SNAT 8.125% due 06/04/2019	2,696,933
1,225,000	Fidelity National Financial Inc, 6.600% due 05/15/2017	1,221,409
1,035,000	Fifth Third Bancorp, 4.500% due 06/01/2018	978,664
	General Electric Capital Corp:
1,750,000	5.500% due 01/08/2020, MTN	1,849,321
310,000	Series A, 6.875% due 01/10/2039, MTN	342,281
2,205,000	Goldman Sachs Group Inc/The, 6.150% due 04/01/2018	2,309,775
4,420,000	Landesbank Baden-Wuerttemberg/New York NY, MTN, 6.350% due 04/01/2012 (d)	4,771,987
1,000,000	MetLife Inc, Series A, 6.817% due 08/15/2018	1,131,046
2,050,000	Morgan Stanley, MTN, 6.000% due 04/28/2015	2,142,404
1,750,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018	2,426,676
1,405,000	PNC Funding Corp, 5.625% due 02/01/2017	1,494,742
645,000	Prudential Financial Inc, 6.625% due 06/21/2040	656,411
1,750,000	Sovereign Bank, 2.111% due 04/01/2014 (d),(e)	1,714,267
1,000,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (e)	842,910
1,000,000	UBS Preferred Funding Trust II, 7.247% due 06/29/2049 (e) (becomes variable June 2011)	931,000
530,000	USB Capital XIII Trust, 6.625% due 12/15/2039	558,800

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$525,000	Wells Fargo Bank NA, 4.750% due 02/09/2015	$549,469

		34,728,889

Health Care Products — 0.3%
360,000	Wyeth, 5.450% due 04/01/2017	411,144

Industrial Conglomerates — 1.8%
1,275,000	Anadarko Petroleum Corp, 7.950% due 06/15/2039	1,088,677
900,000	Frontier Communications Corp, 6.250% due 01/15/2013	902,250
835,000	L-3 Communications Corp, 5.875% due 01/15/2015	824,562

		2,815,489

Industrials — 8.5%
2,000,000	AT&T Inc, 5.500% due 02/01/2018	2,211,668
815,000	Barrick North America Finance LLC, 6.800% due 09/15/2018	957,891
1,547,000	Coca-Cola Enterprises Inc, 8.500% due 02/01/2022	2,134,294
700,000	Comcast Corp, 6.400% due 05/15/2038	754,163
920,000	Freeport-McMoRan Copper & Gold Inc, 8.250% due 04/01/2015	998,200
970,000	Kansas City Southern Railway, 8.000% due 06/01/2015	999,100
885,000	Levi Strauss & Co, 8.875% due 04/01/2016	915,975
1,250,000	Motors Liquidation Co, 7.200% due 01/15/2011 (k)	378,125
1,700,000	Time Warner Cable Inc, 6.750% due 06/15/2039	1,878,029

See Notes to Financial Statements.

Principal
Amount		Value(a)

Industrials (Continued)
$1,125,000	Waste Management Inc, 6.375% due 03/11/2015	$1,290,122
1,020,000	Westlake Chemical Corp, 6.625% due 01/15/2016	979,200

		13,496,767

Information Technology — 0.2%
350,000	Oracle Corp, 5.750% due 04/15/2018	405,186

Retail — 1.2%
900,000	Staples Inc, 9.750% due 01/15/2014	1,104,009
700,000	Wal-Mart Stores Inc, 5.625% due 04/01/2040	763,841

		1,867,850

Utilities — 0.4%
600,000	Ameren Energy Generating Co, Series F, 7.950% due 06/01/2032	611,592

TOTAL CORPORATE BONDS AND NOTES
(Cost $53,343,538)		54,336,917

MORTGAGE-BACKED SECURITIES — 41.7%
Collateralized Mortgage Obligations (CMO) – Agency — 1.4%
	Fannie Mae REMICS:
178,811	Series 1990-5, Class J, 8.200% due 01/25/2020	204,377
80,519	Series 2003-63, Class GU, 4.000% due 07/25/2033	83,143
1,864,376	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038 (g),(h),(i)	1,892,616

		2,180,136

Collateralized Mortgage Obligations (CMO) – Non Agency — 2.4%
	Countrywide Alternative Loan Trust:
1,232,295	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033	1,242,441
736,989	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	645,745

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Collateralized Mortgage Obligations (Continued)
$791,647	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	$794,371
147,264	JP Morgan Mortgage Trust, Series 2005-A3, Class 6A1, 2.971% due 06/25/2035 (e)	141,430
632,310	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	613,778
469,958	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A6, 5.500% due 10/25/2035	451,957

		3,889,722

Commercial Mortgage-Backed Securities — 10.1%
2,602,340	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR5, Class A2, 4.254% due 07/11/2042 (d)	2,628,992
2,000,000	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.778% due 11/18/2035	2,126,229
2,000,000	GE Capital Commercial Mortgage Corp, Series 2003-C2, Class A4, 5.145% due 07/10/2037 (d)	2,141,131
675,000	GS Mortgage Securities Corp II, Series 2005-GG4, Class A4A, 4.751% due 07/10/2039	698,332
165,924	JP Morgan Commercial Mortgage Finance Corp, Series 2000-C10, Class B, 7.791% due 08/15/2032 (e)	166,057
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031	2,102,721
3,000,000	Morgan Stanley Capital I, Series 2004-HQ4, Class A-6, 4.830% due 04/14/2040 (d)	3,074,607

See Notes to Financial Statements.

Principal
Amount		Value(a)

Commercial Mortgage-Backed Securities (Continued)
$2,990,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.830% due 05/15/2043 (d),(e)	$3,191,429

		16,129,498

Mortgage Pass-Through Securities — 27.8%
	Fannie Mae:
650,000	4.500% due 08/25/2040 (l)	671,226
4,900,000	5.000% due 08/25/2040 (l),(m)	5,165,673
1,325,000	5.500% due 08/25/2040 (l)	1,417,750
1,500,000	6.500% due 08/25/2040 (l),(m)	1,638,516
	Fannie Mae Pool:
82,717	#070225, 7.500% due 08/01/2018	91,090
6,598	#081585, 11.500% due 07/01/2012	7,234
138,326	#100081, 11.500% due 08/20/2016	154,267
222,311	#250550, 6.500% due 05/01/2026	245,841
164,056	#251518, 6.000% due 02/01/2013	177,142
194,167	#251760, 6.000% due 06/01/2013	210,929
143,900	#254186, 5.500% due 01/01/2012	146,712
183,325	#254664, 5.500% due 02/01/2013	188,864
1,556,346	#257043, 6.000% due 01/01/2038 (d)	1,690,921
43,318	#257077, 5.500% due 02/01/2023	46,859
67,364	#303105, 11.000% due 11/01/2020	78,073
72,947	#490365, 2.580% due 12/01/2028 (e)	75,927
2,287,335	#726182, 5.000% due 07/01/2033 (d)	2,432,533
1,195,968	#735060, 6.000% due 11/01/2034 (d)	1,312,089
852,501	#745275, 5.000% due 02/01/2036 (d)	904,885
392,374	#767413, 5.500% due 01/01/2034	422,562
632,703	#776836, 6.500% due 08/01/2034 (d)	702,241
2,724,884	#780620, 5.500% due 05/01/2034 (d)	2,938,787
319,743	#788520, 5.500% due 07/01/2034	344,344
291,807	#788908, 6.000% due 08/01/2034	320,140
657,323	#888029, 6.000% due 12/01/2036	715,394
3,419,027	#899928, 6.000% due 12/01/2037	3,714,666
238,650	#906281, 5.438% due 01/01/2037 (e)	252,555
464,291	#928206, 6.000% due 04/01/2037 (d)	504,438
888,464	#938199, 6.500% due 07/01/2037 (d)	974,450
355,204	#956918, 5.500% due 11/01/2037	381,791
6,634,269	#963774, 5.500% due 06/01/2038	7,130,844
2,320,524	#964258, 5.000% due 07/01/2023 (d)	2,479,154

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Mortgage Pass-Through Securities (Continued)
	Fannie Mae Pool: (Continued)
$102,971	#964571, 5.500% due 07/01/2023	$111,387
1,044,596	#965712, 5.500% due 01/01/2023	1,129,982
400,340	#995597, 5.500% due 03/01/2024	433,064
1,309,331	#AA4534, 4.500% due 04/01/2024	1,383,940
	Freddie Mac Gold Pool:
17,727	#A00813, 9.000% due 10/01/2020	19,948
72,748	#A01048, 8.500% due 02/01/2020	80,603
1,439,820	#A63820, 6.000% due 08/01/2037 (d)	1,565,444
502,797	#C01501, 5.500% due 03/01/2033 (d)	542,817
83,949	#C30261, 7.500% due 08/01/2029	96,096
20,999	#F70013, 7.000% due 12/01/2011	21,708
61,509	#G00479, 9.000% due 04/01/2025	71,834
	Ginnie Mae I Pool:
125,118	#627907, 5.000% due 02/15/2034	134,330
57,535	#780077, 8.000% due 03/15/2025	66,463
43,191	#780584, 7.000% due 06/15/2027	48,961
829,256	#781008, 6.000% due 03/15/2029	917,702

		44,162,176

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $63,314,107)		66,361,532

MUNICIPAL BONDS AND NOTES — 0.6%
(Cost $947,683)
Municipal — 0.6%
1,000,000	City of New York NY, GO, 5.676% due 10/01/2034	950,440

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
Government Sponsored Enterprises (GSE) — 1.4%
2,000,000	Federal Home Loan Mortgage Corp, 4.875% due 06/13/2018	2,263,708
10,000	JPMorgan Chase & Co, FDIC Guaranteed, 3.125% due 12/01/2011	10,345

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,018,368)		2,274,053

See Notes to Financial Statements.

Principal
Amount		Value(a)

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds — 0.3%
$460,000	5.000% due 05/15/2037	$548,262

U.S. Treasury Notes — 5.4%
13,000	0.875% due 02/29/2012	13,070
870,000	2.125% due 05/31/2015	884,955
2,000,000	2.375% due 03/31/2016	2,029,532
5,330,000	3.500% due 05/15/2020	5,578,165

		8,505,722

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,847,807)		9,053,984

Shares

INVESTMENT COMPANY SECURITY — 9.2%
(Cost $14,719,399)
14,719,399	State Street Institutional Liquid Reserves Fund (b)	14,719,399

TOTAL INVESTMENTS
(Cost $160,321,040)	103.2%	164,193,207
OTHER ASSETS AND LIABILITIES (Net)	(3.2)	(5,109,082)

NET ASSETS	100.0%	$159,084,125

*	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(d)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts and/or securities purchased on a when-issued or delayed delivery basis.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2010.

(f)	Security valued at fair value as of June 30, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010, these securities represent $319,888, 0.2% of net assets.

(g)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(h)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

exempt from registration, including in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of the securities be registered.

(i)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(j)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2010, securities subject to restrictions on resale that have not been deemed to be liquid represent $288,757, 0.2% of net assets.

Security	Acquisition Date	Cost

ELM BV, 144A, YNK 16.539% due 06/20/2013	06/13/2006	$1,090,883

(k)	Issuer in default with respect to the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:

	Principal	Acquisition	Market
Security	Amount	Cost	Value

Motors Liquidation Co, 7.200% due 01/15/2011	$1,250,000	$1,245,190	$378,125

(l)	Security purchased on a when-issued or delayed delivery basis and may be settled after the customary settlement period.

(m)	Security subject to mortgage dollar roll transaction.

ABBREVIATIONS:
FDIC	— Federal Deposit Insurance Corporation
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation Bond
MTN	— Medium Term Note
REMIC	— Real Estate Mortgage Investment Conduit
SNAT	— Supranational
YNK	— Yankee Security

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2010

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES — 97.8%
Alabama — 3.8%
$2,000,000	County of Jefferson AL, Sewer Revenue, (FGIC), 5.125% due 02/01/2042
	Pre-refunded 08/01/2012	$2,182,800
1,000,000	State of Alabama, Series D, GO, 5.000% due 06/01/2021	1,138,170

		3,320,970

Arizona — 7.3%
300,000	Arizona School Facilities Board, Series B, (FSA), 5.250% due 09/01/2018 Pre-refunded 09/01/2014	348,939
1,000,000	City of Mesa AZ, Utility System Revenue, (FGIC), 5.000% due 07/01/2019 Pre-refunded 07/01/2011	1,045,840
1,650,000	Maricopa County Unified School District No 69 Paradise Valley, (MBIA), 5.000% due 07/01/2012	1,784,228
1,800,000	Phoenix Civic Improvement Corp, Refunding, (FGIC), 5.000% due 07/01/2012	1,950,534
1,115,000	Town of Gilbert AZ, Refunding, (FGIC), 5.750% due 07/01/2012	1,225,396

		6,354,937

California — 8.5%
2,000,000	Golden State Tobacco Securitization Corp, Series B, (TCR, FGIC), 5.625% due 06/01/2038 Pre-refunded 06/01/2013	2,258,440
2,500,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, ETM, 3.250% due 01/01/2014 (c)	2,377,200
2,000,000	San Jose Evergreen Community College District, Series D, GO, (MBIA), 5.000% due 09/01/2024 Pre-refunded 09/01/2013	2,261,660
475,000	State of California, GO, Refunding, 5.000% due 08/01/2022	494,375

		7,391,675

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)
Connecticut — 1.8%
$1,540,000	State of Connecticut, Series C, GO, 4.000% due 06/01/2020	$1,608,254

Florida — 3.6%
1,000,000	City of Fort Lauderdale FL, Water & Sewer Revenue, (MBIA), 4.000% due 03/01/2013	1,066,650
1,000,000	County of Broward FL, Series B, Refunding, GO, 5.000% due 01/01/2021	1,141,080
850,000	State of Florida, Series A, GO, 5.000% due 07/01/2022	955,902

		3,163,632

Georgia — 5.7%
1,000,000	Fulton County School District, GO, Refunding, 5.250% due 01/01/2013	1,103,320
1,250,000	Gwinnett County School District, GO, Refunding, 5.000% due 02/01/2022	1,475,387
	State of Georgia:
1,090,000	Series B, 5.500% due 07/01/2012	1,197,343
1,045,000	Series C, 6.250% due 08/01/2013	1,214,562

		4,990,612

Hawaii — 4.0%
	County of Kauai HI, Series A, GO (MBIA):
180,000	4.375% due 08/01/2010 , ETM	180,509
1,215,000	4.375% due 08/01/2010	1,218,098
1,875,000	State of Hawaii, Series DB, GO, Refunding, (MBIA), 5.250% due 09/01/2013	2,116,069

		3,514,676

Illinois — 3.7%
1,000,000	City of Chicago IL, Series A, GO, (FSA), 5.000% due 01/01/2024	1,055,370
500,000	Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, (FGIC), 5.500% due 12/15/2024	506,480

See Notes to Financial Statements.

Principal
Amount		Value(a)

Illinois (Continued)
$500,000	Regional Transportation Authority, Refunding, (FGIC), 6.000% due 06/01/2015	$583,280
1,000,000	State of Illinois, GO, (FSA), 5.500% due 05/01/2015	1,119,940

		3,265,070

Indiana — 1.1%
1,000,000	Indiana State Finance Authority, Revenue, Campagna Academy Inc, (JP Morgan Chase Bank, LOC), 0.300% due 06/01/2042 (d)	1,000,000

Kentucky — 1.3%
1,000,000	Louisville/Jefferson County Metropolitan Government, GO, 4.000% due 11/01/2017	1,113,890

Maryland — 4.1%
1,000,000	County of Montgomery MD, GO, Refunding, 5.250% due 10/01/2010	1,011,690
1,000,000	Maryland State Department of Transportation, Revenue, 5.500% due 02/01/2017	1,190,700
1,250,000	State of Maryland, Series C, GO, 4.000% due 11/01/2019	1,386,325

		3,588,715

Massachusetts — 1.3%
1,000,000	Massachusetts Bay Transportation Authority, Series A, 4.750% due 07/01/2034 Pre-refunded 07/01/2015	1,153,490

Michigan — 4.3%
1,350,000	Ann Arbor School District, School Building & Site, GO, (Q-SBLF), 5.250% due 05/01/2016	1,486,458
	City of Troy MI, GO, Refunding:
180,000	4.000% due 10/01/2020	188,627
200,000	5.000% due 10/01/2019	227,380
425,000	Jenison Public Schools, Refunding, (FGIC), 5.250% due 05/01/2015	470,008
1,250,000	Michigan Municipal Bond Authority, State Clean Water Revolving Fund, 5.000% due 10/01/2023	1,379,812

		3,752,285

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)
Minnesota — 1.3%
$955,000	State of Minnesota, Series F, GO, 5.000% due 08/01/2021	$1,138,723

Nebraska — 1.2%
1,000,000	City of Omaha NE, GO, 4.500% due 12/01/2010	1,016,930

Nevada — 4.5%
1,500,000	County of Clark NV, Series A, GO, Refunding, (AMBAC), 5.000% due 12/01/2014	1,709,100
2,000,000	Las Vegas Valley Water District, Series A, Refunding, (FGIC), 5.000% due 06/01/2015	2,224,440

		3,933,540

New Jersey — 1.3%
1,000,000	State of New Jersey, GO, 5.750% due 05/01/2012	1,091,510

New York — 2.6%
2,000,000	City of New York NY, Series D, (TCR, FGIC), 5.000% due 08/01/2015	2,283,720

North Carolina — 1.9%
1,000,000	North Carolina Capital Facilities Finance Agency, Revenue, (Bank of America N.A., LOC), 0.300% due 08/01/2033 (d)	1,000,000
650,000	Town of Cary NC, GO, 5.000% due 03/01/2019 Pre-refunded 03/01/2011	682,923

		1,682,923

Ohio — 5.5%
	City of Columbus OH:
1,000,000	Series A, GO, 5.000% due 07/01/2013	1,118,960
300,000	Series B, GO, Refunding, 5.000% due 06/15/2016	340,632
1,290,000	Loveland City School District, Refunding School Improvement, (FSA), 5.000% due 12/01/2015	1,475,850

See Notes to Financial Statements.

Principal
Amount		Value(a)

Ohio (Continued)
$1,725,000	Ohio State Water Development Authority, Water Pollution Control, Series 2003, Refunding, 5.000% due 12/01/2012	$1,900,985

		4,836,427

Pennsylvania — 2.8%
1,250,000	Commonwealth of Pennsylvania, GO,
	4.500% due 01/01/2024	1,308,725
1,000,000	County of Montgomery PA, GO, Series C, 5.000% due 12/15/2018	1,175,870

		2,484,595

Rhode Island — 1.3%
1,000,000	State of Rhode Island, Series A, (MBIA), 5.000% due 02/01/2014	1,123,420

South Carolina — 1.5%
1,250,000	Richland County School District No 1/SC, GO, Refunding, (SCSDE), 4.375% due 03/01/2023	1,300,350

Tennessee — 3.2%
475,000	City of Johnson City TN, Water & Sewer, GO, Refunding, (FGIC), 4.750% due 06/01/2013	515,717
1,000,000	City of Knoxville TN, Waste Water System Revenue, 5.000% due 04/01/2022	1,114,460
1,030,000	State of Tennessee, Series A, GO, Refunding, 5.000% due 05/01/2026	1,129,508

		2,759,685

Texas — 11.4%
1,325,000	Alamo Community College District, Series A, GO, (NPFGC), 5.000% due 08/15/2023	1,448,649
5,000	City of San Antonio TX, Electric & Gas Revenue, ETM, 5.000% due 02/01/2012	5,355
2,000,000	City of Waco TX, GO, (MBIA), 5.000% due 02/01/2014	2,218,080
1,000,000	County of Williamson TX, Pass-Through Toll, GO, 5.000% due 02/15/2020	1,139,320
625,000	Keller Independent School District/TX, 4.000% due 02/15/2012	656,481

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2010 (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)
Texas (Continued)
$2,000,000	Lancaster Independent School District/TX, GO, (FSA), 5.750% due 02/15/2034 Pre-refunded 02/15/2014	$2,316,540
1,000,000	Richardson Independent School District, GO, (PSFG), 3.800% due 02/15/2012	1,053,290
	State of Texas:
1,000,000	Transportation Common Mobility Fund, GO, 4.650% due 04/01/2025	1,050,230
95,000	Water Financial Assistance, Series C, GO, Refunding, 5.000% due 08/01/2018	95,250

		9,983,195

Utah — 1.3%
1,000,000	Box Elder County School District/UT, School Building-School Board Guaranty Program, GO, 5.000% due 07/15/2020	1,152,700

Washington — 2.5%
1,000,000	Benton County School District No 400 Richland/WA, GO, (FSA),
	5.000% due 12/01/2012	1,097,230
1,000,000	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, (FGIC), 5.000% due 07/01/2026	1,053,200

		2,150,430

Wisconsin — 5.0%
1,400,000	Blackhawk Technical College District/WI, (AMBAC), 4.000% due 04/01/2012	1,475,572
1,360,000	Middleton-Cross Plains Area School District/WI, (FSA), 5.000% due 04/01/2021	1,497,686
	State of Wisconsin:
1,000,000	Series 1, GO, Refunding, (MBIA), 5.000% due 05/01/2018	1,103,720
250,000	Series 1, GO, Refunding, (MBIA), 5.500% due 05/01/2015	292,133

		4,369,111

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $81,361,707)		85,525,465

See Notes to Financial Statements.

Shares		Value(a)

INVESTMENT COMPANY SECURITY — 2.6%
(Cost $2,290,108)
2,290,108	CitiFunds Institutional Tax Free Reserves (b)	$2,290,108

TOTAL INVESTMENTS
(Cost $83,651,815)	100.4%	87,815,573
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(374,736)

NET ASSETS	100.0%	$87,440,837

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Zero-coupon bond. Rate represents annualized yield at date of purchase.

(d)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2010.

ABBREVIATIONS:
AMBAC	— American Municipal Bond Assurance Corporation
ETM	— Escrow to Maturity
FGIC	— Federal Guaranty Insurance Corporation
FSA	— Financial Security Assurance
GO	— General Obligation Bonds
LOC	— Instruments supported by bank letter of credit
MBIA	— Municipal Bond Investors Assurance
NPFGC	— National Public Finance Guaranty Corporation
PSFG	— Permanent School Fund Guaranteed
Q-SBLF	— Qualified School Bond Loan Fund Credit Enhancement
SCSDE	— Subject to South Carolina State Department of Education Credit Enhancement
TCR	— Transferable Custodial Receipt

At June 30, 2010, the sector diversification of the Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
General Obligation	60.4%	$52,772,792
Pre-Refunded/ETM	16.9	14,813,696
Revenue	13.4	11,692,901
Insured	7.1	6,246,076

TOTAL MUNICIPAL BONDS AND NOTES	97.8	85,525,465
INVESTMENT COMPANY SECURITY	2.6	2,290,108

TOTAL INVESTMENTS	100.4	87,815,573
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(374,736)

NET ASSETS	100.0%	$87,440,837

See Notes to Financial Statements.

Munder Fixed Income Funds

Statements of Assets and Liabilities, June 30, 2010

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (see accompanying schedule)	$164,193,207	$87,815,573
Interest receivable	1,094,268	1,115,895
Dividends receivable	2,149	427
Receivable from Advisor	31,018	19,461
Receivable for investment securities sold	6,934,588	—
Receivable for Fund shares sold	107,303	567,493
Deposits with brokers for futures contracts	116,000	—
Variation margin receivable on open futures contracts	4,315,350	—
Prepaid expenses and other assets	48,618	51,638

Total Assets	176,842,501	89,570,487

LIABILITIES:
Payable for investment securities purchased	1,598,761	1,614,242
Payable for when issued and forward delivery securities	15,650,591	—
Payable for Fund shares redeemed	99,679	274,088
Payable for deferred mortgage dollar rolls	33,433	—
Trustees’ fees and expenses payable	214,795	136,527
Investment advisory fees payable	52,205	28,202
Transfer agency/record keeping fees payable	27,672	12,048
Administration fees payable	19,419	11,446
Shareholder servicing fees payable — Class K Shares	11,718	6,374
Distribution and shareholder servicing fees payable — Class A, B and C Shares	10,481	13,987
Custody fees payable	3,572	2,816
Accrued expenses and other payables	36,050	29,920

Total Liabilities	17,758,376	2,129,650

NET ASSETS	$159,084,125	$87,440,837

Investments, at cost	$160,321,040	$83,651,815

See Notes to Financial Statements.

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
NET ASSETS consist of:
Undistributed net investment income	$247,578	$19,809
Accumulated net realized gain/(loss) on investments sold	(21,538,628)	5,871
Net unrealized appreciation of investments and futures contracts	4,042,924	4,163,758
Paid-in capital	176,332,251	83,251,399

	$159,084,125	$87,440,837

NET ASSETS:
Class Y Shares	$84,689,847	$14,409,477

Class A Shares	$19,533,487	$32,006,003

Class B Shares	$2,555,570	$696,984

Class C Shares	$5,351,581	$8,941,536

Class K Shares	$46,953,640	$31,386,837

SHARES OUTSTANDING:
Class Y Shares	8,873,921	1,366,619

Class A Shares	2,050,154	3,037,692

Class B Shares	268,221	66,275

Class C Shares	558,230	842,864

Class K Shares	4,921,035	2,979,404

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.54	$10.54

CLASS A SHARES:
Net asset value and redemption price per share	$9.53	$10.54

Maximum sales charge	4.00%	2.00%
Maximum offering price per share	$9.93	$10.76

CLASS B SHARES:
Net asset value and offering price per share*	$9.53	$10.52

CLASS C SHARES:
Net asset value and offering price per share*	$9.59	$10.61

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.54	$10.53

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Fixed Income Funds

Statements of Operations, For the Year Ended June 30, 2010

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest	$7,605,380	$2,733,555
Dividends	44,398	4,294
Mortgage dollar roll income	746,086	—
Other Income	16,845	10,890

Total Investment Income	8,412,709	2,748,739

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	47,511	62,823
Class B Shares	29,600	7,490
Class C Shares	58,830	73,375
Shareholder servicing fees:
Class K Shares	147,529	89,409
Investment advisory fees	702,169	312,005
Administration fees	258,397	127,343
Transfer agency/record keeping fees	155,727	69,612
Trustees’ fees and expenses	81,715	67,446
Custody fees	60,863	36,545
Registration and filing fees	45,222	40,966
Legal and audit fees	31,125	31,019
Other	53,043	57,799

Total Expenses	1,671,731	975,832
Expenses reimbursed by Advisor	(686,108)	(430,730)

Net Expenses	985,623	545,102

NET INVESTMENT INCOME	7,427,086	2,203,637

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	381,654	177,940
Futures contracts	1,018,726	—
Net change in unrealized appreciation/(depreciation) of:
Securities	13,166,502	878,472
Futures contracts	61,068	—

Net realized and unrealized gain on investments	14,627,950	1,056,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,055,036	$3,260,049

See Notes to Financial Statements.

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$7,427,086	$12,730,402
Net realized gain/(loss) from security transactions, futures contracts and credit default swap contracts	1,400,380	(9,152,316)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	13,227,570	(3,455,522)

Net increase in net assets resulting from operations	22,055,036	122,564
Dividends to shareholders from net investment income:
Class Y Shares	(3,753,056)	(5,809,746)
Class A Shares	(762,624)	(926,294)
Class B Shares	(95,614)	(168,123)
Class C Shares	(188,144)	(236,290)
Class K Shares	(2,277,701)	(6,075,912)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(17,301,696)	(27,253,366)
Class A Shares	(403,658)	1,176,342
Class B Shares	(973,169)	(197,963)
Class C Shares	(1,177,200)	2,213,457
Class K Shares	(51,144,236)	(54,584,231)

Net decrease in net assets	(56,022,062)	(91,739,562)
NET ASSETS:
Beginning of year	215,106,187	306,845,749

End of year	$159,084,125	$215,106,187

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$247,578	$(35,631)

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$2,203,637	$1,705,488
Net realized gain/(loss) from security transactions	177,940	(7,255)
Net change in net unrealized appreciation/(depreciation) of securities	878,472	2,351,240

Net increase in net assets resulting from operations	3,260,049	4,049,473
Dividends to shareholders from net investment income:
Class Y Shares	(288,735)	(85,598)
Class A Shares	(734,446)	(290,569)
Class B Shares	(15,921)	(12,294)
Class C Shares	(155,094)	(70,838)
Class K Shares	(1,010,254)	(1,262,961)
Distributions to shareholders from net realized gains:
Class Y Shares	(17,070)	(17,605)
Class A Shares	(64,001)	(59,634)
Class B Shares	(1,870)	(3,758)
Class C Shares	(17,586)	(18,523)
Class K Shares	(80,433)	(319,141)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	9,922,705	1,608,055
Class A Shares	17,824,231	4,633,905
Class B Shares	22,406	102,943
Class C Shares	3,016,323	3,307,950
Class K Shares	(15,571,310)	(7,533,166)

Net increase in net assets	16,088,994	4,028,239
NET ASSETS:
Beginning of year	71,351,843	67,323,604

End of year	$87,440,837	$71,351,843

Undistributed net investment income	$19,809	$28,994

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$4,871,951	$6,446,054
Issued as reinvestment of dividends	2,214,300	3,663,497
Redeemed	(24,387,947)	(37,362,917)

Net decrease	$(17,301,696)	$(27,253,366)

Class A Shares:
Sold*	$4,939,612	$9,451,967
Issued as reinvestment of dividends	522,036	642,475
Redeemed	(5,865,306)	(8,918,100)

Net increase/(decrease)	$(403,658)	$1,176,342

Class B Shares:
Sold	$465,153	$2,044,205
Issued as reinvestment of dividends	65,720	104,343
Redeemed*	(1,504,042)	(2,346,511)

Net decrease	$(973,169)	$(197,963)

Class C Shares:
Sold	$1,378,082	$4,764,829
Issued as reinvestment of dividends	127,314	135,382
Redeemed	(2,682,596)	(2,686,754)

Net increase/(decrease)	$(1,177,200)	$2,213,457

Class K Shares:
Sold	$2,571,191	$6,349,602
Issued as reinvestment of dividends	347,507	505,021
Redeemed	(54,062,934)	(61,438,854)

Net decrease	$(51,144,236)	$(54,584,231)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	522,472	725,188
Issued as reinvestment of dividends	237,659	415,828
Redeemed	(2,633,042)	(4,211,067)

Net decrease	(1,872,911)	(3,070,051)

Class A Shares:
Sold*	529,618	1,066,541
Issued as reinvestment of dividends	56,071	73,188
Redeemed	(630,044)	(1,010,388)

Net increase/(decrease)	(44,355)	129,341

Class B Shares:
Sold	50,015	232,084
Issued as reinvestment of dividends	7,058	11,910
Redeemed*	(162,121)	(267,751)

Net decrease	(105,048)	(23,757)

Class C Shares:
Sold	147,349	533,989
Issued as reinvestment of dividends	13,588	15,375
Redeemed	(286,993)	(303,651)

Net increase/(decrease)	(126,056)	245,713

Class K Shares:
Sold	275,306	722,258
Issued as reinvestment of dividends	37,265	57,377
Redeemed	(5,865,444)	(6,911,648)

Net decrease	(5,552,873)	(6,132,013)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$13,477,232	$2,138,904
Issued as reinvestment of dividends and distributions	185,098	72,608
Redeemed	(3,739,625)	(603,457)

Net increase	$9,922,705	$1,608,055

Class A Shares:
Sold*	$25,581,285	$8,632,382
Issued as reinvestment of dividends and distributions	354,793	201,824
Redeemed	(8,111,847)	(4,200,301)

Net increase	$17,824,231	$4,633,905

Class B Shares:
Sold	$274,570	$383,327
Issued as reinvestment of dividends and distributions	13,884	9,203
Redeemed*	(266,048)	(289,587)

Net increase	$22,406	$102,943

Class C Shares:
Sold	$4,460,580	$4,070,091
Issued as reinvestment of dividends and distributions	81,834	40,712
Redeemed	(1,526,091)	(802,853)

Net increase	$3,016,323	$3,307,950

Class K Shares:
Sold	$2,542,245	$6,571,237
Issued as reinvestment of dividends and distributions	4,762	6,543
Redeemed	(18,118,317)	(14,110,946)

Net decrease	$(15,571,310)	$(7,533,166)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	1,276,769	203,837
Issued as reinvestment of dividends and distributions	17,588	7,061
Redeemed	(355,347)	(58,431)

Net increase	939,010	152,467

Class A Shares:
Sold*	2,430,941	827,154
Issued as reinvestment of dividends and distributions	33,713	19,620
Redeemed	(770,884)	(406,605)

Net increase	1,693,770	440,169

Class B Shares:
Sold	26,063	37,457
Issued as reinvestment of dividends and distributions	1,321	896
Redeemed*	(25,358)	(28,114)

Net increase	2,026	10,239

Class C Shares:
Sold	421,002	389,291
Issued as reinvestment of dividends and distributions	7,725	3,926
Redeemed	(143,928)	(78,640)

Net increase	284,799	314,577

Class K Shares:
Sold	240,649	630,203
Issued as reinvestment of dividends and distributions	453	639
Redeemed	(1,719,889)	(1,366,540)

Net decrease	(1,478,787)	(735,698)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$8.83		$9.24		$9.25		$9.13	$9.66

Income/(loss) from investment operations:
Net investment income	0.41		0.46		0.35		0.45	0.37
Net realized and unrealized gain/(loss) on investments	0.70		(0.38)		0.11		0.14	(0.48)

Total from investment operations	1.11		0.08		0.46		0.59	(0.11)

Less distributions:
Dividends from net investment income	(0.40)		(0.49)		(0.47)		(0.47)	(0.42)

Total distributions	(0.40)		(0.49)		(0.47)		(0.47)	(0.42)

Net asset value, end of period	$9.54		$8.83		$9.24		$9.25	$9.13

Total return(c)	12.73%		0.97%		5.06%		6.49%	(1.16)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$84,690		$94,872		$127,638		$47,681	$23,006
Ratio of operating expenses to average net assets	0.40%		0.40%		0.92%		1.02%	1.11%
Ratio of net investment income to average net assets	4.39%		5.24%		3.70%		4.81%	3.99%
Portfolio turnover rate	206	%(d)	292	%(d)	272	%(d)	55%	68%
Ratio of operating expenses to average net assets without expense reimbursements	0.79%		0.75%		1.01%		1.02%	1.11%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 79%, 154% and 226% for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

A Shares
Year		Year		Year		Year	Year
Ended		Ended		Ended		Ended	Ended
6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

$8.81		$9.22		$9.24		$9.12	$9.65

0.38		0.44		0.32		0.42	0.35

0.71		(0.39)		0.11		0.14	(0.48)

1.09		0.05		0.43		0.56	(0.13)

(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

$9.53		$8.81		$9.22		$9.24	$9.12

12.60%		0.72%		4.70%		6.24%	(1.41)%

$19,533		$18,460		$18,126		$10,468	$14,038

0.65%		0.65%		1.20%		1.28%	1.33%

4.14%		4.95%		3.46%		4.55%	3.77%
206	%(d)	292	%(d)	272	%(d)	55%	68%

1.04%		1.00%		1.28%		1.28%	1.33%

See Notes to Financial Statements.

Munder Bond Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$8.81		$9.22		$9.24		$9.12	$9.65

Income/(loss) from investment operations:
Net investment income	0.31		0.37		0.25		0.35	0.28
Net realized and unrealized gain/(loss) on investments	0.71		(0.38)		0.11		0.14	(0.48)

Total from investment operations	1.02		(0.01)		0.36		0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

Total distributions	(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

Net asset value, end of period	$9.53		$8.81		$9.22		$9.24	$9.12

Total return(c)	11.75%		(0.03)%		3.92%		5.44%	(2.15)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,556		$3,289		$3,662		$3,367	$3,803
Ratio of operating expenses to average net assets	1.40%		1.40%		1.97%		2.03%	2.09%
Ratio of net investment income to average net assets	3.39%		4.22%		2.71%		3.80%	2.97%
Portfolio turnover rate	206	%(d)	292	%(d)	272	%(d)	55%	68%
Ratio of operating expenses to average net assets without expense reimbursements	1.79%		1.76%		2.04%		2.03%	2.09%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 79%, 154% and 226% for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

C Shares
Year		Year		Year		Year	Year
Ended		Ended		Ended		Ended	Ended
6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

$8.87		$9.28		$9.29		$9.17	$9.70

0.32		0.37		0.25		0.36	0.29

0.70		(0.38)		0.12		0.13	(0.49)

1.02		(0.01)		0.37		0.49	(0.20)

(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

(0.30)		(0.40)		(0.38)		(0.37)	(0.33)

$9.59		$8.87		$9.28		$9.29	$9.17

11.67%		(0.02)%		4.01%		5.41%	(2.13)%

$5,352		$6,067		$4,068		$1,682	$1,620
1.40%		1.40%		1.94%		2.03%	2.09%

3.39%		4.17%		2.70%		3.80%	3.02%
206	%(d)	292	%(d)	272	%(d)	55%	68%

1.79%		1.76%		2.03%		2.03%	2.09%

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$8.82		$9.23		$9.25		$9.13	$9.66

Income/(loss) from investment operations:
Net investment income	0.38		0.44		0.33		0.42	0.35
Net realized and unrealized gain/(loss) on investments	0.71		(0.39)		0.10		0.14	(0.48)

Total from investment operations	1.09		0.05		0.43		0.56	(0.13)

Less distributions:
Dividends from net investment income	(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

Total distributions	(0.37)		(0.46)		(0.45)		(0.44)	(0.40)

Net asset value, end of period	$9.54		$8.82		$9.23		$9.25	$9.13

Total return(c)	12.58%		0.61%		4.80%		6.23%	(1.41)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$46,954		$92,418		$153,352		$26,987	$32,965
Ratio of operating expenses to average net assets	0.65%		0.65%		1.11%		1.28%	1.34%
Ratio of net investment income to average net assets	4.15%		5.00%		3.42%		4.55%	3.77%
Portfolio turnover rate	206	%(d)	292	%(d)	272	%(d)	55%	68%
Ratio of operating expenses to average net assets without expense reimbursements	1.04%		1.00%		1.21%		1.28%	1.34%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 79%, 154% and 226% for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.41	$10.10	$9.95		$9.97	$10.33

Income/(loss) from investment operations:
Net investment income	0.33	0.30	0.30		0.32	0.31
Net realized and unrealized gain/(loss) on investments	0.16	0.38	0.15		(0.02)	(0.34)

Total from investment operations	0.49	0.68	0.45		0.30	(0.03)

Less distributions:
Dividends from net investment income	(0.33)	(0.30)	(0.30)		(0.32)	(0.33)
Distributions from net realized gains	(0.03)	(0.07)	(0.00	)(c)	—	—

Total distributions	(0.36)	(0.37)	(0.30)		(0.32)	(0.33)

Net asset value, end of period	$10.54	$10.41	$10.10		$9.95	$9.97

Total return(d)	4.70%	6.79%	4.60%		3.05%	(0.28)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,409	$4,453	$2,779		$3,196	$2,930
Ratio of operating expenses to average net assets	0.40%	0.81%	0.99%		0.89%	0.86%
Ratio of net investment income to average net assets	3.12%	2.89%	2.95%		3.18%	3.06%
Portfolio turnover rate	17%	22%	0%		2%	9%
Ratio of operating expenses to average net assets without expense reimbursements	0.94%	1.04%	0.99%		0.89%	0.86%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 17, 1992 and November 30, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

A Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
06/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$10.41	$10.09	$9.94		$9.96	$10.32

0.30	0.28	0.27		0.29	0.29

0.16	0.38	0.16		(0.01)	(0.34)

0.46	0.66	0.43		0.28	(0.05)

(0.30)	(0.27)	(0.28)		(0.30)	(0.31)
(0.03)	(0.07)	(0.00	)(c)	—	—

(0.33)	(0.34)	(0.28)		(0.30)	(0.31)

$10.54	$10.41	$10.09		$9.94	$9.96

4.44%	6.64%	4.35%		2.80%	(0.53)%

$32,006	$13,987	$9,119		$7,769	$12,865
0.65%	1.04%	1.24%		1.14%	1.11%

2.87%	2.66%	2.69%		2.93%	2.82%
17%	22%	0%		2%	9%

1.20%	1.29%	1.24%		1.14%	1.11%

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.39	$10.07	$9.93		$9.95	$10.30

Income/(loss) from investment operations:
Net investment income	0.22	0.19	0.20		0.22	0.21
Net realized and unrealized gain/(loss) on investments	0.16	0.40	0.14		(0.02)	(0.33)

Total from investment operations	0.38	0.59	0.34		0.20	(0.12)

Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.20)		(0.22)	(0.23)
Distributions from net realized gains	(0.03)	(0.07)	(0.00	)(c)	—	—

Total distributions	(0.25)	(0.27)	(0.20)		(0.22)	(0.23)

Net asset value, end of period	$10.52	$10.39	$10.07		$9.93	$9.95

Total return(d)	3.66%	5.86%	3.48%		2.04%	(1.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$697	$667	$544		$638	$1,317
Ratio of operating expenses to average net assets	1.40%	1.83%	1.99%		1.89%	1.85%
Ratio of net investment income to average net assets	2.12%	1.88%	1.95%		2.17%	2.04%
Portfolio turnover rate	17%	22%	0%		2%	9%
Ratio of operating expenses to average net assets without expense reimbursements	1.96%	2.04%	1.99%		1.89%	1.85%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on May 16, 1996 and July 8, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

C Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

$10.48	$10.16	$10.01		$10.03	$10.39

0.23	0.20	0.20		0.22	0.21

0.15	0.39	0.15		(0.02)	(0.34)

0.38	0.59	0.35		0.20	(0.13)

(0.22)	(0.20)	(0.20)		(0.22)	(0.23)
(0.03)	(0.07)	(0.00	)(c)	—	—

(0.25)	(0.27)	(0.20)		(0.22)	(0.23)

$10.61	$10.48	$10.16		$10.01	$10.03

3.63%	5.81%	3.55%		2.02%	(1.27)%

$8,942	$5,847	$2,473		$2,494	$3,707

1.40%	1.77%	1.99%		1.89%	1.86%

2.12%	1.93%	1.95%		2.18%	2.06%
17%	22%	0%		2%	9%

1.95%	2.04%	1.99%		1.89%	1.86%

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.41	$10.09	$9.94		$9.96	$10.32

Income/(loss) from investment operations:
Net investment income	0.30	0.27	0.27		0.29	0.28
Net realized and unrealized gain/(loss) on investments	0.15	0.39	0.16		(0.01)	(0.33)

Total from investment operations	0.45	0.66	0.43		0.28	(0.05)

Less distributions:
Dividends from net investment income	(0.30)	(0.27)	(0.28)		(0.30)	(0.31)
Distributions from net realized gains	(0.03)	(0.07)	(0.00	)(c)	—	—

Total distributions	(0.33)	(0.34)	(0.28)		(0.30)	(0.31)

Net asset value, end of period	$10.53	$10.41	$10.09		$9.94	$9.96

Total return(d)	4.34%	6.64%	4.35%		2.80%	(0.53)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$31,387	$46,397	$52,408		$86,404	$117,980
Ratio of operating expenses to average net assets	0.65%	1.11%	1.24%		1.14%	1.10%
Ratio of net investment income to average net assets	2.88%	2.61%	2.71%		2.93%	2.81%
Portfolio turnover rate	17%	22%	0%		2%	9%
Ratio of operating expenses to average net assets without expense reimbursements	1.21%	1.30%	1.24%		1.14%	1.10%

(a)	Class K Shares of the Fund commenced operations on February 9, 1987.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the following series of MST: Munder Bond Fund (the “Bond Fund”) and Munder Tax-Free Short & Intermediate Bond Fund (the “Tax-Free Fund”) (each, a “Fund” and collectively, the “Fixed Income Funds”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is classified as a diversified management investment company under the 1940 Act. The Bond Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Tax-Free Fund’s investment objective is to protect capital while providing a competitive level of tax-exempt income. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

Each of the Fixed Income Funds has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in each Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Bond Fund’s investments as of June 30, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$14,719,399	$170,757
Level 2 — Other Significant Observable Inputs	149,153,920	—
Level 3 — Significant Unobservable Inputs	319,888	—

Total	$164,193,207	$170,757

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Bond Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Asset Backed
	Securities —	Asset Backed
	Home Equity	Securities —
	Loans	Other	Total

Balance as of 6/30/2009	$49,754	$9,654	$59,408
Transfer in and/or out of Level 3	—	—	—
Net purchases/(sales)	(18,623)	447,682	429,059
Accrued discounts/(premiums)	—	—	—
Realized gains/(losses)	1,878	(1,287,586)	(1,285,708)
Change in unrealized appreciation/(depreciation)	(1,878)	1,119,007	1,117,129

Balance as of 6/30/2010	$31,131	$288,757	$319,888

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—	$283,302	$283,302

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Tax-Free Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$2,290,108
Level 2 — Other Significant Observable Inputs	85,525,465
Level 3 — Significant Unobservable Inputs	—

Total	$87,815,573

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by state.

Futures Contracts: The Fixed Income Funds are subject to interest rate risk and credit risk in the normal course of pursuing their investment objectives. The Bond Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

Credit Default Swap Contracts: The Fixed Income Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Bond Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of hedging the risk of default on portfolio securities or generating income. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by a Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made), at which time the unrealized appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to marked daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, a Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, a Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Mortgage Dollar Rolls: The Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security with a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. Each Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the year ended June 30, 2010.

The Fixed Income Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Bond Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets. The Advisor is also entitled to receive a fee from the Tax-Free Fund, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Bond Fund and the Tax-Free Fund, the Advisor agreed to waive fees or reimburse certain expenses of each of the Bond Fund and the Tax-Free Fund to the extent necessary to maintain each Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and Class C Shares, and 0.40% for Class Y Shares (collectively, “Target Operating Expenses”). For the year ended June 30, 2010, the Advisor reimbursed expenses on behalf of the Bond Fund and Tax-Free Fund pursuant to the Expense Limitation Agreement totaling $686,108 and $430,730, respectively.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of each Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $258,397 and $127,343 before payment of sub-administration fees and $172,170 and $83,072 after payment of sub-administration fees for its administrative services to the Bond Fund and Tax-Free Fund, respectively. During the year ended June 30, 2010, the Bond Fund and Tax-Free Fund paid an annual effective rate of 0.1472% and 0.1633%, respectively, for administrative services.

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2010 (continued)

As of June 30, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of each Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of each Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $15,894 and $4,271 for its administrative, record keeping and other related services provided to the Bond Fund and Tax-Free Fund, respectively, for the year ended June 30, 2010.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fixed Income Funds under the Plan. For the year ended June 30, 2010, the Bond Fund and Tax-Free Fund paid $142,133 and $88,875, respectively, to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders. In addition, the Bond Fund paid $578 to Comerica Securities for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Bond Fund were $60,812,896 and $75,627,997, respectively, for the year ended June 30, 2010. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Bond Fund were $73,381,513 and $111,971,105, respectively, for the year ended June 30, 2010. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Bond Fund were $215,417,173 and $216,154,980, respectively.

At June 30, 2010, for the Bond Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,786,587, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,230,658 and net appreciation for Federal income tax purposes was $1,555,929. At June 30, 2010, aggregate cost for Federal income tax purposes for the Bond Fund was $162,637,278.

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities for the Tax-Free Fund were $28,526,205 and $13,156,453, respectively, for the year ended June 30, 2010.

At June 30, 2010, for the Tax-Free Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,169,463, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $5,644 and net

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

appreciation for Federal income tax purposes was $4,163,819. At June 30, 2010, aggregate cost for Federal income tax purposes for the Tax-Free Fund was $83,651,754.

6.	Derivative Financial Instruments

The Fixed Income Funds are required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fixed Income Funds’ derivative transactions qualify for hedge accounting. During the year ended June 30, 2010, the Tax-Free Fund did not engage in derivative transactions. The fair value of derivative instruments held by the Bond Fund as of June 30, 2010 is as follows:

	Asset Derivatives
	Balance Sheet	Fair
Derivatives	Location	Value

Interest Rate Contracts (Futures)	Net Assets — Unrealized Appreciation	$170,757 *

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately states the current day’s variation margin and/or deposits with brokers.

For the year ended June 30, 2010, the Bond Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Interest Rate Contracts (Futures)	$1,018,726	$61,068

At June 30, 2010, the Bond Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value	Value	Unrealized
	Contracts	of Contracts	of Contracts	Appreciation

U.S. Treasury 30 Year Bonds, September 2010 (long position)	40	$4,981,653	$5,100,000	$118,347
U.S. Treasury 5 Year Notes, September 2010 (long position)	40	4,681,653	4,734,063	52,410

*	Volume of derivatives held at year end is indicative of the approximate value held during the year.

7.	Investment Concentration

As of June 30, 2010, more than 40% of the Bond Fund’s net assets were invested in mortgage-backed securities, which are subject to higher prepayment

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

risk than corporate bonds and notes, particularly during periods of declining interest rates.

8.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fixed Income Funds, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Fixed Income Fund for which a loan is extended. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Fixed Income Fund for which a loan was extended. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, neither Fixed Income Fund utilized the revolving line of credit. For the year ended June 30, 2010, total commitment fees incurred by the Bond Fund and Tax-Free Fund were $2,846 and $1,097, respectively.

9.	Indemnification Obligations

Each Fund has a variety of indemnification obligations under contracts with its service providers. Each Fund’s maximum exposure under these arrangements is unknown. However, neither Fixed Income Fund has had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences for the Bond Fund resulting primarily from paydown gains and losses, premium amortization, defaulted bonds, mortgage dollar roll adjustments, Fair fund distribution payments and expired capital loss carryovers, and permanent differences for the Tax-Free Fund resulting primarily from differing book and tax treatments for amortization, Fair fund distribution payments and distribution redesignations, were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid-in Capital

Bond Fund	$(66,738)	$604,315	$(537,577)
Tax-Free Fund	$(8,372)	$14,182	$(5,810)

During the years ended June 30, 2010 and June 30, 2009, dividends of $7,077,139 and $13,216,365 were paid to shareholders of the Bond Fund from ordinary income on a tax basis.

The tax character of dividends and distributions paid to shareholders of the Tax-Free Fund during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Tax-Exempt	Ordinary	Long-Term
	Income	Income	Capital Gains	Total

June 30, 2010	$2,199,955	$31,959	$153,496	$2,385,410
June 30, 2009	1,710,214	12,046	418,661	2,140,921

At June 30, 2010, the components of distributable earnings on a tax basis for the Bond Fund were as follows:

Undistributed	Post October	Capital Loss	Unrealized
Ordinary Income	Loss	Carryover	Appreciation	Total

$328,016	$(4,815,396)	$(14,103,488)	$1,555,929	$(17,034,939)

The differences between book and tax distributable earnings for the Bond Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, reversal of mortgage dollar roll adjustments, defaulted bond income accruals and deferred trustees’ fees.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

At June 30, 2010, the components of distributable earnings on a tax basis for the Tax-Free Fund were as follows:

Undistributed	Undistributed
Ordinary	Tax-Exempt	Unrealized
Income	Income	Appreciation	Total

$5,810	$88,495	$4,163,819	$4,258,124

The differences between book and tax distributable earnings for the Tax-Free Fund were primarily due to premium amortization and deferred trustees’ fees.

As determined at June 30, 2010, the Bond Fund had available for Federal income tax purposes $14,103,488 of unused capital losses of which $738,710, $1,165,532, $3,287,615, $4,896,553 and $4,015,078 expire in 2011, 2012, 2013, 2014 and 2018, respectively.

In addition, $8,643,356 of the Bond Fund’s losses expiring in 2012, 2013 and 2014 may be further limited as these amounts were acquired in the reorganization of the Intermediate Bond Fund that occurred on June 13, 2008.

During the current year, $527,926 of capital loss carryovers expired unused.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Bond Fund has elected to defer capital losses arising between November 1, 2009 and June 30, 2010 of $4,815,396.

11.	Tax Information (Unaudited)

Of the distributions paid by the Tax-Free Fund from investment income, 99.8% is tax exempt for federal income tax purposes.

For the year ended June 30, 2010, the amount of long-term capital gain distributions designated by the Tax-Free Fund was $153,496.

12.	Subsequent Events

Effective after the close of business on October 30, 2010, each Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

13.	Quarterly Portfolio Schedule (Unaudited)

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2010 (continued)

each fiscal year. Each Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of each Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by each Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Proxy Voting Record (Unaudited)

Each Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by each Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fixed Income Funds under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to each of the Fixed Income Funds for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to each of the Fixed Income Funds should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to each of the Fixed Income Funds under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to each of the Fixed Income Funds. In

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fixed Income Funds in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fixed Income Funds, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of each of the Fixed Income Funds and the Advisor: The Board considered the relative performance of each of the Fixed Income Funds against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the respective Fund’s Class Y Shares compared to the performance of that Fund’s benchmark index or blend of indexes and the median performance of the respective Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) each Fixed Income Fund’s one-, three-, five- and ten-year Lipper “rankings” within the respective Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star”

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

ratings of each Fixed Income Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of each Fixed Income Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the respective Fund in terms of investment objectives and policies, among other factors; and (5) each Fixed Income Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the respective Fund.

With respect to the Bond Fund, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the three- and ten-year and since inception periods and exceeded the performance of its benchmark for the one- and five-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one- and ten-year periods and exceeded the median performance of the Fund’s Lipper peer group for the three- and five-year periods.

With respect to the Tax-Free Fund, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one- and ten-year and since inception periods and exceeded the performance of its benchmark for the three- and five-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period and exceeded the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings.

In addition, the Board considered the performance of each of the Fixed Income Funds against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the respective Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fixed Income Funds should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fixed Income Funds: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to each of the Fixed Income Funds, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fixed Income Funds weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fixed Income Funds.

(d) The extent to which economies of scale may be realized as the Fixed Income Funds grow and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Funds’ shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fixed Income Funds with those of comparable funds: The Board considered each Fixed Income Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the respective Fund (and having average assets in a range comparable to the respective Fund’s average assets). The Board also considered each of the Fixed Income Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the respective Fund and with average assets comparable to the respective Fund, and in comparison to a larger group of funds in the same Morningstar category as the respective Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider,

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

which compared each Fixed Income Fund’s advisory fees at varying asset levels to the fees charged to the respective Fund’s peers. In addition, with respect to the Bond Fund, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. With respect to the Tax-Free Fund, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fixed Income Funds should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fixed Income Funds: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fixed Income Funds, the Advisor may benefit from its relationship with the Fixed Income Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement with respect to each Fixed Income Fund for an additional annual period commencing on July 1, 2010.

17.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
	Position(s)	Term of	Principal	in Fund
	with the	Office(1) and	Occupation(s)	Complex	Other
	Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
	Position(s)	Term of	Principal	in Fund
	with the	Office(1) and	Occupation(s)	Complex	Other
	Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
	Position(s)	Term of	Principal	in Fund
	with the	Office(1) and	Occupation(s)	Complex	Other
	Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated (“Comerica”), which is the indirect parent company of World Asset Management, Inc, the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Tax-Free Short & Intermediate Bond Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Tax-Free Short & Intermediate Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Tax-Free Short & Intermediate Bond Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBOND&TFSIBD610

ANNUAL REPORT
June 30, 2010

Munder Energy Fund
Class Y, A, B & C Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,
James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in energy-related securities, particularly within the oil, gas and consumable fuels industry, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the Funds’ investment allocation. A complete list of holdings as of June 30, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Peter Collins and Brian Kozeliski

The energy sector lagged the broader stock market during the Fund’s fiscal year ended June 30, 2010. The S&P Composite 1500® Index, made up of the larger-cap

ii

S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index and covering approximately 90% of the U.S. market capitalization, had a return of 15.56% for the year. The S&P® Composite 1500 Energy Sector Index, the Fund’s benchmark, had a significantly lower return of 3.57% for that one-year time period. With a return of 7.88%, the Fund outperformed its S&P® Composite 1500 Energy Sector benchmark for the year ended June 30, 2010, as well as the 6.57% median return for the Lipper universe of global natural resources mutual funds.

The integrated oil & gas segment of the Fund had a significant positive impact on the relative performance of the Fund for the one-year ended June 30, 2010, due to an underweight of the segment and of Exxon Mobil Corp. (7.4% of the Fund). The oil & gas exploration & production segment of the Fund also had a sizeable positive impact on the Fund’s relative returns due to an overweight of the segment. Stock selection within the segment had a neutral impact on performance. The positive impact from holdings such as EV Energy Partner LP (1.2%) and Stone Energy Corp., which was sold in October, was offset by the lack of some strong performing stocks included in the benchmark, including Pioneer Natural Resources Co. and Cimarex Energy Co. The Fund’s oil & gas storage & transportation segment also contributed positively to relative performance because of an overweight of the segment and the relative strength of a number of holdings, including MarkWest Energy Partners, LP (0.6%), Sunoco Logistics Partners, LP (1.0%) and Williams Partners, LP (0.8%).

These positive factors were only slightly offset by relative weakness among holdings in the Fund’s oil & gas equipment & services and oil & gas drilling segments. Weaker performers in the Fund’s oil & gas equipment & services segment included Willbros Group, Inc. (0.6%) and Geokinetics, Inc. (0.2%). Seahawk Drilling, Inc. (0.3%) was the primary detractor from the relative performance of the Fund’s oil & gas drilling segment.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Composite 1500 Energy Sector Index is a capitalization-weighted index that measures the performance of energy sector securities included in the S&P Composite 1500® Index. The S&P Composite 1500® Index combines the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of global natural resources funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of Class Y Shares of the Fund, its least expensive class of shares, since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Energy Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/10
						Lipper
					S&P®	Global
				S&P	Composite	Natural
Class and	With		Without	500®	1500 Energy	Resources
Inception Date	Load		Load	Index*	Sector Index*	Funds Median**

CLASS Y 3/13/01	N/A		$15,328	$9,916	$20,017	$22,908

CLASS A 3/13/01	$14,163	(2)	$14,985	$9,916	$20,017	$22,908

CLASS B 3/13/01	N/A		$14,096	$9,916	$20,017	$22,908

CLASS C 3/13/01(1)	$13,829	(2)	$13,967	$9,916	$20,017	$22,908

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P® Composite 1500 Energy Sector Index is a capitalization-weighted index that measures the performance of energy sector securities included in the S&P Composite 1500® Index. The S&P Composite 1500® Index combines the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market. Index comparative returns commence on 3/1/01.

**	The Lipper Global Natural Resources Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Since
	One		Year	Five		Year	Since		Inception
Class and	Year		w/out	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load

CLASS Y 3/13/01	N/A		7.88%	N/A		2.42%	N/A		4.70%

CLASS A 3/13/01	1.78%	(2)	7.68%	1.01%	(2)	2.17%	3.81%	(2)	4.44%

CLASS B 3/13/01	1.87%	(3)	6.87%	1.02%	(3)	1.40%	N/A		3.76%

CLASS C 3/13/01(1)	5.87%	(3)	6.87%	N/A		1.40%	3.55%	(2)	3.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B and C Shares for the fiscal year ended 6/30/09 were 1.59%, 1.83%, 2.56% and 2.58%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

[This Page Intentionally Left Blank]

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$868.08	$7.50	1.62%
Class A	$1,000.00	$867.48	$8.66	1.87%
Class B	$1,000.00	$863.92	$12.11	2.62%
Class C	$1,000.00	$864.01	$12.11	2.62%

Hypothetical
Class Y	$1,000.00	$1,016.76	$8.10	1.62%
Class A	$1,000.00	$1,015.52	$9.35	1.87%
Class B	$1,000.00	$1,011.80	$13.07	2.62%
Class C	$1,000.00	$1,011.80	$13.07	2.62%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

[This Page Intentionally Left Blank]

x

Munder Energy Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 89.9%
Consumer Discretionary — 0.2%
Auto Parts & Equipment — 0.2%
3,500	Fuel Systems Solutions Inc †	$90,825

Energy — 87.1%
Coal & Consumable Fuels — 4.0%
5,800	Alpha Natural Resources Inc †	196,446
4,200	Arch Coal Inc	83,202
47,600	Cloud Peak Energy Inc †	631,176
25,400	International Coal Group Inc †	97,790
11,900	Patriot Coal Corp †	139,825
16,900	Peabody Energy Corp	661,297
800	Yanzhou Coal Mining Co Ltd, ADR	15,320

		1,825,056

Integrated Oil & Gas — 32.8%
5,100	BP PLC, ADR	147,288
35,225	Chevron Corp	2,390,369
50,644	ConocoPhillips	2,486,114
6,100	ENI SpA, ADR	222,955
58,283	Exxon Mobil Corp	3,326,211
23,700	Hess Corp	1,193,058
3,200	Lukoil OAO, ADR	164,800
44,700	Marathon Oil Corp	1,389,723
19,400	Murphy Oil Corp	961,270
31,800	Occidental Petroleum Corp	2,453,370
7,279	Provident Energy Trust	49,846

		14,785,004

Oil & Gas Drilling — 2.0%
2,500	Helmerich & Payne Inc	91,300
11,900	Nabors Industries Ltd †	209,678
6,700	Noble Corp	207,097
16,000	Parker Drilling Co †	63,200
15,700	Pioneer Drilling Co †	89,019
1,700	Rowan Cos Inc †	37,298
14,886	Seahawk Drilling Inc †	144,692
1,267	Transocean Ltd †	58,700

		900,984

See Notes to Financial Statements.

1

Munder Energy Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil & Gas Equipment & Services — 22.6%
11,600	Acergy SA, ADR	$171,564
18,650	Baker Hughes Inc	775,280
171,000	Boots & Coots Inc †	504,450
4,200	Bristow Group Inc †	123,480
20,300	Cal Dive International Inc †	118,755
26,800	Cameron International Corp †	871,536
1,900	Dawson Geophysical Co †	40,413
4,000	FMC Technologies Inc †	210,640
25,100	Geokinetics Inc †	96,133
4,300	Gulf Island Fabrication Inc	66,736
60,800	Halliburton Co	1,492,640
15,600	Matrix Service Co †	145,236
43,000	National Oilwell Varco Inc	1,422,010
6,400	Newpark Resources Inc †	38,720
17,000	Oil States International Inc †	672,860
3,800	Petroleum Geo-Services ASA, ADR †	32,186
5,400	PHI Inc †	76,086
37,500	Schlumberger Ltd	2,075,250
14,100	Smith International Inc	530,865
24,000	Tesco Corp †	294,720
11,500	Tetra Technologies Inc †	104,420
4,200	Total Energy Services Inc	32,510
34,600	Willbros Group Inc †	256,040

		10,152,530

Oil & Gas Exploration & Production — 18.7%
31,000	Anadarko Petroleum Corp	1,118,790
21,836	Apache Corp	1,838,373
5,700	Bill Barrett Corp †	175,389
248,200	BMB Munai Inc †	158,848
1,800	Calvalley Petroleums Inc, Class A †	5,766
22,400	Chesapeake Energy Corp	469,280
17,900	China North East Petroleum Holdings Ltd †,(b),(c)	96,886
6,500	Comstock Resources Inc †	180,180
33,048	Denbury Resources Inc †	483,823
22,800	Devon Energy Corp	1,388,976
55,900	Endeavour International Corp †	59,254
9,133	Equal Energy Ltd †	53,019

See Notes to Financial Statements.

2

Shares		Value(a)

Energy (Continued)
Oil & Gas Exploration & Production (Continued)
8,600	EOG Resources Inc	$845,982
9,000	Freehold Royalty Trust	133,916
28,800	Galleon Energy Inc, Class A †	116,601
5,400	Gran Tierra Energy Inc †	26,784
10,341	NAL Oil & Gas Trust	102,968
4,300	Noble Energy Inc	259,419
5,900	NuVista Energy Ltd	56,309
39,800	Pan Orient Energy Corp †	192,541
3,956	Pengrowth Energy Trust	36,158
39,200	ProspEx Resources Ltd †	54,866
2,900	Whiting Petroleum Corp †	227,418
19,383	Zargon Energy Trust	331,016

		8,412,562

Oil & Gas Refining & Marketing — 3.9%
80,300	China Integrated Energy Inc †	666,490
17,700	CVR Energy Inc †	133,104
23,200	Green Plains Renewable Energy Inc †	237,104
8,449	Keyera Facilities Income Fund	212,862
18,800	World Fuel Services Corp	487,672

		1,737,232

Oil & Gas Storage & Transportation — 3.1%
49,500	Crosstex Energy Inc †	317,295
2,900	Overseas Shipholding Group Inc	107,416
300	Spectra Energy Corp	6,021
2,500	Teekay Tankers Ltd, Class A	27,825
14,800	Tsakos Energy Navigation Ltd	209,716
40,100	Williams Cos Inc/The	733,028

		1,401,301

Total Energy		39,214,669

Industrials — 0.3%
Electrical Components & Equipment — 0.3%
93,800	China BAK Battery Inc †	163,212

Information Technology — 0.2%
Semiconductors — 0.2%
4,900	Trina Solar Ltd, ADR †	84,672

See Notes to Financial Statements.

3

Munder Energy Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials — 0.2%
Specialty Chemicals — 0.2%
3,200	OM Group Inc †	$76,352

Utilities — 1.9%
Electric Utilities — 0.3%
3,300	IDACORP Inc	109,791

Independent Power Producers & Energy Traders — 1.6%
58,000	Calpine Corp †	737,760

Total Utilities		847,551

TOTAL COMMON STOCKS
(Cost $31,745,524)		40,477,281

TRUST/PARTNERSHIP INTERESTS — 9.7%
Energy — 9.7%
Integrated Oil & Gas — 0.4%
7,400	Targa Resources Partners LP	189,736

Oil & Gas Exploration & Production — 2.6%
15,600	BreitBurn Energy Partners LP	232,752
6,000	Encore Energy Partners LP	102,840
17,900	EV Energy Partner LP	558,480
10,200	Pioneer Southwest Energy Partners LP	252,450

		1,146,522

Oil & Gas Refining & Marketing — 0.7%
11,200	Calumet Specialty Products Partners LP	198,016
2,300	Crosstex Energy LP †	24,242
1,900	NuStar Energy LP	109,041

		331,299

Oil & Gas Storage & Transportation — 6.0%
29,000	Atlas Pipeline Partners LP †	280,140
3,850	DCP Midstream Partners LP	122,969
5,400	Enbridge Energy Partners LP	283,068
5,300	Genesis Energy LP	101,548
11,400	Global Partners LP/MA	256,386
8,600	MarkWest Energy Partners LP	281,392
4,800	Martin Midstream Partners LP	148,800
2,600	Plains All American Pipeline LP	152,620
10,100	Regency Energy Partners LP	244,016

See Notes to Financial Statements.

4

Shares		Value(a)

Energy (Continued)
Oil & Gas Storage & Transportation (Continued)
6,400	Sunoco Logistics Partners LP	$460,800
8,100	Williams Partners LP	353,322

		2,685,061

TOTAL TRUST/PARTNERSHIP INTERESTS
(Cost $3,593,557)		4,352,618

INVESTMENT COMPANY SECURITIES — 0.4%
1,800	Energy Select Sector SPDR Fund	89,424
1,240	Vanguard Energy ETF	90,322

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $207,912)		179,746

TOTAL INVESTMENTS
(Cost $35,546,993)	100.0%	45,009,645
OTHER ASSETS AND LIABILITIES (Net)	(0.0)#	(11,175)

NET ASSETS	100.0%	$44,998,470

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of June 30, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010, this security represents $96,886, 0.2% of net assets.

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

5

Munder Energy Fund

Portfolio of Investments, June 30, 2010 (continued)

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	80.5%	$36,237,047
Canada	3.8	1,699,883
China	2.0	929,694
United Kingdom	0.7	318,852
Switzerland	0.6	265,797
Italy	0.5	222,955
Greece	0.5	209,716
Bermuda	0.4	209,678
Russian Federation	0.4	164,800
Kazakhstan	0.3	158,848
Norway	0.1	32,186
Bahamas	0.1	27,825

TOTAL COMMON STOCKS	89.9	40,477,281
TRUST/PARTNERSHIP INTERESTS	9.7	4,352,618
INVESTMENT COMPANY SECURITIES	0.4	179,746

TOTAL INVESTMENTS	100.0	45,009,645
OTHER ASSETS AND LIABILITIES (Net)	(0.0)#	(11,175)

NET ASSETS	100.0%	$44,998,470

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Energy Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$45,009,645
Foreign currency, at value	61,290
Dividends receivable	57,817
Receivable for investment securities sold	93,830
Receivable for Fund shares sold	39,303
Prepaid expenses and other assets	45,090

Total Assets	45,306,975

LIABILITIES:
Due to custodian	34,320
Payable for Fund shares redeemed	77,357
Trustees’ fees and expenses payable	101,349
Transfer agency/record keeping fees payable	29,210
Distribution and shareholder servicing fees payable — Class A, B and C Shares	18,666
Administration fees payable	6,711
Custody fees payable	2,081
Investment advisory fees payable	931
Accrued expenses and other payables	37,880

Total Liabilities	308,505

NET ASSETS	$44,998,470

Investments, at cost	$35,546,993

Foreign currency, at cost	$61,421

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(76,221)
Accumulated net realized loss on investments sold	(1,175,470)
Net unrealized appreciation of investments	9,462,312
Paid-in capital	36,787,849

$44,998,470

NET ASSETS:
Class Y Shares	$1,083,230

Class A Shares	$30,249,534

Class B Shares	$3,752,976

Class C Shares	$9,912,730

SHARES OUTSTANDING:
Class Y Shares	71,261

Class A Shares	2,036,124

Class B Shares	271,152

Class C Shares	715,799

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.20

CLASS A SHARES:
Net asset value and redemption price per share	$14.86

Maximum sales charge	5.50%
Maximum offering price per share	$15.72

CLASS B SHARES:
Net asset value and offering price per share*	$13.84

CLASS C SHARES:
Net asset value and offering price per share*	$13.85

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Energy Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends(a)	$1,172,654
Other income	6,016

Total Investment Income	1,178,670

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	90,458
Class B Shares	53,510
Class C Shares	116,163
Investment advisory fees	406,688
Transfer agency/record keeping fees	171,753
Administration fees	90,965
Trustees’ fees and expenses	61,034
Registration and filing fees	53,257
Custody fees	32,919
Legal and audit fees	30,664
Other	64,781

Total Expenses	1,172,192

NET INVESTMENT INCOME	6,478

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	7,148,312
Foreign currency-related transactions	(9,106)
Net change in unrealized appreciation/(depreciation) of:
Securities	(2,560,242)
Foreign currency-related transactions	(272)

Net realized and unrealized gain on investments	4,578,692

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,585,170

(a)	Net of foreign withholding taxes of $25,176.

See Notes to Financial Statements.

10

Munder Energy Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income/(loss)	$6,478	$(101,775)
Net realized gain/(loss) from security transactions and foreign currency-related transactions	7,139,206	(4,538,337)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(2,560,514)	(53,528,455)

Net increase/(decrease) in net assets resulting from operations	4,585,170	(58,168,567)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	422,312	98,493
Class A Shares	(5,317,812)	3,969,512
Class B Shares	(3,491,483)	(15,655,921)
Class C Shares	(1,770,317)	(2,954,247)
Class K Shares(a)	—	(6,218)
Short-term trading fees	—	1,321

Net decrease in net assets	(5,572,130)	(72,715,627)
NET ASSETS:
Beginning of year	50,570,600	123,286,227

End of year	$44,998,470	$50,570,600

Accumulated net investment loss	$(76,221)	$(43,802)

(a)	On March 16, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

11

Munder Energy Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$616,984	$202,764
Redeemed	(194,672)	(104,271)

Net increase	$422,312	$98,493

Class A Shares:
Sold*	$4,400,482	$13,837,100
Redeemed	(9,718,294)	(9,867,588)

Net increase/(decrease)	$(5,317,812)	$3,969,512

Class B Shares:
Sold	$275,207	$719,762
Redeemed*	(3,766,690)	(16,375,683)

Net decrease	$(3,491,483)	$(15,655,921)

Class C Shares:
Sold	$1,063,872	$1,192,115
Redeemed	(2,834,189)	(4,146,362)

Net decrease	$(1,770,317)	$(2,954,247)

Class K Shares(a):
Redeemed	$—	$(6,218)

Net decrease	$—	$(6,218)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	36,347	13,636
Redeemed	(11,359)	(6,948)

Net increase	24,988	6,688

Class A Shares:
Sold*	279,437	1,015,234
Redeemed	(595,313)	(632,841)

Net increase/(decrease)	(315,876)	382,393

Class B Shares:
Sold	18,128	45,291
Redeemed*	(255,723)	(1,219,165)

Net decrease	(237,595)	(1,173,874)

Class C Shares:
Sold	67,207	85,295
Redeemed	(190,284)	(257,363)

Net decrease	(123,077)	(172,068)

Class K Shares(a):
Redeemed	—	(526)

Net decrease	—	(526)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

13

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)		6/30/06(b)

Net asset value, beginning of period	$14.09	$27.54	$21.71	$17.65		$13.49

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	0.09	0.01	(0.00	)(c)	0.01
Net realized and unrealized gain/(loss) on investments	1.03	(13.54)	5.82	4.06		4.15

Total from investment operations	1.11	(13.45)	5.83	4.06		4.16

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Net asset value, end of period	$15.20	$14.09	$27.54	$21.71		$17.65

Total return(d)	7.88%	(48.84)%	26.91%	22.95%		30.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,083	$652	$1,090	$708		$582
Ratio of operating expenses to average net assets	1.67%	1.59%	1.30%	1.43%		1.31%
Ratio of net investment income/(loss) to average net assets	0.48%	0.55%	0.05%	(0.02)%		0.04%
Portfolio turnover rate	52%	58%	27%	26%		25%
Ratio of operating expenses to average net assets without expense reimbursements	1.67%	1.59%	1.30%	1.43%		1.31%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$13.80	$27.05	$21.37	$17.43	$13.35

0.04	0.05	(0.05)	(0.06)	(0.04)

1.02	(13.30)	5.73	4.00	4.12

1.06	(13.25)	5.68	3.94	4.08

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$14.86	$13.80	$27.05	$21.37	$17.43

7.68%	(48.98)%	26.58%	22.60%	30.56%

$30,250	$32,458	$53,279	$44,832	$49,784

1.93%	1.83%	1.55%	1.68%	1.56%

0.24%	0.31%	(0.22)%	(0.32)%	(0.23)%
52%	58%	27%	26%	25%

1.93%	1.83%	1.55%	1.68%	1.56%

See Notes to Financial Statements.

15

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$12.95	$25.57	$20.36	$16.72	$12.91

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.10)	(0.22)	(0.18)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.97	(12.52)	5.43	3.82	3.97

Total from investment operations	0.89	(12.62)	5.21	3.64	3.81

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.84	$12.95	$25.57	$20.36	$16.72

Total return(d)	6.87%	(49.35)%	25.59%	21.77%	29.51%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,753	$6,589	$43,030	$39,957	$43,115
Ratio of operating expenses to average net assets	2.69%	2.56%	2.31%	2.43%	2.31%
Ratio of net investment loss to average net assets	(0.51)%	(0.64)%	(1.00)%	(1.06)%	(1.03)%
Portfolio turnover rate	52%	58%	27%	26%	25%
Ratio of operating expenses to average net assets without expense reimbursements	2.69%	2.56%	2.31%	2.43%	2.31%

(a)	Class B and Class C Shares (known as Class II Shares prior to October 31, 2003) commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$12.96	$25.59	$20.37	$16.74	$12.92

(0.08)	(0.08)	(0.22)	(0.18)	(0.15)

0.97	(12.55)	5.44	3.81	3.97

0.89	(12.63)	5.22	3.63	3.82

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$13.85	$12.96	$25.59	$20.37	$16.74

6.87%	(49.36)%	25.63%	21.68%	29.57%

$9,913	$10,872	$25,873	$22,047	$22,948

2.68%	2.58%	2.30%	2.43%	2.31%

(0.50)%	(0.51)%	(0.99)%	(1.06)%	(0.99)%
52%	58%	27%	26%	25%

2.68%	2.58%	2.30%	2.43%	2.31%

See Notes to Financial Statements.

17

[This Page Intentionally Left Blank]

18

Munder Energy Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Energy Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class B, Class C and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

19

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$44,912,759
Level 2 — Other Significant Observable Inputs	96,886 (a)
Level 3 — Significant Unobservable Inputs	—

Total	$45,009,645

(a)	Security value transferred from Level 1 to Level 2 during the period ended June 30, 2010 as the lack of a readily available quoted price caused the security to be fair valued using other significant observable inputs on June 30, 2010.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot

21

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has

22

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $90,965 before payment of sub-administration fees and $58,345 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1678% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder

23

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C
Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $27,798,596 and $37,444,583, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $12,358,946, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,959,054 and net appreciation for Federal income tax purposes was $9,399,892. At June 30, 2010, aggregate cost for Federal income tax purposes was $35,609,753.

6.	Investment Concentration

The Fund invests primarily in domestic and, to a lesser extent, foreign energy-related companies. As a result, the Fund is particularly vulnerable to

24

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services and tax and other government regulation. As of June 30, 2010, more than 25% of the Fund’s net assets were invested in issuers in the oil, gas & consumable fuels industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

7.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $798.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally

25

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, passive foreign investment company gains and losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$(38,897)	$132,573	$(93,676)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Post October	Capital Loss	Unrealized
Loss	Carryover	Appreciation	Total

$(8,613)	$(1,112,711)	$9,399,552	$8,278,228

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and partnership basis adjustments.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $1,112,711 of unused capital losses which expire in 2012.

The Fund utilized capital loss carryforwards during the year ended June 30, 2010 in the amount of $540,119.

Certain net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2009 and June 30, 2010 of $8,613.

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2010, the Fund designated approximately $1,197,676 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

26

Munder Energy Fund
 Notes to Financial Statements, June 30, 2010 (continued)

11.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year

27

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented

28

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three- and five-year and since

29

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the since inception period and exceeded the performance of its benchmark for the one-, three- and five-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

30

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond

31

Munder Energy Fund

Notes to Financial Statements, June 30, 2010 (continued)

the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

32

Munder Energy Fund
 Notes to Financial Statements, June 30, 2010 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

		Term of		Number of
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Other
	Position(s) with	Length of	During Past	Complex Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

33

Munder Energy Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of		Number of
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Other
	Position(s) with	Length of	During Past	Complex Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

34

Munder Energy Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of		Number of
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Other
	Position(s) with	Length of	During Past	Complex Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc, the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

35

Munder Energy Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

36

Munder Energy Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Energy Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Energy Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Energy Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

38

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNENERG610

ANNUAL REPORT
June 30, 2010

Munder Index 500 Fund
Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
51	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: David Jones, Eric Lessnau and Kevin Yousif

During the first nine months of the Fund’s fiscal year, from July 2009 through March 2010, the S&P 500® Index had strong performance, posting a 29.19% return. Reflecting the sharp correction in the market, however, the Index fell by 11.43% during the April through June time period and finished the fiscal year ended June 30, 2010 with a 14.43% return. With a return of 14.18% for the one year ended June 30, 2010, the Fund performed in line with its S&P 500® benchmark for each of these time periods and outperformed the median return of the Lipper universe of S&P 500® Index objective mutual funds.

The Fund’s goal is to closely track the total return of the S&P 500® Index. The weight of each of the 500 stocks held in the Fund is monitored relative to its weight in the S&P 500® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return tends to be in line with that of its S&P 500® benchmark.

During the one year ended June 30, 2010, six of the ten sectors of the S&P 500® Index earned a double-digit positive return, even with the significant market decline in the April through June 2010 time period. The consumer discretionary and industrials sectors displayed the greatest strength, each generating a return of over 27 percentage points. The greatest weakness came from the energy, telecommunication services, utilities and health care sectors, all earning single-digit returns for the year.

During the year ended June 30, 2010, the Fund’s return was boosted by the settlement of class action and direct litigation involving former Fund investments. The Fund routinely participates in class action litigation in which it is an eligible class member by virtue of past Fund investments. In addition, from time to time, the Fund may opt out of a class action to pursue a direct claim against an issuer.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of funds with the objective of tracking the S&P 500® Index represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Index 500 Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
					Lipper
					S&P 500®
Class and	With		Without	S&P 500®	Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/1/91	N/A		$8,204	$8,519	$8,131

CLASS A 12/9/92	$7,830	#	$8,031	$8,519	$8,131

CLASS B 10/31/95	N/A		$7,858	$8,519	$8,131

CLASS K 12/7/92	N/A		$8,000	$8,519	$8,131

CLASS R 7/29/04	N/A		$10,057	$10,563	$10,289

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. Index comparative returns commence on 7/1/00 for Class Y, A, B and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund.

**	The Lipper S&P 500® Index Objective Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00 for Class Y, A, B and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		14.18%	N/A		(1.14)%	N/A		(1.96)%	N/A		7.32%

CLASS A 12/9/92	11.13%	#	13.98%	(1.85)%	#	(1.34)%	(2.42)%	#	(2.17)%	6.36%	#	6.51%

CLASS B 10/31/95	10.58%	†	13.58%	(1.78)%	†	(1.63)%	N/A		(2.38)%	N/A		5.08%

CLASS K 12/7/92	N/A		13.88%	N/A		(1.39)%	N/A		(2.21)%	N/A		6.45%

CLASS R 7/29/04	N/A		13.59%	N/A		(1.64)%	N/A		N/A	N/A		0.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, K and R Shares for the fiscal year ended 6/30/09 were 0.56%, 0.82%, 1.56%, 0.80% and 1.07%, respectively, and the net expense ratios for Class A and B Shares were 0.72% and 1.06%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008-2010 calendar years and Class B Shares of the Fund since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

[This Page Intentionally Left Blank]

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$931.34	$2.68	0.56%
Class A	$1,000.00	$930.48	$3.40	0.71%
Class B	$1,000.00	$928.93	$5.07	1.06%
Class K	$1,000.00	$930.00	$3.88	0.81%
Class R	$1,000.00	$928.86	$5.07	1.06%

Hypothetical
Class Y	$1,000.00	$1,022.02	$2.81	0.56%
Class A	$1,000.00	$1,021.27	$3.56	0.71%
Class B	$1,000.00	$1,019.54	$5.31	1.06%
Class K	$1,000.00	$1,020.78	$4.06	0.81%
Class R	$1,000.00	$1,019.54	$5.31	1.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

[This Page Intentionally Left Blank]

x

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 98.0%
Consumer Discretionary — 9.9%
Auto Components — 0.2%
7,105	Goodyear Tire & Rubber Co/The †	$70,624
19,676	Johnson Controls Inc	528,694

		599,318

Automobiles — 0.4%
99,389	Ford Motor Co †	1,001,841
6,913	Harley-Davidson Inc	153,676

		1,155,517

Distributors — 0.1%
4,682	Genuine Parts Co	184,705

Diversified Consumer Services — 0.1%
3,680	Apollo Group Inc, Class A †	156,289
1,812	DeVry Inc	95,112
9,629	H&R Block Inc	151,079

		402,480

Hotels, Restaurants & Leisure — 1.6%
12,662	Carnival Corp	382,899
4,112	Darden Restaurants Inc	159,751
8,752	International Game Technology	137,406
7,511	Marriott International Inc/DE, Class A	224,879
31,466	McDonald’s Corp	2,072,666
21,793	Starbucks Corp	529,570
5,512	Starwood Hotels & Resorts Worldwide Inc	228,362
5,264	Wyndham Worldwide Corp	106,017
2,019	Wynn Resorts Ltd	153,989
13,672	Yum! Brands Inc	533,755

		4,529,294

Household Durables — 0.4%
8,097	DR Horton Inc	79,593
4,455	Fortune Brands Inc	174,547
2,131	Harman International Industries Inc †	63,695
4,331	Leggett & Platt Inc	86,880
4,759	Lennar Corp, Class A	66,198
8,137	Newell Rubbermaid Inc	119,126
9,288	Pulte Group Inc †	76,904

See Notes to Financial Statements.

1

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
4,644	Stanley Black & Decker Inc	$234,615
2,207	Whirlpool Corp	193,819

		1,095,377

Internet & Catalog Retail — 0.5%
10,037	Amazon.com Inc †	1,096,643
6,064	Expedia Inc	113,882
1,387	priceline.com Inc †	244,861

		1,455,386

Leisure Equipment & Products — 0.2%
8,482	Eastman Kodak Co †	36,812
3,872	Hasbro Inc	159,139
10,730	Mattel Inc	227,047

		422,998

Media — 3.1%
19,977	CBS Corp, Class B	258,303
82,531	Comcast Corp, Class A	1,433,564
26,582	DIRECTV, Class A †	901,661
8,366	Discovery Communications Inc, Class A †	298,750
6,966	Gannett Co Inc	93,762
14,312	Interpublic Group of Cos Inc/The †	102,045
9,315	McGraw-Hill Cos Inc/The	262,124
1,126	Meredith Corp	35,052
3,570	New York Times Co/The, Class A †	30,881
65,922	News Corp, Class A	788,427
8,978	Omnicom Group Inc	307,945
2,626	Scripps Networks Interactive Inc, Class A	105,933
10,403	Time Warner Cable Inc	541,788
33,336	Time Warner Inc	963,744
17,765	Viacom Inc, Class B	557,288
57,230	Walt Disney Co/The	1,802,745
177	Washington Post Co/The, Class B	72,655

		8,556,667

Multiline Retail — 0.8%
2,351	Big Lots Inc †	75,444
3,950	Family Dollar Stores Inc	148,875

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Discretionary (Continued)
Multiline Retail (Continued)
6,963	JC Penney Co Inc	$149,565
9,047	Kohl’s Corp †	429,732
12,423	Macy’s Inc	222,372
4,877	Nordstrom Inc	156,991
1,411	Sears Holdings Corp †	91,221
21,541	Target Corp	1,059,171

		2,333,371

Specialty Retail — 2.0%
2,580	Abercrombie & Fitch Co, Class A	79,180
2,607	AutoNation Inc †	50,837
855	AutoZone Inc †	165,203
7,731	Bed Bath & Beyond Inc †	286,666
10,114	Best Buy Co Inc	342,460
6,500	CarMax Inc †	129,350
4,470	GameStop Corp, Class A †	83,991
13,130	Gap Inc/The	255,510
49,149	Home Depot Inc	1,379,612
41,803	Lowe’s Cos Inc	853,617
7,893	Ltd Brands Inc	174,199
4,039	O’Reilly Automotive Inc †	192,095
8,431	Office Depot Inc †	34,061
3,667	RadioShack Corp	71,543
3,583	Ross Stores Inc	190,938
21,349	Staples Inc	406,699
3,719	Tiffany & Co	140,987
11,933	TJX Cos Inc	500,589
3,809	Urban Outfitters Inc †	130,992

		5,468,529

Textiles, Apparel & Luxury Goods — 0.5%
8,924	Coach Inc	326,172
11,365	NIKE Inc, Class B	767,706
1,926	Polo Ralph Lauren Corp	140,521
2,610	VF Corp	185,780

		1,420,179

Total Consumer Discretionary		27,623,821

See Notes to Financial Statements.

3

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples — 11.3%
Beverages — 2.6%
3,207	Brown-Forman Corp, Class B	$183,537
67,480	Coca-Cola Co/The	3,382,098
9,429	Coca-Cola Enterprises Inc	243,834
5,610	Constellation Brands Inc, Class A †	87,628
7,186	Dr Pepper Snapple Group Inc	268,684
4,614	Molson Coors Brewing Co, Class B	195,449
47,171	PepsiCo Inc/NC	2,875,072

		7,236,302

Food & Staples Retailing — 2.5%
12,898	Costco Wholesale Corp	707,197
39,805	CVS Caremark Corp	1,167,083
18,901	Kroger Co/The	372,161
11,472	Safeway Inc	225,539
6,207	SUPERVALU Inc	67,284
17,303	Sysco Corp	494,347
60,763	Wal-Mart Stores Inc (b)	2,920,877
28,618	Walgreen Co	764,101
5,026	Whole Foods Market Inc †	181,036

		6,899,625

Food Products — 1.9%
18,808	Archer-Daniels-Midland Co	485,622
5,565	Campbell Soup Co	199,394
13,083	ConAgra Foods Inc	305,096
5,539	Dean Foods Co †	55,778
19,446	General Mills Inc	690,722
4,909	Hershey Co/The	235,288
9,249	HJ Heinz Co	399,742
2,026	Hormel Foods Corp	82,012
3,512	JM Smucker Co/The	211,493
7,459	Kellogg Co	375,188
50,996	Kraft Foods Inc, Class A	1,427,888
3,875	McCormick & Co Inc/MD	147,095
6,034	Mead Johnson Nutrition Co	302,424
19,561	Sara Lee Corp	275,810
8,931	Tyson Foods Inc, Class A	146,379

		5,339,931

See Notes to Financial Statements.

4

Shares		Value(a)

Consumer Staples (Continued)
Household Products — 2.6%
4,138	Clorox Co	$257,218
14,345	Colgate-Palmolive Co	1,129,812
12,108	Kimberly-Clark Corp	734,108
84,236	Procter & Gamble Co/The	5,052,476

		7,173,614

Personal Products — 0.2%
12,614	Avon Products Inc	334,271
3,487	Estee Lauder Cos Inc/The, Class A	194,331

		528,602

Tobacco — 1.5%
60,914	Altria Group Inc	1,220,717
4,470	Lorillard Inc	321,751
54,166	Philip Morris International Inc	2,482,969
4,987	Reynolds American Inc	259,922

		4,285,359

Total Consumer Staples		31,463,433

Energy — 10.5%
Energy Equipment & Services — 1.7%
12,549	Baker Hughes Inc	521,662
7,213	Cameron International Corp †	234,567
2,033	Diamond Offshore Drilling Inc	126,432
3,599	FMC Technologies Inc †	189,524
26,478	Halliburton Co	650,035
3,092	Helmerich & Payne Inc	112,920
8,342	Nabors Industries Ltd †	146,986
12,347	National Oilwell Varco Inc	408,315
3,346	Rowan Cos Inc †	73,411
34,889	Schlumberger Ltd	1,930,757
7,330	Smith International Inc	275,975

		4,670,584

Oil, Gas & Consumable Fuels — 8.8%
14,534	Anadarko Petroleum Corp	524,532
9,864	Apache Corp	830,450
3,039	Cabot Oil & Gas Corp	95,181
19,038	Chesapeake Energy Corp	398,846
58,752	Chevron Corp	3,986,911

See Notes to Financial Statements.

5

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
43,532	ConocoPhillips	$2,136,986
6,601	Consol Energy Inc	222,850
11,668	Denbury Resources Inc †	170,820
13,071	Devon Energy Corp	796,285
20,694	El Paso Corp	229,910
7,404	EOG Resources Inc	728,331
149,526	Exxon Mobil Corp (b)	8,533,449
8,593	Hess Corp	432,572
20,752	Marathon Oil Corp	645,180
3,116	Massey Energy Co	85,223
5,639	Murphy Oil Corp	279,412
5,147	Noble Energy Inc	310,518
23,755	Occidental Petroleum Corp	1,832,698
7,930	Peabody Energy Corp	310,301
3,409	Pioneer Natural Resources Co	202,665
4,663	Range Resources Corp	187,219
10,125	Southwestern Energy Co †	391,230
19,105	Spectra Energy Corp	383,437
3,589	Sunoco Inc	124,790
4,303	Tesoro Corp	50,216
16,666	Valero Energy Corp	299,655
17,220	Williams Cos Inc/The	314,782

		24,504,449

Total Energy		29,175,033

Financials — 16.0%
Capital Markets — 2.4%
7,539	Ameriprise Financial Inc	272,384
35,478	Bank of New York Mellon Corp/The	875,952
28,847	Charles Schwab Corp/The	409,050
5,888	E*Trade Financial Corp †	69,596
2,704	Federated Investors Inc, Class B	56,000
4,322	Franklin Resources Inc	372,513
15,057	Goldman Sachs Group Inc/The	1,976,532
13,583	Invesco Ltd	228,602
5,586	Janus Capital Group Inc	49,604
4,816	Legg Mason Inc	134,993
40,885	Morgan Stanley	948,941

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Capital Markets (Continued)
7,131	Northern Trust Corp	$333,018
14,617	State Street Corp	494,347
7,642	T Rowe Price Group Inc	339,228

		6,560,760

Commercial Banks — 3.0%
20,243	BB&T Corp	532,593
5,135	Comerica Inc (c)	189,122
23,460	Fifth Third Bancorp	288,323
6,686	First Horizon National Corp †	76,556
20,959	Huntington Bancshares Inc/OH	116,113
25,911	KeyCorp	199,256
2,451	M&T Bank Corp	208,213
15,421	Marshall & Ilsley Corp	110,723
15,386	PNC Financial Services Group Inc	869,309
35,192	Regions Financial Corp	231,563
14,734	SunTrust Banks Inc	343,302
56,068	US Bancorp	1,253,120
152,394	Wells Fargo & Co	3,901,286
4,742	Zions Bancorporation	102,285

		8,421,764

Consumer Finance — 0.8%
35,136	American Express Co	1,394,900
13,434	Capital One Financial Corp	541,390
16,040	Discover Financial Services	224,239
14,308	SLM Corp †	148,660

		2,309,189

Diversified Financial Services — 4.4%
293,459	Bank of America Corp (b)	4,217,006
661,167	Citigroup Inc †,(b)	2,485,988
1,921	CME Group Inc	540,857
2,171	IntercontinentalExchange Inc †	245,388
116,375	JPMorgan Chase & Co	4,260,489
5,551	Leucadia National Corp †	108,300
5,753	Moody’s Corp	114,600

See Notes to Financial Statements.

7

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Diversified Financial Services (Continued)
4,263	NASDAQ OMX Group Inc/The †	$75,796
7,701	NYSE Euronext	212,779

		12,261,203

Insurance — 3.9%
13,734	Aflac Inc	586,030
15,832	Allstate Corp/The	454,853
3,950	American International Group Inc †	136,038
7,874	AON Corp	292,283
3,270	Assurant Inc	113,469
48,419	Berkshire Hathaway Inc, Class B †	3,858,510
9,557	Chubb Corp	477,946
4,767	Cincinnati Financial Corp	123,322
14,431	Genworth Financial Inc, Class A †	188,613
13,093	Hartford Financial Services Group Inc	289,748
8,919	Lincoln National Corp	216,643
10,282	Loews Corp	342,493
15,703	Marsh & McLennan Cos Inc	354,103
23,989	MetLife Inc	905,825
9,426	Principal Financial Group Inc	220,945
19,609	Progressive Corp/The	367,080
13,630	Prudential Financial Inc	731,386
2,413	Torchmark Corp	119,468
14,488	Travelers Cos Inc/The	713,534
9,807	Unum Group	212,812
10,005	XL Group PLC	160,180

		10,865,281

Real Estate Investment Trusts (REITs) — 1.3%
3,417	Apartment Investment & Management Co, Class A	66,187
2,406	AvalonBay Communities Inc	224,648
4,100	Boston Properties Inc	292,494
8,317	Equity Residential	346,320
8,670	HCP Inc	279,608
3,630	Health Care REIT Inc	152,896
19,273	Host Hotels & Resorts Inc	259,800
11,864	Kimco Realty Corp	159,452
4,804	Plum Creek Timber Co Inc	165,882
13,939	ProLogis	141,202

See Notes to Financial Statements.

8

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
4,003	Public Storage	$351,904
8,556	Simon Property Group Inc	690,897
4,624	Ventas Inc	217,097
4,652	Vornado Realty Trust	339,363

		3,687,750

Real Estate Management & Development — 0.1%
7,905	CB Richard Ellis Group Inc, Class A †	107,587

Thrifts & Mortgage Finance — 0.1%
13,862	Hudson City Bancorp Inc	169,671
10,955	People’s United Financial Inc	147,892

		317,563

Total Financials		44,531,097

Health Care — 11.8%
Biotechnology — 1.4%
28,019	Amgen Inc †	1,473,800
7,809	Biogen Idec Inc †	370,537
13,480	Celgene Corp †	685,054
2,199	Cephalon Inc †	124,793
7,851	Genzyme Corp †	398,595
26,029	Gilead Sciences Inc †	892,274

		3,945,053

Health Care Equipment & Supplies — 1.8%
17,446	Baxter International Inc	709,005
6,824	Becton Dickinson and Co	461,439
44,596	Boston Scientific Corp †	258,657
5,201	CareFusion Corp †	118,063
2,822	CR Bard Inc	218,790
4,280	DENTSPLY International Inc	128,015
4,834	Hospira Inc †	277,713
1,148	Intuitive Surgical Inc †	362,332
32,219	Medtronic Inc	1,168,583
9,602	St Jude Medical Inc †	346,536
8,238	Stryker Corp	412,394
3,656	Varian Medical Systems Inc †	191,136
5,932	Zimmer Holdings Inc †	320,624

		4,973,287

See Notes to Financial Statements.

9

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services — 2.1%
12,428	Aetna Inc	$327,851
8,332	AmerisourceBergen Corp	264,541
10,665	Cardinal Health Inc	358,451
8,113	CIGNA Corp	251,990
4,327	Coventry Health Care Inc †	76,501
3,039	DaVita Inc †	189,755
16,031	Express Scripts Inc †	753,778
5,022	Humana Inc †	229,355
3,041	Laboratory Corp of America Holdings †	229,139
7,949	McKesson Corp	533,855
13,362	Medco Health Solutions Inc †	735,979
2,728	Patterson Cos Inc	77,830
4,434	Quest Diagnostics Inc/DE	220,680
13,290	Tenet Healthcare Corp †	57,678
33,247	UnitedHealth Group Inc	944,215
12,495	WellPoint Inc †	611,380

		5,862,978

Health Care Technology — 0.0%#
1,995	Cerner Corp †	151,400

Life Sciences Tools & Services — 0.5%
5,335	Life Technologies Corp †	252,079
1,638	Millipore Corp †	174,693
3,583	PerkinElmer Inc	74,060
12,004	Thermo Fisher Scientific Inc †	588,796
2,761	Waters Corp †	178,637

		1,268,265

Pharmaceuticals — 6.0%
45,148	Abbott Laboratories	2,112,023
8,994	Allergan Inc/United States	523,990
50,299	Bristol-Myers Squibb Co	1,254,457
29,681	Eli Lilly & Co	994,314
8,922	Forest Laboratories Inc †	244,731
80,672	Johnson & Johnson (b)	4,764,488
7,625	King Pharmaceuticals Inc †	57,874
91,207	Merck & Co Inc	3,189,509
9,033	Mylan Inc/PA †	153,922

See Notes to Financial Statements.

10

Shares		Value(a)

Health Care (Continued)
Pharmaceuticals (Continued)
235,931	Pfizer Inc (b)	$3,364,376
3,133	Watson Pharmaceuticals Inc †	127,106

		16,786,790

Total Health Care		32,987,773

Industrials — 10.1%
Aerospace & Defense — 2.8%
22,201	Boeing Co/The	1,393,113
11,282	General Dynamics Corp	660,674
3,693	Goodrich Corp	244,661
22,410	Honeywell International Inc	874,662
5,396	ITT Corp	242,388
3,410	L-3 Communications Holdings Inc	241,564
9,115	Lockheed Martin Corp	679,068
8,809	Northrop Grumman Corp	479,562
4,180	Precision Castparts Corp	430,206
11,185	Raytheon Co	541,242
4,639	Rockwell Collins Inc	246,470
27,292	United Technologies Corp	1,771,524

		7,805,134

Air Freight & Logistics — 1.0%
4,852	CH Robinson Worldwide Inc	270,062
6,259	Expeditors International of Washington Inc	215,998
9,160	FedEx Corp	642,208
28,971	United Parcel Service Inc, Class B	1,648,160

		2,776,428

Airlines — 0.1%
21,932	Southwest Airlines Co	243,665

Building Products — 0.0%#
10,491	Masco Corp	112,883

Commercial Services & Supplies — 0.5%
3,230	Avery Dennison Corp	103,780
3,845	Cintas Corp	92,165
5,292	Iron Mountain Inc	118,858
6,070	Pitney Bowes Inc	133,297
9,555	Republic Services Inc	284,070
6,034	RR Donnelley & Sons Co	98,777

See Notes to Financial Statements.

11

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies (Continued)
2,475	Stericycle Inc †	$162,310
14,128	Waste Management Inc	442,065

		1,435,322

Construction & Engineering — 0.2%
5,275	Fluor Corp	224,187
3,656	Jacobs Engineering Group Inc †	133,225
6,169	Quanta Services Inc †	127,390

		484,802

Electrical Equipment — 0.5%
22,029	Emerson Electric Co	962,447
4,212	Rockwell Automation Inc	206,767
2,746	Roper Industries Inc	153,666

		1,322,880

Industrial Conglomerates — 2.3%
20,856	3M Co	1,647,416
312,284	General Electric Co (b)	4,503,135
7,994	Textron Inc	135,658

		6,286,209

Machinery — 1.7%
18,361	Caterpillar Inc	1,102,945
5,866	Cummins Inc	382,052
15,462	Danaher Corp	573,949
12,426	Deere & Co	691,880
5,497	Dover Corp	229,720
4,880	Eaton Corp	319,347
1,647	Flowserve Corp	139,666
11,317	Illinois Tool Works Inc	467,166
10,746	PACCAR Inc	428,443
3,419	Pall Corp	117,511
4,744	Parker Hannifin Corp	263,102
1,771	Snap-On Inc	72,452

		4,788,233

See Notes to Financial Statements.

12

Shares		Value(a)

Industrials (Continued)
Professional Services — 0.1%
1,473	Dun & Bradstreet Corp	$98,868
3,703	Equifax Inc	103,906
4,388	Robert Half International Inc	103,337

		306,111

Road & Rail — 0.8%
11,384	CSX Corp	564,988
10,823	Norfolk Southern Corp	574,160
1,549	Ryder System Inc	62,316
14,803	Union Pacific Corp	1,028,957

		2,230,421

Trading Companies & Distributors — 0.1%
3,871	Fastenal Co	194,286
1,816	WW Grainger Inc	180,601

		374,887

Total Industrials		28,166,975

Information Technology — 18.4%
Communications Equipment — 2.2%
167,048	Cisco Systems Inc †	3,559,793
3,859	Harris Corp	160,727
6,832	JDS Uniphase Corp †	67,227
15,504	Juniper Networks Inc †	353,801
68,247	Motorola Inc †	444,971
47,980	QUALCOMM Inc	1,575,663
11,269	Tellabs Inc	72,009

		6,234,191

Computers & Peripherals — 4.5%
26,615	Apple Inc †	6,694,471
50,401	Dell Inc †	607,836
60,125	EMC Corp/Massachusetts †	1,100,288
68,283	Hewlett-Packard Co	2,955,288
2,296	Lexmark International Inc, Class A †	75,837
10,080	NetApp Inc †	376,085
3,262	QLogic Corp †	54,215
6,748	SanDisk Corp †	283,888

See Notes to Financial Statements.

13

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
4,881	Teradata Corp †	$148,773
6,746	Western Digital Corp †	203,459

		12,500,140

Electronic Equipment & Instruments — 0.6%
10,180	Agilent Technologies Inc †	289,417
5,076	Amphenol Corp, Class A	199,385
45,651	Corning Inc	737,264
4,485	FLIR Systems Inc †	130,469
5,850	Jabil Circuit Inc	77,805
3,970	Molex Inc	72,413

		1,506,753

Information Technology Services — 3.1%
14,712	Automatic Data Processing Inc	592,305
8,780	Cognizant Technology Solutions Corp, Class A †	439,527
4,532	Computer Sciences Corp	205,073
9,735	Fidelity National Information Services Inc	261,093
4,494	Fiserv Inc †	205,196
37,508	International Business Machines Corp (b)	4,631,488
2,847	Mastercard Inc, Class A	568,062
9,491	Paychex Inc	246,481
8,558	SAIC Inc †	143,261
5,773	Total System Services Inc	78,513
13,237	Visa Inc, Class A	936,518
19,659	Western Union Co/The	293,115

		8,600,632

Internet Software & Services — 1.7%
5,034	Akamai Technologies Inc †	204,229
33,347	eBay Inc †	653,935
7,079	Google Inc, Class A †	3,149,801
3,858	Monster Worldwide Inc †	44,946
5,337	VeriSign Inc †	141,697
34,435	Yahoo! Inc †	476,236

		4,670,844

Office Electronics — 0.1%
40,336	Xerox Corp	324,301

See Notes to Financial Statements.

14

Shares		Value(a)

Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 2.5%
16,544	Advanced Micro Devices Inc †	$121,102
8,775	Altera Corp	217,708
8,784	Analog Devices Inc	244,722
39,290	Applied Materials Inc	472,266
12,722	Broadcom Corp, Class A	419,444
1,433	First Solar Inc †	163,118
162,744	Intel Corp	3,165,371
4,972	KLA-Tencor Corp	138,619
6,595	Linear Technology Corp	183,407
19,117	LSI Corp †	87,938
6,861	MEMC Electronic Materials Inc †	67,787
5,427	Microchip Technology Inc	150,545
25,101	Micron Technology Inc †	213,107
6,963	National Semiconductor Corp	93,722
2,809	Novellus Systems Inc †	71,236
16,736	NVIDIA Corp †	170,875
5,367	Teradyne Inc †	52,328
35,749	Texas Instruments Inc	832,237
8,010	Xilinx Inc	202,333

		7,067,865

Software — 3.7%
15,465	Adobe Systems Inc †	408,740
6,778	Autodesk Inc †	165,112
5,388	BMC Software Inc †	186,587
11,423	CA Inc	210,183
5,424	Citrix Systems Inc †	229,056
6,581	Compuware Corp †	52,516
9,588	Electronic Arts Inc †	138,067
9,263	Intuit Inc †	322,075
4,563	McAfee Inc †	140,175
223,014	Microsoft Corp (b)	5,131,552
10,644	Novell Inc †	60,458
114,509	Oracle Corp	2,457,363
5,517	Red Hat Inc †	159,662

See Notes to Financial Statements.

15

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
3,309	Salesforce.com Inc †	$283,978
23,367	Symantec Corp †	324,334

		10,269,858

Total Information Technology		51,174,584

Materials — 3.4%
Chemicals — 1.8%
6,260	Air Products & Chemicals Inc	405,711
2,441	Airgas Inc	151,830
2,127	CF Industries Holdings Inc	134,958
33,780	Dow Chemical Co/The	801,262
2,117	Eastman Chemical Co	112,963
6,826	Ecolab Inc	306,556
26,501	EI du Pont de Nemours & Co	916,670
2,126	FMC Corp	122,096
2,326	International Flavors & Fragrances Inc	98,669
15,957	Monsanto Co	737,532
4,894	PPG Industries Inc	295,647
8,948	Praxair Inc	679,958
2,715	Sherwin-Williams Co/The	187,851
3,593	Sigma-Aldrich Corp	179,039

		5,130,742

Construction Materials — 0.1%
3,734	Vulcan Materials Co	163,661

Containers & Packaging — 0.2%
2,700	Ball Corp	142,641
3,190	Bemis Co Inc	86,130
4,825	Owens-Illinois Inc †	127,622
3,886	Pactiv Corp †	108,225
4,664	Sealed Air Corp	91,974

		556,592

Metals & Mining — 1.1%
3,356	AK Steel Holding Corp	40,003
30,105	Alcoa Inc	302,856
2,882	Allegheny Technologies Inc	127,356
3,990	Cliffs Natural Resources Inc	188,168

See Notes to Financial Statements.

16

Shares		Value(a)

Materials (Continued)
Metals & Mining (Continued)
13,797	Freeport-McMoRan Copper & Gold Inc	$815,817
14,370	Newmont Mining Corp	887,204
9,292	Nucor Corp	355,698
2,591	Titanium Metals Corp †	45,576
4,230	United States Steel Corp	163,066

		2,925,744

Paper & Forest Products — 0.2%
12,779	International Paper Co	289,189
4,997	MeadWestvaco Corp	110,933
6,236	Weyerhaeuser Co	219,507

		619,629

Total Materials		9,396,368

Telecommunication Services — 2.9%
Diversified Telecommunication Services — 2.6%
172,835	AT&T Inc	4,180,879
8,839	CenturyLink Inc	294,427
9,135	Frontier Communications Corp	64,950
43,906	Qwest Communications International Inc	230,506
82,680	Verizon Communications Inc	2,316,694
14,299	Windstream Corp	150,997

		7,238,453

Wireless Telecommunication Services — 0.3%
11,800	American Tower Corp, Class A †	525,100
8,010	MetroPCS Communications Inc †	65,602
87,854	Sprint Nextel Corp †	372,501

		963,203

Total Telecommunication Services		8,201,656

Utilities — 3.7%
Electric Utilities — 1.9%
4,960	Allegheny Energy Inc	102,573
14,106	American Electric Power Co Inc	455,624
38,408	Duke Energy Corp	614,528
9,613	Edison International	304,924
5,537	Entergy Corp	396,560
19,321	Exelon Corp	733,618
8,994	FirstEnergy Corp	316,859

See Notes to Financial Statements.

17

Munder Index 500 Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
12,129	NextEra Energy Inc	$591,410
5,147	Northeast Utilities	131,146
6,528	Pepco Holdings Inc	102,359
3,172	Pinnacle West Capital Corp	115,334
13,718	PPL Corp	342,264
8,398	Progress Energy Inc	329,369
24,207	Southern Co	805,609

		5,342,177

Gas Utilities — 0.2%
4,208	EQT Corp	152,077
1,388	Nicor Inc	56,214
3,109	Oneok Inc	134,464
5,153	Questar Corp	234,410

		577,165

Independent Power Producers & Energy Traders — 0.2%
19,724	AES Corp/The †	182,250
5,933	Constellation Energy Group Inc	191,339
7,467	NRG Energy Inc †	158,375

		531,964

Multi-Utilities — 1.4%
6,969	Ameren Corp	165,653
12,267	CenterPoint Energy Inc	161,434
6,724	CMS Energy Corp	98,507
8,302	Consolidated Edison Inc	357,816
17,434	Dominion Resources Inc/VA	675,393
4,866	DTE Energy Co	221,938
2,252	Integrys Energy Group Inc	98,502
8,115	NiSource Inc	117,668
10,957	PG&E Corp	450,333
14,798	Public Service Enterprise Group Inc	463,621
3,401	SCANA Corp	121,620
7,288	Sempra Energy	341,006
6,257	TECO Energy Inc	94,293

See Notes to Financial Statements.

18

Shares		Value(a)

Utilities (Continued)
Multi-Utilities (Continued)
3,419	Wisconsin Energy Corp	$173,480
13,474	Xcel Energy Inc	277,699

		3,818,963

Total Utilities		10,270,269

TOTAL COMMON STOCKS
(Cost $155,422,069)		272,991,009

INVESTMENT COMPANY SECURITY — 2.3%
(Cost $6,411,296)
6,411,296	State Street Institutional Liquid Reserves Fund	6,411,296

Principal
Amount

U.S. TREASURY BILL — 1.2%
(Cost $3,499,735)
$3,500,000	0.130% due 07/22/2010 (b),(d)	3,499,730

TOTAL INVESTMENTS
(Cost $165,333,100)	101.5%	282,902,035
OTHER ASSETS AND LIABILITIES (Net)	(1.5)	(4,240,112)

NET ASSETS	100.0%	$278,661,923

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	As of June 30, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.

19

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $165,201,836)	$282,712,913
Securities of affiliated company (cost — $131,264)	189,122

Total Investments	282,902,035
Cash	2,101
Dividends receivable	376,208
Receivable for Fund shares sold	214,918
Prepaid expenses and other assets	62,989

Total Assets	283,558,251

LIABILITIES:
Payable for Fund shares redeemed	4,417,881
Trustees’ fees and expenses payable	135,038
Variation margin payable on open futures contracts	86,130
Transfer agency/record keeping fees payable	71,870
Distribution and shareholder servicing fees payable — Class A, B and R Shares	36,686
Administration fees payable	33,262
Custody fees payable	10,624
Shareholder servicing fees payable — Class K Shares	8,074
Investment advisory fees payable	1,483
Accrued expenses and other payables	95,280

Total Liabilities	4,896,328

NET ASSETS	$278,661,923

Investments, at cost	$165,333,100

See Notes to Financial Statements.

20

NET ASSETS consist of:
Distributions in excess of net investment income	$(12,817)
Accumulated net realized gain on investments sold	15,052,948
Net unrealized appreciation of investments and futures contracts	116,935,127
Paid-in capital	146,686,665

$278,661,923

NET ASSETS:
Class Y Shares	$21,020,990

Class A Shares	$201,949,918

Class B Shares	$16,641,722

Class K Shares	$32,557,765

Class R Shares	$6,491,528

SHARES OUTSTANDING:
Class Y Shares	1,150,853

Class A Shares	11,081,533

Class B Shares	912,930

Class K Shares	1,787,945

Class R Shares	356,395

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$18.27

CLASS A SHARES:
Net asset value and redemption price per share	$18.22

Maximum sales charge	2.50%
Maximum offering price per share	$18.69

CLASS B SHARES:
Net asset value and offering price per share*	$18.23

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$18.21

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$18.21

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Interest	$7,365
Dividends on securities of unaffiliated companies	6,537,965
Dividends on securities of affiliated company	1,037
Other income	6,016

Total Investment Income	6,552,383

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	564,172
Class B Shares	224,048
Class R Shares	37,922
Shareholder servicing fees:
Class K Shares	118,392
Investment advisory fees	596,796
Administration fees	436,891
Transfer agency/record keeping fees	420,326
Custody fees	118,616
Trustees’ fees and expenses	67,177
Registration and filing fees	53,108
Legal and audit fees	33,275
Other	154,485

Total Expenses	2,825,208
Fees waived by distributor	(337,693)

Net Expenses	2,487,515

NET INVESTMENT INCOME	4,064,868

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	26,299,024
Security transactions of affiliated companies	1,447
Futures contracts	890,399
Net change in unrealized appreciation/(depreciation) of:
Securities	16,157,498
Futures contracts	(403,625)

Net realized and unrealized gain on investments	42,944,743

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,009,611

See Notes to Financial Statements.

22

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$4,064,868	$6,784,761
Net realized gain from security transactions and futures contracts	27,190,870	6,262,551
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	15,753,873	(159,126,960)

Net increase/(decrease) in net assets resulting from operations	47,009,611	(146,079,648)
Dividends to shareholders from net investment income:
Class Y Shares	(380,536)	(660,294)
Class A Shares	(2,841,182)	(4,334,345)
Class B Shares	(196,615)	(510,056)
Class K Shares	(529,320)	(1,247,580)
Class R Shares	(70,497)	(96,427)
Distributions to shareholders from net realized gains:
Class Y Shares	(961,900)	(3,696,093)
Class A Shares	(7,525,510)	(24,176,823)
Class B Shares	(768,185)	(3,718,675)
Class K Shares	(1,612,043)	(9,251,542)
Class R Shares	(277,306)	(579,825)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(9,871,897)	(17,972,978)
Class A Shares	(13,743,973)	(7,957,626)
Class B Shares	(10,474,344)	(7,376,954)
Class K Shares	(23,341,504)	(28,974,728)
Class R Shares	(428,525)	1,635,952
Short-term trading fees	71	9,646

Net decrease in net assets	(26,013,655)	(254,987,996)
NET ASSETS:
Beginning of year	304,675,578	559,663,574

End of year	$278,661,923	$304,675,578

Distributions in excess of net investment income	$(12,817)	$(59,535)

See Notes to Financial Statements.

23

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$2,527,008	$4,152,443
Issued as reinvestment of dividends and distributions	1,269,481	3,724,549
Redeemed	(13,668,386)	(25,849,970)

Net decrease	$(9,871,897)	$(17,972,978)

Class A Shares:
Sold*	$38,602,887	$44,731,920
Issued as reinvestment of dividends and distributions	8,426,749	22,811,584
Redeemed	(60,773,609)	(75,501,130)

Net decrease	$(13,743,973)	$(7,957,626)

Class B Shares:
Sold	$542,127	$1,456,431
Issued as reinvestment of dividends and distributions	761,509	3,179,340
Redeemed*	(11,777,980)	(12,012,725)

Net decrease	$(10,474,344)	$(7,376,954)

Class K Shares:
Sold	$4,988,781	$10,670,717
Issued as reinvestment of dividends and distributions	2,107,436	8,147,878
Redeemed	(30,437,721)	(47,793,323)

Net decrease	$(23,341,504)	$(28,974,728)

Class R Shares:
Sold	$3,970,179	$2,741,216
Issued as reinvestment of dividends and distributions	347,803	676,251
Redeemed	(4,746,507)	(1,781,515)

Net increase/(decrease)	$(428,525)	$1,635,952

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

24

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	129,388	231,272
Issued as reinvestment of dividends and distributions	63,797	178,073
Redeemed	(689,807)	(1,252,292)

Net decrease	(496,622)	(842,947)

Class A Shares:
Sold*	2,007,432	2,482,858
Issued as reinvestment of dividends and distributions	424,387	1,089,573
Redeemed	(3,119,772)	(4,330,335)

Net decrease	(687,953)	(757,904)

Class B Shares:
Sold	27,669	75,153
Issued as reinvestment of dividends and distributions	38,310	150,411
Redeemed*	(608,131)	(711,899)

Net decrease	(542,152)	(486,335)

Class K Shares:
Sold	258,566	606,696
Issued as reinvestment of dividends and distributions	106,162	387,000
Redeemed	(1,550,269)	(2,830,588)

Net decrease	(1,185,541)	(1,836,892)

Class R Shares:
Sold	207,890	167,192
Issued as reinvestment of dividends and distributions	17,512	32,303
Redeemed	(241,838)	(103,542)

Net increase/(decrease)	(16,436)	95,953

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

25

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

Net asset value, beginning of period	$16.76	$25.43	$31.30	$26.47	$24.84

Income/(loss) from investment operations:
Net investment income	0.27	0.37	0.49	0.48	0.44
Net realized and unrealized gain/(loss) on investments	2.18	(6.66)	(4.50)	4.83	1.60

Total from investment operations	2.45	(6.29)	(4.01)	5.31	2.04

Less distributions:
Dividends from net investment income	(0.28)	(0.38)	(0.50)	(0.48)	(0.41)
Distributions from net realized gains	(0.66)	(2.00)	(1.36)	—	—

Total distributions	(0.94)	(2.38)	(1.86)	(0.48)	(0.41)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.27	$16.76	$25.43	$31.30	$26.47

Total return(d)	14.18%	(26.47)%	(13.49)%	20.16%	8.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,021	$27,609	$63,337	$79,529	$72,834
Ratio of operating expenses to average net assets	0.57%	0.55%	0.39%	0.39%	0.41%
Ratio of net investment income to average net assets	1.41%	2.00%	1.70%	1.59%	1.54%
Portfolio turnover rate	5%	6%	3%	3%	6%
Ratio of operating expenses to average net assets without expense waivers	0.57%	0.55%	0.39%	0.39%	0.41%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

26

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

$16.72	$25.38	$31.24	$26.42	$24.80

0.25	0.34	0.42	0.40	0.34

2.16	(6.64)	(4.48)	4.82	1.63

2.41	(6.30)	(4.06)	5.22	1.97

(0.25)	(0.36)	(0.44)	(0.40)	(0.35)
(0.66)	(2.00)	(1.36)	—	—

(0.91)	(2.36)	(1.80)	(0.40)	(0.35)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$18.22	$16.72	$25.38	$31.24	$26.42

13.98%	(26.59)%	(13.68)%	19.86%	7.95%

$201,950	$196,811	$317,990	$460,012	$467,002

0.72%	0.71%	0.60%	0.64%	0.66%

1.26%	1.87%	1.46%	1.34%	1.29%
5%	6%	3%	3%	6%

0.82%	0.81%	0.64%	0.64%	0.66%

See Notes to Financial Statements.

27

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

Net asset value, beginning of period	$16.73	$25.39	$31.25	$26.43	$24.80

Income/(loss) from investment operations:
Net investment income	0.18	0.28	0.35	0.30	0.25
Net realized and unrealized gain/(loss) on investments	2.16	(6.64)	(4.49)	4.85	1.66

Total from investment operations	2.34	(6.36)	(4.14)	5.15	1.91

Less distributions:
Dividends from net investment income	(0.18)	(0.30)	(0.36)	(0.33)	(0.28)
Distributions from net realized gains	(0.66)	(2.00)	(1.36)	—	—

Total distributions	(0.84)	(2.30)	(1.72)	(0.33)	(0.28)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.23	$16.73	$25.39	$31.25	$26.43

Total return(d)	13.58%	(26.83)%	(13.91)%	19.55%	7.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,642	$24,338	$49,290	$69,120	$76,756
Ratio of operating expenses to average net assets	1.07%	1.05%	0.89%	0.89%	0.91%
Ratio of net investment income to average net assets	0.91%	1.52%	1.19%	1.08%	1.04%
Portfolio turnover rate	5%	6%	3%	3%	6%
Ratio of operating expenses to average net assets without expense waivers	1.57%	1.55%	1.39%	1.39%	1.41%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

28

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

$16.71	$25.37	$31.22	$26.41	$24.79

0.23	0.33	0.42	0.39	0.35

2.16	(6.65)	(4.48)	4.82	1.62

2.39	(6.32)	(4.06)	5.21	1.97

(0.23)	(0.34)	(0.43)	(0.40)	(0.35)
(0.66)	(2.00)	(1.36)	—	—

(0.89)	(2.34)	(1.79)	(0.40)	(0.35)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$18.21	$16.71	$25.37	$31.22	$26.41

13.88%	(26.67)%	(13.67)%	19.83%	7.95%

$32,558	$49,686	$122,021	$207,857	$211,158

0.82%	0.79%	0.64%	0.64%	0.66%

1.17%	1.76%	1.44%	1.34%	1.29%
5%	6%	3%	3%	6%

0.82%	0.79%	0.64%	0.64%	0.66%

See Notes to Financial Statements.

29

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06

Net asset value, beginning of period	$16.71	$25.38	$31.24	$26.42	$24.80

Income/(loss) from investment operations:
Net investment income	0.18	0.27	0.34	0.33	0.27
Net realized and unrealized gain/(loss) on investments	2.16	(6.64)	(4.48)	4.82	1.63

Total from investment operations	2.34	(6.37)	(4.14)	5.15	1.90

Less distributions:
Dividends from net investment income	(0.18)	(0.30)	(0.36)	(0.33)	(0.28)
Distributions from net realized gains	(0.66)	(2.00)	(1.36)	—	—

Total distributions	(0.84)	(2.30)	(1.72)	(0.33)	(0.28)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.21	$16.71	$25.38	$31.24	$26.42

Total return(d)	13.59%	(26.89)%	(13.92)%	19.56%	7.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,492	$6,231	$7,026	$2,649	$205
Ratio of operating expenses to average net assets	1.07%	1.06%	0.88%	0.88%	0.91%
Ratio of net investment income to average net assets	0.91%	1.50%	1.21%	1.10%	1.04%
Portfolio turnover rate	5%	6%	3%	3%	6%
Ratio of operating expenses to average net assets without expense waivers	1.07%	1.06%	0.88%	0.88%	0.91%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

30

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

31

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$282,902,035	$(633,808)
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$282,902,035	$(633,808)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/depreciation on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the

33

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

34

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on average daily net assets exceeding $500 million. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1805% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $436,891 before payment of sub-administration fees and $292,915 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1321% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2010, Comerica Bank was paid

35

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

$1,581 for its administrative, record keeping and other related services provided to the Fund.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

36

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

During the period ended June 30, 2010, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund, amounting to $225,669 and $112,024, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2010, the Fund paid $194 to Comerica Securities and $1,926 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $17,139,103 and $73,998,005, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $126,244,316, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $14,730,846 and net appreciation for Federal income tax purposes was $111,513,470. At June 30, 2010, aggregate cost for Federal income tax purposes was $171,388,565.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2010 is as follows:

Derivatives	Liability Derivatives	Fair Value

Equity Contracts (Futures)	Balance Sheet Location:	$(633,808	)*
	Net Assets — Net Unrealized Appreciation

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2010, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivative	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$890,399	$(403,625)

37

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

At June 30, 2010, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
	Contracts	Contracts	Contracts	Depreciation

S&P 500® Index, September 2010	198	$10,797,148	$10,163,340	$(633,808)

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the year ended June 30, 2010, the Fund held the following securities of a company that could be deemed to be an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/09	Cost	Shares	Proceeds	Shares	6/30/10	Income	Gain

Comerica Incorporated	$116,537	$15,214	399	$25,570	774	$189,122	$1,037	$1,447

8.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $4,829.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

38

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2010	$4,671,473	$10,491,621	$15,163,094
June 30, 2009	6,834,208	41,437,452	48,271,660

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Unrealized
Ordinary Income	Capital Gains	Appreciation	Total

$229,275	$20,322,315	$111,513,470	$132,065,060

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments and deferred trustees’ fees.

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designates approximately $6,495,254 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2010, the amount of long-term capital gain distributions designated by the Fund was $10,491,621.

39

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

12.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

13.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

15.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained World Asset Management, Inc. (“World”) to serve as sub-advisor to the Fund pursuant to

40

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

the terms of an Investment Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, World, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were separately advised by their independent legal counsel with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to renew the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have

41

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and World. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and World (including key personnel changes) and the impact of the changes within the Advisor’s or World’s organization and the impact of the recent market activity and economic conditions on assets under management and the financial conditions of the Advisor and World;

•	the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and World, personnel changes within the Advisor and World in 2009 and 2010, the organizational structure and depth of World’s portfolio management team, and the structure of World’s compensation of key investment personnel;

•	the services provided by the Advisor and World during the previous year and the services anticipated to be provided in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the process used by the Advisor to oversee World’s activities;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, generally with respect to all of the Munder Funds and World’s performance more specifically with respect to the Fund, as further described below;

42

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund. In this regard, the Board considered that the Fund’s average annual total returns for Class Y Shares, on a gross basis, tracked closely the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods ended December 31, 2009.

In addition, the Board considered the performance of the Fund against relevant performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should support approval of the continuance of the Advisory Agreement.

43

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered detailed information provided by World as to the costs and profitability to World in 2009 with respect to the services provided by World to the Fund. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the Fund. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and the World under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and World provide the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement and should not preclude approval of the continuance of the Sub-Advisory Agreement.

44

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that the Advisor has no other investment advisory clients that have investment objectives and strategies that are substantially the same as those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor or World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor also might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2010.

45

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

17.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

		Term of
		Office(1) and	Principal Occupation(s)	Number of	Other
	Position(s) with	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

46

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

		Term of
		Office(1) and	Principal Occupation(s)	Number of	Other
	Position(s) with	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

47

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of
		Office(1) and	Principal Occupation(s)	Number of	Other
	Position(s) with	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

48

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

49

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

51

[This Page Intentionally Left Blank]

52

[This Page Intentionally Left Blank]

53

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.
255 East Brown Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINDEX610

ANNUAL REPORT
June 30, 2010

Munder International
Equity Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S.  Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company, which may be “multi-country.”

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Peter Collins and Brian Kozeliski

Most U.S. stock market indices posted a positive double-digit return for the one year ended June 30, 2010, even after the sharp stock market decline in the April through June time period. Reflecting the negative performance of some European countries, including Greece, Spain, Italy and Portugal, the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends) did not fare as well. The Index posted a 5.92% return for the one year ended June 30, 2010. The Fund posted a 1.90% return for the same time period, lagging its MSCI EAFE benchmark and the 5.67% median return for the Lipper universe of international multi-cap value mutual funds. The Fund’s consumer discretionary, industrials and information technology sectors showed relative strength, as did its Japanese and Swiss holdings. This strength, however, was offset by the relative weakness of the Fund’s health care, energy, utilities and materials sectors, as well as its Australian and U.K. holdings.

The Swatch Group AG (1.7% of the Fund), a Swiss-based multi-national holding company involved in the manufacture and sale of watches, along with Inchcape PLC (0.2%), a U.K. company that specializes in the import and distribution of new cars, were the key drivers of the relative strength of the Fund’s consumer discretionary sector. Swatch and Zurich Financial Services AG (1.2%), a multi-line insurance company, were responsible for the strength of the Fund’s Swiss holdings. Two Japanese companies, ITOCHU Corp. (1.9%) and Marubeni Corp. (1.8%), helped to boost returns in the Fund’s industrials sector. ITOCHU is an importer and exporter of diversified products, while Marubeni operates a number of business lines, including food, paper, chemicals and energy. These two companies, along with an underweight in Mitsubishi UFJ Financial Group Inc. (0.1%), a Japanese bank, and an overweight in Isuzu Motors, Ltd. (0.3%) were largely responsible for the relative strength of the Fund’s Japanese holdings. Kingboard Chemical Holdings, Ltd. (0.4%), a Hong Kong-based manufacturer of electronic components, and the lack of a position in Nokia Corp. contributed to the strength of the Fund’s information technology sector.

Sigma Pharmaceuticals Ltd. (0.04%), an Australian manufacturer and marketer of prescription, over-the-counter and generic pharmaceutical products, was largely responsible for the weakness of the Fund’s health care sector and Australian holdings. Positions in BP PLC (1.4%), Caltex Australia Ltd. (1.0%), a refiner, distributer and marketer of fuels and lubricants, and Showa Shell Sekiyu K.K. (0.1%), a Japanese firm whose primary business is oil and gas refining and sales, held back returns in the Fund’s energy sector. E.ON AG (1.3%) and Acciona S.A., electric utility companies based in Germany and Spain, respectively, contributed to the relative weakness of the utilities sector. Acciona was sold in June. Relative returns in the Fund’s materials sector were held back by the lack of a position in Rio Tinto PLC, a mining company headquartered in the U.K., an underweight in BASF SE (0.2%), a German chemical company, and an overweight in steel producer JFE Holdings, Inc. JFE was eliminated from the Fund in June.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international multi-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10
					Lipper International
Class and	With		Without	MSCI EAFE	Multi-Cap Value
Inception Date	Load		Load	Index*	Funds Median**

CLASS Y 12/1/91	N/A		$9,476	$10,164	$11,596

CLASS A 11/30/92	$8,713	#	$9,220	$10,164	$11,596

CLASS B 3/9/94	N/A		$8,695	$10,164	$11,596

CLASS C 9/29/95	N/A		$8,565	$10,164	$11,596

CLASS K 11/23/92	N/A		$9,238	$10,164	$11,596

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index comparative returns commence on 7/1/00.

**	The Lipper International Multi-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		1.90%	N/A		1.12%	N/A		(0.54)%	N/A		5.10%

CLASS A 11/30/92	(3.91)%	#	1.66%	(0.28)%	#	0.85%	(1.37)%	#	(0.81)%	4.45%	#	4.79%

CLASS B 3/9/94	(4.02)%	†	0.83%	(0.21)%	†	0.11%	N/A		(1.39)%	N/A		3.21%

CLASS C 9/29/95	(0.06)%	†	0.92%	N/A		0.11%	N/A		(1.54)%	N/A		2.79%

CLASS K 11/23/92	N/A		1.66%	N/A		0.87%	N/A		(0.79)%	N/A		4.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares for the fiscal year ended 6/30/09 were 1.23%, 1.47%, 2.21%, 2.22% and 1.46%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns and yields would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$843.41	$6.49	1.42%
Class A	$1,000.00	$841.45	$7.62	1.67%
Class B	$1,000.00	$838.36	$11.08	2.43%
Class C	$1,000.00	$838.81	$11.08	2.43%
Class K	$1,000.00	$842.07	$7.63	1.67%

Hypothetical
Class Y	$1,000.00	$1,017.75	$7.10	1.42%
Class A	$1,000.00	$1,016.51	$8.35	1.67%
Class B	$1,000.00	$1,012.74	$12.13	2.43%
Class C	$1,000.00	$1,012.74	$12.13	2.43%
Class K	$1,000.00	$1,016.51	$8.35	1.67%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder International Equity Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a),(c)

COMMON STOCKS — 95.3%
Australia — 7.0%
79,400	Adelaide Brighton Ltd	$177,577
32,684	AMP Ltd	142,116
13,650	Ansell Ltd	149,920
1,100	BHP Billiton Ltd, ADR (b)	68,189
23,903	BlueScope Steel Ltd †	41,640
51,050	Boral Ltd	205,215
85,400	Caltex Australia Ltd	666,894
34,450	Coca-Cola Amatil Ltd	345,018
5,700	Commonwealth Bank of Australia	231,024
21,475	Iress Market Technology Ltd	156,054
123,800	Metcash Ltd	435,548
14,525	OneSteel Ltd	35,965
153,797	Qantas Airways Ltd †	282,333
24,942	QBE Insurance Group Ltd	379,575
81,502	Sigma Pharmaceuticals Ltd	28,443
4,267	Sims Metal Management Ltd	60,753
44,100	Suncorp-Metway Ltd	295,997
36,000	TABCORP Holdings Ltd	190,692
37,453	Wesfarmers Ltd	896,702
625	Westpac Banking Corp, ADR (b)	55,363

		4,845,018

Austria — 0.7%
2,500	Erste Group Bank AG	79,533
2,200	Vienna Insurance Group	91,731
10,175	Voestalpine AG	278,493

		449,757

Belgium — 0.3%
2,500	Delhaize Group SA	181,019

Bermuda — 0.1%
116,000	TPV Technology Ltd	67,962

Finland — 2.0%
21,700	Fortum OYJ	477,708
30,100	Huhtamaki OYJ	277,433
6,300	Kesko OYJ, B Shares	204,008
31,700	UPM-Kymmene OYJ, ADR (b)	417,806

		1,376,955

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
France — 8.9%
8,295	AXA SA	$125,801
19,500	AXA SA, ADR (b)	297,375
6,074	BNP Paribas	324,318
9,675	BNP Paribas, ADR (b)	265,966
7,175	Cap Gemini SA	313,477
8,550	Casino Guichard Perrachon SA	645,658
4,750	CNP Assurances	323,556
10,640	Credit Agricole SA	108,915
15,700	France Telecom SA, ADR (b)	271,767
4,150	GDF Suez	117,414
9,059	GDF Suez, ADR (b)	257,729
650	Lafarge SA	35,147
1,700	Plastic Omnium SA	74,438
4,150	PPR	512,126
2,425	Sanofi-Aventis SA	146,234
9,891	Sanofi-Aventis SA, ADR (b)	297,323
1,150	SCOR SE	21,981
15,600	Sequana	186,063
9,635	Total SA, ADR (b)	430,106
27,187	Vinci SA	1,119,507
14,175	Vivendi SA	286,772

		6,161,673

Germany — 5.9%
1,269	Allianz SE	126,007
46,350	Allianz SE, ADR (b)	456,084
2,975	BASF SE	162,306
1,500	Deutsche Bank AG	84,807
7,500	Deutsche Bank AG, GRS (b)	421,200
38,588	Deutsche Telekom AG	454,885
19,225	E.ON AG	517,533
15,575	E.ON AG, ADR (b)	417,410
5,600	Muenchener Rueckversicherungs AG	701,077
3,875	RWE AG	252,575
800	Salzgitter AG	47,678
1,275	Stada Arzneimittel AG	42,412
4,800	Volkswagen AG	406,514

		4,090,488

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Greece — 1.2%
8,800	Hellenic Petroleum SA	$62,317
54,500	Public Power Corp S.A. †	781,662

		843,979

Hong Kong — 2.0%
212,000	Champion REIT	98,540
84,000	China Pharmaceutical Group Ltd	50,591
246,000	Dah Chong Hong Holdings Ltd	152,242
2,250	Hang Seng Bank Ltd	30,090
1,050	Hopson Development Holdings Ltd	1,294
114,950	Hutchison Whampoa Ltd	708,229
71,125	Kingboard Chemical Holdings Ltd	304,454
27,375	Kowloon Development Co Ltd	26,948
755	Noble Group Ltd	912

		1,373,300

Ireland — 0.5%
32,250	Allied Irish Banks PLC, ADR (b),†	70,305
12,100	Governor & Co of the Bank of Ireland/The, ADR (b)	39,809
30,900	Smurfit Kappa Group PLC †	255,928

		366,042

Israel — 1.8%
4,550	Delek Group Ltd	946,276
706,500	Oil Refineries Ltd	294,509

		1,240,785

Italy — 3.4%
204,700	Enel SpA	865,984
24,236	ENI SpA	444,903
94,200	Intesa Sanpaolo SpA	248,065
141,950	Telecom Italia SpA	129,353
30,375	Telecom Italia SpA, Ordinary Shares, ADR (b)	334,429
2,861	Telecom Italia SpA, Saving Shares, ADR (b)	26,035
151,201	UniCredit SpA	335,621

		2,384,390

Japan — 23.3%
8,300	Aeon Co Ltd	88,093
24,600	Arnest One Corp	249,705
9,525	Astellas Pharma Inc	318,540
28,775	Brother Industries Ltd	299,592

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Japan (Continued)
9,775	Canon Inc	$364,442
16,324	Canon Inc, ADR (b)	609,048
575	Daito Trust Construction Co Ltd	32,506
62,000	DIC Corp	95,081
29,300	EDION Corp	223,227
100	Fuji Heavy Industries Ltd †	534
108,225	Fujitsu Ltd	679,913
19,000	Fuyo General Lease Co Ltd	434,649
79,000	Hanwa Co Ltd	313,367
625	Hitachi Cable Ltd	1,654
100	Hitachi Kokusai Electric Inc	793
7,500	Hitachi Ltd, ADR †,(b)	272,250
50	Honda Motor Co Ltd	1,452
13,800	Honda Motor Co Ltd, ADR (b)	396,750
65,700	Isuzu Motors Ltd	196,179
168,200	ITOCHU Corp	1,311,438
171,000	Kawasaki Kisen Kaisha Ltd †	691,892
25	Kewpie Corp	287
550	Kyowa Hakko Kirin Co Ltd	5,224
243,450	Marubeni Corp	1,247,047
25	Mazda Motor Corp	58
1,000	MEIJI Holdings Co Ltd	40,860
1,100	Miraca Holdings Inc	32,954
141,175	Mitsubishi Chemical Holdings Corp	642,883
18,150	Mitsubishi Corp, ADR (b)	753,225
450	Mitsubishi Materials Corp †	1,201
900	Mitsubishi Tanabe Pharma Corp	13,706
12,000	Mitsubishi UFJ Financial Group Inc, ADR (b)	54,720
1,256,000	Mizuho Financial Group Inc	2,061,497
86,900	NEC Corp	224,320
75,075	Nichirei Corp	315,143
426,000	Nippon Light Metal Co Ltd †	547,690
10,975	Nippon Paper Group Inc	303,806
51,375	Nippon Telegraph & Telephone Corp, ADR (b)	1,044,967
104,700	Nissan Motor Co Ltd †	725,803
40,825	NTT DoCoMo Inc, ADR (b)	615,641
475	ORIX Corp	34,501
3,800	Ricoh Co Ltd, ADR (b)	245,670
2,175	Seven & I Holdings Co Ltd	49,904

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Japan (Continued)
8,100	Showa Shell Sekiyu KK	$55,924
1,575	Sumitomo Mitsui Financial Group Inc	44,463
8,075	Suzuken Co Ltd	270,415
700	Tokyo Tatemono Co Ltd	2,146
21,000	Tosoh Corp	54,211
25,000	Toyo Ink Manufacturing Co Ltd	95,865
20,000	Yokohama Rubber Co Ltd/The	89,787

		16,155,023

Luxembourg — 0.0%#
800	ArcelorMittal	21,277

Netherlands — 5.7%
103,900	Aegon NV †	556,597
77,750	ING Groep NV, ADR (b),†	576,127
16,900	Mediq NV	308,847
23,375	Royal Dutch Shell PLC, Class A, ADR (b)	1,173,892
15,235	Royal Dutch Shell PLC, Class B, ADR (b)	735,546
21,550	Unilever NV, NYR (b)	588,746

		3,939,755

New Zealand — 0.2%
19,675	Fletcher Building Ltd	105,349

Norway — 1.4%
22,925	Aker Solutions ASA	262,591
8,000	DnB NOR ASA	76,978
34,700	Leroy Seafood Group ASA	637,211

		976,780

Portugal — 0.5%
52,550	EDP — Energias de Portugal SA	155,165
24,500	Semapa-Sociedade de Investimento e Gestao	218,445

		373,610

Singapore — 0.9%
11,000	Jardine Cycle & Carriage Ltd	233,473
297,250	Neptune Orient Lines Ltd/Singapore †	419,370

		652,843

Spain — 3.6%
16,150	Almirall SA	125,047
36,107	Banco Bilbao Vizcaya Argentaria SA, ADR (b)	371,541

See Notes to Financial Statements.

5

Munder International Equity Fund
 Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Spain (Continued)
114,306	Banco Santander SA, ADR (b)	$1,200,213
6,625	Endesa SA	140,715
13,550	Gas Natural SDG SA	195,431
13,925	Repsol YPF SA	281,338
2,950	Telefonica SA, ADR (b)	163,814

		2,478,099

Sweden — 2.1%
16,000	Boliden AB	177,207
25,300	NCC AB SHS, A Shares	377,646
44,475	Svenska Cellulosa AB, B Shares	523,146
21,800	Swedbank AB, Class A †	200,717
15,025	Telefonaktiebolaget LM Ericsson, ADR (b)	165,575

		1,444,291

Switzerland — 6.8%
1,500	Credit Suisse Group AG	56,376
275	Galenica AG	106,164
275	Helvetia Holding AG	72,267
8,200	Holcim Ltd	548,884
9,375	Nestle SA, ADR (b)	452,250
3,811	Novartis AG	184,896
19,632	Novartis AG, ADR (b)	948,618
175	Roche Holding AG	24,032
1,100	Schmolz + Bickenbach AG †	29,245
23,500	Swatch Group AG/The	1,201,730
2,600	Swiss Life Holding AG †	248,851
38,375	Zurich Financial Services AG, ADR (b)	842,331

		4,715,644

United Kingdom — 17.0%
64,900	Arriva PLC	741,111
34,200	AstraZeneca PLC, ADR (b)	1,611,846
35,132	Aviva PLC	163,289
66,200	Barclays PLC, ADR (b)	1,051,918
55,551	BP PLC	266,796
25,200	BP PLC, ADR (b)	727,776
10,900	British American Tobacco PLC	345,146
12,925	British American Tobacco PLC, ADR (b)	818,153
1,435	Diageo PLC, ADR (b)	90,032

See Notes to Financial Statements.

6

Shares		Value(a),(c)

United Kingdom (Continued)
18,618	GlaxoSmithKline PLC	$315,523
14,986	GlaxoSmithKline PLC, ADR (b)	509,674
23,100	Home Retail Group PLC	73,056
2,297	HSBC Holdings PLC, ADR (b)	104,720
3,600	Imperial Tobacco Group PLC, ADR (b)	200,556
31,565	Inchcape PLC †	115,305
5,175	Johnson Matthey PLC	114,581
498,595	Lloyds Banking Group PLC, ADR (b)	1,575,560
61,900	Mondi PLC	350,793
210,600	Old Mutual PLC	322,145
5,250	Rexam PLC, ADR (b)	118,545
107,700	Royal Bank of Scotland Group PLC, ADR †,(b)	1,303,170
40,144	Vodafone Group PLC, ADR (b)	829,776

		11,749,471

TOTAL COMMON STOCKS
(Cost $71,079,428)		65,993,510

PREFERRED STOCK — 1.5%
(Cost $731,319)
Germany — 1.5%
11,650	Volkswagen AG	1,019,937

INVESTMENT COMPANY SECURITIES — 3.2%
Multi-Country — 2.4%
29,744	iShares MSCI EAFE Index Fund (b)	1,383,393
9,000	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (b)	283,230

		1,666,623

United States — 0.8%
561,844	State Street Institutional Liquid Reserves Fund (b)	561,844

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $2,316,173)		2,228,467

TOTAL INVESTMENTS
(Cost $74,126,920)	100.0%	69,241,914
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	18,592

NET ASSETS	100.0%	$69,260,506

See Notes to Financial Statements.

7

Munder International Equity Fund
 Portfolio of Investments, June 30, 2010 (continued)

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	As of June 30, 2010, value for common and preferred stocks that are not designated as ADR, GRS or NYR represents fair value as determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010, fair valued securities represent $42,733,901, 61.7% of net assets.

ABBREVIATIONS:
ADR	— American Depositary Receipt
GRS	— Global Registered Shares
NYR	— New York Registered Shares

See Notes to Financial Statements.

8

At June 30, 2010, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	14.2%	$9,834,507
Insurance	7.5	5,166,779
Oil, Gas & Consumable Fuels	7.4	5,140,002
Pharmaceuticals	6.6	4,593,667
Trading Companies & Distributors	5.2	3,625,989
Electric Utilities	4.9	3,356,175
Food & Staples Retailing	3.6	2,500,932
Diversified Telecommunication Services	3.5	2,425,250
Food Products	2.9	2,034,497
Paper & Forest Products	2.9	2,000,058
Automobiles	2.5	1,727,291
Industrial Conglomerates	2.4	1,654,506
Office Electronics	2.2	1,518,752
Construction & Engineering	2.2	1,497,153
Wireless Telecommunication Services	2.1	1,445,417
Tobacco	2.0	1,363,855
Metals & Mining	1.9	1,309,338
Textiles, Apparel & Luxury Goods	1.7	1,201,730
Chemicals	1.7	1,164,926
Marine	1.6	1,111,262
Construction Materials	1.6	1,072,173
Diversified Financial Services	1.5	1,010,776
Computers & Peripherals	1.4	972,195
Health Care Providers & Services	1.1	746,823
Road & Rail	1.1	741,111
Containers & Packaging	0.9	651,906
Multi-Utilities	0.9	627,717
Electronic Equipment & Instruments	0.8	576,704
Capital Markets	0.8	562,383
Multiline Retail	0.7	512,126
Distributors	0.7	501,020
Information Technology Services	0.7	469,531
Beverages	0.6	435,050
Media	0.4	286,772
Airlines	0.4	282,333
Energy Equipment & Services	0.4	262,591
Household Durables	0.4	249,705
Specialty Retail	0.3	223,227
Gas Utilities	0.3	195,431

See Notes to Financial Statements.

9

Munder International Equity Fund

Portfolio of Investments, June 30, 2010 (continued)

	% of
	Net Assets		Value

COMMON STOCKS (Continued)
Hotels, Restaurants & Leisure	0.3%		$190,692
Communications Equipment	0.2		166,369
Auto Components	0.2		164,225
Health Care Equipment & Supplies	0.2		149,920
Real Estate Investment Trusts (REITs)	0.1		98,539
Internet & Catalog Retail	0.1		73,056
Real Estate Management & Development	0.1		62,894
Consumer Finance	0.1		34,501
Electrical Equipment	0.0	#	1,654

TOTAL COMMON STOCKS	95.3		65,993,510
PREFERRED STOCK	1.5		1,019,937
INVESTMENT COMPANY SECURITIES	3.2		2,228,467

TOTAL INVESTMENTS	100.0		69,241,914
OTHER ASSETS AND LIABILITIES (NET)	0.0	#	18,592

NET ASSETS	100.0%		$69,260,506

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Equity Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$69,241,914
Foreign currency, at value	39,577
Dividends receivable	194,340
Receivable for investment securities sold	82,477
Receivable for Fund shares sold	23,194
Prepaid expenses and other assets	58,834

Total Assets	69,640,336

LIABILITIES:
Due to custodian	72,834
Payable for Fund shares redeemed	54,091
Trustees’ fees and expenses payable	151,749
Custody fees payable	21,442
Transfer agency/record keeping fees payable	19,452
Administration fees payable	9,683
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,489
Shareholder servicing fees payable — Class K Shares	3,551
Investment advisory fees payable	1,433
Accrued expenses and other payables	41,106

Total Liabilities	379,830

NET ASSETS	$69,260,506

Investments, at cost	$74,126,920

Foreign currency, at cost	$39,594

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$1,720,372
Accumulated net realized loss on investments sold	(42,854,704)
Net unrealized depreciation of investments	(4,888,255)
Paid-in capital	115,283,093

$69,260,506

NET ASSETS:
Class Y Shares	$41,828,394

Class A Shares	$9,606,655

Class B Shares	$924,123

Class C Shares	$1,988,585

Class K Shares	$14,912,749

SHARES OUTSTANDING:
Class Y Shares	3,613,612

Class A Shares	841,770

Class B Shares	85,241

Class C Shares	181,132

Class K Shares	1,307,258

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.58

CLASS A SHARES:
Net asset value and redemption price per share	$11.41

Maximum sales charge	5.50%
Maximum offering price per share	$12.07

CLASS B SHARES:
Net asset value and offering price per share*	$10.84

CLASS C SHARES:
Net asset value and offering price per share*	$10.98

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.41

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Equity Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends(a)	$2,667,733
Other income	66,075

Total Investment Income	2,733,808

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	28,831
Class B Shares	14,081
Class C Shares	26,513
Shareholder servicing fees:
Class K Shares	48,620
Investment advisory fees	672,097
Custody fees	164,105
Administration fees	145,108
Transfer agency/record keeping fees	101,613
Trustees’ fees and expenses	70,224
Registration and filing fees	45,431
Legal and audit fees	37,334
Other	68,578

Total Expenses	1,422,535

NET INVESTMENT INCOME	1,311,273

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(11,168,048)
Foreign currency-related transactions	79,503
Net change in unrealized appreciation/(depreciation) of:
Securities	17,371,903
Foreign currency-related transactions	(18,513)

Net realized and unrealized gain on investments	6,264,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,576,118

(a)	Net of foreign withholding taxes of $210,574.

See Notes to Financial Statements.

14

Munder International Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$1,311,273	$3,997,458
Net realized loss from security transactions and foreign currency-related transactions	(11,088,545)	(25,935,860)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	17,353,390	(40,049,574)

Net increase/(decrease) in net assets resulting from operations	7,576,118	(61,987,976)
Dividends to shareholders from net investment income:
Class Y Shares	(2,476,625)	(3,681,638)
Class A Shares	(466,199)	(618,629)
Class B Shares	(56,030)	(86,548)
Class C Shares	(105,630)	(123,622)
Class K Shares	(897,593)	(1,525,431)
Distributions to shareholders from net realized gains:
Class Y Shares	—	(4,529,557)
Class A Shares	—	(790,639)
Class B Shares	—	(125,188)
Class C Shares	—	(178,814)
Class K Shares	—	(1,949,585)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(57,661,657)	9,344,323
Class A Shares	(3,162,626)	(2,058,533)
Class B Shares	(633,583)	(1,034,414)
Class C Shares	(401,556)	(1,007,825)
Class K Shares	(6,062,202)	(15,098,543)
Short-term trading fees	982	169

Net decrease in net assets	(64,346,601)	(85,452,450)
NET ASSETS:
Beginning of year	133,607,107	219,059,557

End of year	$69,260,506	$133,607,107

Undistributed net investment income	$1,720,372	$3,734,941

See Notes to Financial Statements.

15

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$6,029,898	$15,349,275
Issued as reinvestment of dividends and distributions	2,231,536	7,818,099
Redeemed	(65,923,091)	(13,823,051)

Net increase/(decrease)	$(57,661,657)	$9,344,323

Class A Shares:
Sold*	$3,503,544	$3,338,679
Issued as reinvestment of dividends and distributions	381,155	716,118
Redeemed	(7,047,325)	(6,113,330)

Net decrease	$(3,162,626)	$(2,058,533)

Class B Shares:
Sold	$106,529	$154,189
Issued as reinvestment of dividends and distributions	43,174	150,788
Redeemed*	(783,286)	(1,339,391)

Net decrease	$(633,583)	$(1,034,414)

Class C Shares:
Sold	$275,456	$408,418
Issued as reinvestment of dividends and distributions	67,779	166,106
Redeemed	(744,791)	(1,582,349)

Net decrease	$(401,556)	$(1,007,825)

Class K Shares:
Sold	$700,304	$2,284,173
Issued as reinvestment of dividends and distributions	71,675	167,280
Redeemed	(6,834,181)	(17,549,996)

Net decrease	$(6,062,202)	$(15,098,543)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	437,685	1,371,924
Issued as reinvestment of dividends and distributions	161,238	544,436
Redeemed	(5,110,790)	(1,096,715)

Net increase/(decrease)	(4,511,867)	819,645

Class A Shares:
Sold*	260,920	288,074
Issued as reinvestment of dividends and distributions	27,903	50,466
Redeemed	(516,903)	(543,640)

Net decrease	(228,080)	(205,100)

Class B Shares:
Sold	8,362	12,328
Issued as reinvestment of dividends and distributions	3,313	11,104
Redeemed*	(61,155)	(117,212)

Net decrease	(49,480)	(93,780)

Class C Shares:
Sold	20,012	35,675
Issued as reinvestment of dividends and distributions	5,139	12,089
Redeemed	(58,355)	(146,171)

Net decrease	(33,204)	(98,407)

Class K Shares:
Sold	55,687	151,699
Issued as reinvestment of dividends and distributions	5,251	11,797
Redeemed	(497,817)	(1,607,250)

Net decrease	(436,879)	(1,443,754)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.90	$17.91	$22.28	$18.14	$14.22

Income/(loss) from investment operations:
Net investment income	0.21	0.35	0.53	0.48	0.30
Net realized and unrealized gain/(loss) on investments	0.12	(5.20)	(3.24)	4.61	3.76

Total from investment operations	0.33	(4.85)	(2.71)	5.09	4.06

Less distributions:
Dividends from net investment income	(0.65)	(0.52)	(0.38)	(0.31)	(0.19)
Distributions from net realized gains	—	(0.64)	(1.28)	(0.64)	—

Total distributions	(0.65)	(1.16)	(1.66)	(0.95)	(0.19)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.05

Net asset value, end of period	$11.58	$11.90	$17.91	$22.28	$18.14

Total return(d)	1.90%	(28.20)%	(13.09)%	28.81%	29.11	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,828	$96,669	$130,837	$146,336	$101,748
Ratio of operating expenses to average net assets	1.45%	1.22%	1.14%	1.19%	1.28%
Ratio of net investment income to average net assets	1.58%	2.96%	2.70%	2.39%	1.81%
Portfolio turnover rate	48%	45%	31%	51%	43%
Ratio of operating expenses to average net assets without expense waivers	1.45%	1.22%	1.14%	1.19%	1.28%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and November 30, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.75% for Class Y Shares and 28.41% for Class A Shares.

See Notes to Financial Statements.

18

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$11.73	$17.70	$22.05	$17.97	$14.09

0.18	0.31	0.48	0.43	0.28

0.12	(5.14)	(3.21)	4.55	3.70

0.30	(4.83)	(2.73)	4.98	3.98

(0.62)	(0.50)	(0.34)	(0.26)	(0.15)
—	(0.64)	(1.28)	(0.64)	—

(0.62)	(1.14)	(1.62)	(0.90)	(0.15)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.05

$11.41	$11.73	$17.70	$22.05	$17.97

1.66%	(28.45)%	(13.30)%	28.48%	28.77	%(e)

$9,607	$12,554	$22,568	$23,553	$15,034

1.71%	1.46%	1.39%	1.44%	1.53%

1.36%	2.65%	2.46%	2.14%	1.70%
48%	45%	31%	51%	43%

1.71%	1.46%	1.39%	1.44%	1.53%

See Notes to Financial Statements.

19

Munder International Equity Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.17	$16.96	$21.23	$17.32	$13.59

Income/(loss) from investment operations:
Net investment income	0.07	0.20	0.29	0.30	0.07
Net realized and unrealized gain/(loss) on investments	0.11	(4.91)	(3.06)	4.37	3.66

Total from investment operations	0.18	(4.71)	(2.77)	4.67	3.73

Less distributions:
Dividends from net investment income	(0.51)	(0.44)	(0.22)	(0.12)	(0.05)
Distributions from net realized gains	—	(0.64)	(1.28)	(0.64)	—

Total distributions	(0.51)	(1.08)	(1.50)	(0.76)	(0.05)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.05

Net asset value, end of period	$10.84	$11.17	$16.96	$21.23	$17.32

Total return(d)	0.83%	(28.90)%	(13.98)%	27.50%	27.87	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$924	$1,504	$3,875	$5,468	$3,328
Ratio of operating expenses to average net assets	2.47%	2.20%	2.14%	2.19%	2.29%
Ratio of net investment income to average net assets	0.55%	1.74%	1.53%	1.53%	0.46%
Portfolio turnover rate	48%	45%	31%	51%	43%
Ratio of operating expenses to average net assets without expense waivers	2.47%	2.20%	2.14%	2.19%	2.29%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 9, 1994 and September 29, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 27.50% for Class B Shares and 27.44% for Class C Shares.

See Notes to Financial Statements.

20

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$11.30	$17.15	$21.45	$17.49	$13.73

0.09	0.21	0.30	0.30	0.14

0.10	(4.98)	(3.10)	4.42	3.62

0.19	(4.77)	(2.80)	4.72	3.76

(0.51)	(0.44)	(0.22)	(0.12)	(0.05)
—	(0.64)	(1.28)	(0.64)	—

(0.51)	(1.08)	(1.50)	(0.76)	(0.05)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.05

$10.98	$11.30	$17.15	$21.45	$17.49

0.92%	(28.97)%	(13.92)%	27.52%	27.80	%(e)

$1,989	$2,422	$5,364	$7,093	$3,746
2.47%	2.21%	2.14%	2.19%	2.28%

0.66%	1.79%	1.57%	1.55%	0.84%
48%	45%	31%	51%	43%

2.47%	2.21%	2.14%	2.19%	2.28%

See Notes to Financial Statements.

21

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.73	$17.70	$22.05	$17.96	$14.08

Income/(loss) from investment operations:
Net investment income	0.18	0.29	0.47	0.42	0.25
Net realized and unrealized gain/(loss) on investments	0.12	(5.12)	(3.20)	4.57	3.73

Total from investment operations	0.30	(4.83)	(2.73)	4.99	3.98

Less distributions:
Dividends from net investment income	(0.62)	(0.50)	(0.34)	(0.26)	(0.15)
Distributions from net realized gains	—	(0.64)	(1.28)	(0.64)	—

Total distributions	(0.62)	(1.14)	(1.62)	(0.90)	(0.15)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.05

Net asset value, end of period	$11.41	$11.73	$17.70	$22.05	$17.96

Total return(d)	1.66%	(28.41)%	(13.31)%	28.50%	28.79	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,913	$20,457	$56,416	$65,175	$50,324
Ratio of operating expenses to average net assets	1.71%	1.45%	1.39%	1.44%	1.53%
Ratio of net investment income to average net assets	1.36%	2.44%	2.38%	2.11%	1.54%
Portfolio turnover rate	48%	45%	31%	51%	43%
Ratio of operating expenses to average net assets without expense waivers	1.71%	1.45%	1.39%	1.44%	1.53%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.43% for Class K Shares.

See Notes to Financial Statements.

22

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

23

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$26,508,013
Level 2 — Other Significant Observable Inputs	42,733,901
Level 3 — Significant Unobservable Inputs	—

Total	$69,241,914

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency exchange spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency exchange spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund

25

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the

26

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $145,108 before payment of sub-administration fees and $95,148 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1619% for administrative services.

As of June 30, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $7,921 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2010.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to

27

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor, Comerica or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2010, the Fund paid $337 to Comerica Securities and $45,619 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

28

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $41,666,424 and $112,277,894, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $6,706,475, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $11,998,466 and net depreciation for Federal income tax purposes was $5,291,991. At June 30, 2010, aggregate cost for Federal income tax purposes was $74,533,905.

6.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

7.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010,

29

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $1,540.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, Fair fund distribution payments and prior year merger capital loss carryover adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$676,235	$2,351,970	$(3,028,205)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

		Long-term
	Ordinary	Capital
	Income	Gains	Total

June 30, 2010	$4,002,077	$—	$4,002,077
June 30, 2009	6,036,815	7,572,836	13,609,651

30

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October	Capital Loss	Unrealized
Income	Loss	Carryover	Depreciation	Total

$1,795,314	$(1,465,998)	$(40,984,443)	$(5,295,240)	$(45,950,367)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions, Lehman Buy-in adjustments and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $40,984,443 of unused capital losses of which $5,252,185, $153,688 and $35,578,570 expire in 2011, 2017 and 2018, respectively. Some of the losses were inherited in the February 4, 2005 merger with the Munder International Growth and the Munder Emerging Markets Funds. The losses obtained in these mergers may be subject to limitations. In addition, the fund obtained unrealized built in gains of $3,016,373 in the merger with the Munder International Growth Fund.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2009 and June 30, 2010 of $1,465,998.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 8.07% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designated approximately $2,878,156 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $194,247 as foreign taxes paid and $2,772,160 as foreign source income for regular Federal income tax purposes.

11.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

31

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board

32

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

33

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile

34

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the ten-year period and exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds

35

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute.

36

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Term of
	Position(s) with	Office(1) and	Principal Occupation(s)	Number of	Other
	the Munder	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

37

Munder International Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

		Term of
	Position(s) with	Office(1) and	Principal Occupation(s)	Number of	Other
	the Munder	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

38

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of
	Position(s) with	Office(1) and	Principal Occupation(s)	Number of	Other
	the Munder	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

39

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc, the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

40

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Equity Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Equity Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINTLEQ610

ANNUAL REPORT
June 30, 2010

Munder International
Fund — Core Equity
Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
17	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter, Robert Cerow, Peter Collins, John Evers, Daniel LeVan and Jeffrey Sullivan

While most U.S. stock market indices posted a positive double-digit return for the one-year ended June 30, 2010, the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends) did not fare quite as well. The Index posted a 5.92% return for the year ended June 30, 2010, as it was impacted by the negative performance of several European countries, most notably Greece, Spain, Italy and Portugal. The Fund posted a 4.14% return, lagging its MSCI benchmark, as well as the 5.19% median return for the Lipper universe of international large-cap core mutual funds. The most positive impact on the Fund’s relative performance came from its financials holdings, which added over 1.8% to the Fund’s relative returns. Holdings in the consumer discretionary and materials sectors also had a positive impact on the Fund’s relative strength, as did its German, French, Norwegian and Swiss holdings. These positive factors were offset, however, by weakness in other segments of the Fund. While there was no one sector or country that stood out in terms of relative weakness, the Fund’s information technology, and industrials sectors, as well as its U.K. and Australian holdings, were among the detractors from the Fund’s relative performance.

The strength in the financials sector came from a number of strong performing banks, including DnB NOR ASA (1.2% of the Fund), a Norwegian bank; Svenska Handelsbanken AB (1.2%), headquartered in Sweden; Industrial & Commercial Bank of China Asia Ltd (0.8%), headquartered in Hong Kong; Standard Chartered PLC (1.3%) headquartered in the U.K.; and United Overseas Bank, Ltd. (0.9%), headquartered in Singapore. Zurich Financial Services AG (1.8%), a Swiss insurance company, and IG Group Holdings PLC (0.9%), a U.K. firm focused on financial derivatives trading were also among the stocks that contributed to the positive relative performance.

The relative performance of the Fund’s consumer discretionary sector was boosted by the lack of a position in Toyota Motor Corp., as well as its ownership of Compass Group PLC (1.1%), a U.K.-based global caterer which serves diverse end markets including industrial, health care and education. The Fund’s materials sector benefited from positions in two German chemical companies: BASF SE (1.4%) and Lanxess AG (0.9%). In addition to these two companies, the relative performance of the Fund’s German holdings was boosted by the strong performance of MTU Aero Engines Holding AG (1.0%), a manufacturer of aircraft engines for both commercial and military use.

Weakness in the Fund’s information technology sector was due to positions in NTT Data Corporation, Konami Corp. and LM Ericsson Telephone Company during the time the stocks were held in the Fund. NTT and Konami were sold in November, while LM Ericsson was sold in February. BAE Systems PLC (1.0%), a U.K. aerospace and defense company, held back returns in the Fund’s industrials sector. In addition to BAE Systems, the lack of a position in HSBC Holdings PLC, a U.K. banking firm, also held back the relative performance of the Fund’s U.K. holdings. Caltex Australia Ltd., a company that refines, distributes and markets fuels and lubricants, contributed to the lagging performance of Australian holdings. The stock was eliminated from the Fund in November.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international large-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of Class Y Shares of the Fund since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Fund — Core Equity

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/10
					Lipper
					International
				MSCI	Large-Cap
Class and	With		Without	EAFE	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/16/07	N/A		$5,861	$7,127	$6,474

CLASS A 8/16/07	$5,507	#	$5,826	$7,127	$6,474

CLASS C 8/16/07	N/A		$5,692	$7,127	$6,474

CLASS I 8/16/07	N/A		$5,898	$7,127	$6,474

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors).

**	The Lipper International Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 9/1/07. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Since
	One		Year	Since		Inception
Class and	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load

CLASS Y 8/16/07	N/A		4.14%	N/A		(16.96)%

CLASS A 8/16/07	(1.89)%	#	3.87%	(18.75)%	#	(17.14)%

CLASS C 8/16/07	1.92%	†	2.92%	N/A		(17.81)%

CLASS I 8/16/07	N/A		4.22%	N/A		(16.78)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, C and I Shares for the fiscal year ended 6/30/09 were 2.39%, 2.41%, 3.36% and 1.54%, respectively, and net expense ratios for Class Y, A, C and I Shares were 1.36%, 1.61%, 2.36% and 1.10%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2010 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$866.56	$6.29	1.36%
Class A	$1,000.00	$865.20	$7.45	1.61%
Class C	$1,000.00	$861.85	$10.89	2.36%
Class I	$1,000.00	$866.56	$5.09	1.10%

Hypothetical
Class Y	$1,000.00	$1,018.05	$6.80	1.36%
Class A	$1,000.00	$1,016.81	$8.05	1.61%
Class C	$1,000.00	$1,013.09	$11.78	2.36%
Class I	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2010

Shares		Value(a),(c)

COMMON STOCKS — 94.9%
Australia — 6.2%
18,724	Australia & New Zealand Banking Group Ltd	$336,136
27,424	BHP Billiton Ltd	852,882
6,700	Commonwealth Bank of Australia	271,555
12,432	Ramsay Health Care Ltd	146,169
9,972	Rio Tinto Ltd	552,288
70,884	Stockland	220,240
9,809	Wesfarmers Ltd	234,848

		2,614,118

Austria — 0.3%
3,496	Erste Group Bank AG	111,219

Belgium — 1.4%
849	Bekaert SA	141,578
6,039	Delhaize Group SA	437,270

		578,848

Denmark — 1.7%
4,100	Carlsberg A/S, Series B	311,712
10,200	Danske Bank A/S †	195,892
2,352	Novo Nordisk A/S, Class B	189,726

		697,330

Finland — 1.0%
14,090	Fortum OYJ	310,180
37,003	M-real OYJ, B Shares †,(b)	131,648

		441,828

France — 8.4%
11,602	BNP Paribas	619,482
6,599	Bouygues SA	252,762
4,033	Cie Generale des Etablissements Michelin, Class B	281,129
3,024	Fonciere Des Regions	250,042
1,382	Gecina SA	123,459
5,964	Legrand SA	175,705
1,252	LVMH Moet Hennessy Louis Vuitton SA	136,377
4,705	Renault SA †	173,156
8,589	Sanofi-Aventis SA	517,941
17,799	STMicroelectronics NV	141,002
5,600	Technip SA	318,853

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
France (Continued)
8,265	Total SA	$367,829
9,714	Vivendi SA	196,522

		3,554,259

Germany — 6.6%
10,509	BASF SE	573,335
4,595	Bayer AG	256,378
2,450	Daimler AG †	124,061
13,099	Deutsche Telekom AG	154,414
6,520	E.ON AG	175,517
5,491	Hannover Rueckversicherung AG	236,538
9,140	Lanxess AG	385,203
7,742	MTU Aero Engines Holding AG	430,807
5,091	SAP AG	226,131
2,566	Siemens AG	229,623

		2,792,007

Hong Kong — 1.8%
28,000	Cheung Kong Holdings Ltd	323,178
122,000	Industrial & Commercial Bank of China Asia Ltd	322,314
25,000	Wharf Holdings Ltd (b)	123,270

		768,762

Italy — 3.2%
16,402	Atlantia SpA	290,784
12,684	Beni Stabili SpA †,(b)	9,617
88,302	Enel SpA	373,562
15,038	ENI SpA	276,054
5,542	Saipem SpA	168,426
57,450	Snam Rete Gas SpA	228,391

		1,346,834

Japan — 21.4%
6,400	Aisin Seiki Co Ltd	172,909
4,000	Alfresa Holdings Corp	192,955
43,000	Asahi Glass Co Ltd	401,207
3,000	Canon Inc	111,849
55,000	Chiba Bank Ltd/The	331,350
4,800	Daito Trust Construction Co Ltd	271,351
6,000	Dena Co Ltd	158,232

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Japan (Continued)
2,300	Fanuc Ltd	$258,037
9,000	Fuji Oil Co Ltd	132,005
37,000	Fujitsu Ltd	232,449
16,200	Hitachi Chemical Co Ltd	300,754
14,700	Honda Motor Co Ltd	426,910
4,000	JFE Holdings Inc	123,487
2,900	Kyocera Corp	234,186
24,400	Mitsubishi Corp	508,443
22,600	Mitsui & Co Ltd	265,696
19,000	Mitsui OSK Lines Ltd	125,389
115,000	Mizuho Financial Group Inc	188,752
3,100	Nidec Corp	259,637
6,300	Nihon Kohden Corp	116,578
26,000	Nippon Electric Glass Co Ltd	295,885
22,927	Nippon Meat Packers Inc	283,478
9,282	Nippon Telegraph & Telephone Corp	378,975
2,540	Nippon Television Network Corp	348,189
34,000	Nissan Motor Co Ltd †	235,695
6,600	Nitto Denko Corp	215,336
680	Obic Co Ltd	130,551
3,410	ORIX Corp	247,678
8,800	Sega Sammy Holdings Inc	125,975
33,400	Showa Shell Sekiyu KK	230,600
25,600	Sumitomo Electric Industries Ltd	299,648
15,000	Sumitomo Metal Mining Co Ltd	188,208
65,793	Sumitomo Trust & Banking Co Ltd/The	334,691
3,200	Takeda Pharmaceutical Co Ltd	136,951
4,200	Tokyo Electron Ltd	226,815
42,000	Tokyo Gas Co Ltd	192,019
14,000	Toyo Suisan Kaisha Ltd	333,175

		9,016,045

Netherlands — 5.3%
6,504	ASML Holding NV	178,609
37,554	Koninklijke Ahold NV	465,079
22,807	Koninklijke KPN NV	291,219
12,618	Koninklijke Philips Electronics NV	376,109
33,061	Royal Dutch Shell PLC, B Shares (d)	800,451
4,749	Unilever NV	129,483

		2,240,950

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Norway — 1.8%
52,200	DnB NOR ASA	$502,286
14,100	Statoil ASA	271,946

		774,232

Portugal — 0.4%
61,690	EDP – Energias de Portugal SA	182,153

Singapore — 0.9%
27,630	United Overseas Bank Ltd	383,838

Spain — 3.8%
58,303	Banco Santander SA (d)	612,647
7,110	Ebro Puleva SA	119,899
125,725	Mapfre SA	341,227
6,965	Repsol YPF SA	140,720
20,559	Telefonica SA	379,653

		1,594,146

Sweden — 2.9%
12,828	Electrolux AB, Series B	292,825
20,064	Svenska Handelsbanken AB, A Shares	491,417
16,476	Tele2 AB, B Shares	246,330
30,335	TeliaSonera AB	195,003

		1,225,575

Switzerland — 8.2%
8,035	Credit Suisse Group AG	301,986
2,079	Holcim Ltd	139,162
9,103	Nestle SA	439,220
11,605	Novartis AG	563,033
3,556	Roche Holding AG	488,323
2,594	Schindler Holding AG	218,115
1,016	Swatch Group AG/The	284,340
6,431	Swiss Reinsurance Co Ltd	264,547
3,410	Zurich Financial Services AG	748,532

		3,447,258

United Kingdom — 19.6%
56,928	Amlin PLC	327,346
23,389	Antofagasta PLC	271,491
16,335	Associated British Foods PLC	234,788
7,899	AstraZeneca PLC	371,152

See Notes to Financial Statements.

4

Shares		Value(a),(c)

United Kingdom (Continued)
76,984	Aviva PLC	$357,812
91,067	BAE Systems PLC	423,069
33,455	Balfour Beatty PLC	118,877
62,517	Beazley PLC	104,883
83,229	BP PLC	399,726
21,523	British American Tobacco PLC	681,522
23,632	Britvic PLC	167,032
71,048	BT Group PLC	135,676
59,671	Compass Group PLC	452,724
23,459	Cookson Group PLC †	134,413
16,526	GlaxoSmithKline PLC	280,069
21,068	ICAP PLC	126,286
62,992	IG Group Holdings PLC	393,061
42,647	Informa PLC	224,444
87,420	International Power PLC	387,307
80,531	Kingfisher PLC	249,917
88,500	Logica PLC	141,968
20,529	National Grid PLC	151,226
2,790	Reckitt Benckiser Group PLC	129,056
7,739	Schroders PLC	139,277
47,972	Stagecoach Group PLC	126,333
22,616	Standard Chartered PLC	549,024
11,142	Travis Perkins PLC †	121,216
280,658	Vodafone Group PLC (d)	581,585
29,445	WM Morrison Supermarkets PLC	116,083
29,610	Xstrata PLC	387,931

		8,285,294

TOTAL COMMON STOCKS
(Cost $45,823,282)		40,054,696

PREFERRED STOCKS — 1.9%
Germany — 1.9%
5,686	Fresenius SE	375,977
9,119	Henkel AG & Co KGaA	443,620

TOTAL PREFERRED STOCKS
(Cost $876,267)		819,597

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(c)

INVESTMENT COMPANY SECURITY — 1.9%
(Cost $812,883)
812,883	State Street Institutional Liquid Reserves Fund (b)	$812,883

TOTAL INVESTMENTS
(Cost $47,512,432)	98.7%	41,687,176
OTHER ASSETS AND LIABILITIES (Net)	1.3	545,832

NET ASSETS	100.0%	$42,233,008

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Value for common stocks and preferred stocks that were valued based on Level 2 inputs established by ASC Topic 820 represents fair value as of June 30, 2010 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010 fair valued securities represent $40,609,758, 96.2% of net assets.

(d)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

At June 30, 2010 industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	12.4%	$5,250,602
Pharmaceuticals	6.6	2,803,573
Oil, Gas & Consumable Fuels	5.9	2,487,326
Insurance	5.6	2,380,886
Metals & Mining	5.6	2,376,288
Diversified Telecommunication Services	4.2	1,781,270
Food Products	4.0	1,672,048
Chemicals	3.5	1,474,628
Food & Staples Retailing	3.0	1,253,279
Electric Utilities	2.5	1,041,411
Automobiles	2.3	959,823
Trading Companies & Distributors	2.1	895,355
Electrical Equipment	2.1	876,569
Aerospace & Defense	2.0	853,876
Media	1.8	769,156
Industrial Conglomerates	1.8	740,145
Real Estate Management & Development	1.7	727,416
Tobacco	1.6	681,522

See Notes to Financial Statements.

6

	% of
	Net Assets	Value

Real Estate Investment Trusts (REITs)	1.4%	$593,741
Wireless Telecommunication Services	1.4	581,585
Capital Markets	1.3	567,548
Semiconductors & Semiconductor Equipment	1.3	546,426
Electronic Equipment & Instruments	1.3	530,071
Energy Equipment & Services	1.2	487,278
Beverages	1.1	478,744
Machinery	1.1	476,152
Auto Components	1.1	454,038
Hotels, Restaurants & Leisure	1.1	452,724
Textiles, Apparel & Luxury Goods	1.0	420,718
Gas Utilities	1.0	420,409
Building Products	0.9	401,208
Diversified Financial Services	0.9	393,061
Independent Power Producers & Energy Traders	0.9	387,307
Construction & Engineering	0.9	371,639
Health Care Providers & Services	0.8	339,124
Household Durables	0.7	292,825
Transportation Infrastructure	0.7	290,784
Information Technology Services	0.6	272,518
Specialty Retail	0.6	249,917
Consumer Finance	0.6	247,678
Computers & Peripherals	0.6	232,449
Software	0.5	226,131
Internet & Catalog Retail	0.4	158,232
Multi-Utilities	0.4	151,226
Construction Materials	0.3	139,162
Paper & Forest Products	0.3	131,648
Household Products	0.3	129,056
Road & Rail	0.3	126,333
Leisure Equipment & Products	0.3	125,975
Marine	0.3	125,389
Health Care Equipment & Supplies	0.3	116,578
Office Electronics	0.3	111,849

TOTAL COMMON STOCKS	94.9	40,054,696
PREFERRED STOCKS:
Household Products	1.0	443,620
Health Care Equipment & Supplies	0.9	375,977

TOTAL PREFERRED STOCKS	1.9	819,597
INVESTMENT COMPANY SECURITY	1.9	812,883

TOTAL INVESTMENTS	98.7	41,687,176
OTHER ASSETS AND LIABILITIES (Net)	1.3	545,832

NET ASSETS	100.0%	$42,233,008

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$41,687,176
Foreign currency, at value	388,666
Dividends receivable	188,431
Receivable from Advisor	4,812
Receivable for investment securities sold	684,611
Receivable for Fund shares sold	565
Deposits with brokers for futures contracts	45,941
Prepaid expenses and other assets	53,525

Total Assets	43,053,727

LIABILITIES:
Payable for investment securities purchased	681,450
Trustees’ fees and expenses payable	45,237
Investment advisory fees payable	28,512
Custody fees payable	11,903
Transfer agency/record keeping fees payable	7,036
Variation margin payable on open futures contracts	6,226
Administration fees payable	6,111
Distribution and shareholder servicing fees payable — Class A and C Shares	117
Accrued expenses and other payables	34,127

Total Liabilities	820,719

NET ASSETS	$42,233,008

Investments, at cost	$47,512,432

Foreign currency, at cost	$389,847

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$578,973
Accumulated net realized loss on investments sold	(72,103,815)
Net unrealized depreciation of investments and futures contracts	(5,848,276)
Paid-in capital	119,606,126

$42,233,008

NET ASSETS:
Class Y Shares	$2,317,009

Class A Shares	$232,716

Class C Shares	$73,007

Class I Shares	$39,610,276

SHARES OUTSTANDING:
Class Y Shares	419,850

Class A Shares	42,138

Class C Shares	13,303

Class I Shares	7,170,192

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$5.52

CLASS A SHARES:
Net asset value and redemption price per share	$5.52

Maximum sales charge	5.50%
Maximum offering price per share	$5.84

CLASS C SHARES:
Net asset value and offering price per share*	$5.49

CLASS I SHARES:
Net asset value and offering price per share	$5.52

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Interest	$204
Dividends(a)	1,508,981

Total Investment Income	1,509,185

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	937
Class C Shares	972
Investment advisory fees	402,581
Administration fees	84,994
Custody fees	80,122
Trustees’ fees and expenses	50,138
Registration and filing fees(b)	47,999
Transfer agency/record keeping fees(c)	40,005
Legal and audit fees	34,877
Printing and mailing fees(d)	32,044
Interest expense	582
Other	20,332

Total Expenses	795,583
Expenses reimbursed by Advisor	(226,668)

Net Expenses	568,915

NET INVESTMENT INCOME	940,270

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(4,603,432)
Futures contracts	160,950
Foreign currency-related transactions	(68,944)
Net change in unrealized appreciation/(depreciation) of:
Securities	7,411,303
Futures contracts	(14,446)
Foreign currency-related transactions	5,287

Net realized and unrealized gain on investments	2,890,718

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,830,988

(a)	Net of foreign withholding taxes of $138,560.

(b)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $32,890, $2,462, $647 and $12,000 respectively.

(c)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $3,387, $253, $67 and $36,298 respectively.

(d)	Printing and mailing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $3,270, $180, $63 and $28,531, respectively.

See Notes to Financial Statements.

10

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$940,270	$1,676,152
Net realized loss from security transactions, futures contracts and foreign currency-related transactions	(4,511,426)	(54,304,172)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	7,402,144	74,328

Net increase/(decrease) in net assets resulting from operations	3,830,988	(52,553,692)
Dividends to shareholders from net investment income:
Class Y Shares	(161,482)	(92,265)
Class A Shares	(10,839)	(168,068)
Class C Shares	(1,503)	(2,701)
Class K Shares	—	(174)
Class R Shares	—	(153)
Class I Shares	(1,290,207)	(2,782,499)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,715,755)	1,403,484
Class A Shares	(53,839)	(9,441,584)
Class C Shares	(36,554)	(7,019)
Class K Shares(a)	—	(3,792)
Class R Shares(a)	—	(3,800)
Class I Shares	(7,757,286)	(20,030,901)
Short-term trading fees	34	1

Net decrease in net assets	(7,196,443)	(83,683,163)
NET ASSETS:
Beginning of year	49,429,451	133,112,614

End of year	$42,233,008	$49,429,451

Undistributed net investment income	$578,973	$982,100

(a)	Effective March 16, 2009, all outstanding Class K and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

11

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$4,106,636	$1,329,224
Issued as reinvestment of dividends	160,277	90,578
Redeemed	(5,982,668)	(16,318)

Net increase/(decrease)	$(1,715,755)	$1,403,484

Class A Shares:
Sold	$121,732	$129,603
Issued as reinvestment of dividends	10,673	147,486
Redeemed	(186,244)	(9,718,673)

Net decrease	$(53,839)	$(9,441,584)

Class C Shares:
Sold	$4,270	$70,122
Issued as reinvestment of dividends	773	344
Redeemed	(41,597)	(77,485)

Net decrease	$(36,554)	$(7,019)

Class K Shares(a):
Issued as reinvestment of dividends	$—	$174
Redeemed	—	(3,966)

Net decrease	$—	$(3,792)

Class R Shares(a):
Issued as reinvestment of dividends	$—	$153
Redeemed	—	(3,953)

Net decrease	$—	$(3,800)

Class I Shares:
Sold	$5,108,698	$1,810,488
Issued as reinvestment of dividends	248,503	801,275
Redeemed	(13,114,487)	(22,642,664)

Net decrease	$(7,757,286)	$(20,030,901)

(a)	Effective March 16, 2009, all outstanding Class K and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	643,500	267,619
Issued as reinvestment of dividends	25,004	13,523
Redeemed	(927,761)	(3,891)

Net increase/(decrease)	(259,257)	277,251

Class A Shares:
Sold	18,775	22,994
Issued as reinvestment of dividends	1,660	20,101
Redeemed	(32,776)	(1,566,844)

Net decrease	(12,341)	(1,523,749)

Class C Shares:
Sold	667	10,907
Issued as reinvestment of dividends	121	51
Redeemed	(6,402)	(13,946)

Net decrease	(5,614)	(2,988)

Class K Shares(a):
Issued as reinvestment of dividends	—	26
Redeemed	—	(918)

Net decrease	—	(892)

Class R Shares(a):
Issued as reinvestment of dividends	—	23
Redeemed	—	(915)

Net decrease	—	(892)

Class I Shares:
Sold	800,122	266,620
Issued as reinvestment of dividends	38,768	117,855
Redeemed	(1,969,157)	(4,247,523)

Net decrease	(1,130,267)	(3,863,048)

(a)	Effective March 16, 2009, all outstanding Class K and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

13

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares				A Shares
	Year	Year	Period		Year	Year	Period
	Ended	Ended	Ended		Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/10(b)	6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$5.45	$9.38	$10.00		$5.46	$9.36	$10.00

Income/(loss) from investment operations:
Net investment income	0.09	0.16	0.29		0.10	0.10	0.15
Net realized and unrealized gain/(loss) on investments	0.16	(3.87)	(0.94)		0.12	(3.81)	(0.82)

Total from investment operations	0.25	(3.71)	(0.65)		0.22	(3.71)	(0.67)

Less distributions:
Dividends from net investment income	(0.18)	(0.22)	—		(0.16)	(0.19)	—

Total distributions	(0.18)	(0.22)	—		(0.16)	(0.19)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	0.03		—	—	0.03

Net asset value, end of period	$5.52	$5.45	$9.38		$5.52	$5.46	$9.36

Total return(d)	4.14%	(40.00)%	(6.20	)%(e)	3.87%	(40.08)%	(6.40	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,317	$3,705	$3,770		$233	$297	$14,779
Ratio of operating expenses to average net assets	1.36%	1.36%	1.36	%(f)	1.61%	1.61%	1.61	%(f)
Ratio of net investment income to average net assets	1.38%	2.73%	3.33	%(f)	1.54%	1.30%	1.72	%(f)
Portfolio turnover rate	67%	52%	72%		67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	2.19%	2.39%	1.63	%(f)	2.36%	2.41%	1.92	%(f)

(a)	Class Y Shares, Class A Shares, Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been -6.50% for Class Y, -6.70% for Class A, -7.30% for Class C and -6.30% for Class I Shares.
(f)	Annualized.

See Notes to Financial Statements.

14

C Shares				I Shares
Year	Year	Period		Year	Year	Period
Ended	Ended	Ended		Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/10(b)	6/30/09(b)	6/30/08(b)

$5.43	$9.30	$10.00		$5.46	$9.40	$10.00

0.03	0.07	0.14		0.12	0.15	0.21

0.15	(3.82)	(0.87)		0.14	(3.85)	(0.84)

0.18	(3.75)	(0.73)		0.26	(3.70)	(0.63)

(0.12)	(0.12)	—		(0.20)	(0.24)	—

(0.12)	(0.12)	—		(0.20)	(0.24)	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	0.03		—	—	0.03

$5.49	$5.43	$9.30		$5.52	$5.46	$9.40

2.92%	(40.54)%	(7.00	)%(e)	4.22%	(39.80)%	(6.00	)%(e)

$73	$103	$204		$39,610	$45,325	$114,342

2.36%	2.36%	2.36	%(f)	1.10%	1.10%	1.10	%(f)

0.56%	1.24%	1.69	%(f)	1.92%	2.45%	2.39	%(f)
67%	52%	72%		67%	52%	72%

3.14%	3.36%	2.61	%(f)	1.51%	1.54%	1.38	%(f)

See Notes to Financial Statements.

15

[This Page Intentionally Left Blank]

16

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder International Fund-Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts

17

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$1,077,418	$(14,508)
Level 2 — Other Significant Observable Inputs	40,609,758	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$41,687,176	$(14,508)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in

19

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are

20

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an

21

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.61%, 2.36%, 1.36%, and 1.10% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2010, the Advisor reimbursed expenses on behalf of the Fund totaling $226,668, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2010, the total amount eligible for repayment to the Advisor was $878,220. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

22

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

For the year ended June 30, 2010, the Advisor earned $84,994 before payment of sub-administration fees and $54,286 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1689% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and Class I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C
Shares	Shares
12b-1 Fees	12b-1 Fees

0.25%	1.00%

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $32,227,707 and $41,994,003, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,968,143, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $8,864,906 and net depreciation for Federal income tax purposes was $6,896,763. At June 30, 2010, aggregate cost for Federal income tax purposes was $48,583,939.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2010 is as follows:

	Liability Derivatives
	Balance Sheet
Derivatives	Location	Fair Value

Equity Contracts (Futures)	Net Assets — Unrealized Depreciation	$(14,508	)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses the current day’s variation margin.

For the year ended June 30, 2010, the Fund had the following derivative activity:

	Net Realized Gain	Net Change in Unrealized
	Recognized in	Appreciation/(Depreciation)
Derivatives	Income	Recognized in Income

Equity Contracts (Futures)	$160,950	$(14,446)

At June 30, 2010, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
Long Positions	Contracts	Contracts	Contracts	Depreciation

MSCI Pan Euro Index, September 2010	29	$586,387	$572,438	$(13,949)
TOPIX Index, September 2010	2	190,233	189,674	(559)

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the maximum outstanding borrowing was $10,397,000. During the 3 days the Fund utilized the line of credit, the average daily outstanding balance was $10,317,333, with an interest rate of 0.68%. For the year ended June 30, 2010, total interest expense for the Fund was $582 and total commitment fees for the Fund were $1,338.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$120,634	$(120,634)

During the years ended June 30, 2010 and June 30, 2009, dividends of $1,464,031 and $3,045,860 were paid to shareholders from ordinary income, respectively.

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October Loss	Capital Loss	Unrealized
Income	Deferral	Carryover	Depreciation	Total

$672,160	$(3,582,119)	$(67,529,425)	$(6,905,833)	$(77,345,217)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $67,529,425 of unused capital losses of which $34,535, $29,027,859 and $38,467,031 expire in 2016, 2017 and 2018, respectively.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2009 and June 30, 2010 of $3,582,119.

26

Munder International Fund — Core Equity
 Notes to Financial Statements, June 30, 2010 (continued)

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2010, the Fund designated approximately $1,645,982 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $130,970 as foreign taxes paid and $1,645,984 as foreign source income for regular Federal income tax purposes.

12.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

13.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

16.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

28

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

29

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-year period as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (4) the Fund’s one-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund

30

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio

31

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

32

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

17.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
	Position(s)	Term of	Principal	Portfolios in Fund
	with the	Office(1) and	Occupation(s)	Complex	Other
	Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

33

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
	Position(s)	Term of	Principal	Portfolios in Fund
	with the	Office(1) and	Occupation(s)	Complex	Other
	Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

34

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
	Position(s)	Term of	Principal	Portfolios in Fund
	with the	Office(1) and	Occupation(s)	Complex	Other
	Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica incorporated was also the indirect parent company of the Advisor.

35

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

Position(s)
	with the	Term of Office(1) and
	Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

36

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2010 (continued)

Position(s)
	with the	Term of Office(1) and
	Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund — Core Equity and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Fund — Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund — Core Equity of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

38

[This Page Intentionally Left Blank]

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNIFCE610

ANNUAL REPORT
June 30, 2010

Munder International
Small-Cap Fund
Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
21	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain a prospectus, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets are invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions affecting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2010 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter, Robert Cerow, Peter Collins, John Evers, Daniel LeVan and Jeffrey Sullivan

The Fund posted a 14.69% return for the Fund’s fiscal year ended June 30, 2010, outperforming the 14.50% return for its S&P® Developed ex-U.S. SmallCap benchmark and the 13.34% median return for the Lipper universe of international small/mid-cap core mutual funds. The largest contribution to the Fund’s relative strength came from the health care sector, which added just under 125 basis points (1.25 percentage points) to the Fund’s relative performance. The energy, information technology and consumer staples sectors also made a significant positive contribution to relative performance, as did holdings in Spain, South Korea and Germany. These positive factors were partially offset by the relative weakness of the materials and consumer discretionary sectors, as well as U.K. holdings.

SXC Health Solutions Corp. (0.5% of the Fund), a Canadian company that provides information technology services to the health care benefits management and out-patient pharmacy industry, was the Fund’s top-performing health care stock in terms of both absolute and relative performance, and the key driver of the relative strength of the Fund’s health care sector. Petrominerales Ltd. (0.6%), a Canadian company engaged in the exploration, development and production of crude oil in Columbia and Peru, and Petrofac Ltd. (0.4%), a U.K. company that engineers, builds and operates oil and gas infrastructure, were the key contributors to the relative strength of the Fund’s energy sector. There were a number of holdings that contributed to the relative strength of the information technology sector, including Spirent Communications PLC (0.5%) and ARM Holdings PLC (0.5%) in the U.K., Alps Electric Co., Ltd. (0.8%) and Taiyo Yuden Co., Ltd. (0.4%) in Japan, Sopra Group SA (0.5%) in France and Daum Communications Corp. (0.5%) in South Korea. Along with Daum Communications Corp., Busan Bank (0.4%) and Hyundai Marine & Fire Insurance Co. Ltd. (0.5%) helped to boost the performance of the Fund’s South Korean holdings. Britvic PLC (0.6%), a British soft drink company whose brands include Pepsi, 7UP and Gatorade, helped to boost the relative performance of the Fund’s consumer staples sector.

The lack of some of the weaker stocks in its S&P benchmark, as well as positions in strong performing stocks, such as Obrascon Huarte Lain S.A. (0.7%), a construction and engineering firm, and Viscofan S.A. (0.6%), a manufacturer of casings for the meat industry, contributed to the relative strength of the Fund’s Spanish holdings. Among the Fund’s German holdings, ProSiebenSat.1 Media AG (1.0%), a television corporation, and MTU Aero Engines Holding AG (1.1%), a manufacturer of aircraft engines, boosted relative returns.

The relative weakness of the Fund’s materials sector was due in part to Kyoei Steel Ltd., which was sold in November, and Quadra FNX Mining Ltd. (0.6%), a Canadian mining company. Quadra FNX Mining, which experienced significant strength in the June through October 2009 time period, was added to the Fund in January 2010 and detracted from relative returns for the year as a whole. K’s Holdings Corp. (0.8%), a Japanese retail chain focused on home appliances and consumer electronics, and GAME

iii

Group PLC, a U.K.-based pc and video games retailer, held back relative returns in the Fund’s consumer discretionary sector. GAME Group PLC was sold in December.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international small/mid-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of Class Y Shares of the Fund since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Small-Cap Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/10
				S&P®	Lipper
				Developed	International
				ex-U.S.	Small/Mid-Cap
Class and	With		Without	SmallCap	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/17/07	N/A		$5,929	$7,533	$6,690
CLASS A 8/17/07	$5,583	#	$5,907	$7,533	$6,690
CLASS C 8/17/07	N/A		$5,769	$7,533	$6,690
CLASS I 8/17/07	N/A		$5,987	$7,533	$6,690

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million.

**	The Lipper International Small/Mid-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 9/1/07. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Since
	One		Year	Since		Inception
Class and	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load

CLASS Y 8/17/07	N/A		14.69%	N/A		(16.63)%
CLASS A 8/17/07	8.23%	#	14.62%	(18.36)%	#	(16.74)%
CLASS C 8/17/07	12.49%	†	13.49%	N/A		(17.42)%
CLASS I 8/17/07	N/A		15.13%	N/A		(16.35)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, C and I Shares for the fiscal year ended 6/30/09 were 2.36%, 2.56%, 3.33% and 1.45%, respectively, and net expense ratios for Class Y, A, C and I Shares were 1.46%, 1.71%, 2.46% and 1.20%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2010 calendar years. Total returns would have been lower if Munder Capital Management had not reimbursed expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$921.73	$6.96	1.46%
Class A	$1,000.00	$921.73	$8.15	1.71%
Class C	$1,000.00	$917.61	$11.70	2.46%
Class I	$1,000.00	$923.57	$5.72	1.20%

Hypothetical
Class Y	$1,000.00	$1,017.55	$7.30	1.46%
Class A	$1,000.00	$1,016.31	$8.55	1.71%
Class C	$1,000.00	$1,012.60	$12.28	2.46%
Class I	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a),(d)

COMMON STOCKS — 95.5%
Australia — 5.4%
255,216	Adelaide Brighton Ltd	$570,788
70,157	Ansell Ltd	770,545
56,937	Bank of Queensland Ltd	495,681
203,861	Boart Longyear Group †	480,179
131,272	Bradken Ltd	786,635
365,481	Centennial Coal Co Ltd	1,352,775
158,874	Downer EDI Ltd (e)	476,847
1,273,133	FKP Property Group	720,672
52,065	Flight Centre Ltd	720,270
117,286	IOOF Holdings Ltd	582,852
65,596	MacArthur Coal Ltd	659,649
509,908	Mount Gibson Iron Ltd †	649,596
234,561	Myer Holdings Ltd	619,054
398,560	Panoramic Resources Ltd	720,720
669,549	Ten Network Holdings Ltd †	899,225

		10,505,488

Austria — 0.7%
13,957	Andritz AG	780,983
6,840	Mayr Melnhof Karton AG	609,040

		1,390,023

Belgium — 0.6%
12,500	Barco NV †	559,291
23,411	Telenet Group Holding NV	614,815

		1,174,106

Canada — 10.7%
97,645	Alamos Gold Inc (b)	1,497,856
27,800	Astral Media Inc (b)	938,810
23,686	Atco Ltd, Class I (b)	1,059,979
55,223	Atrium Innovations Inc †,(b)	793,680
29,646	Baytex Energy Trust (b)	885,579
33,916	Bird Construction Income Fund (b)	984,139
102,160	Celestica Inc †,(b)	825,303
31,207	Dorel Industries Inc, Class B (b)	975,887
35,388	Home Capital Group Inc (b)	1,401,824
34,139	Laurentian Bank of Canada (b)	1,351,065
187,219	New Gold Inc †,(b)	1,162,480
53,440	Norbord Inc †,(b)	571,272

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(d)

COMMON STOCKS (Continued)
Canada (Continued)
49,349	Pacific Rubiales Energy Corp †,(b)	$1,106,070
47,037	Petrominerales Ltd (b)	1,097,994
67,258	Peyto Energy Trust (b)	920,529
129,641	Quadra FNX Mining Ltd †,(b)	1,192,227
34,884	Red Back Mining Inc †,(b)	881,808
14,385	SXC Health Solutions Corp †,(b)	1,057,508
61,665	Thompson Creek Metals Co Inc †,(b)	535,235
94,799	Transglobe Energy Corp †,(b)	693,705
80,300	Trican Well Service Ltd (b)	1,028,124

		20,961,074

Denmark — 1.4%
26,108	D/S Norden	897,088
13,904	FLSmidth & Co A/S	892,993
43,400	Sydbank A/S †	878,386

		2,668,467

Finland — 0.3%
193,941	Citycon OYJ	571,525

France — 8.8%
19,496	Atos Origin SA †	778,680
25,554	Bourbon SA	1,028,948
10,804	Bureau Veritas SA	581,636
21,861	Cie Generale des Etablissements Michelin, Class B	1,523,868
25,975	Eutelsat Communications	867,789
8,099	Fonciere Des Regions	669,673
20,371	Gemalto NV	762,072
33,417	IPSOS	1,116,936
33,559	Legrand SA	988,679
18,258	Publicis Groupe SA	725,785
36,855	Rhodia SA	606,536
15,789	Rubis	1,276,583
8,542	Sa des Ciments Vicat	572,801
32,247	SCOR SE	616,353
20,011	SEB SA	1,284,902
14,485	Sopra Group SA	930,199
21,392	Technip SA	1,218,017

See Notes to Financial Statements.

2

Shares		Value(a),(d)

France (Continued)
31,090	Valeo SA †	$837,539
8,094	Virbac SA	859,820

		17,246,816

Germany — 5.3%
36,146	Aareal Bank AG †	607,217
21,742	Bilfinger Berger AG	1,200,087
21,800	Hannover Rueckversicherung AG	939,088
176,308	Infineon Technologies AG †	1,018,901
24,185	Lanxess AG	1,019,270
39,416	MTU Aero Engines Holding AG (e)	2,193,318
34,804	Rhoen Klinikum AG	773,040
8,287	SMA Solar Technology AG	847,517
32,504	Stada Arzneimittel AG	1,081,234
13,847	Wincor Nixdorf AG	774,762

		10,454,434

Hong Kong — 1.8%
267,857	Great Eagle Holdings Ltd	683,531
872,000	Midland Holdings Ltd	712,769
952,000	Pacific Basin Shipping Ltd	589,916
532,453	Peace Mark Holdings Ltd †,(c)	0
1,537,706	Texwinca Holdings Ltd	1,490,866

		3,477,082

Italy — 3.2%
78,278	Azimut Holding SpA	645,655
65,475	Banca Generali SpA	624,622
47,952	Beni Stabili SpA †,(b)	36,356
131,367	Davide Campari-Milano SpA	644,419
499,640	Immobiliare Grande Distribuzione	669,558
82,370	Indesit Co SpA	917,806
148,891	Recordati SpA	1,043,461
100,054	Societa Iniziative Autostradali e Servizi SpA	840,100
59,379	Trevi Finanziaria SpA	850,410

		6,272,387

Japan — 19.2%
173,900	Alps Electric Co Ltd †	1,492,635
59,700	Asahi Holdings Inc	1,303,884
81,200	Avex Group Holdings Inc	1,016,171

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(d)

COMMON STOCKS (Continued)
Japan (Continued)
45,664	Capcom Co Ltd	$732,526
95,300	CKD Corp	712,818
166,000	Dainippon Screen Manufacturing Co Ltd †	753,267
13,500	Disco Corp	856,198
35,100	Don Quijote Co Ltd	940,450
238	Dr Ci:Labo Co Ltd	737,381
48,400	Exedy Corp	1,244,889
43,500	FCC Co Ltd	810,052
64,200	Fuji Oil Co Ltd	941,637
178,000	Fukuyama Transporting Co Ltd	823,020
25,830	Goldcrest Co Ltd	448,620
76,159	K’s Holdings Corp (e)	1,559,933
128,000	Kagoshima Bank Ltd/The	821,755
52,800	Kewpie Corp	606,167
23,800	Kintetsu World Express Inc	599,262
69,013	Kuroda Electric Co Ltd	899,586
62,200	Kyowa Exeo Corp	547,995
58,000	Lintec Corp	1,047,913
91,000	Makino Milling Machine Co Ltd †	579,044
23,622	Mandom Corp	643,055
337,000	Mitsui Mining & Smelting Co Ltd	892,536
75,400	Nichii Gakkan Co	678,712
53,000	Nihon Kohden Corp	980,734
84,000	Nippon Shokubai Co Ltd	796,134
52,000	NS Solutions Corp	1,019,191
186	Osaka Securities Exchange Co Ltd	788,609
226,100	Pioneer Corp †	747,724
11,640	Point Inc	638,755
157,000	Rengo Co Ltd	989,592
216,869	Ryobi Ltd †	726,528
74,900	Saizeriya Co Ltd	1,491,890
87,000	San-In Godo Bank Ltd/The	667,558
134,000	Shiga Bank Ltd/The	775,574
43,700	SHO-BOND Holdings Co Ltd	880,968
22,940	Sumitomo Real Estate Sales Co Ltd	1,039,390
65,000	Taiyo Yuden Co Ltd	876,021
16,000	Towa Pharmaceutical Co Ltd	1,042,864
207,000	Tsubakimoto Chain Co	831,370

See Notes to Financial Statements.

4

Shares		Value(a),(d)

Japan (Continued)
146	United Urban Investment Corp	$871,920
122,000	Zeon Corp	712,048

		37,566,376

Luxembourg — 1.0%
12,778	Millicom International Cellular SA (b)	1,035,912
25,815	Ternium SA, ADR (b)	849,830

		1,885,742

Netherlands — 2.3%
59,627	Aalberts Industries NV	768,673
21,411	CSM	636,098
61,431	Imtech NV	1,575,862
11,750	Nutreco Holding NV	630,536
12,476	Wereldhave NV	926,252

		4,537,421

Norway — 1.1%
237,996	Atea ASA	1,381,302
44,600	Leroy Seafood Group ASA	819,009

		2,200,311

Singapore — 2.0%
801,000	First Resources Ltd	593,973
946,000	Ho Bee Investment Ltd	1,021,355
669,000	M1 Ltd/Singapore	1,020,087
618,000	Raffles Medical Group Ltd	752,729
1,056,000	Sound Global Ltd †	579,082

		3,967,226

South Korea — 3.1%
86,290	Busan Bank	774,678
52,782	CJ Internet Corp	451,473
67,790	Daegu Bank Ltd	769,193
13,882	Daum Communications Corp †	953,781
82,040	Hanwha Chem Corp	1,180,971
46,720	Hyundai Marine & Fire Insurance Co Ltd	922,490
39,970	LG International Corp	996,065

		6,048,651

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(d)

COMMON STOCKS (Continued)
Spain — 2.6%
39,544	Abengoa SA	$766,613
62,609	Obrascon Huarte Lain SA	1,376,359
19,550	Red Electrica Corp SA	698,843
21,845	Tecnicas Reunidas SA	985,912
45,098	Viscofan SA	1,218,099

		5,045,826

Sweden — 1.8%
104,616	Billerud AB	630,558
75,386	Boliden AB	834,931
33,960	Elekta AB, B Shares	857,104
68,189	Haldex AB †	579,350
35,154	Wihlborgs Fastigheter AB	665,928

		3,567,871

Switzerland — 5.5%
7,601	Baloise Holding AG	528,857
1,943	Banque Cantonale Vaudoise	799,577
10,924	Dufry Group †	814,848
2,025	Flughafen Zuerich AG	599,955
2,462	Forbo Holding AG	1,042,734
2,518	Helvetia Holding AG	661,704
3,334	Kaba Holding AG	889,576
15,718	Schindler Holding AG	1,321,639
525	Sika AG	927,858
7,639	Sonova Holding AG	936,770
14,731	Sulzer AG	1,368,756
29,107	Vontobel Holding AG	771,295

		10,663,569

United Kingdom — 18.7%
87,797	Aggreko PLC (e)	1,832,877
226,184	Amlin PLC (e)	1,300,600
241,132	ARM Holdings PLC	997,659
167,612	Babcock International Group PLC	1,486,027
155,515	Balfour Beatty PLC	552,600
700,783	Beazley PLC	1,175,681
163,133	Britvic PLC	1,153,030
190,384	Carillion PLC	867,429
92,814	Charter International PLC	867,334

See Notes to Financial Statements.

6

Shares		Value(a),(d)

United Kingdom (Continued)
34,693	Chemring Group PLC (e)	$1,522,781
131,244	Cookson Group PLC †	751,987
43,497	Croda International PLC	650,403
93,041	Davis Service Group PLC	506,422
157,378	Ferrexpo PLC	576,746
868,037	Galiform PLC †	731,013
442,173	GKN PLC †	758,641
217,340	Gulfsands Petroleum PLC †	823,675
157,105	IG Group Holdings PLC	980,313
248,037	Inchcape PLC †	906,065
224,428	Informa PLC (e)	1,181,128
55,781	Inmarsat PLC	591,011
299,882	International Personal Finance PLC	845,809
1,009,576	ITV PLC †	751,546
1,000,326	Kcom Group PLC	674,352
540,015	Logica PLC	866,267
110,763	Micro Focus International PLC	693,711
92,450	Mondi PLC	523,923
346,750	N Brown Group PLC	1,289,676
399,672	Paragon Group of Cos PLC	714,399
75,701	Pennon Group PLC	620,349
95,889	Persimmon PLC †	496,201
45,649	Petrofac Ltd	802,681
41,185	Petropavlovsk PLC	725,488
52,689	Premier Oil PLC †	971,884
193,382	Restaurant Group PLC	597,790
629,578	Spirent Communications PLC	1,014,015
51,273	SSL International PLC	613,597
304,858	Stagecoach Group PLC	802,835
81,824	Synergy Health PLC	792,306
196,065	Thomas Cook Group PLC	517,055
52,447	Travis Perkins PLC †	570,582
169,085	Tullett Prebon PLC	793,583
94,237	Vitec Group PLC/The	600,983

		36,492,454

TOTAL COMMON STOCKS
(Cost $181,806,084)		186,696,849

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a),(d)

PREFERRED STOCKS — 1.7%
Germany — 1.7%
7,084	Fuchs Petrolub AG	$628,761
21,823	Hugo Boss AG	838,671
132,754	ProSiebenSat.1 Media AG (e)	1,934,920

TOTAL PREFERRED STOCKS
(Cost $2,256,446)		3,402,352

INVESTMENT COMPANY SECURITY — 0.8%
(Cost $1,598,338)
1,598,338	State Street Institutional Liquid Reserves Fund (b)	1,598,338

TOTAL INVESTMENTS
(Cost $185,660,868)	98.0%	191,697,539
OTHER ASSETS AND LIABILITIES (Net)	2.0	3,845,148

NET ASSETS	100.0%	$195,542,687

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Canadian securities, depositary receipts and foreign securities that exclusively trade in U.S. markets are valued based on the last quoted sale price on the security’s primary market or exchange. The values for all other common stocks and preferred stocks represent fair value as of June 30, 2010 determined in accordance with guidelines approved by the Board of Trustees, (see Notes to Financial Statements, Note 2). At June 30, 2010, fair valued securities represent $167,216,029, 85.5% of net assets.

(e)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

8

At June 30, 2010, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Metals & Mining	5.7%	$11,179,102
Construction & Engineering	5.6	10,975,635
Machinery	4.8	9,323,130
Media	4.1	7,948,862
Oil, Gas & Consumable Fuels	4.0	7,852,212
Commercial Banks	3.8	7,333,465
Chemicals	3.5	6,941,133
Insurance	3.1	6,144,772
Real Estate Management & Development	3.0	5,900,146
Commercial Services & Supplies	2.9	5,606,057
Household Durables	2.8	5,465,255
Food Products	2.8	5,445,519
Auto Components	2.6	5,174,989
Energy Equipment & Services	2.6	5,063,682
Information Technology Services	2.5	4,975,639
Health Care Equipment & Supplies	2.1	4,158,750
Pharmaceuticals	2.1	4,027,379
Electronic Equipment & Instruments	1.9	3,753,251
Specialty Retail	1.9	3,744,550
Aerospace & Defense	1.9	3,716,099
Semiconductors & Semiconductor Equipment	1.9	3,626,025
Capital Markets	1.7	3,418,006
Hotels, Restaurants & Leisure	1.7	3,327,005
Real Estate Investment Trusts (REITs)	1.6	3,137,402
Health Care Providers & Services	1.5	2,996,786
Thrifts & Mortgage Finance	1.4	2,723,440
Trading Companies & Distributors	1.3	2,466,233
Personal Products	1.1	2,174,115
Wireless Telecommunication Services	1.1	2,056,000
Diversified Telecommunication Services	1.0	1,880,178
Electrical Equipment	0.9	1,836,196
Beverages	0.9	1,797,449
Diversified Financial Services	0.9	1,768,922
Paper & Forest Products	0.9	1,725,753
Road & Rail	0.8	1,625,855
Containers & Packaging	0.8	1,598,633
Multiline Retail	0.8	1,559,504
Computers & Peripherals	0.8	1,536,834
Textiles, Apparel & Luxury Goods	0.8	1,490,866

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2010 (continued)

	% of
	Net Assets	Value

COMMON STOCKS (Continued)
Marine	0.8%	$1,487,004
Transportation Infrastructure	0.7	1,440,055
Software	0.7	1,426,237
Internet & Catalog Retail	0.7	1,289,676
Gas Utilities	0.7	1,276,584
Water Utilities	0.6	1,199,430
Construction Materials	0.6	1,143,589
Multi-Utilities	0.5	1,059,979
Health Care Technology	0.5	1,057,508
Communications Equipment	0.5	1,014,015
Internet Software & Services	0.5	953,781
Distributors	0.5	906,065
Building Products	0.5	889,576
Consumer Finance	0.4	845,809
Industrial Conglomerates	0.4	751,988
Electric Utilities	0.4	698,843
Leisure Equipment & Products	0.3	600,983
Air Freight & Logistics	0.3	599,262
Professional Services	0.3	581,636

TOTAL COMMON STOCKS	95.5	186,696,849
PREFERRED STOCKS:
Media	1.0	1,934,920
Textiles, Apparel & Luxury Goods	0.4	838,671
Chemicals	0.3	628,761

TOTAL PREFERRED STOCKS	1.7	3,402,352
INVESTMENT COMPANY SECURITY	0.8	1,598,338

TOTAL INVESTMENTS	98.0	191,697,539
OTHER ASSETS AND LIABILITIES (NET)	2.0	3,845,148

NET ASSETS	100.0%	$195,542,687

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$191,697,539
Foreign currency, at value	3,489,419
Dividends receivable	482,257
Receivable from Advisor	78,443
Receivable for investment securities sold	4,105,398
Receivable for Fund shares sold	340,156
Deposits with brokers for futures contracts	134,716
Prepaid expenses and other assets	85,233

Total Assets	200,413,161

LIABILITIES:
Payable for investment securities purchased	4,204,737
Payable for Fund shares redeemed	266,314
Investment advisory fees payable	157,581
Transfer agency/record keeping fees payable	101,447
Trustees’ fees and expenses payable	45,237
Administration fees payable	23,945
Variation margin payable on open futures contracts	15,183
Custody fees payable	8,418
Distribution and shareholder servicing fees payable — Class A and C Shares	1,985
Accrued expenses and other payables	45,627

Total Liabilities	4,870,474

NET ASSETS	$195,542,687

Investments, at cost	$185,660,868

Foreign currency, at cost	$3,431,754

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$1,017,300
Accumulated net realized loss on investments sold	(115,360,447)
Net unrealized appreciation of investments and futures contracts	6,018,989
Paid-in capital	303,866,845

$195,542,687

NET ASSETS:
Class Y Shares	$108,223,715

Class A Shares	$724,736

Class C Shares	$2,037,651

Class I Shares	$84,556,585

SHARES OUTSTANDING:
Class Y Shares	18,743,152

Class A Shares	125,711

Class C Shares	358,780

Class I Shares	14,584,162

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$5.77

CLASS A SHARES:
Net asset value and redemption price per share	$5.77

Maximum sales charge	5.50%
Maximum offering price per share	$6.11

CLASS C SHARES:
Net asset value and offering price per share*	$5.68

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$5.80

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Interest	$892
Dividends(a)	3,575,793

Total Investment Income	3,576,685

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,190
Class C Shares	37,246
Investment advisory fees	1,473,653
Transfer agency/record keeping fees(b)	320,375
Administration fees	231,556
Custody fees	166,547
Trustees’ fees and expenses	50,138
Registration and filing fees(c)	47,479
Legal and audit fees	47,300
Printing and mailing fees(d)	25,503
Other	26,383

Total Expenses	2,429,370
Expenses reimbursed by Advisor	(363,953)

Net Expenses	2,065,417

NET INVESTMENT INCOME	1,511,268

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	5,246,771
Futures contracts	336,615
Foreign currency-related transactions	(81,534)
Net change in unrealized appreciation/(depreciation) of:
Securities	12,746,586
Futures contracts	(53,221)
Foreign currency-related transactions	44,695

Net realized and unrealized gain on investments	18,239,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,751,180

(a)	Net of foreign withholding taxes of $328,642.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $269,311, $5,776, $16,709 and $28,579, respectively.

(c)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $32,286, $854, $2,469 and $11,870, respectively.

(d)	Printing and mailing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $10,364, $172, $758 and $14,209, respectively.

See Notes to Financial Statements.

14

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$1,511,268	$1,706,238
Net realized gain/(loss) from security transactions, futures contracts, foreign currency-related transactions and in-kind redemption	5,501,852	(91,088,004)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	12,738,060	9,714,131

Net increase/(decrease) in net assets resulting from operations	19,751,180	(79,667,635)
Dividends to shareholders from net investment income:
Class Y Shares	(604,429)	(93,831)
Class A Shares	(13,329)	(35,456)
Class C Shares	(21,540)	(30,633)
Class K Shares	—	(85)
Class R Shares	—	(77)
Class I Shares	(1,338,852)	(1,979,086)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	57,194,171	53,814,362
Class A Shares	(850,611)	(232,350)
Class C Shares	(1,920,652)	2,024,494
Class K Shares(a)	—	(3,431)
Class R Shares(a)	—	(3,424)
Class I Shares	(7,150,459)	(23,126,171)
Short-term trading fees	897	1,209

Net increase/(decrease) in net assets	65,046,376	(49,332,114)
NET ASSETS:
Beginning of year	130,496,311	179,828,425

End of year	$195,542,687	$130,496,311

Undistributed net investment income	$1,017,300	$1,139,639

(a)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

15

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$72,081,622	$66,113,793
Issued as reinvestment of dividends	596,190	89,467
Redeemed	(15,483,641)	(12,388,898)

Net increase	$57,194,171	$53,814,362

Class A Shares:
Sold	$301,140	$891,303
Issued as reinvestment of dividends	12,824	21,717
Redeemed	(1,164,575)	(1,145,370)

Net decrease	$(850,611)	$(232,350)

Class C Shares:
Sold	$304,489	$2,119,265
Issued as reinvestment of dividends	21,176	29,711
Redeemed	(2,246,317)	(124,482)

Net increase/(decrease)	$(1,920,652)	$2,024,494

Class K Shares(a):
Issued as reinvestment of dividends	$—	$85
Redeemed	—	(3,516)

Net decrease	$—	$(3,431)

Class R Shares(a):
Issued as reinvestment of dividends	$—	$77
Redeemed	—	(3,501)

Net decrease	$—	$(3,424)

Class I Shares:
Sold	$357,223	$1,214,903
Issued as reinvestment of dividends	223,200	551,739
Redeemed	(7,730,882)	(21,475,575)
In-kind redemption	—	(3,417,238)

Net decrease	$(7,150,459)	$(23,126,171)

(a)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	12,316,163	11,140,992
Issued as reinvestment of dividends	95,086	13,421
Redeemed	(2,549,652)	(2,714,631)

Net increase	9,861,597	8,439,782

Class A Shares:
Sold	48,909	148,051
Issued as reinvestment of dividends	2,045	3,232
Redeemed	(186,167)	(220,178)

Net decrease	(135,213)	(68,895)

Class C Shares:
Sold	52,881	372,910
Issued as reinvestment of dividends	3,415	4,448
Redeemed	(360,506)	(23,648)

Net increase/(decrease)	(304,210)	353,710

Class K Shares(a):
Issued as reinvestment of dividends	—	13
Redeemed	—	(916)

Net decrease	—	(903)

Class R Shares(a):
Issued as reinvestment of dividends	—	11
Redeemed	—	(914)

Net decrease	—	(903)

Class I Shares:
Sold	58,564	266,137
Issued as reinvestment of dividends	35,541	81,860
Redeemed	(1,271,676)	(3,554,807)
In-kind redemption	—	(471,015)

Net decrease	(1,177,571)	(3,677,825)

(a)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares				A Shares
	Year	Year	Period		Year	Year	Period
	Ended	Ended	Ended		Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/10(b)	6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$5.09	$8.74	$10.00		$5.08	$8.73	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.06	0.07	0.11		0.02	0.05	0.17
Net realized and unrealized loss on investments	0.69	(3.62)	(1.37)		0.73	(3.61)	(1.44)

Total from investment operations	0.75	(3.55)	(1.26)		0.75	(3.56)	(1.27)

Less distributions:
Dividends from net investment income	(0.07)	(0.10)	—		(0.06)	(0.09)	—
Distributions from net realized gains	—	—	(0.00	)(d)	—	—	(0.00	)(d)

Total distributions	(0.07)	(0.10)	(0.00	)(d)	(0.06)	(0.09)	(0.00	)(d)

Short-term trading fees	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$5.77	$5.09	$8.74		$5.77	$5.08	$8.73

Total return(c)	14.69%	(40.87)%	(12.57)%		14.62%	(40.99)%	(12.67)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$108,224	$45,239	$3,862		$725	$1,327	$2,880
Ratio of operating expenses to average net assets	1.46%	1.46%	1.46	%(e)	1.71%	1.71%	1.71	%(e)
Ratio of net investment income/(loss) to average net assets	0.90%	1.49%	1.37	%(e)	0.28%	0.86%	2.06	%(e)
Portfolio turnover rate	88%	91%	91%		88%	91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	1.82%	2.36%	2.46	%(e)	2.07%	2.56%	2.80	%(e)

(a)	Class Y Shares, Class A Shares, Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statements.

18

C Shares				I Shares
Year	Year	Period		Year	Year	Period
Ended	Ended	Ended		Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/10(b)	6/30/09(b)	6/30/08(b)

$5.03	$8.67	$10.00		$5.11	$8.77	$10.00

(0.02)	0.02	0.14		0.07	0.07	0.14

0.70	(3.59)	(1.47)		0.71	(3.62)	(1.36)

0.68	(3.57)	(1.33)		0.78	(3.55)	(1.22)

(0.03)	(0.07)	—		(0.09)	(0.11)	(0.01)
—	—	(0.00	)(d)	—	—	(0.00	)(d)

(0.03)	(0.07)	(0.00	)(d)	(0.09)	(0.11)	(0.01)

0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)

$5.68	$5.03	$8.67		$5.80	$5.11	$8.77

13.49%	(41.39)%	(13.27)%		15.13%	(40.76)%	(12.21)%

$2,038	$3,332	$2,681		$84,557	$80,598	$170,390

2.46%	2.46%	2.46	%(e)	1.20%	1.20%	1.20	%(e)

(0.35)%	0.38%	1.77	%(e)	1.08%	1.33%	1.72	%(e)
88%	91%	91%		88%	91%	91%

2.83%	3.33%	3.28	%(e)	1.35%	1.45%	1.50	%(e)

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts

21

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$24,481,510	$(53,221)
Level 2 — Other Significant Observable Inputs	167,216,029	—
Level 3 — Significant Unobservable Inputs	— **	—

Total	$191,697,539	$(53,221)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock—
Hong Kong
Balance as of 6/30/2009	$—	**
Transfer in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gains/(losses)	—
Change in unrealized appreciation/(depreciation)	—

Balance as of 6/30/2010	$—	**

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized

23

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

24

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

25

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion. During the year ending June 30, 2010, the Fund paid an annual effective rate of 0.95% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.46% and 1.20% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2010, the Advisor reimbursed expenses on behalf of the Fund totaling $363,953, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2010, the total amount eligible for repayment to the Advisor was $1,363,841. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense,

26

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $231,556 before payment of sub-administration fees and $153,906 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1493% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

27

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

4.	Distribution and Service Plan

The Munder Funds have a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C
Shares	Shares
12b-1 Fees	12b-1 Fees

0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $178,173,265 and $134,480,902, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $16,390,235, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $11,084,544 and net appreciation for Federal income tax purposes was $5,305,691. At June 30, 2010, aggregate cost for Federal income tax purposes was $186,391,848.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s

28

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2010 is as follows:

	Liability Derivatives
	Balance Sheet	Fair
Derivatives	Location	Value

Equity Contracts (Futures)	Net Assets — Unrealized Depreciation	$(53,221)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses the current day’s variation margin.

For the year ended June 30, 2010, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$336,615	$(53,221)

At June 30, 2010, the Fund had the following open financial futures contracts*:

		Notional	Market
		Value of	Value of	Gross
Long Positions	Contracts	Contracts	Contracts	Depreciation

MSCI Pan Euro Index, September 2010	80	$1,629,567	$1,579,139	$(50,428)
TOPIX Index, September 2010	10	951,161	948,368	(2,793)

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the

29

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2010 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $2,088.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$344,543	$(342,185)	$(2,358)

30

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital
Ordinary	Loss	Unrealized
Income	Carryover	Depreciation	Total

$1,358,633	$(114,993,325)	$5,338,438	$(108,296,254)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

Ordinary
Income

June 30, 2010	$1,978,150
June 30, 2009	2,139,168

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $114,993,325 of unused capital losses of which $54,075,946 and $60,917,379 expire in 2017 and 2018, respectively.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2010, the Fund designated approximately $3,902,155 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $313,918 as foreign taxes paid and $3,901,955 as foreign source income for regular Federal income tax purposes.

12.	Subsequent Events

Management has reviewed subsequent events through the date these financial statements were issued, and determined that no events have occurred that require disclosure.

13.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the

31

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

32

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

33

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-year period as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (4) the Fund’s one-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year and since inception

34

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder

35

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and

36

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

17.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
		Term of		Portfolios in Fund
	Position(s) with	Office(1) and	Principal Occupation(s)	Complex	Other
	the Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

37

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

				Number of
		Term of		Portfolios in Fund
	Position(s) with	Office(1) and	Principal Occupation(s)	Complex	Other
	the Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01–6/09); Dean, Macomb Community College (9/97–6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

38

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

				Number of
		Term of		Portfolios in Fund
	Position(s) with	Office(1) and	Principal Occupation(s)	Complex	Other
	the Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc, the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

40

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2010 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Cap Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Small-Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Cap Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNISC610

ANNUAL REPORT
June 30, 2010

Munder Growth Opportunities Fund
(formerly known as Munder Internet Fund)
Class Y, A, B, C & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Mark Lebovitz and Kenneth Smith

The Fund had a 25.59% return for the one-year ended June 30, 2010, ahead of the 14.43% return for its S&P 500® benchmark, as well as the 16.02% return for the NASDAQ Composite Index and the 17.10% median return for the Lipper universe of science & technology mutual funds. As was true for its benchmarks, the Fund had its strongest performance during the first nine months of its fiscal year ended June 30, 2010, more than offsetting negative returns during the stock market decline in the last three months.

During the one year ended June 30, 2010, the Fund benefited from its significant overweight of the information technology sector, as well as the relative strength of its holdings in that sector, particularly in the Internet software & services and computers & peripherals segments. Baidu, Inc. (3.6% of the Fund) and Akamai Technologies, Inc. (1.3%) were the key drivers of relative strength in the Internet software & services segment, contributing more than 2.5 percentage points and one percentage point, respectively, to relative performance. The strong performance of these stocks more than offset the negative impact of other holdings in the segment, including Yahoo! Inc. (4.8%). Apple, Inc. (5.5%) and NetApp, Inc. (0.5%) made the most significant contributions to relative performance in the computers & peripherals segment of the Fund, with Apple contributing over one percentage point to the Fund’s relative performance. These positive factors more than offset the relative weakness of QUALCOMM, Inc. (1.5%) in the communications equipment segment, and Microsoft Corp. (3.4%), Shanda Interactive Entertainment and Symantec Corp. in the software segment of the Fund. Both Shanda and Symantec were sold in June.

The consumer discretionary sector also had a positive impact on the Fund’s relative performance, with particularly strong performance from Internet & catalog retail stocks, such as priceline.com, Inc. (2.5%), Netflix, Inc. (0.5%), Shutterfly, Inc. (0.9%) and Amazon.com, Inc. (2.7%). An overweight of the sector also had a positive impact on relative returns. Other stocks that had a positive impact on the Fund’s relative performance for the year ended June 30, 2010, included 51job, Inc. (2.0%) in the Fund’s industrials sector and Digital Realty Trust, Inc. (1.6%) in the Fund’s financials sector.

Stocks that detracted from relative returns included TD Ameritrade Holding Corp. (1.2%) and eHealth, Inc., sold in April, in the financials sector, and Intermap Technologies Corp. (0.2%) in the industrials sector.

With respect to litigation and administrative proceedings, the Fund benefited from the settlement of numerous class action-related litigation matters and a “fair fund” distribution relating to a Securities and Exchange Commission (“SEC”) administrative proceeding, all of which had significant effects on the Fund’s performance for the period. The Fund routinely participates in class action litigation in which it is an eligible class member by virtue of past Fund investments. The Fund may also from time to time opt out of a class action to pursue a direct claim against an issuer. In addition, the Fund periodically receives a portion of the proceeds collected by the SEC in settlement of an administrative proceeding. During the one year ended June 30, 2010, the Fund received

iii

class action and direct litigation settlement proceeds and amounts attributable to an SEC administrative proceeding, which positively impacted the Fund’s return by 5.91%.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and international based common-type stocks listed on the Nasdaq Stock Market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science & technology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Growth Opportunities Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
						Lipper
					NASDAQ	Science &
Class and	With		Without	S&P 500®	Composite	Technology Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 6/1/98	N/A		$3,216	$8,519	$5,678	$3,989

CLASS A 8/19/96	$2,966	#	$3,139	$8,519	$5,678	$3,989

CLASS B 6/1/98	N/A		$2,956	$8,519	$5,678	$3,989

CLASS C 11/3/98	N/A		$2,912	$8,519	$5,678	$3,989

CLASS R 7/29/04	N/A		$13,619	$10,563	$11,750	$11,836

(1)	Amounts represent growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of a maximum sales charge of 5.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and international based common-type stocks listed on the Nasdaq Stock Market. Index comparative returns commence on 7/1/00 for Class Y, A, B and C Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Science & Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00 for Class Y, A, B and C Shares of the Fund and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 6/1/98	N/A		25.59%	N/A		4.56%	N/A		(10.72)%	N/A		2.50%

CLASS A 8/19/96	18.46%	#	25.33%	3.12%	#	4.30%	(11.45)%	#	(10.94)%	N/A	+	7.29%

CLASS B 6/1/98	19.31%	†	24.31%	3.17%	†	3.52%	N/A		(11.47)%	N/A		1.74%

CLASS C 11/3/98	23.38%	†	24.38%	N/A		3.52%	N/A		(11.61)%	N/A		0.59%

CLASS R 7/29/04	N/A		24.94%	N/A		4.03%	N/A		N/A	N/A		5.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and R Shares for the fiscal year ended 6/30/09 were 2.36%, 2.62%, 3.38%, 3.37% and 2.72%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 and 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B, C and R Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

+	Class A Shares of the Fund were not subject to any sales charges until June 1998.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
	1/1/10	6/30/10	1/1/10-6/30/10(1),(2)	Ratio(2)

Actual
Class Y	$1,000.00	$934.85	$9.31	1.94%
Class A	$1,000.00	$934.08	$10.50	2.19%
Class B	$1,000.00	$930.47	$14.07	2.94%
Class C	$1,000.00	$930.50	$14.07	2.94%
Class R	$1,000.00	$932.73	$11.69	2.44%

Hypothetical
Class Y	$1,000.00	$1,015.17	$9.69	1.94%
Class A	$1,000.00	$1,013.93	$10.94	2.19%
Class B	$1,000.00	$1,010.22	$14.65	2.94%
Class C	$1,000.00	$1,010.22	$14.65	2.94%
Class R	$1,000.00	$1,012.69	$12.18	2.44%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).
(2)	Effective October 31, 2010, Munder Capital Management reduced the investment advisory fee for the Fund to 0.85% of the first $1.0 billion of average daily net assets and 0.80% of average daily net assets in excess of $1.0 billion. If this arrangement had been in place during the one-half year period ended 6/30/10, expenses paid on an actual $1,000 investment during the period would have been $8.59, $9.78, $13.35, $13.35 and $10.97 for Class Y, A, B, C and R Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $8.95, $10.19, $13.91, $13.91 and $11.43 for Class Y, A, B, C and R Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 100.0%
Consumer Discretionary — 11.7%
Hotels, Restaurants & Leisure — 2.7%
182,400	Ctrip.com International Ltd, ADR †	$6,850,944
66,000	Home Inns & Hotels Management Inc, ADR †	2,576,640

		9,427,584

Internet & Catalog Retail — 8.8%
83,100	Amazon.com Inc †	9,079,506
318,045	Expedia Inc	5,972,885
14,622	Netflix Inc †	1,588,680
92,806	PetMed Express Inc	1,651,947
48,666	priceline.com Inc †	8,591,496
130,850	Shutterfly Inc †	3,135,166

		30,019,680

Media — 0.2%
175,000	interCLICK Inc †	644,000

Total Consumer Discretionary		40,091,264

Energy — 1.8%
Energy Equipment & Services — 1.0%
101,000	National Oilwell Varco Inc	3,340,070

Oil, Gas & Consumable Fuels — 0.8%
320,000	China Integrated Energy Inc †	2,656,000

Total Energy		5,996,070

Financials — 3.0%
Capital Markets — 1.2%
276,700	TD Ameritrade Holding Corp †	4,233,510

Real Estate Investment Trusts (REITs) — 1.6%
91,500	Digital Realty Trust Inc	5,277,720

Real Estate Management & Development — 0.2%
222,426	ZipRealty Inc †	580,532

Total Financials		10,091,762

Health Care — 11.3%
Health Care Equipment & Supplies — 1.2%
13,600	Intuitive Surgical Inc †	4,292,432

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services — 0.5%
290,609	Health Grades Inc †	$1,743,654

Health Care Technology — 0.6%
75,000	athenahealth Inc †	1,959,750

Life Sciences Tools & Services — 4.1%
87,000	Illumina Inc †	3,787,110
105,000	Life Technologies Corp †	4,961,250
107,500	Thermo Fisher Scientific Inc †	5,272,875

		14,021,235

Pharmaceuticals — 4.9%
135,000	Abbott Laboratories	6,315,300
201,500	Teva Pharmaceutical Industries Ltd, ADR	10,475,985

		16,791,285

Total Health Care		38,808,356

Industrials — 6.5%
Commercial Services & Supplies — 0.2%
845,570	Intermap Technologies Corp †	548,066

Construction & Engineering — 1.5%
248,000	Quanta Services Inc †	5,121,200

Electrical Equipment — 1.1%
147,000	General Cable Corp †	3,917,550

Professional Services — 3.7%
329,454	51job Inc, ADR †	6,855,938
97,000	FTI Consulting Inc †	4,228,230
280,000	Seek Ltd	1,652,187

		12,736,355

Total Industrials		22,323,171

Information Technology — 60.4%
Communications Equipment — 4.7%
402,020	Cisco Systems Inc †	8,567,046
79,000	DG FastChannel Inc †	2,573,820
153,590	QUALCOMM Inc	5,043,896

		16,184,762

See Notes to Financial Statements.

2

Shares		Value(a)

Information Technology (Continued)
Computers & Peripherals — 7.5%
74,780	Apple Inc †	$18,809,414
94,700	EMC Corp/Massachusetts †	1,733,010
78,690	Hewlett-Packard Co	3,405,703
45,820	NetApp Inc †	1,709,544

		25,657,671

Information Technology Services — 0.9%
118,250	Amdocs Ltd †	3,175,012

Internet Software & Services — 33.4%
111,300	Akamai Technologies Inc †	4,515,441
181,000	Baidu Inc/China, ADR †	12,322,480
210,000	Earthlink Inc	1,671,600
262,161	eBay Inc †	5,140,977
24,788	Google Inc, Class A †	11,029,421
90,200	GSI Commerce Inc †	2,597,760
175,000	Internet Brands Inc, Class A †	1,807,750
151,028	LoopNet Inc †	1,862,175
5,786	Mainstream Data Inc †,(b),(d),(e),(f)	0
687,920	Monster Worldwide Inc †	8,014,268
5,715,750	Move Inc †	11,717,287
144,700	Netease.com, ADR †	4,588,437
293,100	NIC Inc	1,878,771
144,500	Sina Corp/China †	5,095,070
238,950	Sohu.com Inc †	9,818,455
632,371	TechTarget Inc †	3,402,156
88,800	Tencent Holdings Ltd	1,488,192
1,758,740	TheStreet.com Inc (c)	5,065,171
130,200	VeriSign Inc †	3,456,810
56,950	WebMD Health Corp †	2,644,189
1,181,120	Yahoo! Inc †	16,334,890

		114,451,300

Semiconductors & Semiconductor Equipment — 3.5%
260,000	Applied Materials Inc	3,125,200
147,200	ARM Holdings PLC, ADR	1,825,280
221,030	Intel Corp	4,299,033
110,000	Texas Instruments Inc	2,560,800

		11,810,313

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Software — 10.4%
88,670	Adobe Systems Inc †	$2,343,548
162,890	BMC Software Inc †	5,640,881
148,780	Check Point Software Technologies Ltd †	4,386,034
508,140	Microsoft Corp	11,692,301
162,775	Oracle Corp	3,493,152
60,040	Red Hat Inc †	1,737,558
299,670	Synopsys Inc †	6,254,113

		35,547,587

Total Information Technology		206,826,645

Telecommunication Services — 2.1%
Diversified Telecommunication Services — 2.1%
1,380,000	Qwest Communications International Inc	7,245,000

Utilities — 3.2%
Electric Utilities — 2.1%
135,000	ITC Holdings Corp	7,142,850

Independent Power Producers & Energy Traders — 1.1%
285,000	Calpine Corp †	3,625,200

Total Utilities		10,768,050

TOTAL COMMON STOCKS
(Cost $407,543,515)		342,150,318

INVESTMENT COMPANY SECURITY — 0.7%
(Cost $2,541,901)
2,541,901	State Street Institutional Liquid Reserves Fund	2,541,901

TOTAL INVESTMENTS
(Cost $410,085,416)	100.7%	344,692,219
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(2,487,096)

NET ASSETS	100.0%	$342,205,123

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Affiliated company security (See Notes to Financial Statements, Note 7).

See Notes to Financial Statements.

4

(d)	Security valued at fair value as of June 30, 2010 in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010, these securities represent $0, 0.0% of net assets.

(e)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(f)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2010, securities subject to restrictions on resale that have not been deemed to be liquid represent $0, 0.0% of net assets.

Security	Acquisition Date	Cost

Mainstream Data Inc	08/29/00	$213,440

ABBREVIATION:
ADR	— American Depositary Receipt

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	78.3%	$267,835,597
China	15.3	52,252,156
Israel	4.3	14,862,019
Guernsey	0.9	3,175,013
United Kingdom	0.5	1,825,280
Australia	0.5	1,652,187
Canada	0.2	548,066

TOTAL COMMON STOCKS	100.0	342,150,318
INVESTMENT COMPANY SECURITY	0.7	2,541,901

TOTAL INVESTMENTS	100.7	344,692,219
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(2,487,096)

NET ASSETS	100.0%	$342,205,123

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $401,534,940)	$339,627,048
Securities of affiliated company (cost — $8,550,476)	5,065,171

Total Investments	344,692,219
Dividends receivable	9,834
Receivable for investment securities sold	12,638,301
Receivable for Fund shares sold	42,087
Prepaid expenses and other assets	64,812

Total Assets	357,447,253

LIABILITIES:
Payable for investment securities purchased	13,443,176
Payable for Fund shares redeemed	637,474
Transfer agency/record keeping fees payable	485,014
Trustees’ fees and expenses payable	341,055
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	118,545
Administration fees payable	38,935
Investment advisory fees payable	9,469
Custody fees payable	8,300
Accrued expenses and other payables	160,162

Total Liabilities	15,242,130

NET ASSETS	$342,205,123

Investments, at cost	$410,085,416

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(158,696)
Accumulated net realized loss on investments sold	(1,367,562,050)
Net unrealized depreciation of investments	(65,393,012)
Paid-in capital	1,775,318,881

$342,205,123

NET ASSETS:
Class Y Shares	$10,751,528

Class A Shares	$262,009,645

Class B Shares	$14,693,616

Class C Shares	$54,588,323

Class R Shares	$162,011

SHARES OUTSTANDING:
Class Y Shares	477,185

Class A Shares	12,010,547

Class B Shares	736,933

Class C Shares	2,736,546

Class R Shares	7,541

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.53

CLASS A SHARES:
Net asset value and redemption price per share	$21.81

Maximum sales charge	5.50%
Maximum offering price per share	$23.08

CLASS B SHARES:
Net asset value and offering price per share*	$19.94

CLASS C SHARES:
Net asset value and offering price per share*	$19.95

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$21.48

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Growth Opportunities Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$1,417,049
Dividends on securities of affiliated company	141,908
Other income	162,907

Total Investment Income	1,721,864

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	643,407
Class B Shares	155,315
Class C Shares	509,281
Class R Shares	396
Investment advisory fees	3,371,641
Transfer agency/record keeping fees	2,439,863
Administration fees	443,651
Printing and mailing fees	223,966
Trustees’ fees and expenses	77,105
Custody fees	73,235
Registration and filing fees	52,483
Legal and audit fees	29,536
Other	38,178

Total Expenses	8,058,057

NET INVESTMENT LOSS	(6,336,193)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	30,318,736
Foreign currency-related transactions	(58,110)
Litigation proceeds	15,072,130
Net change in unrealized appreciation/(depreciation) of:
Securities	22,288,051
Foreign currency-related transactions	(263)

Net realized and unrealized gain on investments	67,620,544

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,284,351

(a)	Net of foreign withholding taxes of $1,299.

See Notes to Financial Statements.

8

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009(a)

Net investment loss	$(6,336,193)	$(6,038,172)
Net realized gain/(loss) from security transactions litigation proceeds, and foreign currency-related transactions	45,332,756	(41,193,330)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	22,287,788	(15,794,120)

Net increase/(decrease) in net assets resulting from operations	61,284,351	(63,025,622)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(3,279,944)	788,602
Class A Shares	3,534,871	(26,714,936)
Class B Shares	(3,607,200)	(5,515,262)
Class C Shares	4,869,991	(6,898,376)
Class K Shares	—	(1,744)
Class R Shares	136,675	(13,970)
Short-term trading fees	—	1,101
Fair fund distribution	872,803	—

Net increase/(decrease) in net assets	63,811,547	(101,380,207)
NET ASSETS:
Beginning of year	278,393,576	379,773,783

End of year	$342,205,123	$278,393,576

Accumulated net investment loss	$(158,696)	$(73,921)

(a)	Effective March 20, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009(a)

Amount
Class Y Shares:
Sold	$5,755,310	$3,428,526
Proceeds received in merger	945,293	—
Redeemed	(9,980,547)	(2,639,924)

Net increase/(decrease)	$(3,279,944)	$788,602

Class A Shares:
Sold*	$18,572,155	$9,992,464
Proceeds received in merger	43,581,359	—
Redeemed	(58,618,643)	(36,707,400)

Net increase/(decrease)	$3,534,871	$(26,714,936)

Class B Shares:
Sold	$521,714	$729,455
Proceeds received in merger	4,142,709	—
Redeemed*	(8,271,623)	(6,244,717)

Net decrease	$(3,607,200)	$(5,515,262)

Class C Shares:
Sold	$1,158,900	$866,110
Proceeds received in merger	12,706,043	—
Redeemed	(8,994,952)	(7,764,486)

Net increase/(decrease)	$4,869,991	$(6,898,376)

Class K Shares:
Redeemed	$—	$(1,744)

Net increase/(decrease)	$—	$(1,744)

Class R Shares:
Sold	$158,645	$16,173
Redeemed	(21,970)	(30,143)

Net increase/(decrease)	$136,675	$(13,970)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	Effective March 20, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009(a)

Shares
Class Y Shares:
Sold	261,415	217,005
Issued in exchange for proceeds received in merger	35,813	—
Redeemed	(446,694)	(163,744)

Net increase/(decrease)	(149,466)	53,261

Class A Shares:
Sold*	839,595	650,252
Issued in exchange for proceeds received in merger	1,704,869	—
Redeemed	(2,631,849)	(2,389,575)

Net decrease	(87,385)	(1,739,323)

Class B Shares:
Sold	26,515	52,593
Issued in exchange for proceeds received in merger	177,029	—
Redeemed*	(410,575)	(461,084)

Net decrease	(207,031)	(408,491)

Class C Shares:
Sold	57,988	63,323
Issued in exchange for proceeds received in merger	542,703	—
Redeemed	(438,492)	(545,347)

Net increase/(decrease)	162,199	(482,024)

Class K Shares:
Redeemed	—	(127)

Net increase/(decrease)	—	(127)

Class R Shares:
Sold	6,856	1,005
Redeemed	(942)	(1,505)

Net increase/(decrease)	5,914	(500)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	Effective March 20, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$17.94		$21.07	$24.00	$19.72	$18.05

Income/(loss) from investment operations:
Net investment loss	(0.34)		(0.30)	(0.31)	(0.33)	(0.20)
Net realized and unrealized gain/(loss) on investments	4.86		(2.83)	(2.62)	4.61	1.79

Total from investment operations	4.52		(3.13)	(2.93)	4.28	1.59

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.07		—	—	—	—

Net asset value, end of period	$22.53		$17.94	$21.07	$24.00	$19.72

Total return(d)	25.59	%(f)	(14.90)%	(12.17)%	21.64%	9.43	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,752		$11,243	$12,083	$6,841	$6,050
Ratio of operating expenses to average net assets	2.00%		2.36%	1.81%	2.07%	1.93%
Ratio of net investment loss to average net assets	(1.51)%		(1.85)%	(1.34)%	(1.56)%	(0.99)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.00%		2.36%	1.81%	2.07%	1.93%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.99% for Class Y Shares and 8.65% for Class A Shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

See Notes to Financial Statements.

12

A Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$17.41		$20.51	$23.41	$19.29	$17.70

(0.39)		(0.33)	(0.37)	(0.37)	(0.24)

4.73		(2.77)	(2.53)	4.49	1.75

4.34		(3.10)	(2.90)	4.12	1.51

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	0.08

0.06		—	—	—	—

$21.81		$17.41	$20.51	$23.41	$19.29

25.33	%(f)	(15.11)%	(12.43)%	21.41%	9.11	%(e)

$262,010		$210,683	$283,745	$392,918	$445,453

2.25%		2.62%	2.08%	2.33%	2.18%

(1.74)%		(2.10)%	(1.61)%	(1.83)%	(1.19)%
74%		71%	96%	62%	82%

2.25%		2.62%	2.08%	2.33%	2.18%

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$16.04		$19.02	$21.88	$18.16	$16.79

Income/(loss) from investment operations:
Net investment loss	(0.51)		(0.41)	(0.50)	(0.49)	(0.37)
Net realized and unrealized gain/(loss) on investments	4.36		(2.57)	(2.36)	4.21	1.66

Total from investment operations	3.85		(2.98)	(2.86)	3.72	1.29

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.05		—	—	—	—

Net asset value, end of period	$19.94		$16.04	$19.02	$21.88	$18.16

Total return(d)	24.31	%(f)	(15.71)%	(13.07)%	20.47%	8.35	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,694		$15,137	$25,728	$35,603	$47,126
Ratio of operating expenses to average net assets	3.01%		3.38%	2.83%	3.08%	2.95%
Ratio of net investment loss to average net assets	(2.51)%		(2.85)%	(2.36)%	(2.59)%	(2.04)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.01%		3.38%	2.83%	3.08%	2.95%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 7.87% for Class B Shares and 7.87% for Class C Shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

See Notes to Financial Statements.

14

C Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$16.04		$19.03	$21.90	$18.17	$16.80

(0.51)		(0.42)	(0.50)	(0.49)	(0.37)

4.37		(2.57)	(2.37)	4.22	1.66

3.86		(2.99)	(2.87)	3.73	1.29

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	0.08

0.05		—	—	—	—

$19.95		$16.04	$19.03	$21.90	$18.17

24.38	%(f)	(15.76)%	(13.06)%	20.46%	8.34	%(e)

$54,588		$41,302	$58,172	$82,541	$99,230

3.00%		3.37%	2.83%	3.08%	2.94%

(2.48)%		(2.85)%	(2.37)%	(2.59)%	(1.99)%
74%		71%	96%	62%	82%

3.00%		3.37%	2.83%	3.08%	2.94%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$17.20		$20.29	$23.23	$19.20	$17.66

Income/(loss) from investment operations:
Net investment loss	(0.42)		(0.37)	(0.42)	(0.43)	(0.29)
Net realized and unrealized gain/(loss) on investments	4.65		(2.72)	(2.52)	4.46	1.75

Total from investment operations	4.23		(3.09)	(2.94)	4.03	1.46

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.05		—	—	—	—

Net asset value, end of period	$21.48		$17.20	$20.29	$23.23	$19.20

Total return(d)	24.94	%(f)	(15.27)%	(12.65)%	21.04%	8.84	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$162		$28	$43	$49	$12
Ratio of operating expenses to average net assets	2.47%		2.72%	2.33%	2.55%	2.42%
Ratio of net investment loss to average net assets	(1.86)%		(2.19)%	(1.86)%	(2.07)%	(1.46)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.47%		2.72%	2.33%	2.55%	2.42%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.39% for Class R Shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

See Notes to Financial Statements.

16

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund, which was known until December 31, 2009 as the Munder Internet Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On April 23, 2010, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Technology Fund (“Technology Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Technology Fund (the “Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on October 27, 2009. The primary reason for the reorganization was to provide potential economies of scale from combining two funds with similar investment objectives and strategies and portfolio investments into a single fund.

Number of shares outstanding of the Technology Fund prior to merger:
Class A	10,610,286
Class B	1,089,552
Class C	3,703,985
Class Y	206,086

17

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

Number of shares of the Growth Opportunities Fund issued for shares of the Technology Fund:
Class A	1,704,869
Class B	177,029
Class C	542,703
Class R	—
Class Y	35,813
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Technology Fund	$1,235,366

There were no undistributed income or gain amounts unpaid prior to the merger of the Technology Fund.

	Prior to Merger	After Merger

Net assets of the Technology Fund
Class A	$43,581,359	$—
Class B	4,142,709	—
Class C	12,706,043	—
Class Y	945,293	—
Net assets of the Growth Opportunities Fund
Class A	$272,588,328	$316,169,687
Class B	14,376,647	18,519,356
Class C	53,226,189	65,932,232
Class R	102,058	102,058
Class Y	13,044,921	13,990,214

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of the Technology Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Statement of Operations reflects the operations of the Growth Opportunities Fund for the period both before and after the Reorganization. If the Reorganization had occurred on the first day of the Growth Opportunities Fund’s fiscal year, the pro forma results of operations for the year ended June 30, 2010 would have been net investment loss of $7,346,411 (including the impact of $281,658 in merger synergies), net realized and unrealized gain on investments of $85,943,509 and net increase in net assets resulting from operations of $78,595,024.

Since April 23, 2010, the Growth Opportunities Fund has been managed as a single, integrated portfolio. As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Technology Fund that are

18

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

included in the Statement of Operations between April 23, 2010 and June 30, 2010.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

19

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

	Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$344,692,219
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—	*

Total	$344,692,219

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock and
Preferred Stock —
Information
Technology
Balance as of 6/30/2009	$— *
Transfer in and/or out of Level 3	—
Net purchases/(sales)	(195,555)
Accrued discounts/(premiums)	—
Realized gains/(losses)	(804,444)
Change in unrealized appreciation/(depreciation)	999,999

Balance as of 6/30/2010	$— *

Net change in unrealized appreciation/(depreciation) from investments still held at the end of the period	$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

20

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2010 (continued)

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes

21

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an

22

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

annual rate of 1.00% on the first $500 million of its average daily net assets; 0.85% on the next $500 million of its average daily net assets: and 0.80% on average daily net assets exceeding $1 billion. Prior to January 1, 2010, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at the annual rate of 1.00% on the first $1 billion of its average daily net assets; and 0.85% on average daily net assets exceeding $1 billion. During the year ended June 30, 2010, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $443,651 before payment of sub-administration fees and $297,465 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1316% for administrative services.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

23

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $242,492,875 and $287,290,329, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $21,601,430, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $87,565,677 and net depreciation for Federal income tax purposes was $65,964,247. At June 30, 2010, aggregate cost for Federal income tax purposes was $410,656,466.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services

24

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

for use with Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. As of June 30, 2010, more than 25% of the Fund’s net assets was invested in issuers in the Internet software & services industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

7.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2010, the Fund held the following security of a company that could be deemed to be an affiliated company:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/09	Cost	Shares	Proceeds	Shares	6/30/2010	Income	Loss

TheStreet.com Inc.	$1,021,951	$3,441,837	1,269,768	$—	—	$5,065,171	$141,908	$—

8.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $4,585.

25

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2010 (continued)

9.	Litigation and Fair Fund Distribution Proceeds

The Fund received payments in the amount of $15,072,130 in settlement of class action and direct litigation against issuers of past Fund investments during the year ended June 30, 2010. These payments are recorded as Litigation proceeds in the Fund’s Statement of Operations. In addition, the Fund received payments during the year ended June 30, 2010 related to an SEC administrative proceeding of $872,803. This amount is recorded as Fair fund distribution in the Fund’s Statement of Changes in Net Assets.

10.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Income Tax Information (Unaudited)

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, Fair fund distribution payments, expired capital loss carryforwards and security basis and capital loss adjustments related to the merger with Munder Technology Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$6,251,418	$2,101,990,984	$(2,108,242,402)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Post October	Capital Loss	Unrealized
Loss	Carryover	Depreciation	Total

$(57,401)	$(1,366,990,998)	$(65,964,062)	$(1,433,012,461)

26

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2010 (continued)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $1,366,990,998 of unused capital losses of which $864,896,630, $245,904,886, $158,927,662, $48,842,725, $8,435,734 and $39,983,361 expire in 2011, 2012, 2013, 2014, 2016 and 2017, respectively. In addition, $2,539,920 of the losses expiring in 2011, $1,941,949 of the losses expiring in 2011 and $17,774,805 of the losses expiring in 2014, 2016 and 2017, may be further limited as these amounts were acquired in the reorganizations with the Amerindo Technology Fund that occurred on October 21, 2005, the Munder @Vantage Fund that occurred on December 14, 2007 and the Munder Technology Fund that occurred on April 23, 2010, respectively.

The Fund utilized capital loss carryovers during the year ended June 30, 2010 in the amount of $25,003,361. During the current year, $2,109,628,308 of capital loss carryovers expired unused.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2009 and June 30, 2010 of $57,401.

12.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2010, the Fund designated approximately $1,553,301 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

13.	Subsequent Events

On August 17, 2010, the Board of Trustees approved the reorganization of the Munder Energy Fund, a separate series of MST, and the Munder Healthcare Fund, a separate series of MST II, with and into the Fund, subject to approval by shareholders. On August 17, 2010, the Board of Trustees approved a change in the structure of the fee paid to the Advisor for its advisory services. Effective October 31, 2010, the Advisor will be entitled to receive from the Fund a fee, computed and payable daily, at an annual rate of 0.85% of the first $1.0 billion of average daily net assets and 0.80% of average daily net assets in excess of $1.0 billion. Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

27

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

14.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

15.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

17.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board

28

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

29

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), including whether an adjustment should be made to the contractual fee for the Fund;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings

30

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmarks for the ten-year period and exceeded the performance of its benchmarks for the one-, three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the ten-year period and exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where

31

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased

32

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

18.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

33

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

34

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

35

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc, the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

	Position(s)	Term of Office(1) and
	with the	Length of
Name, Address and Age	Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

36

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2010 (continued)

	Position(s)	Term of Office(1) and
	with the	Length of
Name, Address and Age	Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Growth Opportunities Fund
(formerly the Munder Internet Fund) and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Growth Opportunities Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Growth Opportunities Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

38

[This Page Intentionally Left Blank]

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNGROWTH610

ANNUAL REPORT
June 30, 2010

Munder Large-Cap Growth Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
38	Report to Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. A substantial portion of the Fund’s assets is invested in information technology securities, which tend to be relatively volatile. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Gura and Thomas Kenny*

The U.S. stock market had strong performance from July 2009 through March 2010, with most U.S. stock market indices posting a positive double-digit return. The market then reversed course and declined sharply during the April through June 2010 time period, with many U.S. indices posting negative double-digit returns. While the Fund had strong relative performance during the April through June market decline, it lagged during the first quarters of its fiscal year ended June 30, 2010. As a result, while the Fund posted a strong absolute return of 10.80% for the one-year ended June 30, 2010 as a whole, it trailed the 13.62% return for its Russell 1000® Growth benchmark and the 11.06% median return for the Lipper universe of large-cap growth mutual funds The energy and financials sectors of the Fund had the most positive impact on the Fund’s relative performance. The detractors included the industrials, information technology, consumer discretionary, consumer staples and health care sectors.

Core Laboratories N.V. (1.3% of the Fund) was the key contributor to relative strength in the Fund’s energy sector. The company provides proprietary patented services and technology to the oil and gas industry. A position in Peabody Energy Corp. (0.8%) and an underweight in Exxon Mobil Corp. (1.9%) also boosted returns in the sector. Positions in three stocks with strong performance for the year ended June 30, 2010, resulted in the outperformance of the Fund’s financials sector: American Express Co. (1.2%), Digital Realty Trust, Inc., which owns and manages technology-related real estate, and Credicorp Ltd., which provides financial services in the Republic of Peru. Digital Realty Trust was sold in March, while Credicorp was eliminated from the Fund in June. Given the strong price movement for each of these stocks, valuation considerations made them less attractive than alternative holdings.

The industrials sector of the Fund had the most negative impact on the Fund’s relative performance, largely due to its positions in two construction and engineering firms: Aecom Technology Corp. (0.9%) and URS Corp. (0.7%). QUALCOMM, Inc. (1.4%), Research in Motion, Ltd., maker of the Blackberry smartphone, and Vista Print N.V. detracted from returns in the Fund’s information technology sector. Research in Motion and Vista Print were sold from the Fund in January and May, respectively. Positions in two for-profit education companies, Apollo Group, Inc. and ITT Educational Services, Inc., were responsible for the relative weakness in the consumer discretionary sector. The stocks were sold in October and June, respectively. Ralcorp Holdings, Inc., which manufactures and distributes food products, held back returns in the consumer staples sector, and Gilead Sciences, Inc. (0.7%) detracted from returns in the Fund’s health care sector. Ralcorp was eliminated from the Fund in May.

With respect to litigation, the Fund routinely participates in class action litigation in which it is an eligible class member by virtue of past Fund investments. The Fund may also from time to time opt out of a class action to pursue a direct claim against an issuer. In the one-year period ended June 30, 2010, the Fund received class action and direct litigation settlement proceeds, which boosted the Fund’s performance by 1.96%.

iii

*	Mark Lebovitz and Kenneth Smith joined the Fund’s portfolio management team in August 2010, replacing Mr. Kenny.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10
				Russell	Lipper
				1000®	Large-Cap
Class and	With		Without	Growth	Growth Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/16/93	N/A		$7,435	$5,900	$6,293

CLASS A 8/4/93	$6,837	#	$7,235	$5,900	$6,293

CLASS B 4/29/93	N/A		$6,791	$5,900	$6,293

CLASS C 9/20/93	N/A		$6,731	$5,900	$6,293

CLASS K 6/23/95	N/A		$7,256	$5,900	$6,293

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index comparative returns commence on 7/1/00.

**	The Lipper Large-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 8/16/93	N/A		10.80%	N/A		(2.85)%	N/A		(2.92)%	N/A		4.31%

CLASS A 8/4/93	4.42%	#	10.48%	(4.17)%	#	(3.09)%	(3.73)%	#	(3.18)%	3.68%	#	4.03%

CLASS B 4/29/93	4.66%	†	9.66%	(4.18)%	†	(3.82)%	N/A		(3.80)%	N/A		3.70%

CLASS C 9/20/93	8.68%	†	9.68%	N/A		(3.80)%	N/A		(3.88)%	N/A		3.30%

CLASS K 6/23/95	N/A		10.55%	N/A		(3.08)%	N/A		(3.16)%	N/A		3.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares for the fiscal year ended 6/30/09 were 1.36%, 1.61%, 2.36%, 2.37% and 1.61%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and C Shares during the 1993-2001 calendar years and the Fund’s Class K Shares during the 1995-2001 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you

x

determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/2010-6/30/2010	Ratio

Actual
Class Y	$1,000.00	$927.93	$6.88	1.44%
Class A	$1,000.00	$926.83	$8.07	1.69%
Class B	$1,000.00	$923.22	$11.68	2.45%
Class C	$1,000.00	$923.91	$11.64	2.44%
Class K	$1,000.00	$927.79	$8.08	1.69%

Hypothetical
Class Y	$1,000.00	$1,017.65	$7.20	1.44%
Class A	$1,000.00	$1,016.41	$8.45	1.69%
Class B	$1,000.00	$1,012.65	$12.23	2.45%
Class C	$1,000.00	$1,012.69	$12.18	2.44%
Class K	$1,000.00	$1,016.41	$8.45	1.69%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 95.8%
Consumer Discretionary — 15.0%
Auto Components — 1.1%
20,495	Johnson Controls Inc	$550,701

Automobiles — 0.7%
33,885	Ford Motor Co †	341,561

Hotels, Restaurants & Leisure — 1.2%
8,815	McDonald’s Corp	580,644

Household Durables — 0.5%
6,530	Tupperware Brands Corp	260,220

Media — 1.8%
14,235	DIRECTV, Class A †	482,851
32,505	News Corp, Class A	388,760

		871,611

Multiline Retail — 3.6%
18,960	Big Lots Inc †	608,426
15,353	Dollar Tree Inc †	639,125
10,025	Target Corp	492,929

		1,740,480

Specialty Retail — 6.1%
17,635	Aeropostale Inc †	505,067
16,670	Home Depot Inc	467,927
12,805	Lowe’s Cos Inc	261,478
12,335	PetSmart Inc	372,147
5,960	Ross Stores Inc	317,608
84,775	Sally Beauty Holdings Inc †	695,155
9,295	TJX Cos Inc	389,925

		3,009,307

Total Consumer Discretionary		7,354,524

Consumer Staples — 11.9%
Beverages — 5.0%
5,605	Cia de Bebidas das Americas, ADR	566,161
12,265	Coca-Cola Co/The	614,722
13,185	Dr Pepper Snapple Group Inc	492,987
12,390	PepsiCo Inc/NC	755,171

		2,429,041

See Notes to Financial Statements.

1

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food & Staples Retailing — 2.2%
13,205	Sysco Corp	$377,267
14,180	Wal-Mart Stores Inc	681,632

		1,058,899

Food Products — 1.1%
3,755	Kellogg Co	188,877
7,790	TreeHouse Foods Inc †	355,691

		544,568

Household Products — 1.4%
8,925	Colgate-Palmolive Co	702,933

Personal Products — 1.0%
20,190	Nu Skin Enterprises Inc, Class A	503,337

Tobacco — 1.2%
12,880	Philip Morris International Inc	590,419

Total Consumer Staples		5,829,197

Energy — 7.1%
Energy Equipment & Services — 2.6%
14,425	Atwood Oceanics Inc †	368,126
4,175	Core Laboratories NV	616,272
4,915	Schlumberger Ltd	271,996

		1,256,394

Oil, Gas & Consumable Fuels — 4.5%
23,425	EXCO Resources Inc	342,239
16,290	Exxon Mobil Corp	929,670
7,150	Occidental Petroleum Corp	551,623
9,515	Peabody Energy Corp	372,322

		2,195,854

Total Energy		3,452,248

Financials — 5.2%
Commercial Banks — 1.8%
34,045	Itau Unibanco Holding SA, ADR	613,150
6,650	Signature Bank/New York NY †	252,767

		865,917

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Consumer Finance — 2.3%
14,820	American Express Co	$588,354
29,175	Ezcorp Inc, Class A †	541,196

		1,129,550

Diversified Financial Services — 0.7%
9,015	JPMorgan Chase & Co	330,039

Insurance — 0.4%
5,370	Aflac Inc	229,138

Total Financials		2,554,644

Health Care — 11.4%
Biotechnology — 1.6%
8,820	Celgene Corp †	448,232
9,535	Gilead Sciences Inc †	326,860

		775,092

Health Care Providers & Services — 4.1%
12,085	AmerisourceBergen Corp	383,699
6,855	Catalyst Health Solutions Inc †	236,497
11,025	Community Health Systems Inc †	372,755
5,440	Express Scripts Inc †	255,789
33,465	Health Management Associates Inc, Class A †	260,023
9,310	Medco Health Solutions Inc †	512,795

		2,021,558

Pharmaceuticals — 5.7%
13,680	Abbott Laboratories	639,950
15,283	Johnson & Johnson	902,614
7,510	Teva Pharmaceutical Industries Ltd, ADR	390,445
20,685	Warner Chilcott PLC, Class A †	472,652
8,750	Watson Pharmaceuticals Inc †	354,988

		2,760,649

Total Health Care		5,557,299

Industrials — 11.6%
Aerospace & Defense — 4.2%
6,920	Boeing Co/The	434,230
8,485	Honeywell International Inc	331,170

See Notes to Financial Statements.

3

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Aerospace & Defense (Continued)
7,185	Raytheon Co	$347,682
14,440	United Technologies Corp	937,300

		2,050,382

Air Freight & Logistics — 1.0%
8,640	United Parcel Service Inc, Class B	491,529

Construction & Engineering — 1.6%
18,320	Aecom Technology Corp †	422,459
9,045	URS Corp †	355,921

		778,380

Industrial Conglomerates — 1.3%
7,870	3M Co	621,651

Machinery — 1.2%
4,070	Caterpillar Inc	244,485
9,650	Danaher Corp	358,208

		602,693

Professional Services — 1.3%
11,090	IHS Inc, Class A †	647,878

Road & Rail — 1.0%
7,270	Union Pacific Corp	505,338

Total Industrials		5,697,851

Information Technology — 30.7%
Communications Equipment — 4.3%
66,927	Cisco Systems Inc †	1,426,214
20,315	QUALCOMM Inc	667,145

		2,093,359

Computers & Peripherals — 9.5%
10,870	Apple Inc †	2,734,131
47,695	EMC Corp/Massachusetts †	872,819
23,755	Hewlett-Packard Co	1,028,116

		4,635,066

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Information Technology Services — 4.7%
7,310	Alliance Data Systems Corp †	$435,091
11,985	International Business Machines Corp	1,479,908
2,005	Mastercard Inc, Class A	400,058

		2,315,057

Internet Software & Services — 4.1%
5,105	Baidu Inc/China, ADR †	347,548
2,720	Google Inc, Class A †	1,210,264
33,335	Yahoo! Inc †	461,023

		2,018,835

Semiconductors & Semiconductor Equipment — 2.4%
17,930	Intel Corp	348,739
37,590	Marvell Technology Group Ltd †	592,418
10,040	Texas Instruments Inc	233,731

		1,174,888

Software — 5.7%
15,545	Check Point Software Technologies Ltd †	458,267
45,750	Microsoft Corp	1,052,707
36,625	Oracle Corp	785,973
13,955	Solera Holdings Inc	505,171

		2,802,118

Total Information Technology		15,039,323

Materials — 2.0%
Chemicals — 2.0%
4,240	Lubrizol Corp	340,515
3,465	Monsanto Co	160,152
6,305	Praxair Inc	479,117

Total Materials		979,784

Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
27,235	tw telecom inc †	454,280

TOTAL COMMON STOCKS
(Cost $42,166,450)		46,919,150

See Notes to Financial Statements.

5

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

INVESTMENT COMPANY SECURITY — 4.6%
(Cost $2,246,369)
2,246,369	State Street Institutional Liquid Reserves Fund	$2,246,369

TOTAL INVESTMENTS
(Cost $44,412,819)	100.4%	49,165,519
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(184,513)

NET ASSETS	100.0%	$48,981,006

†	Non-income producing security.

(a)	As of June 30, 2010, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	— American Depositary Receipt

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	87.5%	$42,862,236
Brazil	2.4	1,179,312
Israel	1.7	848,712
Netherlands	1.3	616,272
Bermuda	1.2	592,418
Ireland	1.0	472,652
China	0.7	347,548

TOTAL COMMON STOCKS	95.8	46,919,150
INVESTMENT COMPANY SECURITY	4.6	2,246,369

TOTAL INVESTMENTS	100.4	49,165,519
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(184,513)

NET ASSETS	100.0%	$48,981,006

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Large-Cap Growth Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$49,165,519
Cash	8,549
Dividends receivable	38,270
Receivable for investment securities sold	1,382,841
Receivable for Fund shares sold	1,961
Prepaid expenses and other assets	60,417

Total Assets	50,657,557

LIABILITIES:
Payable for investment securities purchased	1,380,124
Payable for Fund shares redeemed	109,108
Trustees’ fees and expenses payable	119,965
Transfer agency/record keeping fees payable	15,065
Administration fees payable	7,185
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,520
Shareholder servicing fees payable — Class K Shares	3,650
Custody fees payable	3,472
Investment advisory fees payable	1,016
Accrued expenses and other payables	32,446

Total Liabilities	1,676,551

NET ASSETS	$48,981,006

Investments, at cost	$44,412,819

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(75,958)
Accumulated net realized loss on investments sold	(26,963,719)
Net unrealized appreciation of investments	4,752,700
Paid-in capital	71,267,983

$48,981,006

NET ASSETS:
Class Y Shares	$19,144,302

Class A Shares	$11,100,230

Class B Shares	$526,579

Class C Shares	$1,923,558

Class K Shares	$16,286,337

SHARES OUTSTANDING:
Class Y Shares	1,548,770

Class A Shares	942,126

Class B Shares	52,123

Class C Shares	188,644

Class K Shares	1,378,492

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$12.36

CLASS A SHARES:
Net asset value and redemption price per share	$11.78

Maximum sales charge	5.50%
Maximum offering price per share	$12.47

CLASS B SHARES:
Net asset value and offering price per share*	$10.10

CLASS C SHARES:
Net asset value and offering price per share*	$10.20

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.81

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Growth Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends(a)	$832,500
Other income	30,705

Total Investment Income	863,205

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	30,453
Class B Shares	8,498
Class C Shares	22,128
Shareholder servicing fees:
Class K Shares	52,494
Investment advisory fees	447,692
Administration fees	99,330
Transfer agency/record keeping fees	88,850
Trustees’ fees and expenses	64,428
Registration and filing fees	46,867
Custody fees	41,660
Legal and audit fees	30,314
Printing and mailing fees	29,071
Other	22,280

Total Expenses	984,065

NET INVESTMENT LOSS	(120,860)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	4,935,349
Litigation proceeds	1,099,586
Net change in unrealized appreciation/(depreciation) of securities	1,468,057

Net realized and unrealized gain on investments	7,502,992

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,382,132

(a)	Net of foreign withholding taxes of $2,327.

See Notes to Financial Statements.

10

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income/(loss)	$(120,860)	$149,593
Net realized gain/(loss) from security transactions, litigation proceeds and foreign currency-related transactions	6,034,935	(27,597,657)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	1,468,057	(8,321,780)

Net increase/(decrease) in net assets resulting from operations	7,382,132	(35,769,844)
Dividends to shareholders from net investment income:
Class Y Shares	(98,146)	—
Class A Shares	(20,136)	—
Class K Shares	(38,792)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(7,355,006)	(3,605,333)
Class A Shares	(1,253,138)	(4,199,760)
Class B Shares	(581,300)	(644,357)
Class C Shares	(369,297)	(410,838)
Class K Shares	(10,224,018)	(4,900,072)
Class R Shares(a)	—	(3,726)
Short-term trading fees	—	87

Net decrease in net assets	(12,557,701)	(49,533,843)
NET ASSETS:
Beginning of year	61,538,707	111,072,550

End of year	$48,981,006	$61,538,707

Undistributed net investment income/(Accumulated net investment loss)	$(75,958)	$108,292

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

11

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$1,014,424	$3,158,641
Issued as reinvestment of dividends	66,043	—
Redeemed	(8,435,473)	(6,763,974)

Net decrease	$(7,355,006)	$(3,605,333)

Class A Shares:
Sold*	$1,838,016	$1,010,585
Issued as reinvestment of dividends	13,707	—
Redeemed	(3,104,861)	(5,210,345)

Net decrease	$(1,253,138)	$(4,199,760)

Class B Shares:
Sold	$26,563	$76,876
Redeemed*	(607,863)	(721,233)

Net decrease	$(581,300)	$(644,357)

Class C Shares:
Sold	$48,667	$631,740
Redeemed	(417,964)	(1,042,578)

Net decrease	$(369,297)	$(410,838)

Class K Shares:
Sold	$398,213	$4,457,954
Issued as reinvestment of dividends	1,630	—
Redeemed	(10,623,861)	(9,358,026)

Net decrease	$(10,224,018)	$(4,900,072)

Class R Shares(a):
Redeemed	$—	$(3,726)

Net decrease	$—	$(3,726)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	76,865	268,822
Issued as reinvestment of dividends	4,907	—
Redeemed	(648,487)	(637,384)

Net decrease	(566,715)	(368,562)

Class A Shares:
Sold*	144,337	100,505
Issued as reinvestment of dividends	1,068	—
Redeemed	(251,553)	(470,927)

Net decrease	(106,148)	(370,422)

Class B Shares:
Sold	2,515	8,570
Redeemed*	(56,480)	(79,017)

Net decrease	(53,965)	(70,447)

Class C Shares:
Sold	4,531	68,669
Redeemed	(38,618)	(109,903)

Net decrease	(34,087)	(41,234)

Class K Shares:
Sold	31,611	384,351
Issued as reinvestment of dividends	126	—
Redeemed	(856,114)	(887,375)

Net decrease	(824,377)	(503,024)

Class R Shares(a):
Redeemed	—	(421)

Net decrease	—	(421)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

13

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$11.20		$16.33	$19.00	$16.07	$15.35

Income/(loss) from investment operations:
Net investment income/(loss)	(0.00	)(c)	0.05	(0.02)	0.02	0.02
Net realized and unrealized gain/(loss) on investments	1.21		(5.18)	(1.30)	2.91	0.62

Total from investment operations	1.21		(5.13)	(1.32)	2.93	0.64

Less distributions:
Dividends from net investment income	(0.05)		—	—	—	—
Distributions from net realized gains	—		—	(1.35)	—	(0.00	)(c)

Total distributions	(0.05)		—	(1.35)	—	(0.00	)(c)

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Net asset value, end of period	$12.36		$11.20	$16.33	$19.00	$16.07

Total return(d)	10.80	%(f)	(31.41)%	(7.98)%	18.31%	4.63	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,144		$23,701	$40,567	$42,544	$47,636
Ratio of operating expenses to average net assets	1.46%		1.36%	1.19%	1.20%	1.23%
Ratio of net investment income/(loss) to average net assets	(0.01)%		0.40%	(0.11)%	0.10%	0.13%
Portfolio turnover rate	92%		91%	98%	90%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.46%		1.36%	1.19%	1.20%	1.23%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 1993 and August 4, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 4.11% for Class Y Shares and 3.91% for Class A Shares.

(f)	If the Fund had not received litigation proceeds, the total return would have been 8.84% for Class Y Shares and 8.51% for Class A Shares.

See Notes to Financial Statements.

14

A Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$10.68		$15.61	$18.26	$15.48	$14.82

(0.03)		0.02	(0.06)	(0.02)	(0.02)

1.15		(4.95)	(1.24)	2.80	0.60

1.12		(4.93)	(1.30)	2.78	0.58

(0.02)		—	—	—	—
—		—	(1.35)	—	—

(0.02)		—	(1.35)	—	—

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	0.08

$11.78		$10.68	$15.61	$18.26	$15.48

10.48	%(f)	(31.58)%	(8.20)%	17.96%	4.45	%(e)

$11,100		$11,196	$22,142	$26,807	$28,995

1.71%		1.61%	1.44%	1.45%	1.48%

(0.26)%		0.14%	(0.36)%	(0.14)%	(0.12)%
92%		91%	98%	90%	60%

1.71%		1.61%	1.44%	1.45%	1.48%

See Notes to Financial Statements.

15

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.21		$13.56	$16.14	$13.79	$13.31

Income/(loss) from investment operations:
Net investment loss	(0.11)		(0.06)	(0.17)	(0.13)	(0.12)
Net realized and unrealized gain/(loss) on investments	1.00		(4.29)	(1.06)	2.48	0.53

Total from investment operations	0.89		(4.35)	(1.23)	2.35	0.41

Less distributions:
Distributions from net realized gains	—		—	(1.35)	—	—

Total distributions	—		—	(1.35)	—	—

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.07

Net asset value, end of period	$10.10		$9.21	$13.56	$16.14	$13.79

Total return(d)	9.66	%(f)	(32.08)%	(8.88)%	17.04%	3.61	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$527		$977	$2,394	$2,788	$2,992
Ratio of operating expenses to average net assets	2.46%		2.36%	2.19%	2.20%	2.23%
Ratio of net investment loss to average net assets	(1.03)%		(0.61)%	(1.11)%	(0.90)%	(0.88)%
Portfolio turnover rate	92%		91%	98%	90%	60%
Ratio of operating expenses to average net assets without expense reimbursements	2.46%		2.36%	2.19%	2.20%	2.23%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on April 29, 1993 and September 20, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.08% for Class B Shares and 3.06% for Class C Shares.

(f)	If the Fund had not received litigation proceeds, the total return would have been 7.71% for Class B Shares and 7.74% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$9.30		$13.69	$16.28	$13.91	$13.42

(0.11)		(0.06)	(0.17)	(0.13)	(0.12)

1.01		(4.33)	(1.07)	2.50	0.54

0.90		(4.39)	(1.24)	2.37	0.42

—		—	(1.35)	—	—

—		—	(1.35)	—	—

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	0.07

$10.20		$9.30	$13.69	$16.28	$13.91

9.68	%(f)	(32.07)%	(8.87)%	17.12%	3.58	%(e)

$1,924		$2,071	$3,613	$3,550	$3,578

2.46%		2.37%	2.19%	2.20%	2.23%

(1.01)%		(0.61)%	(1.11)%	(0.89)%	(0.87)%
92%		91%	98%	90%	60%

2.46%		2.37%	2.19%	2.20%	2.23%

See Notes to Financial Statements.

17

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$10.71		$15.65	$18.31	$15.52	$14.86

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)		0.02	(0.06)	(0.02)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.15		(4.96)	(1.25)	2.81	0.59

Total from investment operations	1.12		(4.94)	(1.31)	2.79	0.58

Less distributions:
Dividends from net investment income	(0.02)		—	—	—	—
Distributions from net realized gains	—		—	(1.35)	—	—

Total distributions	(0.02)		—	(1.35)	—	—

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Net asset value, end of period	$11.81		$10.71	$15.65	$18.31	$15.52

Total return(d)	10.55	%(f)	(31.57)%	(8.23)%	17.98%	4.44	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,286		$23,593	$42,350	$45,968	$48,099
Ratio of operating expenses to average net assets	1.71%		1.61%	1.44%	1.45%	1.46%
Ratio of net investment income/(loss) to average net assets	(0.26)%		0.15%	(0.36)%	(0.14)%	(0.07)%
Portfolio turnover rate	92%		91%	98%	90%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.71%		1.61%	1.44%	1.45%	1.46%

(a)	Class K Shares of the Fund commenced operations on June 23, 1995.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.90% for Class K Shares.

(f)	If the Fund had not received litigation proceeds, the total return would have been 8.59% for Class K Shares.

See Notes to Financial Statements.

18

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Large-Cap Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

19

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by a Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$49,165,519
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$49,165,519

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or

21

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the receiving Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

22

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% on the next $1 billion of average daily net assets; and 0.70% on average daily net assets exceeding $2 billion. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $99,330 before payment of sub-administration fees and $64,031 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1664% for administrative services.

As of June 30, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $4,089 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2010.

23

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, if any, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2010, the Fund paid $1,460 to Comerica Securities and

24

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

$51,295 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities for the Fund were $53,353,231 and $74,188,332 respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $6,551,577 aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,341,775 and net appreciation for Federal income tax purposes was $4,209,802. At June 30, 2010, aggregate cost for Federal income tax purposes was $44,955,717.

6.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $907.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

8.	Litigation Proceeds

The Fund received payments in settlement of class action and direct litigation against issuers of past Fund investments of $1,099,586 during the year ended June 30, 2010. These payments are recorded as Litigation Proceeds in the Fund’s Statement of Operations.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from net operating losses, distributions in excess of current earnings and expired carry forward losses were reclassified at year-end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated	Paid-in
Investment Loss	Net Realized Loss	Capital

$93,684	$632,428	$(726,112)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009, was as follows:

Ordinary
Income
June 30, 2010	$157,074
June 30, 2009	—

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital	Unrealized
Loss Carryover	Appreciation	Total

$(26,420,823)	$4,209,802	$(22,211,021)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees fees.

26

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $26,420,823 of unused capital losses of which $15,433,719 and $10,987,104 expire in 2017 and 2018, respectively.

The Fund had $632,428 of capital loss carryforwards expire during the current year unused.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 99.78% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designated approximately $833,190 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. As of August 2010, the Fund’s portfolio management team comprises Michael Gura, Mark Lebovitz and Kenneth Smith. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by

27

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be

28

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

29

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-, three- and five-year and since inception periods and exceeded the performance of its benchmark for the ten-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Lipper universe of large-cap growth funds for the one-,

30

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

three- and five-year periods and exceeded the median performance of the Lipper universe of large-cap growth funds for the ten-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds.

31

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above,

32

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
		Term of		Portfolios in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

33

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
		Term of		Portfolios in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

34

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

				Number of
		Term of		Portfolios in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

35

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1)and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

36

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1)and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Growth Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Large-Cap Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Growth Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

38

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCG610

ANNUAL REPORT
June 30, 2010

Munder Large-Cap Value Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns

ii

do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: John Kreiter, Joseph Skornicka and Kenneth Smith

The Fund had strong absolute performance for its fiscal year ended June 30, 2010, posting an 8.77% return for the one-year time period. In relative terms, however, it lagged the 16.92% return for its Russell 1000® Value benchmark and the 12.50% median return for the Lipper universe of large-cap value mutual funds. The telecommunication services sector had the most positive impact on the Fund’s relative performance, while financials, energy and industrials were the three sectors that had the most negative impact on the Fund’s relative returns.

Qwest Communications International Inc. (2.9% of the Fund) was the key contributor to the relative strength of the Fund’s telecommunication services sector. Hasbro, Inc. (1.6%) in the consumer discretionary sector, whose products include a broad variety of games and toys, also made a significant contribution to the Fund’s relative returns.

The financials sector had the most negative impact on the Fund’s relative performance for the one year ended June 30, 2010. Lazard Ltd. (0.5%), a company that provides financial advisory services regarding mergers and acquisitions and other corporate finance matters, and Bank of New York Mellon Corp, which was sold in December, were the primary detractors from the sector’s relative strength. Weakness in the Fund’s energy sector was largely due to Noble Corp. (1.0%), which provides contract drilling services for the oil and gas industry, Weatherford International Ltd., which provides equipment and services to the oil & gas exploration & production industry, and Total S.A., involved in oil and natural gas exploration and production. Weatherford and Total were sold from the Fund in March and June, respectively. The primary detractors from relative performance in the Fund’s industrials sector included Aecom Technology Corp. (1.0%), a construction and engineering firm, and General Cable Corp., which was eliminated from the Fund in February. The lack of a position in Boeing Co. also held back returns in the sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
					Lipper
				Russell	Large-Cap
Class and	With		Without	1000® Value	Value Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 7/5/94	N/A		$13,278	$12,643	$11,252
CLASS A 8/8/94	$12,231	#	$12,945	$12,643	$11,252
CLASS B 8/9/94	N/A		$12,184	$12,643	$11,252
CLASS C 12/5/95	N/A		$12,009	$12,643	$11,252
CLASS K 7/5/94	N/A		$12,943	$12,643	$11,252
CLASS R 11/1/06	N/A		$7,806	$7,487	$7,590

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. Index comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 11/1/06 for Class R Shares of the Fund.

**	The Lipper Large-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 11/1/06 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 7/5/94	N/A		8.77%	N/A		(1.17)%	N/A		2.88%	N/A		6.25%
CLASS A 8/8/94	2.44%	#	8.45%	(2.53)%	#	(1.42)%	2.03%	#	2.61%	5.58%	#	5.96%
CLASS B 8/9/94	2.78%	†	7.78%	(2.45)%	†	(2.14)%	N/A		1.99%	N/A		5.56%
CLASS C 12/5/95	6.68%	†	7.68%	N/A		(2.15)%	N/A		1.85%	N/A		3.85%
CLASS K 7/5/94	N/A		8.44%	N/A		(1.42)%	N/A		2.61%	N/A		5.99%
CLASS R 11/1/06	N/A		8.21%	N/A		N/A	N/A		N/A	N/A		(6.54)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares for the fiscal year ended 6/30/09 were 1.34%, 1.60%, 2.34%, 2.36%, 1.59% and 1.83%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1994-1996 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

[This Page Intentionally Left Blank]

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$926.47	$6.97	1.46%
Class A	$1,000.00	$924.61	$8.16	1.71%
Class B	$1,000.00	$922.18	$11.72	2.46%
Class C	$1,000.00	$921.29	$11.72	2.46%
Class K	$1,000.00	$924.68	$8.16	1.71%
Class R	$1,000.00	$923.68	$9.49	1.99%

Hypothetical
Class Y	$1,000.00	$1,017.55	$7.30	1.46%
Class A	$1,000.00	$1,016.31	$8.55	1.71%
Class B	$1,000.00	$1,012.60	$12.28	2.46%
Class C	$1,000.00	$1,012.60	$12.28	2.46%
Class K	$1,000.00	$1,016.31	$8.55	1.71%
Class R	$1,000.00	$1,014.93	$9.94	1.99%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

[This Page Intentionally Left Blank]

x

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 98.5%
Consumer Discretionary — 8.2%
Hotels, Restaurants & Leisure — 0.8%
16,710	Carnival Corp	$505,310

Household Durables — 0.7%
28,420	Toll Brothers Inc †	464,951

Leisure Equipment & Products — 1.6%
25,685	Hasbro Inc	1,055,654

Media — 3.1%
20,710	Time Warner Cable Inc	1,078,577
30,760	Walt Disney Co/The	968,940

		2,047,517

Specialty Retail — 0.6%
21,380	Lowe’s Cos Inc	436,579

Textiles, Apparel & Luxury Goods — 1.4%
25,960	Coach Inc	948,838

Total Consumer Discretionary		5,458,849

Consumer Staples — 9.3%
Beverages — 0.8%
14,110	Dr Pepper Snapple Group Inc	527,573

Food & Staples Retailing — 2.4%
22,455	CVS Caremark Corp	658,381
18,650	Wal-Mart Stores Inc	896,505

		1,554,886

Food Products — 3.2%
19,540	General Mills Inc	694,061
11,400	JM Smucker Co/The	686,508
27,520	Kraft Foods Inc, Class A	770,560

		2,151,129

Household Products — 2.9%
13,130	Energizer Holdings Inc †	660,176
21,180	Procter & Gamble Co/The	1,270,377

		1,930,553

Total Consumer Staples		6,164,141

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 10.9%
Energy Equipment & Services — 1.9%
9,090	Cameron International Corp †	$295,607
9,170	National Oilwell Varco Inc	303,252
21,790	Noble Corp	673,529

		1,272,388

Oil, Gas & Consumable Fuels — 9.0%
13,365	Apache Corp	1,125,199
19,490	Chevron Corp	1,322,592
8,030	Cimarex Energy Co	574,787
13,160	ConocoPhillips	646,024
24,160	EXCO Resources Inc	352,978
21,180	Marathon Oil Corp	658,486
17,185	Occidental Petroleum Corp	1,325,823

		6,005,889

Total Energy		7,278,277

Financials — 26.6%
Capital Markets — 2.4%
11,300	Affiliated Managers Group Inc †	686,701
15,810	Ameriprise Financial Inc	571,216
2,460	Goldman Sachs Group Inc/The	322,924

		1,580,841

Commercial Banks — 6.5%
27,870	BB&T Corp	733,260
35,220	Fifth Third Bancorp	432,854
48,790	US Bancorp	1,090,456
79,780	Wells Fargo & Co	2,042,368

		4,298,938

Consumer Finance — 2.0%
22,030	American Express Co	874,591
10,590	Capital One Financial Corp	426,777

		1,301,368

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Diversified Financial Services — 6.6%
103,690	Bank of America Corp	$1,490,025
111,190	Citigroup Inc †	418,074
68,229	JPMorgan Chase & Co	2,497,864

		4,405,963

Insurance — 6.0%
12,651	ACE Ltd	651,273
22,940	Allstate Corp/The	659,066
17,365	Axis Capital Holdings Ltd	516,088
11,220	Reinsurance Group of America Inc	512,866
12,180	RenaissanceRe Holdings Ltd	685,369
46,070	Unum Group	999,719

		4,024,381

Real Estate Investment Trusts (REITs) — 3.1%
38,655	Annaly Capital Management Inc	662,934
28,500	BioMed Realty Trust Inc	458,565
15,730	LaSalle Hotel Properties	323,566
7,743	Simon Property Group Inc	625,247

		2,070,312

Total Financials		17,681,803

Health Care — 13.1%
Biotechnology — 0.5%
6,250	Amgen Inc †	328,750

Health Care Equipment & Supplies — 1.0%
15,940	Covidien PLC	640,469

Health Care Providers & Services — 1.6%
12,530	AmerisourceBergen Corp	397,828
11,470	CIGNA Corp	356,258
10,330	Community Health Systems Inc †	349,257

		1,103,343

Life Sciences Tools & Services — 0.7%
10,090	Thermo Fisher Scientific Inc †	494,914

Pharmaceuticals — 9.3%
22,140	Abbott Laboratories	1,035,709
23,610	Johnson & Johnson	1,394,407
42,550	Merck & Co Inc	1,487,974

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Pharmaceuticals (Continued)
84,266	Pfizer Inc	$1,201,633
20,475	Teva Pharmaceutical Industries Ltd, ADR	1,064,495

		6,184,218

Total Health Care		8,751,694

Industrials — 9.8%
Aerospace & Defense — 2.1%
3,360	Precision Castparts Corp	345,811
16,468	United Technologies Corp	1,068,938

		1,414,749

Construction & Engineering — 1.0%
29,280	Aecom Technology Corp †	675,197

Electrical Equipment — 2.6%
21,090	AMETEK Inc	846,764
10,960	Cooper Industries PLC	482,240
6,800	Roper Industries Inc	380,528

		1,709,532

Industrial Conglomerates — 2.3%
68,635	General Electric Co	989,717
15,150	Tyco International Ltd	533,734

		1,523,451

Machinery — 1.8%
8,270	Cummins Inc	538,625
16,790	Wabtec Corp/DE	669,753

		1,208,378

Total Industrials		6,531,307

Information Technology — 5.9%
Communications Equipment — 0.5%
14,840	Cisco Systems Inc †	316,240

Computers & Peripherals — 0.9%
2,380	Apple Inc †	598,642

Internet Software & Services — 1.6%
76,010	Yahoo! Inc †	1,051,218

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 0.7%
24,960	Intel Corp	$485,472

Software — 2.2%
9,830	BMC Software Inc †	340,413
13,740	Microsoft Corp	316,157
38,740	Synopsys Inc †	808,504

		1,465,074

Total Information Technology		3,916,646

Materials — 4.0%
Chemicals — 3.6%
8,930	BASF SE, ADR	489,811
23,430	Celanese Corp, Series A	583,641
9,988	Praxair Inc	758,988
8,520	Sherwin-Williams Co/The	589,499

		2,421,939

Metals & Mining — 0.4%
4,500	Freeport-McMoRan Copper & Gold Inc	266,085

Total Materials		2,688,024

Telecommunication Services — 5.2%
Diversified Telecommunication Services — 5.2%
64,875	AT&T Inc	1,569,326
363,670	Qwest Communications International Inc	1,909,268

Total Telecommunication Services		3,478,594

Utilities — 5.5%
Electric Utilities — 3.2%
25,380	Edison International	805,054
13,437	Exelon Corp	510,203
15,230	ITC Holdings Corp	805,819

		2,121,076

Gas Utilities — 0.6%
8,440	Questar Corp	383,935

Independent Power Producers & Energy Traders — 0.5%
15,370	NRG Energy Inc †	325,998

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Multi-Utilities — 1.2%
56,100	NiSource Inc	$813,450

Total Utilities		3,644,459

TOTAL COMMON STOCKS
(Cost $61,171,446)		65,593,794

INVESTMENT COMPANY SECURITY — 0.4%
(Cost $254,987)
254,987	State Street Institutional Liquid Reserves Fund	254,987

TRUST/PARTNERSHIP INTEREST — 0.5%
(Cost $466,523)
Financials — 0.5%
Capital Markets — 0.5%
12,530	Lazard Ltd, Class A	334,676

TOTAL INVESTMENTS
(Cost $61,892,956)	99.4%	66,183,457
OTHER ASSETS AND LIABILITIES (Net)	0.6	371,967

NET ASSETS	100.0%	$66,555,424

†	Non-income producing security.

(a)	As of June 30, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	90.6%	$60,339,025
Switzerland	2.8	1,858,537
Bermuda	1.8	1,201,457
Israel	1.6	1,064,495
Ireland	1.0	640,469
Germany	0.7	489,811

TOTAL COMMON STOCKS	98.5	65,593,794
INVESTMENT COMPANY SECURITY	0.4	254,987
TRUST/PARTNERSHIP INTEREST:
Bermuda	0.5	334,676

TOTAL INVESTMENTS	99.4	66,183,457
OTHER ASSETS AND LIABILITIES (Net)	0.6	371,967

NET ASSETS	100.0%	$66,555,424

See Notes to Financial Statements.

7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$66,183,457
Dividends receivable	111,309
Receivable for investment securities sold	1,874,043
Receivable for Fund shares sold	27,779
Prepaid expenses and other assets	55,363

Total Assets	68,251,951

LIABILITIES:
Payable for investment securities purchased	1,454,055
Payable for Fund shares redeemed	49,429
Trustees’ fees and expenses payable	102,811
Transfer agency/record keeping fees payable	27,928
Administration fees payable	9,526
Custody fees payable	4,559
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	4,431
Shareholder servicing fees payable — Class K Shares	2,647
Investment advisory fees payable	1,382
Accrued expenses and other payables	39,759

Total Liabilities	1,696,527

NET ASSETS	$66,555,424

Investments, at cost	$61,892,956

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(38,825)
Accumulated net realized loss on investments sold	(13,274,470)
Net unrealized appreciation of investments	4,290,501
Paid-in capital	75,578,218

$66,555,424

NET ASSETS:
Class Y Shares	$43,750,636

Class A Shares	$8,084,394

Class B Shares	$970,064

Class C Shares	$2,059,133

Class K Shares	$11,686,235

Class R Shares	$4,962

SHARES OUTSTANDING:
Class Y Shares	4,085,977

Class A Shares	757,530

Class B Shares	94,105

Class C Shares	199,942

Class K Shares	1,094,150

Class R Shares	466

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.71

CLASS A SHARES:
Net asset value and redemption price per share	$10.67

Maximum sales charge	5.50%
Maximum offering price per share	$11.29

CLASS B SHARES:
Net asset value and offering price per share*	$10.31

CLASS C SHARES:
Net asset value and offering price per share*	$10.30

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.68

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$10.65

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends(a)	$1,646,073
Other income	6,016

Total Investment Income	1,652,089

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	24,453
Class B Shares	13,789
Class C Shares	24,428
Class R Shares	26
Shareholder servicing fees:
Class K Shares	36,754
Investment advisory fees	564,086
Transfer agency/record keeping fees	126,079
Administration fees	123,074
Trustees’ fees and expenses	61,303
Registration and filing fees	46,467
Custody fees	45,284
Printing and mailing fees	43,133
Legal and audit fees	30,375
Other	23,187

Total Expenses	1,162,438

NET INVESTMENT INCOME	489,651

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	3,323,896
Net change in unrealized appreciation/(depreciation) of securities	2,795,552

Net realized and unrealized gain on investments	6,119,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,609,099

(a)	Net of foreign withholding taxes of $12,486.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$489,651	$1,299,346
Net realized gain/(loss) from security transactions	3,323,896	(14,350,684)
Net change in net unrealized appreciation/(depreciation) of securities	2,795,552	(14,507,843)

Net increase/(decrease) in net assets resulting from operations	6,609,099	(27,559,181)
Dividends to shareholders from net investment income:
Class Y Shares	(359,594)	(856,551)
Class A Shares	(61,534)	(151,922)
Class B Shares	(5,756)	(14,595)
Class C Shares	(9,533)	(21,996)
Class K Shares	(100,805)	(259,691)
Class R Shares	(26)	(63)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,844,718)	(4,012,839)
Class A Shares	(2,814,171)	1,089,976
Class B Shares	(654,470)	(210,333)
Class C Shares	(537,898)	570,534
Class K Shares	(3,010,828)	(2,967,100)
Class R Shares	26	63
Short-term trading fees	—	853

Net decrease in net assets	(2,790,208)	(34,392,845)
NET ASSETS:
Beginning of year	69,345,632	103,738,477

End of year	$66,555,424	$69,345,632

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(38,825)	$8,866

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$7,617,477	$8,009,456
Issued as reinvestment of dividends	314,442	770,230
Redeemed	(9,776,637)	(12,792,525)

Net decrease	$(1,844,718)	$(4,012,839)

Class A Shares:
Sold*	$1,430,991	$4,559,447
Issued as reinvestment of dividends	48,966	116,306
Redeemed	(4,294,128)	(3,585,777)

Net increase/(decrease)	$(2,814,171)	$1,089,976

Class B Shares:
Sold	$203,704	$577,150
Issued as reinvestment of dividends	4,939	11,753
Redeemed*	(863,113)	(799,236)

Net decrease	$(654,470)	$(210,333)

Class C Shares:
Sold	$226,334	$1,329,409
Issued as reinvestment of dividends	6,539	14,717
Redeemed	(770,771)	(773,592)

Net increase/(decrease)	$(537,898)	$570,534

Class K Shares:
Sold	$3,085,465	$3,844,961
Issued as reinvestment of dividends	22,462	70,843
Redeemed	(6,118,755)	(6,882,904)

Net decrease	$(3,010,828)	$(2,967,100)

Class R Shares:
Issued as reinvestment of dividends	$26	$63

Net increase	$26	$63

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	660,219	772,374
Issued as reinvestment of dividends	27,117	72,965
Redeemed	(854,226)	(1,272,454)

Net decrease	(166,890)	(427,115)

Class A Shares:
Sold*	123,970	453,354
Issued as reinvestment of dividends	4,226	11,131
Redeemed	(378,979)	(343,957)

Net increase/(decrease)	(250,783)	120,528

Class B Shares:
Sold	18,591	61,003
Issued as reinvestment of dividends	438	1,155
Redeemed*	(77,965)	(82,998)

Net decrease	(58,936)	(20,840)

Class C Shares:
Sold	20,586	133,710
Issued as reinvestment of dividends	580	1,467
Redeemed	(71,506)	(76,768)

Net increase/(decrease)	(50,340)	58,409

Class K Shares:
Sold	275,779	387,289
Issued as reinvestment of dividends	1,938	6,713
Redeemed	(527,282)	(688,824)

Net decrease	(249,565)	(294,822)

Class R Shares:
Issued as reinvestment of dividends	3	5

Net increase	3	5

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.92	$13.73	$17.32	$15.92	$14.91

Income/(loss) from investment operations:
Net investment income	0.09	0.19	0.20	0.19	0.15
Net realized and unrealized gain/(loss) on investments	0.79	(3.81)	(1.93)	2.84	1.37

Total from investment operations	0.88	(3.62)	(1.73)	3.03	1.52

Less distributions:
Dividends from net investment income	(0.09)	(0.19)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	—	—	(1.66)	(1.44)	(0.37)

Total distributions	(0.09)	(0.19)	(1.86)	(1.63)	(0.51)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.71	$9.92	$13.73	$17.32	$15.92

Total return(d)	8.77%	(26.45)%	(11.12)%	20.16%	10.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$43,751	$42,180	$64,241	$71,809	$59,414
Ratio of operating expenses to average net assets	1.41%	1.34%	1.17%	1.17%	1.18%
Ratio of net investment income to average net assets	0.78%	1.78%	1.33%	1.16%	0.94%
Portfolio turnover rate	76%	53%	41%	47%	48%
Ratio of operating expenses to average net assets without expense reimbursements	1.41%	1.34%	1.17%	1.17%	1.18%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 5, 1994 and August 8, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$9.90	$13.70	$17.28	$15.89	$14.89

0.06	0.16	0.17	0.15	0.11

0.78	(3.80)	(1.93)	2.83	1.37

0.84	(3.64)	(1.76)	2.98	1.48

(0.07)	(0.16)	(0.16)	(0.15)	(0.11)

—	—	(1.66)	(1.44)	(0.37)

(0.07)	(0.16)	(1.82)	(1.59)	(0.48)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$10.67	$9.90	$13.70	$17.28	$15.89

8.45%	(26.61)%	(11.31)%	19.84%	10.08%

$8,084	$9,980	$12,162	$17,170	$12,754

1.66%	1.60%	1.42%	1.42%	1.43%

0.54%	1.52%	1.07%	0.91%	0.72%
76%	53%	41%	47%	48%

1.66%	1.60%	1.42%	1.42%	1.43%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.60	$13.31	$16.86	$15.56	$14.62

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	0.08	0.05	0.02	(0.02)
Net realized and unrealized gain/(loss) on investments	0.77	(3.70)	(1.88)	2.77	1.36

Total from investment operations	0.75	(3.62)	(1.83)	2.79	1.34

Less distributions:
Dividends from net investment income	(0.04)	(0.09)	(0.06)	(0.05)	(0.03)
Distributions from net realized gains	—	—	(1.66)	(1.44)	(0.37)

Total distributions	(0.04)	(0.09)	(1.72)	(1.49)	(0.40)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.31	$9.60	$13.31	$16.86	$15.56

Total return(d)	7.78%	(27.23)%	(12.00)%	18.94%	9.30%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$970	$1,470	$2,314	$3,366	$3,641
Ratio of operating expenses to average net assets	2.41%	2.34%	2.17%	2.17%	2.18%
Ratio of net investment income/(loss) to average net assets	(0.21)%	0.77%	0.33%	0.15%	(0.13)%
Portfolio turnover rate	76%	53%	41%	47%	48%
Ratio of operating expenses to average net assets without expense reimbursements	2.41%	2.34%	2.17%	2.17%	2.18%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on August 9, 1994 and December 5, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$9.60	$13.30	$16.85	$15.55	$14.61

(0.02)	0.08	0.05	0.03	(0.01)

0.76	(3.69)	(1.88)	2.76	1.35

0.74	(3.61)	(1.83)	2.79	1.34

(0.04)	(0.09)	(0.06)	(0.05)	(0.03)

—	—	(1.66)	(1.44)	(0.37)

(0.04)	(0.09)	(1.72)	(1.49)	(0.40)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$10.30	$9.60	$13.30	$16.85	$15.55

7.68%	(27.17)%	(12.01)%	18.95%	9.31%

$2,059	$2,402	$2,551	$3,719	$2,993

2.41%	2.36%	2.17%	2.17%	2.18%

(0.22)%	0.78%	0.32%	0.16%	(0.07)%
76%	53%	41%	47%	48%

2.41%	2.36%	2.17%	2.17%	2.18%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$9.91	$13.71	$17.30	$15.90	$14.90

Income/(loss) from investment operations:
Net investment income	0.06	0.16	0.17	0.15	0.10
Net realized and unrealized gain/(loss) on investments	0.78	(3.80)	(1.94)	2.84	1.38

Total from investment operations	0.84	(3.64)	(1.77)	2.99	1.48

Less distributions:
Dividends from net investment income	(0.07)	(0.16)	(0.16)	(0.15)	(0.11)
Distributions from net realized gains	—	—	(1.66)	(1.44)	(0.37)

Total distributions	(0.07)	(0.16)	(1.82)	(1.59)	(0.48)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$10.68	$9.91	$13.71	$17.30	$15.90

Total return(d)	8.44%	(26.59)%	(11.35)%	19.89%	10.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,686	$13,310	$22,464	$32,509	$36,309
Ratio of operating expenses to average net assets	1.66%	1.59%	1.42%	1.42%	1.43%
Ratio of net investment income to average net assets	0.53%	1.54%	1.07%	0.90%	0.68%
Portfolio turnover rate	76%	53%	41%	47%	48%
Ratio of operating expenses to average net assets without expense reimbursements	1.66%	1.59%	1.42%	1.42%	1.43%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on July 5, 1994 and November 1, 2006, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares
Year	Year	Year	Period
Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$9.89	$13.69	$17.27	$15.99

0.03	0.14	0.12	0.09

0.79	(3.80)	(1.92)	1.71

0.82	(3.66)	(1.80)	1.80

(0.06)	(0.14)	(0.12)	(0.11)
—	—	(1.66)	(0.41)

(0.06)	(0.14)	(1.78)	(0.52)

—	0.00 (c)	0.00 (c)	0.00	(c)

$10.65	$9.89	$13.69	$17.27

8.21%	(26.81)%	(11.54)%	11.43%

$5	$5	$6	$7

1.91%	1.83%	1.67%	1.67	%(e)

0.28%	1.29%	0.81%	0.80	%(e)
76%	53%	41%	47%

1.91%	1.83%	1.67%	1.67	%(e)

See Notes to Financial Statements.

19

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

20

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$66,183,457
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$66,183,457

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $100 million of its average daily net assets; and 0.70% on average daily net assets exceeding $100 million. During the year ended June 30, 2010, the Fund paid an effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $123,074 before payment of sub-administration fees and $80,171 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1636% for administrative services.

As of June 30, 2010, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services

23

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2,421 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2010. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $60 from commissions on sales of Class A Shares of the Fund for the year ended June 30, 2010.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended June 30, 2010, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

24

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2010, the Fund paid $81 to Comerica Securities and $28,250 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C, K, and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $55,522,971 and $62,748,342, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $7,076,796, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,172,177 and net appreciation for Federal income tax purposes was $3,904,619. At June 30, 2010, aggregate cost for Federal income tax purposes was $62,278,838.

6.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of

25

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $1,092.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from partnership basis adjustments and capital gain distributions from real estate investment trusts were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Loss	Realized Loss

$(94)	$94

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

Ordinary
Income
June 30, 2010	$537,248
June 30, 2009	1,304,818

26

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

At June 30, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed
Ordinary	Capital Loss	Unrealized
Income	Carryover	Appreciation	Total

$29,665	$(12,888,588)	$3,904,619	$(8,954,304)

The differences between book and tax distributable earnings were primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $12,888,588 of unused capital losses of which $3,423,471 and $9,465,117 expire in 2017 and 2018, respectively.

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designated approximately $1,656,978 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

27

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement.

28

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

(A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a

29

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year and since inception periods and exceeded the performance of its benchmark for the three-, five- and ten-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period and exceeded the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods.

30

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

31

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

32

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s) with	Office(1) and	Occupation(s)	Complex	Other
	the Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

33

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s) with	Office(1) and	Occupation(s)	Complex	Other
	the Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

34

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s) with	Office(1) and	Occupation(s)	Complex	Other
	the Munder	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

35

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

36

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Value Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Large-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Value Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

38

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCV610

ANNUAL REPORT
June 30, 2010

Munder Micro-Cap
Equity Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and

ii

capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

The Fund posted a 20.28% return for its fiscal year ended June 30, 2010, just slightly behind the 20.45% return for its Russell Microcap® benchmark and ahead of the 19.10% median return for the Lipper universe of small-cap growth mutual funds. The Fund underperformed its benchmark during the strong stock market environment during the first nine months of its fiscal year, from July 2009 through March 2010, but outperformed during the sharp market decline in the April through June 2010 quarter. The relative strength of the Fund’s financials, health care and energy sectors was offset by relative weakness in the information technology, industrials, consumer discretionary and materials sectors.

The financials sector had the greatest positive impact on the relative performance of the Fund during the one year ended June 30, 2010. DuPont Fabros Technology, Inc. (2.0% of the Fund), an industrial real estate investment trust (REIT) that owns, develops, operates and manages wholesale data centers added just over 170 basis points (1.7 percentage points) to the Fund’s relative returns. A number of other REITs were also among the key contributors to relative strength, including Associated Estates Realty Corp. (1.5%), Medical Properties Trust, Inc. (1.0%), Hersha Hospitality Trust (1.2%) and Resource Capital Corp. (1.5%). Other stocks with a positive impact on the relative performance of this sector were Ezcorp, Inc. (1.8%), Bank of the Ozarks, Inc. (1.8%), Meadowbrook Insurance Group, Inc. (1.9%) and Patriot Capital Funding, Inc. Patriot Capital was acquired by Prospect Capital Corp. and eliminated from the Fund in September.

SXC Health Solutions Corp. (1.8%), which provides information technology services to the health care benefits management and out-patient pharmacy industries, was the top performer in the Fund’s health care sector, adding 200 basis points (two percentage points) to relative strength. Atlas Energy, Inc. (1.5%), a company that develops, produces and transports natural gas and oil in the Appalachian Basin, was the key driver of relative performance in the Fund’s energy sector.

The relative weakness of the Fund’s information technology sector was due to a handful of stocks, including TeleCommunication Systems, Inc. (0.7%), Rimage Corp. (0.8%) and j2 Global Communications, Inc. (1.0%). Positions in MYR Group, Inc. (1.6%), Orion Marine Group, Inc. (1.4%) and Team, Inc. (eliminated from the Fund in June), along with the lack of holdings of US Airways Group, Inc., had a negative impact on relative strength in the Fund’s industrials sector. Spartan Motors, Inc. (0.6%) was the primary detractor from the relative performance of the consumer discretionary sector, subtracting over 100 basis points (one percentage point) from relative performance, Two chemical companies — Zagg, Inc. (0.7) and Koppers Holdings, Inc. (1.6%) — held back returns in the materials sector.

iii

As of June 30, 2010, the Fund displayed strong fundamentals combined with reasonable valuation. For the 12 months ended June 30, the earnings per share for the typical company in the Fund grew at 8%, compared to -26% for its Russell Microcap® benchmark. Return on equity, a basic measure of profitability, was 13% over the past twelve months for the Fund, compared to 3% for its benchmark. Despite these favorable fundamental characteristics, the valuation of the Fund was relatively low, with a price-to-earnings ratio on projected earnings over the next twelve months of 13 times earnings, lower than the Russell Microcap® multiple of 16 times earnings.* Another measure of value that we focus on is the ratio of enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA). The Fund was attractively valued according to this metric as well. Excluding the financials sector, the ratio was 9 for the Fund, relative to 14 for its benchmark.

We continue to focus on companies that are profitable as measured by Return on Invested Capital (ROIC) and attractively valued, as well as companies with higher and more consistent historical growth. In addition, we favor companies where management’s interests are aligned with investors.

*	Estimated price-to-earnings ratios are based on information obtained from a third party that is believed to be reliable. Estimates are only projections and not guarantees.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Micro-Cap Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
					Lipper
				Russell	Small-Cap
Class and	With		Without	Microcap®	Growth Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/26/96	N/A		$11,640	$13,765	$8,345

CLASS A 12/26/96	$10,710	#	$11,335	$13,765	$8,345

CLASS B 2/24/97	N/A		$10,699	$13,765	$8,345

CLASS C 3/31/97	N/A		$10,534	$13,765	$8,345

CLASS K 12/31/96	N/A		$11,359	$13,765	$8,345

CLASS R 7/29/04	N/A		$9,213	$10,047	$11,238

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. Index comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/26/96	N/A		20.28%	N/A		(5.09)%	N/A		1.53%	N/A		9.90%

CLASS A 12/26/96	13.39%	#	19.97%	(6.38)%	#	(5.32)%	0.69%	#	1.26%	9.18%	#	9.64%

CLASS B 2/24/97	14.11%	†	19.11%	(6.29)%	†	(6.03)%	N/A		0.68%	N/A		8.50%

CLASS C 3/31/97	18.05%	†	19.05%	N/A		(6.04)%	N/A		0.52%	N/A		8.90%

CLASS K 12/31/96	N/A		19.96%	N/A		(5.32)%	N/A		1.28%	N/A		9.55%

CLASS R 7/29/04	N/A		19.62%	N/A		(5.57)%	N/A		N/A	N/A		(1.37)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares for the fiscal year ended 6/30/09 were 2.10%, 2.35%, 3.10%, 3.10%, 2.34% and 2.55%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$971.33	$8.41	1.72%
Class A	$1,000.00	$970.04	$9.62	1.97%
Class B	$1,000.00	$966.34	$13.26	2.72%
Class C	$1,000.00	$965.85	$13.26	2.72%
Class K	$1,000.00	$969.63	$9.62	1.97%
Class R	$1,000.00	$968.18	$10.83	2.22%

Hypothetical
Class Y	$1,000.00	$1,016.27	$8.60	1.72%
Class A	$1,000.00	$1,015.03	$9.84	1.97%
Class B	$1,000.00	$1,011.31	$13.56	2.72%
Class C	$1,000.00	$1,011.31	$13.56	2.72%
Class K	$1,000.00	$1,015.03	$9.84	1.97%
Class R	$1,000.00	$1,013.79	$11.08	2.22%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 96.6%
Consumer Discretionary — 7.8%
Auto Components — 0.9%
15,000	Drew Industries Inc †	$303,000
120,493	Spartan Motors Inc	506,071

		809,071

Hotels, Restaurants & Leisure — 0.6%
249,200	Century Casinos Inc †	538,272

Household Durables — 0.7%
76,400	Deer Consumer Products Inc †	634,120

Media — 0.6%
20,100	Rentrak Corp †	489,033

Specialty Retail — 4.1%
34,200	America’s Car-Mart Inc †	773,946
52,800	Cato Corp/The, Class A	1,162,656
26,600	Hibbett Sports Inc †	637,336
24,900	Monro Muffler Brake Inc	984,297

		3,558,235

Textiles, Apparel & Luxury Goods — 0.9%
36,000	True Religion Apparel Inc †	794,520

Total Consumer Discretionary		6,823,251

Energy — 7.0%
Energy Equipment & Services — 4.4%
213,600	Mitcham Industries Inc †	1,441,800
94,600	Mullen Group Ltd	1,276,974
105,800	Pason Systems Inc	1,124,041

		3,842,815

Oil, Gas & Consumable Fuels — 2.6%
49,087	Atlas Energy Inc †	1,328,785
55,000	China Integrated Energy Inc †	456,500
37,300	Georesources Inc †	519,589

		2,304,874

Total Energy		6,147,689

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials — 28.4%
Capital Markets — 3.0%
41,000	Fifth Street Finance Corp	$452,230
147,100	Hercules Technology Growth Capital Inc	1,354,791
130,100	JMP Group Inc	805,319

		2,612,340

Commercial Banks — 3.7%
35,100	Bank of Marin Bancorp	1,120,743
44,200	Bank of the Ozarks Inc	1,567,774
41,200	Middleburg Financial Corp	573,092

		3,261,609

Consumer Finance — 3.5%
43,900	Cash America International Inc	1,504,453
84,300	Ezcorp Inc, Class A †	1,563,765

		3,068,218

Insurance — 3.9%
100,000	AMERISAFE Inc †	1,755,000
195,600	Meadowbrook Insurance Group Inc	1,688,028

		3,443,028

Real Estate Investment Trusts (REITs) — 13.5%
22,400	Agree Realty Corp	522,368
57,400	American Capital Agency Corp	1,516,508
103,600	Associated Estates Realty Corp	1,341,620
76,600	Capstead Mortgage Corp	847,196
50,600	Chatham Lodging Trust †	904,222
72,800	DuPont Fabros Technology Inc	1,787,968
227,200	Hersha Hospitality Trust	1,026,944
93,900	Medical Properties Trust Inc	886,416
102,900	Monmouth Real Estate Investment Corp, Class A	760,431
350,856	NorthStar Realty Finance Corp	936,786
226,400	Resource Capital Corp	1,285,952

		11,816,411

Real Estate Management & Development — 0.8%
67,633	Kennedy-Wilson Holdings Inc †	683,093

Total Financials		24,884,699

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care — 10.9%
Health Care Equipment & Supplies — 1.8%
62,122	Neogen Corp †	$1,618,278

Health Care Providers & Services — 5.9%
18,500	Air Methods Corp †	550,375
126,900	Health Grades Inc †	761,400
75,400	Integramed America Inc †	612,248
10,000	IPC The Hospitalist Co Inc †	251,000
12,700	Landauer Inc	773,176
16,300	MWI Veterinary Supply Inc †	819,238
84,000	US Physical Therapy Inc †	1,417,920

		5,185,357

Health Care Technology — 1.8%
21,300	SXC Health Solutions Corp †	1,560,225

Life Sciences Tools & Services — 1.2%
84,748	Medtox Scientific Inc †	1,042,400

Pharmaceuticals — 0.2%
21,100	Cumberland Pharmaceuticals Inc †	135,462

Total Health Care		9,541,722

Industrials — 24.2%
Airlines — 1.4%
202,415	Republic Airways Holdings Inc †	1,236,756

Building Products — 1.0%
38,050	AAON Inc	886,945

Commercial Services & Supplies — 2.1%
53,200	ATC Technology Corp/IL †	857,584
115,318	Horizon North Logistics Inc †	178,737
28,250	Industrial Services of America Inc †	314,423
30,200	Standard Parking Corp †	478,066

		1,828,810

Construction & Engineering — 4.6%
40,000	Michael Baker Corp †	1,396,000
81,400	MYR Group Inc/Delaware †	1,358,566
87,800	Orion Marine Group Inc †	1,246,760

		4,001,326

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 2.3%
29,500	AZZ Inc	$1,084,715
27,300	Harbin Electric Inc †	454,545
30,500	Jinpan International Ltd	462,380

		2,001,640

Industrial Conglomerates — 0.7%
18,300	Raven Industries Inc	616,893

Machinery — 5.0%
36,000	Altra Holdings Inc †	468,720
26,400	Douglas Dynamics Inc †	303,600
33,300	John Bean Technologies Corp	507,825
31,700	Middleby Corp †	1,686,123
37,400	RBC Bearings Inc †	1,084,226
54,900	SmartHeat Inc †	313,479

		4,363,973

Professional Services — 2.6%
33,200	Barrett Business Services Inc	411,680
21,600	Exponent Inc †	706,752
65,500	GP Strategies Corp †	475,530
21,900	VSE Corp	696,858

		2,290,820

Road & Rail — 2.0%
29,100	Marten Transport Ltd †	604,698
34,120	Old Dominion Freight Line Inc †	1,198,977

		1,803,675

Trading Companies & Distributors — 2.5%
105,650	Rush Enterprises Inc, Class B †	1,230,822
70,300	Titan Machinery Inc †	923,039

		2,153,861

Total Industrials		21,184,699

Information Technology — 13.3%
Computers & Peripherals — 0.8%
45,985	Rimage Corp †	727,943

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment & Instruments — 2.5%
56,800	Fabrinet †	$607,760
165,300	TTM Technologies Inc †	1,570,350

		2,178,110

Information Technology Services — 1.4%
17,800	Mantech International Corp, Class A †	757,746
20,000	NCI Inc, Class A †	451,600

		1,209,346

Internet Software & Services — 2.1%
38,600	j2 Global Communications Inc †	843,024
44,300	Liquidity Services Inc †	574,128
158,600	TheStreet.com Inc	456,768

		1,873,920

Semiconductors & Semiconductor Equipment — 2.7%
77,573	Diodes Inc †	1,231,083
25,000	NVE Corp †	1,088,250

		2,319,333

Software — 3.8%
86,760	Computer Modelling Group Ltd	1,367,557
141,200	Smith Micro Software Inc †	1,342,812
145,800	TeleCommunication Systems Inc, Class A †	603,612

		3,313,981

Total Information Technology		11,622,633

Materials — 4.4%
Chemicals — 3.4%
27,800	Balchem Corp	695,000
62,900	Koppers Holdings Inc	1,413,992
11,800	Quaker Chemical Corp	319,662
200,800	Zagg Inc †	576,296

		3,004,950

Paper & Forest Products — 1.0%
80,900	PH Glatfelter Co	877,765

Total Materials		3,882,715

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities — 0.6%
Water Utilities — 0.6%
62,200	Tri-Tech Holding Inc †	$507,552

TOTAL COMMON STOCKS
(Cost $68,271,054)		84,594,960

TRUST/PARTNERSHIP INTERESTS — 1.4%
Financials — 1.4%
Diversified Financial Services — 1.1%
72,200	Compass Diversified Holdings	968,202

Real Estate Investment Trusts (REITs) — 0.3%
221,000	Kodiak Funding Limited Partnership (b),(c),(d),(e)	229,840

TOTAL TRUST/PARTNERSHIP INTERESTS
(Cost $3,470,305)		1,198,042

INVESTMENT COMPANY SECURITIES — 3.1%
Financials — 2.6%
Capital Markets — 2.6%
80,640	Golub Capital BDC Inc	1,162,829
71,788	Main Street Capital Corp	1,071,795

Total Financials		2,234,624

Multi-Sector — 0.5%
Multi-Industry — 0.5%
466,116	State Street Institutional Liquid Reserves Fund	466,116

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $2,704,189)		2,700,740

TOTAL INVESTMENTS
(Cost $74,445,548)	101.1%	88,493,742
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(951,448)

NET ASSETS	100.0%	$87,542,294

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value is determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of June 30, 2010, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2010, this security represents $229,840, 0.3% of net assets.

See Notes to Financial Statements.

6

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2010, securities subject to restrictions on resale that have not been deemed to be liquid represent $229,840, 0.3% of net assets.

Security	Acquisition Date	Cost

Kodiak Funding Limited Partnership	12/19/06	$2,731,560

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	88.9%	$77,819,075
Canada	4.5	3,947,309
China	3.2	2,828,576

TOTAL COMMON STOCKS	96.6	84,594,960
TRUST/PARTNERSHIP INTERESTS	1.4	1,198,042
INVESTMENT COMPANY SECURITIES	3.1	2,700,740

TOTAL INVESTMENTS	101.1	88,493,742
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(951,448)

NET ASSETS	100.0%	$87,542,294

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$88,493,742
Dividends receivable	277,306
Receivable for investment securities sold	53,681
Receivable for Fund shares sold	7,222
Prepaid expenses and other assets	53,321

Total Assets	88,885,272

LIABILITIES:
Payable for investment securities purchased	59,541
Payable for Fund shares redeemed	985,192
Trustees’ fees and expenses payable	127,888
Transfer agency/record keeping fees payable	76,364
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	29,498
Administration fees payable	12,219
Investment advisory fees payable	2,431
Shareholder servicing fees payable — Class K Shares	73
Accrued expenses and other payables	49,772

Total Liabilities	1,342,978

NET ASSETS	$87,542,294

Investments, at cost	$74,445,548

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(69,752)
Accumulated net realized loss on investments sold	(32,896,719)
Net unrealized appreciation of investments	14,047,541
Paid-in capital	106,461,224

$87,542,294

NET ASSETS:
Class Y Shares	$11,833,565

Class A Shares	$55,116,809

Class B Shares	$6,665,099

Class C Shares	$13,438,304

Class K Shares	$238,859

Class R Shares	$249,658

SHARES OUTSTANDING:
Class Y Shares	521,405

Class A Shares	2,503,549

Class B Shares	336,526

Class C Shares	678,588

Class K Shares	10,843

Class R Shares	11,393

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.70

CLASS A SHARES:
Net asset value and redemption price per share	$22.02

Maximum sales charge	5.50%
Maximum offering price per share	$23.30

CLASS B SHARES:
Net asset value and offering price per share*	$19.81

CLASS C SHARES:
Net asset value and offering price per share*	$19.80

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$22.03

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$21.91

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Dividends(a)	$2,043,371
Other income	16,985

Total Investment Income	2,060,356

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	166,416
Class B Shares	89,187
Class C Shares	156,701
Class R Shares	1,249
Shareholder servicing fees:
Class K Shares	672
Investment advisory fees	1,036,500
Transfer agency/record keeping fees	387,561
Administration fees	165,465
Trustees’ fees and expenses	65,873
Printing and mailing fees	57,538
Registration and filing fees	53,855
Custody fees	40,215
Legal and audit fees	29,993
Other	26,039

Total Expenses	2,277,264

NET INVESTMENT LOSS	(216,908)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	7,632,143
Foreign currency-related transactions	4,253
Net change in unrealized appreciation/(depreciation) of:
Securities	12,277,077
Foreign currency-related transactions	(113)

Net realized and unrealized gain on investments	19,913,360

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,696,452

(a)	Net of foreign withholding taxes of $26,446.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income/(loss)	$(216,908)	$1,638,470
Net realized gain/(loss) from security transactions, options written and foreign currency-related transactions	7,636,396	(41,680,049)
Net change in net unrealized appreciation/(depreciation) of securities, options written and foreign currency-related transactions	12,276,964	(5,918,459)

Net increase/(decrease) in net assets resulting from operations	19,696,452	(45,960,038)
Dividends to shareholders from net investment income:
Class Y Shares	(181,812)	(243,168)
Class A Shares	(920,995)	(1,229,515)
Class B Shares	(107,200)	(96,778)
Class C Shares	(183,296)	(162,578)
Class K Shares	(3,957)	(25,287)
Class R Shares	(3,296)	(2,440)
Distributions to shareholders from net realized gains:
Class Y Shares	—	(2,055,500)
Class A Shares	—	(12,841,136)
Class B Shares	—	(2,066,042)
Class C Shares	—	(3,473,103)
Class K Shares	—	(258,893)
Class R Shares	—	(29,911)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(4,919,682)	2,765,103
Class A Shares	(17,018,872)	(18,013,885)
Class B Shares	(4,187,618)	(1,818,223)
Class C Shares	(4,404,650)	(3,727,482)
Class K Shares	(39,758)	(892,330)
Class R Shares	(50,850)	(242,183)
Short-term trading fees	11,970	5,888

Net decrease in net assets	(12,313,564)	(90,367,501)
NET ASSETS:
Beginning of year	99,855,858	190,223,359

End of year	$87,542,294	$99,855,858

Undistributed net investment income/(Accumulated net investment loss)	$(69,752)	$1,359,319

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$2,759,304	$2,323,957
Issued as reinvestment of dividends and distributions	133,775	2,065,489
Redeemed	(7,812,761)	(1,624,343)

Net increase/(decrease)	$(4,919,682)	$2,765,103

Class A Shares:
Sold*	$18,380,922	$13,948,909
Issued as reinvestment of dividends and distributions	796,340	11,422,722
Redeemed	(36,196,134)	(43,385,516)

Net decrease	$(17,018,872)	$(18,013,885)

Class B Shares:
Sold	$103,725	$385,944
Issued as reinvestment of dividends and distributions	88,122	1,797,846
Redeemed*	(4,379,465)	(4,002,013)

Net decrease	$(4,187,618)	$(1,818,223)

Class C Shares:
Sold	$573,809	$1,321,278
Issued as reinvestment of dividends and distributions	128,851	2,626,049
Redeemed	(5,107,310)	(7,674,809)

Net decrease	$(4,404,650)	$(3,727,482)

Class K Shares:
Sold	$15,540	$179,872
Issued as reinvestment of dividends and distributions	2,537	263,251
Redeemed	(57,835)	(1,335,453)

Net decrease	$(39,758)	$(892,330)

Class R Shares:
Sold	$101,841	$160,538
Issued as reinvestment of dividends and distributions	2,947	27,071
Redeemed	(155,638)	(429,792)

Net decrease	$(50,850)	$(242,183)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	123,644	132,854
Issued as reinvestment of dividends and distributions	5,688	84,622
Redeemed	(375,471)	(85,672)

Net increase/(decrease)	(246,139)	131,804

Class A Shares:
Sold*	822,712	717,097
Issued as reinvestment of dividends and distributions	34,850	478,395
Redeemed	(1,600,571)	(2,246,421)

Net decrease	(743,009)	(1,050,929)

Class B Shares:
Sold	5,269	19,493
Issued as reinvestment of dividends and distributions	4,271	82,461
Redeemed*	(216,176)	(230,622)

Net decrease	(206,636)	(128,668)

Class C Shares:
Sold	28,835	68,914
Issued as reinvestment of dividends and distributions	6,246	120,445
Redeemed	(255,553)	(440,111)

Net decrease	(220,472)	(250,752)

Class K Shares:
Sold	750	8,088
Issued as reinvestment of dividends and distributions	111	11,036
Redeemed	(2,596)	(84,598)

Net decrease	(1,735)	(65,474)

Class R Shares:
Sold	4,527	8,447
Issued as reinvestment of dividends and distributions	130	1,135
Redeemed	(7,416)	(16,190)

Net decrease	(2,759)	(6,608)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$19.15	$29.04	$48.87	$46.37	$42.16

Income/(loss) from investment operations:
Net investment income/(loss)	0.04	0.35	0.55	0.46	0.17
Net realized and unrealized gain/(loss) on investments	3.86	(6.55)	(15.22)	3.38	6.13

Total from investment operations	3.90	(6.20)	(14.67)	3.84	6.30

Less distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.42)	(0.32)	(0.25)
Distributions from net realized gains	—	(3.32)	(4.74)	(1.02)	(1.85)

Total distributions	(0.35)	(3.69)	(5.16)	(1.34)	(2.10)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.01

Net asset value, end of period	$22.70	$19.15	$29.04	$48.87	$46.37

Total return(d)	20.28%	(24.07)%	(32.70)%	8.56%	15.39	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,834	$14,696	$18,460	$29,355	$30,299
Ratio of operating expenses to average net assets	1.79%	1.87%	1.46%	1.47%	1.40%
Ratio of net investment income/(loss) to average net assets	0.19%	1.79%	1.50%	1.01%	0.39%
Portfolio turnover rate	43%	35%	24%	23%	26%
Ratio of operating expenses to average net assets without expense reimbursements	1.79%	1.87%	1.46%	1.47%	1.40%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.37% for Class Y Shares and 15.12% for Class A Shares.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$18.61	$28.32	$47.80	$45.38	$41.30

(0.01)	0.30	0.41	0.33	0.06

3.74	(6.37)	(14.83)	3.32	6.00

3.73	(6.07)	(14.42)	3.65	6.06

(0.32)	(0.32)	(0.32)	(0.21)	(0.14)
—	(3.32)	(4.74)	(1.02)	(1.85)

(0.32)	(3.64)	(5.06)	(1.23)	(1.99)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.01

$22.02	$18.61	$28.32	$47.80	$45.38

19.97%	(24.24)%	(32.87)%	8.31%	15.14	%(e)

$55,117	$60,405	$121,715	$291,503	$393,068

2.05%	2.12%	1.72%	1.72%	1.65%

(0.06)%	1.52%	1.12%	0.74%	0.13%
43%	35%	24%	23%	26%

2.05%	2.12%	1.72%	1.72%	1.65%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$16.82	$25.94	$44.30	$42.27	$38.74

Income/(loss) from investment operations:
Net investment income/(loss)	(0.17)	0.14	0.13	0.00 (c)	(0.25)
Net realized and unrealized gain/(loss) on investments	3.39	(5.78)	(13.65)	3.05	5.62

Total from investment operations	3.22	(5.64)	(13.52)	3.05	5.37

Less distributions:
Dividends from net investment income	(0.23)	(0.16)	(0.10)	—	—
Distributions from net realized gains	—	(3.32)	(4.74)	(1.02)	(1.85)

Total distributions	(0.23)	(3.48)	(4.84)	(1.02)	(1.85)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.01

Net asset value, end of period	$19.81	$16.82	$25.94	$44.30	$42.27

Total return(d)	19.11%	(24.83)%	(33.35)%	7.45%	14.29	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,665	$9,137	$17,424	$40,069	$50,718
Ratio of operating expenses to average net assets	2.80%	2.87%	2.47%	2.47%	2.40%
Ratio of net investment income/(loss) to average net assets	(0.84)%	0.78%	0.38%	(0.01)%	(0.61)%
Portfolio turnover rate	43%	35%	24%	23%	26%
Ratio of operating expenses to average net assets without expense reimbursements	2.80%	2.87%	2.47%	2.47%	2.40%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.26% for Class B Shares and 14.25% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$16.82	$25.94	$44.31	$42.28	$38.75

(0.16)	0.14	0.11	0.00 (c)	(0.25)

3.37	(5.78)	(13.64)	3.05	5.62

3.21	(5.64)	(13.53)	3.05	5.37

(0.23)	(0.16)	(0.10)	—	—
—	(3.32)	(4.74)	(1.02)	(1.85)

(0.23)	(3.48)	(4.84)	(1.02)	(1.85)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.01

$19.80	$16.82	$25.94	$44.31	$42.28

19.05%	(24.83)%	(33.37)%	7.45%	14.28	%(e)

$13,438	$15,122	$29,827	$79,373	$101,613

2.80%	2.87%	2.47%	2.47%	2.40%

(0.81)%	0.77%	0.33%	(0.01)%	(0.61)%
43%	35%	24%	23%	26%

2.80%	2.87%	2.47%	2.47%	2.40%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$18.62	$28.33	$47.80	$45.40	$41.31

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.37	0.39	0.34	0.06
Net realized and unrealized gain/(loss) on investments	3.74	(6.44)	(14.80)	3.29	6.01

Total from investment operations	3.73	(6.07)	(14.41)	3.63	6.07

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.21)	(0.14)
Distributions from net realized gains	—	(3.32)	(4.74)	(1.02)	(1.85)

Total distributions	(0.32)	(3.64)	(5.06)	(1.23)	(1.99)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.01

Net asset value, end of period	$22.03	$18.62	$28.33	$47.80	$45.40

Total return(d)	19.96%	(24.23)%	(32.85)%	8.28%	15.11	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$239	$234	$2,211	$8,544	$10,309
Ratio of operating expenses to average net assets	2.05%	2.11%	1.72%	1.72%	1.65%
Ratio of net investment income/(loss) to average net assets	(0.05)%	1.80%	1.02%	0.76%	0.14%
Portfolio turnover rate	43%	35%	24%	23%	26%
Ratio of operating expenses to average net assets without expense reimbursements	2.05%	2.11%	1.72%	1.72%	1.65%

(a)	Class K Shares and R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.09% for Class K Shares and 14.82% for Class R Shares.

See Notes to Financial Statements.

18

R Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$18.55	$28.24	$47.68	$45.28	$41.21

(0.06)	0.21	0.31	0.22	(0.03)

3.71	(6.32)	(14.79)	3.30	5.97

3.65	(6.11)	(14.48)	3.52	5.94

(0.29)	(0.26)	(0.22)	(0.10)	(0.03)
—	(3.32)	(4.74)	(1.02)	(1.85)

(0.29)	(3.58)	(4.96)	(1.12)	(1.88)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.01

$21.91	$18.55	$28.24	$47.68	$45.28

19.62%	(24.44)%	(33.05)%	8.02%	14.84	%(e)

$250	$262	$586	$1,880	$1,936

2.30%	2.32%	1.97%	1.97%	1.90%

(0.28)%	1.04%	0.85%	0.50%	(0.08)%
43%	35%	24%	23%	26%

2.30%	2.32%	1.97%	1.97%	1.90%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$88,263,902
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	229,840

Total	$88,493,742

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Common	Limited
	Stock —	Partnership —
	Financials	Financials	Total

Balance as of 6/30/2009	$23,589	$291,720	$315,309
Transfer in and/or out of Level 3	—	—	—
Net purchases/(sales)	(23,327)	—	(23,327)
Accrued discounts/(premiums)	—	—	—
Realized gains/(losses)	(2,597,673)	—	(2,597,673)
Change in unrealized appreciation/(depreciation)	2,597,411	(61,880)	2,535,531

Balance as of 6/30/2010	$—	$229,840	$229,840

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—	$(61,880)	$(61,880)

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on

23

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write call options on securities it owns to hedge against changes in the value of those securities. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

There are several risks associated with transactions in options on securities and indices. Significant differences existing between securities and options markets could result in imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, there is the risk the option writer is unable to effect a closing purchase transaction and will be

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

unable to sell the underlying security until the option expires or the optioned security is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market value changes for the security during the period. With written call options there is minimal counterparty risk to the Fund since premiums are received at inception of the contract.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated

25

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $165,465 before payment of sub-administration fees and $108,985 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1596% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $43,868,564 and $71,169,427, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $25,274,060, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $10,976,276 and net appreciation for Federal income tax purposes was $14,297,784. At June 30, 2010, aggregate cost for Federal income tax purposes was $74,195,958.

27

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2010 (continued)

6.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $1,518.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, distributions in excess of current year earnings, partnership basis adjustments, net operating losses and expired capital loss carryforwards were reclassified at year end. The following

28

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid in
Investment Income	Realized Gain	Capital

$188,393	$3,914,619	$(4,103,012)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Ordinary	Long-term
	Income	Capital Gains	Total

June 30, 2010	$1,401,005	$—	$1,401,005
June 30, 2009	1,759,846	20,724,505	22,484,351

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

$(33,146,309)	$14,297,131	$(18,849,178)

The differences between book and tax distributable earnings were primarily due to wash sales, real estate investment trust basis adjustments, partnership adjustments and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes, $33,146,309 of unused capital losses which expire in 2018. The expired carryforward losses of $3,859,638 were inherited in the February 25, 2005 merger with the Munder Small Company Growth Fund and are subject to limitations.

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 99.97% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designated approximately $2,067,043 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events

29

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

30

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and

31

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by

32

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the Russell Microcap Index for the one-, three- and five-year periods, (2) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of the Russell 2000 Index for the three- and five-year periods and exceeded the performance of the Russell 2000 Index for the one- and ten-year and since inception periods, (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods and exceeded the median performance of the Fund’s Lipper peer group for the one-year period, and (4) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Lipper universe of small-cap growth funds for the three- and five-year periods and exceeded the median performance of the Lipper universe of small-cap growth funds for the one-and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to

33

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board was advised that as of December 31, 2009 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially the same as those of the Fund. Based on

34

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal

35

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

		Term of		Number of
	Position(s) with	Office(1) and	Principal Occupation(s)	Portfolios in Fund	Other
	the Munder	Length of	During Past	Complex	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

36

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of		Number of
	Position(s) with	Office(1) and	Principal Occupation(s)	Portfolios in Fund	Other
	the Munder	Length of	During Past	Complex	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01–6/09); Dean, Macomb Community College (9/97–6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

37

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of		Number of
	Position(s) with	Office(1) and	Principal Occupation(s)	Portfolios in Fund	Other
	the Munder	Length of	During Past	Complex	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

38

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

39

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2010 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

41

[This Page Intentionally Left Blank]

42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMICRO610

ANNUAL REPORT
June 30, 2010

Munder Mid-Cap
Core Growth Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong, Madan Gopal, Gavin Hayman, Brian Matuszak, Andy Mui, George Sanders and Geoffrey Wilson

The stock market, which had been strong through the first nine months of the Fund’s fiscal year ended June 30, 2010, corrected sharply during the last three months. The S&P MidCap 400® Index, which had generated a 38.17% return through the first nine months of the fiscal year, posted a -9.59% return for the last three months, ending the fiscal year with a 24.93% return. The Fund lagged during the earlier market rally, showed relative strength during the April through June decline, and finished the fiscal year with a 21.67% return, ahead of the 20.93% median return of the Lipper universe of mid-cap growth mutual funds but behind its S&P MidCap 400® benchmark. Strength in the Fund’s information technology and telecommunication services sectors was more than offset by the relative weakness of the Fund’s financials, health care, materials and industrials holdings.

In the Fund’s information technology sector, Cognizant Technology Solutions Corp. (1.8% of the Fund) and Cree, Inc. (1.3%) were the key contributors to the relative strength of the sector, as well as the top contributors to the overall relative performance of the Fund. Other holdings that boosted the relative performance of the information technology sector included Akamai Technologies, Inc. (1.2%), ARM Holdings PLC (1.4%) and Sybase, Inc. SAP AG announced that it was acquiring Sybase at an attractive premium, and the stock was sold from the Fund in May. The lack of a position in Palm, Inc. also had a positive impact on relative strength. The relative performance of the Fund’s telecommunication services sector benefited from positions in NII Holdings, Inc. (0.8%) and American Tower Corp. (1.6%).

TD Ameritrade Holding Corp. (1.2%) was the primary detractor from relative returns in the Fund’s financials sector. Positions in Affiliated Managers Group, Inc. (1.1%), People’s United Financial, Inc. and Lazard, Ltd., which were sold in March and April, respectively, and the lack of a position in SL Green Realty Corp also had a negative impact on the relative performance of the sector. The Macerich Co. (1.5%), which experienced significant strength earlier in the fiscal year, was added to the Fund in April and detracted from relative returns for the year as a whole. These negative factors more than offset the relative strength of other holdings in the sector, such as Digital Realty Trust, Inc. (1.7%), Lincoln National Corp. (1.2%) and Essex Property Trust, Inc. (1.1%).

In the Fund’s health care sector, the holdings that had the most negative impact on relative performance included Haemonetics Corp. (1.0%), West Pharmaceutical Services, Inc. (0.9%) and Laboratory Corp. of America Holdings (1.1%). However, much of the underperformance came from strong performing stocks represented in S&P MidCap 400® Index, such as Perrigo Co., that the Fund did not own. Crown Holdings, Inc. (1.5%) and FMC Corp., which was sold in September, were responsible for much of the lagging performance of the Fund’s materials sector. However, as was the case in the health care sector, performance was also held back by the lack of positions in some S&P MidCap 400® stocks that had strong performance for the year. In the

iii

industrials sector, URS Corp. (0.7%) and Ritchie Brothers Auctioneers, Inc., which was sold in December, were largely responsible for lagging relative returns.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Mid-Cap Core Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
						Lipper
				S&P	Russell	Mid-Cap
				MidCap	Midcap®	Growth
Class and	With		Without	400®	Growth	Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 6/24/98	N/A		$16,540	$16,771	$8,182	$8,532

CLASS A 7/3/00	$15,236	(3)	$16,122	$16,771	$8,182	$8,532

CLASS B 7/5/00	N/A		$15,233	$16,771	$8,182	$8,532

CLASS C 7/14/00(2)	$14,016	(3)	$14,161	$16,771	$8,182	$8,532

CLASS K 12/17/02	N/A		$18,204	$18,308	$17,936	$15,754

CLASS R 7/29/04	N/A		$12,812	$13,347	$12,703	$11,963

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The Russell Midcap® Growth Index is a capitalization-weighted index that measures the performance of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). Index comparative returns commence on 7/1/00 for Class Y, A, B and C Shares of the Fund, on 1/1/03 for Class K Shares of the Fund, and on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Mid-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/00 for Class Y, A, B and C Shares of the Fund, on 1/1/03 for Class K Shares of the Fund, and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
			One			Five		Ten			Since
	One		Year	Five		Years	Ten	Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years	w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load	load	w/load		load

CLASS Y 6/24/98	N/A		21.67%	N/A		1.24%	N/A	5.16%	N/A		8.34%

CLASS A 7/3/00	14.65%	(2)	21.34%	(0.15)%	(2)	0.98%	N/A	N/A	4.30%	(2)	4.89%

CLASS B 7/5/00	15.45%	(3)	20.45%	(0.16)%	(3)	0.24%	N/A	N/A	N/A		4.30%

CLASS C 7/14/00(1)	19.47%	(3)	20.47%	N/A		0.23%	N/A	N/A	3.45%	(2)	3.55%

CLASS K 12/17/02	N/A		21.35%	N/A		0.98%	N/A	N/A	N/A		8.27%

CLASS R 7/29/04	N/A		21.06%	N/A		0.73%	N/A	N/A	N/A		4.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares for the fiscal year ended 6/30/09 were 1.12%, 1.36%, 2.11%, 2.11%, 1.36% and 1.61%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other Funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratio

Actual
Class Y	$1,000.00	$989.42	$5.48	1.11%
Class A	$1,000.00	$987.88	$6.70	1.36%
Class B	$1,000.00	$984.20	$10.38	2.11%
Class C	$1,000.00	$984.23	$10.38	2.11%
Class K	$1,000.00	$987.88	$6.70	1.36%
Class R	$1,000.00	$986.42	$7.93	1.61%

Hypothetical
Class Y	$1,000.00	$1,019.29	$5.56	1.11%
Class A	$1,000.00	$1,018.05	$6.80	1.36%
Class B	$1,000.00	$1,014.33	$10.54	2.11%
Class C	$1,000.00	$1,014.33	$10.54	2.11%
Class K	$1,000.00	$1,018.05	$6.80	1.36%
Class R	$1,000.00	$1,016.81	$8.05	1.61%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 99.0%
Consumer Discretionary — 16.7%
Auto Components — 1.8%
1,798,500	BorgWarner Inc †	$67,155,990

Distributors — 2.8%
1,028,400	Genuine Parts Co	40,570,380
3,310,500	LKQ Corp †	63,826,440

		104,396,820

Diversified Consumer Services — 2.1%
803,700	DeVry Inc	42,186,213
376,400	New Oriental Education & Technology Group, ADR †	35,076,716

		77,262,929

Hotels, Restaurants & Leisure — 2.4%
395,700	Chipotle Mexican Grill Inc †	54,135,717
1,185,300	Choice Hotels International Inc	35,807,913

		89,943,630

Household Durables — 1.2%
1,144,975	Tupperware Brands Corp	45,627,254

Media — 2.6%
899,687	Discovery Communications Inc, Class C †	27,827,319
716,700	Liberty Media Corp — Starz, Series A †	37,153,728
2,483,600	Regal Entertainment Group, Class A	32,386,144

		97,367,191

Specialty Retail — 3.8%
1,151,100	CarMax Inc †	22,906,890
2,353,745	GameStop Corp, Class A †	44,226,868
653,000	Guess? Inc	20,399,720
710,950	O’Reilly Automotive Inc †	33,812,782
584,600	Tiffany & Co	22,162,186

		143,508,446

Total Consumer Discretionary		625,262,260

Consumer Staples — 3.6%
Beverages — 0.3%
544,810	Central European Distribution Corp †	11,648,038

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 2.0%
680,400	JM Smucker Co/The	$40,973,688
735,200	TreeHouse Foods Inc †	33,569,232

		74,542,920

Household Products — 1.3%
759,775	Church & Dwight Co Inc	47,645,490

Total Consumer Staples		133,836,448

Energy — 6.6%
Energy Equipment & Services — 2.7%
1,428,200	Atwood Oceanics Inc †	36,447,664
435,925	Core Laboratories NV	64,346,889

		100,794,553

Oil, Gas & Consumable Fuels — 3.9%
907,925	Arena Resources Inc †	28,962,808
1,589,800	Atlas Energy Inc †	43,035,886
2,377,000	Denbury Resources Inc †	34,799,280
981,985	Southwestern Energy Co †	37,943,900

		144,741,874

Total Energy		245,536,427

Financials — 19.0%
Capital Markets — 3.2%
695,600	Affiliated Managers Group Inc †	42,271,612
1,235,950	Eaton Vance Corp	34,124,580
2,855,225	TD Ameritrade Holding Corp †	43,684,942

		120,081,134

Commercial Banks — 3.9%
520,300	Comerica Inc	19,162,649
3,488,300	Fifth Third Bancorp	42,871,207
2,348,400	FirstMerit Corp	40,228,092
1,115,375	Signature Bank/New York NY †	42,395,404

		144,657,352

Consumer Finance — 0.6%
1,214,907	Ezcorp Inc, Class A †	22,536,525

Diversified Financial Services — 1.2%
1,630,300	MSCI Inc, Class A †	44,670,220

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance — 3.7%
1,412,000	Axis Capital Holdings Ltd	$41,964,640
1,821,500	Lincoln National Corp	44,244,235
943,400	ProAssurance Corp †	53,547,384

		139,756,259

Real Estate Investment Trusts (REITs) — 6.4%
2,606,900	Annaly Capital Management Inc	44,708,335
900,300	Corporate Office Properties Trust SBI MD	33,995,328
1,116,525	Digital Realty Trust Inc	64,401,162
414,250	Essex Property Trust Inc	40,405,945
1,478,400	Macerich Co/The	55,173,888

		238,684,658

Total Financials		710,386,148

Health Care — 11.2%
Biotechnology — 1.3%
2,589,225	BioMarin Pharmaceutical Inc †	49,091,706

Health Care Equipment & Supplies — 4.2%
708,650	Haemonetics Corp †	37,926,948
76,800	Intuitive Surgical Inc †	24,239,616
998,100	ResMed Inc †	60,694,461
946,225	West Pharmaceutical Services Inc	34,527,750

		157,388,775

Health Care Providers & Services — 4.3%
857,000	Amedisys Inc †	37,682,290
1,030,800	Catalyst Health Solutions Inc †	35,562,600
739,650	DaVita Inc †	46,183,746
542,115	Laboratory Corp of America Holdings †	40,848,365

		160,277,001

Life Sciences Tools & Services — 1.4%
480,900	Mettler-Toledo International Inc †	53,682,867

Total Health Care		420,440,349

Industrials — 13.6%
Aerospace & Defense — 2.6%
191,807	Elbit Systems Ltd	9,638,302
919,000	ITT Corp	41,281,480

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Aerospace & Defense (Continued)
350,380	L-3 Communications Holdings Inc	$24,820,919
204,900	Precision Castparts Corp	21,088,308

		96,829,009

Commercial Services & Supplies — 1.5%
869,225	Stericycle Inc †	57,003,775

Construction & Engineering — 2.1%
1,563,700	Shaw Group Inc/The †	53,509,814
622,225	URS Corp †	24,484,554

		77,994,368

Electrical Equipment — 0.6%
814,310	American Superconductor Corp †	21,733,934

Machinery — 3.9%
409,600	AGCO Corp †	11,046,912
353,500	Eaton Corp	23,133,040
544,800	Flowserve Corp	46,199,040
432,900	Joy Global Inc	21,683,961
580,450	Valmont Industries Inc	42,175,497

		144,238,450

Professional Services — 1.5%
997,150	IHS Inc, Class A †	58,253,503

Road & Rail — 1.4%
1,416,925	Kansas City Southern †	51,505,224

Total Industrials		507,558,263

Information Technology — 14.6%
Computers & Peripherals — 0.8%
976,500	Teradata Corp †	29,763,720

Electronic Equipment & Instruments — 1.2%
716,131	Itron Inc †	44,271,218

Information Technology Services — 2.8%
1,312,760	Cognizant Technology Solutions Corp, Class A †	65,716,766
877,375	Fiserv Inc †	40,060,942

		105,777,708

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Internet Software & Services — 1.2%
1,133,700	Akamai Technologies Inc †	$45,994,209

Semiconductors & Semiconductor Equipment — 3.9%
4,310,800	ARM Holdings PLC, ADR	53,453,920
795,750	Cree Inc †	47,768,873
1,585,900	Microchip Technology Inc	43,992,866

		145,215,659

Software — 4.7%
836,675	Check Point Software Technologies Ltd †	24,665,179
496,600	Factset Research Systems Inc	33,267,234
874,675	McAfee Inc †	26,870,016
1,273,800	MICROS Systems Inc †	40,596,006
1,333,475	Solera Holdings Inc	48,271,795

		173,670,230

Total Information Technology		544,692,744

Materials — 5.2%
Chemicals — 2.7%
910,625	Airgas Inc	56,640,875
1,452,300	Valspar Corp	43,743,276

		100,384,151

Containers & Packaging — 1.5%
2,270,050	Crown Holdings Inc †	56,842,052

Metals & Mining — 1.0%
539,735	Compass Minerals International Inc	37,932,576

Total Materials		195,158,779

Telecommunication Services — 2.4%
Wireless Telecommunication Services — 2.4%
1,308,550	American Tower Corp, Class A †	58,230,475
956,050	NII Holdings Inc †	31,090,746

Total Telecommunication Services		89,321,221

Utilities — 6.1%
Electric Utilities — 3.4%
813,100	ITC Holdings Corp	43,021,121
2,132,500	Northeast Utilities	54,336,100
1,716,475	Portland General Electric Co	31,462,987

		128,820,208

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Gas Utilities — 1.3%
1,316,140	EQT Corp	$47,565,299

Multi-Utilities — 1.4%
1,934,925	NorthWestern Corp (b)	50,695,035

Total Utilities		227,080,542

TOTAL COMMON STOCKS
(Cost $3,332,525,819)		3,699,273,181

INVESTMENT COMPANY SECURITIES — 1.4%
146,800	SPDR S&P MidCap 400 ETF Trust	18,960,688
31,639,610	State Street Institutional Liquid Reserves Fund	31,639,610

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $51,975,749)		50,600,298

TOTAL INVESTMENTS
(Cost $3,384,501,568)	100.4%	3,749,873,479
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(13,862,832)

NET ASSETS	100.0%	$3,736,010,647

†	Non-income producing security.

(a)	As of June 30, 2010, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Affiliated company security (See Notes to Financial Statements, Note 6).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	91.5%	$3,416,444,668
Netherlands	1.7	64,346,889
Switzerland	1.4	53,682,867
United Kingdom	1.4	53,453,920
Bermuda	1.1	41,964,640
China	1.0	35,076,716
Israel	0.9	34,303,481

TOTAL COMMON STOCKS	99.0	3,699,273,181
INVESTMENT COMPANY SECURITIES	1.4	50,600,298

TOTAL INVESTMENTS	100.4	3,749,873,479
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(13,862,832)

NET ASSETS	100.0%	$3,736,010,647

See Notes to Financial Statements.

7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $3,337,437,337)	$3,699,178,444
Securities of affiliated company (cost — $47,064,231)	50,695,035

Total Investments	3,749,873,479
Cash	41,216
Dividends receivable	5,227,582
Receivable for investment securities sold	26,122,267
Receivable for Fund shares sold	4,322,559
Prepaid expenses and other assets	152,877

Total Assets	3,785,739,980

LIABILITIES:
Payable for investment securities purchased	30,892,906
Payable for Fund shares redeemed	15,992,236
Transfer agency/record keeping fees payable	1,634,387
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	515,190
Administration fees payable	215,507
Trustees’ fees and expenses payable	143,818
Investment advisory fees payable	77,392
Custody fees payable	36,816
Shareholder servicing fees payable — Class K Shares	6,864
Accrued expenses and other payables	214,217

Total Liabilities	49,729,333

NET ASSETS	$3,736,010,647

Investments, at cost	$3,384,501,568

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$731,413
Accumulated net realized loss on investments sold	(894,021,526)
Net unrealized appreciation of investments	365,371,911
Paid-in capital	4,263,928,849

$3,736,010,647

NET ASSETS:
Class Y Shares	$2,109,229,392

Class A Shares	$1,306,682,445

Class B Shares	$27,318,163

Class C Shares	$214,745,807

Class K Shares	$30,680,948

Class R Shares	$47,353,892

SHARES OUTSTANDING:
Class Y Shares	93,988,097

Class A Shares	59,355,956

Class B Shares	1,328,574

Class C Shares	10,422,325

Class K Shares	1,394,406

Class R Shares	2,172,781

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.44

CLASS A SHARES:
Net asset value and redemption price per share	$22.01

Maximum sales charge	5.50%
Maximum offering price per share	$23.29

CLASS B SHARES:
Net asset value and offering price per share*	$20.56

CLASS C SHARES:
Net asset value and offering price per share*	$20.60

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$22.00

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$21.79

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Interest	$35
Dividends on securities of unaffiliated companies(a)	47,354,740
Dividends on securities of affiliated company	2,750,512
Other income	7,249

Total Investment Income	50,112,536

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,689,500
Class B Shares	310,353
Class C Shares	2,426,731
Class R Shares	338,484
Shareholder servicing fees:
Class K Shares	88,939
Investment advisory fees	29,183,778
Transfer agency/record keeping fees	9,408,589
Administration fees	2,598,145
Custody fees	480,176
Registration and filing fees	100,000
Trustees’ fees and expenses	68,777
Legal and audit fees	60,202
Other	574,523

Total Expenses	49,328,197

NET INVESTMENT INCOME	784,339

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	150,267,955
Security transactions of affiliated company	(642,043)
Net change in unrealized appreciation/(depreciation) of securities	571,925,338

Net realized and unrealized gain on investments	721,551,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$722,335,589

(a)	Net of foreign withholding taxes of $241,825.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income	$784,339	$9,260,577
Net realized gain/(loss) from security transactions and foreign currency-related transactions	149,625,912	(839,462,890)
Net change in net unrealized appreciation/(depreciation) of securities	571,925,338	(797,472,455)

Net increase/(decrease) in net assets resulting from operations	722,335,589	(1,627,674,768)
Dividends to shareholders from net investment income:
Class Y Shares	(7,517,786)	—
Class A Shares	(1,719,403)	—
Class K Shares	(41,721)	—
Distributions to shareholders from net realized gains:
Class Y Shares	—	(2,143,657)
Class A Shares	—	(2,055,568)
Class B Shares	—	(52,043)
Class C Shares	—	(412,119)
Class K Shares	—	(57,125)
Class R Shares	—	(81,703)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	103,600,771	257,546,742
Class A Shares	(350,379,933)	(159,914,658)
Class B Shares	(8,298,517)	(8,572,147)
Class C Shares	(62,706,113)	(78,874,059)
Class K Shares	(10,686,437)	(17,291,945)
Class R Shares	(26,079,271)	7,160,791
Short-term trading fees	8,585	118,914

Net increase/(decrease) in net assets	358,515,764	(1,632,303,345)
NET ASSETS:
Beginning of year	3,377,494,883	5,009,798,228

End of year	$3,736,010,647	$3,377,494,883

Undistributed net investment income	$731,413	$9,229,212

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$708,596,896	$797,975,898
Issued as reinvestment of dividends and distributions	5,814,170	1,695,349
Proceeds received in merger	—	6,136,854
Redeemed	(610,810,295)	(548,261,359)

Net increase	$103,600,771	$257,546,742

Class A Shares:
Sold*	$292,543,188	$552,709,844
Issued as reinvestment of dividends and distributions	1,481,389	1,694,206
Proceeds received in merger	—	3,718,579
Redeemed	(644,404,510)	(718,037,287)

Net decrease	$(350,379,933)	$(159,914,658)

Class B Shares:
Sold	$533,868	$1,074,462
Issued as reinvestment of dividends	—	39,300
Proceeds received in merger	—	728,228
Redeemed*	(8,832,385)	(10,414,137)

Net decrease	$(8,298,517)	$(8,572,147)

Class C Shares:
Sold	$14,225,758	$28,630,508
Issued as reinvestment of distributions	—	265,803
Proceeds received in merger	—	1,745,499
Redeemed	(76,931,871)	(109,515,869)

Net decrease	$(62,706,113)	$(78,874,059)

Class K Shares:
Sold	$2,135,506	$4,291,058
Issued as reinvestment of dividends and distributions	6,651	9,009
Proceeds received in merger	—	20,545
Redeemed	(12,828,594)	(21,612,557)

Net decrease	$(10,686,437)	$(17,291,945)

Class R Shares:
Sold	$23,608,767	$26,739,138
Issued as reinvestment of distributions	—	73,953
Proceeds received in merger	—	209,421
Redeemed	(49,688,038)	(19,861,721)

Net increase/(decrease)	$(26,079,271)	$7,160,791

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	31,559,719	42,962,979
Issued as reinvestment of dividends and distributions	253,165	104,073
Issued in exchange for proceeds received in merger	—	380,894
Redeemed	(27,308,069)	(28,841,843)

Net increase	4,504,815	14,606,103

Class A Shares:
Sold*	13,512,402	29,596,016
Issued as reinvestment of dividends and distributions	65,687	105,892
Issued in exchange for proceeds received in merger	—	235,168
Redeemed	(29,536,917)	(39,363,205)

Net decrease	(15,958,828)	(9,426,129)

Class B Shares:
Sold	25,912	59,944
Issued as reinvestment of dividends	—	2,603
Issued in exchange for proceeds received in merger	—	48,901
Redeemed*	(432,606)	(620,598)

Net decrease	(406,694)	(509,150)

Class C Shares:
Sold	695,621	1,565,643
Issued as reinvestment of distributions	—	17,568
Issued in exchange for proceeds received in merger	—	116,983
Redeemed	(3,776,000)	(6,390,976)

Net decrease	(3,080,379)	(4,690,782)

Class K Shares:
Sold	99,905	219,742
Issued as reinvestment of dividends and distributions	295	563
Issued in exchange for proceeds received in merger	—	1,300
Redeemed	(585,316)	(1,261,993)

Net decrease	(485,116)	(1,040,388)

Class R Shares:
Sold	1,087,952	1,442,240
Issued as reinvestment of distributions	—	4,654
Issued in exchange for proceeds received in merger	—	13,346
Redeemed	(2,220,109)	(1,076,901)

Net increase/(decrease)	(1,132,157)	383,339

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$18.51	$27.37	$29.85	$24.27	$21.75

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	0.10	(0.03)	(0.06)	0.25
Net realized and unrealized gain/(loss) on investments	3.96	(8.93)	(2.01)	5.73	2.44

Total from investment operations	4.01	(8.83)	(2.04)	5.67	2.69

Less distributions:
Dividends from net investment income	(0.08)	—	—	(0.09)	(0.17)
Distributions from net realized gains	—	(0.03)	(0.44)	—	—

Total distributions	(0.08)	(0.03)	(0.44)	(0.09)	(0.17)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$22.44	$18.51	$27.37	$29.85	$24.27

Total return(d)	21.67%	(32.26)%	(6.98)%	23.43%	12.41%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,109,229	$1,656,032	$2,049,643	$1,366,790	$617,320
Ratio of operating expenses to average net assets	1.09%	1.11%	1.07%	1.07%	1.05%
Ratio of net investment income/(loss) to average net assets	0.20%	0.50%	(0.09)%	(0.25)%	1.04%
Portfolio turnover rate	52%	65%	56%	46%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.09%	1.11%	1.07%	1.07%	1.05%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$18.16	$26.92	$29.43	$23.95	$21.47

(0.01)	0.04	(0.10)	(0.13)	0.21

3.89	(8.77)	(1.97)	5.65	2.38

3.88	(8.73)	(2.07)	5.52	2.59

(0.03)	—	—	(0.04)	(0.11)
—	(0.03)	(0.44)	—	—

(0.03)	(0.03)	(0.44)	(0.04)	(0.11)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$22.01	$18.16	$26.92	$29.43	$23.95

21.34%	(32.43)%	(7.18)%	23.10%	12.10%

$1,306,682	$1,367,350	$2,281,311	$1,874,868	$1,063,027

1.34%	1.35%	1.31%	1.32%	1.29%

(0.06)%	0.21%	(0.37)%	(0.50)%	0.88%
52%	65%	56%	46%	60%

1.34%	1.35%	1.31%	1.32%	1.29%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$17.07	$25.50	$28.11	$23.01	$20.68

Income/(loss) from investment operations:
Net investment income/(loss)	(0.17)	(0.10)	(0.31)	(0.31)	0.05
Net realized and unrealized gain/(loss) on investments	3.66	(8.30)	(1.86)	5.41	2.28

Total from investment operations	3.49	(8.40)	(2.17)	5.10	2.33

Less distributions:
Distributions from net realized gains	—	(0.03)	(0.44)	—	—

Total distributions	—	(0.03)	(0.44)	—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.56	$17.07	$25.50	$28.11	$23.01

Total return(d)	20.45%	(32.94)%	(7.88)%	22.16%	11.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27,318	$29,614	$57,234	$68,204	$52,218
Ratio of operating expenses to average net assets	2.09%	2.10%	2.06%	2.06%	2.04%
Ratio of net investment income/(loss) to average net assets	(0.81)%	(0.55)%	(1.15)%	(1.25)%	0.20%
Portfolio turnover rate	52%	65%	56%	46%	60%
Ratio of operating expenses to average net assets without expense reimbursements	2.09%	2.10%	2.06%	2.06%	2.04%

(a)	Class B Shares and Class C Shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$17.10	$25.55	$28.17	$23.06	$20.72

(0.17)	(0.10)	(0.31)	(0.31)	0.03

3.67	(8.32)	(1.87)	5.42	2.31

3.50	(8.42)	(2.18)	5.11	2.34

—	(0.03)	(0.44)	—	—

—	(0.03)	(0.44)	—	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$20.60	$17.10	$25.55	$28.17	$23.06

20.47%	(32.96)%	(7.90)%	22.16%	11.29%

$214,746	$230,909	$464,870	$452,983	$266,190

2.09%	2.10%	2.06%	2.06%	2.04%

(0.81)%	(0.55)%	(1.13)%	1.25%	0.14%
52%	65%	56%	46%	60%

2.09%	2.10%	2.06%	2.06%	2.04%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$18.15	$26.91	$29.42	$23.94	$21.46

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.03	(0.12)	(0.13)	0.22
Net realized and unrealized gain/(loss) on investments	3.89	(8.76)	(1.95)	5.65	2.37

Total from investment operations	3.88	(8.73)	(2.07)	5.52	2.59

Less distributions:
Dividends from net investment income	(0.03)	—	—	(0.04)	(0.11)
Distributions from net realized gains	—	(0.03)	(0.44)	—	—

Total distributions	(0.03)	(0.03)	(0.44)	(0.04)	(0.11)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$22.00	$18.15	$26.91	$29.42	$23.94

Total return(d)	21.35%	(32.44)%	(7.18)%	23.11%	12.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,681	$34,105	$78,566	$101,567	$111,988
Ratio of operating expenses to average net assets	1.34%	1.35%	1.31%	1.31%	1.28%
Ratio of net investment income/(loss) to average net assets	(0.06)%	0.17%	(0.40)%	(0.50)%	0.97%
Portfolio turnover rate	52%	65%	56%	46%	60%
Ratio of operating expenses to average net assets without expense reimbursements	1.34%	1.35%	1.31%	1.31%	1.28%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Amount represents less than 0.005%.

See Notes to Financial Statements.

18

R Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/10(b)	6/30/09(b)		6/30/08(b)	6/30/07(b)	6/30/06(b)

$18.00	$26.76		$29.33	$23.89	$21.41

(0.07)	0.00	(c)	(0.16)	(0.20)	0.11

3.86	(8.73)		(1.97)	5.64	2.43

3.79	(8.73)		(2.13)	5.44	2.54

—	—		—	—	(0.06)

—	(0.03)		(0.44)	—	—

—	(0.03)		(0.44)	—	(0.06)

0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

$21.79	$18.00		$26.76	$29.33	$23.89

21.06%	(32.62)%		(7.41)%	22.77%	11.86%

$47,354	$59,485		$78,174	$42,501	$9,357

1.59%	1.60%		1.56%	1.57%	1.55%

(0.33)%	0.00	%(e)	(0.57)%	(0.75)%	0.45%
52%	65%		56%	46%	60%

1.59%	1.60%		1.56%	1.57%	1.55%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On March 27, 2009, the Mid-Cap Core Growth Fund acquired all of the assets and assumed all of the liabilities of the Munder Small-Mid Cap Fund (“Small-Mid Cap Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Small-Mid Cap Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on February 10, 2009.

Number of shares outstanding of the Small-Mid Cap Fund prior to merger:
Class A	602,985
Class B	121,497
Class C	291,189
Class K	3,333
Class R	34,299
Class Y	986,370

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Number of shares of the Mid-Cap Core Growth Fund issued for shares of the Small-Mid Cap Fund:
Class A	235,168
Class B	48,901
Class C	116,983
Class K	1,300
Class R	13,346
Class Y	380,894
Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Small-Mid Cap Fund	$(3,547,969)

There were no undistributed income or gain amounts unpaid prior to the merger of the Small-Mid Cap Fund.

	Prior to Merger	After Merger

Net assets of Small-Mid Cap Fund
Class A	$3,718,579	$—
Class B	728,228	—
Class C	1,745,499	—
Class K	20,545	—
Class R	209,421	—
Class Y	6,136,854	—
Net assets of the Mid-Cap Core Growth Fund
Class A	$1,200,357,592	$1,204,076,171
Class B	26,930,577	27,658,805
Class C	211,991,270	213,736,769
Class K	31,484,038	31,504,583
Class R	50,600,169	50,809,590
Class Y	1,352,789,886	1,358,926,740

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$3,749,873,479
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$3,749,873,479

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or

24

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

25

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $2,598,145 before payment of sub-administration fees and $1,746,184 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.0668% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder

26

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $1,966,447,407 and $2,324,054,135, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $452,799,531, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $191,982,972 and net appreciation for Federal income tax purposes was $260,816,559. At June 30, 2010, aggregate cost for Federal income tax purposes was $3,489,056,920.

27

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

6.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2010, the Fund held the following security of a company that could be deemed to be an affiliated company:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/09	Cost	Shares	Proceeds	Shares	6/30/2010	Income	Loss

NorthWestern Corp	$48,725,177	$550,964	18,600	$5,812,494	224,500	$50,695,035	$2,750,512	$(642,043)

7.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $54,200.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally

28

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from partnership basis adjustments, expired capital losses and adjustments related to merger losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(3,228)	$(2,675,787)	$2,679,015

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2010	$9,278,910	$—	$9,278,910
June 30, 2009	244	4,801,971	4,802,215

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized
Ordinary Income	Carryover	Depreciation	Total

$806,938	$(789,466,176)	$260,816,559	$(527,842,679)

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and partnership basis adjustments.

As determined at June 30, 2010, the Fund had available for Federal Income tax purposes $789,466,176 of unused capital losses of which $4,136,976, $289,552,027 and $495,777,173 expire in 2016, 2017 and 2018, respectively. In addition, $4,136,976 of the losses expiring in 2016 were obtained in the March 27, 2009 merger with the Munder Small-Mid Cap Fund and $1,440,930 and $471,468 of the losses expiring in 2017 and 2018, respectively are built in losses obtained in this same merger. These losses are subject to limitations.

29

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designated approximately $50,304,618 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Subsequent Events

Effective after the close of business on October 30, 2010, the Fund’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

30

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

31

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

32

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one- and three-year periods and exceeded the performance of its benchmark for the five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period, was in-line with the Fund’s Lipper peer group for the three-year period and exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the

33

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s

34

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

peers. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

35

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

		Term of
	Position(s)	Office(1) and	Principal Occupation(s)	Number of	Other
	with the	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

		Term of
	Position(s)	Office(1) and	Principal Occupation(s)	Number of	Other
	with the	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

37

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of
	Position(s)	Office(1) and	Principal Occupation(s)	Number of	Other
	with the	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

38

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

39

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

41

[This Page Intentionally Left Blank]

42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMCCG610

ANNUAL REPORT
June 30, 2010

Munder Small-Cap
Value Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR SHAREHOLDER:

The Munder Funds’ fiscal year, which ended June 30, 2010, began on a strong note. From July 2009 through March 2010, major U.S. stock market indices across all segments of the market posted double-digit returns. As examples, the large-cap S&P 500® Index had a 29.19% return for this nine-month time period, while the S&P MidCap 400® Index, which measures mid-cap stocks, and the small-cap Russell 2000® Index rose by 38.17% and 34.87%, respectively. Value stocks tended to outperform growth stocks across all capitalization segments of the stock market.

Unfortunately, there was a sharp change in both investor sentiment and stock market returns during the last quarter of the Funds’ fiscal year. Investors’ concerns began to focus on the deficit situation facing many European countries, as well as what appeared to be slowing economic growth in the U.S. From April through June 2010, U.S. stock market indices fell significantly, many posting double-digit negative returns. Larger-cap stocks were particularly hard hit, given their greater exposure to international markets. The S&P 500® Index fell by 11.43%, while the Russell Microcap® Index, which measures micro-cap stocks, was down 8.85%.

The disappointing performance of the U.S. stock market during the April through June quarter did not completely erase the gains made earlier in the fiscal year, and major U.S. stock indices finished the year with double-digit gains. Across the various capitalization segments of the stock market, the larger-cap S&P 500® Index had a 14.43% return for the twelve months ended June 30, 2010, while the S&P MidCap 400® Index and small-cap Russell 2000® Index had returns of 24.93% and 21.48%, respectively.

International stock markets, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net dividends), fared somewhat worse than the U.S. market, gaining less in the July 2009 through March 2010 time period and falling more in the last quarter of the fiscal year. The Index reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes. For the year ended June 30, 2010, as a whole, the MSCI EAFE Index gained 5.92%.

Unlike the stock market, the fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive performance for each calendar quarter of the fiscal year ended June 30, 2010, with particularly strong performance in the first and last quarters of the year. For the year as a whole, the Barclays Capital U.S. Aggregate Bond Index posted a 9.50% return. The commercial mortgage-backed (CMBS) and corporate bond segments of the Index showed the greatest strength, with returns of 30.51% and 15.92%, respectively. The U.S. Treasury component of the Index generated a positive but lower return of 6.67% for the year. The Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long term tax exempt bond market, returned 9.61% for the year, with the revenue bond segment of the municipal market outperforming the higher-quality general obligation segment.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. We thank you for your confidence in the Munder Funds, and appreciate the opportunity to continue to work with you toward meeting your investment objectives.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2010, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

During the first nine months of the Fund’s fiscal year ended June 30, 2010, when all sectors of the stock market were posting strong double-digit returns, the Fund lagged behind its Russell 2000® Value benchmark. During the last three months of the fiscal year, from April through June 2010, when the stock market declined sharply, the Fund outperformed its benchmark, although not by enough to overcome the earlier deficit. For the year ended June 30, 2010 as a whole, the Fund posted a 19.91% return, lagging the 25.07% return for its Russell 2000® Value benchmark, and the 21.19% median return for the Lipper universe of small-cap core mutual funds. The strong relative performance of the Fund’s financials and energy sectors was more than offset by the relative weakness of its information technology, industrials and materials sectors.

In the Fund’s financials sector, DuPont Fabros Technology, Inc. (2.0% of the Fund), an industrial real estate investment trust (REIT) that owns, develops, operates and manages wholesale data centers, added just over 170 basis points (1.7 percentage points) to the Fund’s relative performance. Two other REITs — Associated Estates Realty Corp. (1.4%) and BioMed Realty Trust, Inc. (1.8%) — were also among the key drivers of the sector’s relative strength. Other financials holdings that helped to boost the Fund’s relative returns included Ezcorp, Inc. (2.2%), Portfolio Recovery Associates, Inc. (1.9%) and Bank of the Ozarks, Inc. (2.2%).

The three stocks that added the most to relative performance in the Fund’s energy sector were Core Laboratories NV (1.6%), Atlas Energy, Inc. (1.3%) and Mariner Energy, Inc. Mariner was sold from the Fund in June, after Apache Corp. announced its plan to acquire the company.

The three stocks that had the most negative impact on the relative performance of the Fund’s information technology sector were TeleCommunication Systems, Inc. (0.6%), Comtech Telecommunications Corp. (1.6%) and Digital River, Inc., each subtracting at least 50 basis points (0.5 percentage point) from the Fund’s relative performance. Digital River was eliminated from the Fund in October. General Cable Corp. (0.8%) and Orion Marine Group, Inc. (1.0%) were the key detractors from the relative strength of the Fund’s industrials sector. Thompson Creek Metals Co., Inc. (0.7%), along with two chemical companies — Koppers Holdings, Inc. (1.5%) and Zagg, Inc. (0.3%) — had the largest negative impact on relative returns in the materials sector.

As of June 30, 2010, the Fund displayed strong fundamentals combined with reasonable valuation. For the 12 months ended June 30, the earnings per share for the typical company in the Fund grew at 3%, compared to -16% for its Russell 2000® Value benchmark. Return on equity, a basic measure of profitability, was 13% over the past twelve months for the Fund, compared to 6% for its benchmark. Despite these favorable fundamental characteristics, the valuation of the Fund was lower than that of its benchmark, with a price-to-earnings ratio on projected earnings over the next twelve months of 13 times earnings, compared to the Russell 2000® Value multiple of 14 times earnings.* Another measure of valuation that we focus on is the ratio of enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA). The

iii

Fund was attractively valued according to this measure as well. Excluding the financials sector, the ratio was 8.7 for the Fund and 9.3 for its Russell 2000® Value benchmark.

We continue to focus on companies that are profitable as measured by Return on Invested Capital (ROIC) and attractively valued, as well as companies with higher and more consistent historical growth. In addition, we favor companies where management’s interests are aligned with investors.

*	Estimated price-to-earnings ratios are based on information obtained from a third party that is believed to be reliable. Estimates are only projections and not guarantees.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Small-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/10(1)
				Russell	Lipper	Lipper
				2000®	Small-Cap	Small-Cap
Class and	With		Without	Value	Core Funds	Value Funds
Inception Date	Load		Load	Index*	Median**	Median**

CLASS Y 12/26/96	N/A		$18,430	$20,569	$14,977	$20,371

CLASS A 1/10/97	$16,985	#	$17,974	$20,569	$14,977	$20,371

CLASS B 2/11/97	N/A		$16,934	$20,569	$14,977	$20,371

CLASS C 1/13/97	N/A		$16,692	$20,569	$14,977	$20,371

CLASS K 12/31/96	N/A		$17,989	$20,569	$14,977	$20,371

CLASS R 7/29/04	N/A		$8,801	$11,685	$11,372	$11,644

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. Index comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. The Lipper Small-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns commence on 7/1/00 for Class Y, A, B, C and K Shares of the Fund and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/10
									Ten
	One		One	Five		Five	Ten		Years	Since		Since
Class and	Year		Year	Years		Years	Years		w/out	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		load	w/load		w/out load

CLASS Y 12/26/96	N/A		19.91%	N/A		(5.62)%	N/A		6.30%	N/A		6.92%

CLASS A 1/10/97	13.08%	#	19.66%	(6.91)%	#	(5.86)%	5.44%	#	6.04%	6.07%	#	6.51%

CLASS B 2/11/97	13.75%	†	18.75%	(6.85)%	†	(6.55)%	N/A		5.41%	N/A		5.69%

CLASS C 1/13/97	17.74%	†	18.74%	N/A		(6.55)%	N/A		5.26%	N/A		5.73%

CLASS K 12/31/96	N/A		19.60%	N/A		(5.86)%	N/A		6.05%	N/A		6.60%

CLASS R 7/29/04	N/A		19.30%	N/A		(6.09)%	N/A		N/A	N/A		(2.13)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares for the fiscal year ended 6/30/09 were 1.45%, 1.70%, 2.45%, 2.45%, 1.70% and 1.96%, respectively. Expenses for the fiscal year ended 6/30/10 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997 and 2000 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/10	6/30/10	1/1/10-6/30/10	Ratios

Actual
Class Y	$1,000.00	$982.43	$6.88	1.40%
Class A	$1,000.00	$981.02	$8.10	1.65%
Class B	$1,000.00	$978.04	$11.77	2.40%
Class C	$1,000.00	$977.30	$11.77	2.40%
Class K	$1,000.00	$981.00	$8.10	1.65%
Class R	$1,000.00	$979.68	$9.33	1.90%

Hypothetical
Class Y	$1,000.00	$1,017.85	$7.00	1.40%
Class A	$1,000.00	$1,016.61	$8.25	1.65%
Class B	$1,000.00	$1,012.89	$11.98	2.40%
Class C	$1,000.00	$1,012.89	$11.98	2.40%
Class K	$1,000.00	$1,016.61	$8.25	1.65%
Class R	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

[This Page Intentionally Left Blank]

xii

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2010

Shares		Value(a)

COMMON STOCKS — 99.0%
Consumer Discretionary — 13.8%
Auto Components — 1.5%
34,000	Cooper Tire & Rubber Co	$676,947
143,598	Spartan Motors Inc	603,111
33,100	Tenneco Inc †	697,086

		1,977,144

Hotels, Restaurants & Leisure — 1.6%
67,820	Bally Technologies Inc †	2,196,690

Household Durables — 2.8%
85,770	Tempur-Pedic International Inc †	2,637,427
26,000	Tupperware Brands Corp	1,036,100

		3,673,527

Specialty Retail — 6.0%
44,850	Aaron’s Inc	765,589
44,700	America’s Car-Mart Inc †	1,011,561
65,100	Cato Corp/The, Class A	1,433,502
36,710	Hibbett Sports Inc †	879,572
34,600	Monro Muffler Brake Inc	1,367,738
132,710	Penske Automotive Group Inc †	1,507,586
130,300	Sally Beauty Holdings Inc †	1,068,460

		8,034,008

Textiles, Apparel & Luxury Goods — 1.9%
8,000	Deckers Outdoor Corp †	1,142,960
57,390	Wolverine World Wide Inc	1,447,376

		2,590,336

Total Consumer Discretionary		18,471,705

Consumer Staples — 0.5%
Food Products — 0.5%
30,010	Flowers Foods Inc	733,144

Energy — 5.5%
Energy Equipment & Services — 2.4%
14,910	Core Laboratories NV	2,200,865
98,210	Pason Systems Inc	1,043,404

		3,244,269

See Notes to Financial Statements.

1

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 3.1%
31,690	Arena Resources Inc †	$1,010,911
62,527	Atlas Energy Inc †	1,692,606
97,000	Georesources Inc †	1,351,210

		4,054,727

Total Energy		7,298,996

Financials — 36.8%
Capital Markets — 3.5%
25,680	Affiliated Managers Group Inc †	1,560,574
227,100	Hercules Technology Growth Capital Inc	2,091,591
52,200	Solar Capital Ltd	1,005,372

		4,657,537

Commercial Banks — 8.8%
37,000	Bank of Marin Bancorp	1,181,410
82,690	Bank of the Ozarks Inc	2,933,014
36,200	Columbia Banking System Inc	661,012
20,700	Hancock Holding Co	690,552
36,500	Iberiabank Corp	1,879,020
59,100	Middleburg Financial Corp	822,081
58,000	Prosperity Bancshares Inc	2,015,500
19,400	Signature Bank/New York NY †	737,394
14,700	Westamerica Bancorporation	772,044

		11,692,027

Consumer Finance — 4.1%
70,700	Cash America International Inc	2,422,889
160,017	Ezcorp Inc, Class A †	2,968,315

		5,391,204

Diversified Financial Services — 1.9%
38,000	Portfolio Recovery Associates Inc †	2,537,640

Insurance — 3.4%
60,500	AMERISAFE Inc †	1,061,775
60,000	Amtrust Financial Services Inc	722,400
321,240	Meadowbrook Insurance Group Inc	2,772,301

		4,556,476

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 14.6%
30,400	Agree Realty Corp	$708,928
141,600	Associated Estates Realty Corp	1,833,720
150,080	BioMed Realty Trust Inc	2,414,787
95,720	Capstead Mortgage Corp	1,058,663
80,700	Chatham Lodging Trust †	1,442,109
35,970	Corporate Office Properties Trust SBI MD	1,358,227
106,860	DuPont Fabros Technology Inc	2,624,482
58,380	Hatteras Financial Corp	1,624,132
351,000	Hersha Hospitality Trust	1,586,520
51,850	LaSalle Hotel Properties	1,066,555
109,100	MFA Financial Inc	807,340
445,190	NorthStar Realty Finance Corp	1,188,657
123,100	Redwood Trust Inc	1,802,184

		19,516,304

Thrifts & Mortgage Finance — 0.5%
59,600	OceanFirst Financial Corp	719,372

Total Financials		49,070,560

Health Care — 3.2%
Health Care Equipment & Supplies — 1.7%
26,500	Haemonetics Corp †	1,418,280
22,050	West Pharmaceutical Services Inc	804,605

		2,222,885

Health Care Technology — 0.5%
9,900	SXC Health Solutions Corp †	725,175

Life Sciences Tools & Services — 0.5%
11,640	Techne Corp	668,718

Health Care Providers & Services — 0.5%
37,500	US Physical Therapy Inc †	633,000

Total Health Care		4,249,778

Industrials — 18.4%
Aerospace & Defense — 0.8%
14,300	American Science & Engineering Inc	1,089,803

Airlines — 1.3%
291,560	Republic Airways Holdings Inc †	1,781,432

See Notes to Financial Statements.

3

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Building Products — 1.1%
31,100	AO Smith Corp	$1,498,709

Commercial Services & Supplies — 0.8%
100,700	Interface Inc, Class A	1,081,518

Construction & Engineering — 3.7%
67,400	MasTec Inc †	633,560
44,700	Michael Baker Corp †	1,560,030
86,400	MYR Group Inc/Delaware †	1,442,016
91,100	Orion Marine Group Inc †	1,293,620

		4,929,226

Electrical Equipment — 4.2%
35,741	AZZ Inc	1,314,197
38,545	General Cable Corp †	1,027,224
89,500	GrafTech International Ltd †	1,308,490
41,500	Harbin Electric Inc †	690,975
35,200	Jinpan International Ltd	533,632
12,700	Regal-Beloit Corp	708,406

		5,582,924

Machinery — 3.9%
50,000	Altra Holdings Inc †	651,000
35,840	Kaydon Corp	1,177,702
26,190	Middleby Corp †	1,393,046
45,445	RBC Bearings Inc †	1,317,451
9,290	Valmont Industries Inc	675,011

		5,214,210

Marine — 0.7%
25,100	Kirby Corp †	960,075

Road & Rail — 1.1%
39,670	Old Dominion Freight Line Inc †	1,394,004

Trading Companies & Distributors — 0.8%
85,673	Rush Enterprises Inc, Class B †	998,090

Total Industrials		24,529,991

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology — 12.6%
Communications Equipment — 1.9%
69,380	Comtech Telecommunications Corp †	$2,076,543
14,900	DG FastChannel Inc †	485,442

		2,561,985

Electronic Equipment & Instruments — 2.7%
15,380	Anixter International Inc †	655,188
53,800	Fabrinet †	575,660
10,700	MTS Systems Corp	310,300
214,210	TTM Technologies Inc †	2,034,995

		3,576,143

Information Technology Services — 3.6%
42,900	Broadridge Financial Solutions Inc	817,245
28,900	Mantech International Corp, Class A †	1,230,273
22,300	MAXIMUS Inc	1,290,501
47,080	NeuStar Inc, Class A †	970,790
30,700	Telvent GIT SA †	512,690

		4,821,499

Internet Software & Services — 1.0%
59,200	j2 Global Communications Inc †	1,292,928

Semiconductors & Semiconductor Equipment — 1.5%
85,792	Diodes Inc †	1,361,519
15,100	NVE Corp †	657,303

		2,018,822

Software — 1.9%
56,200	Computer Modelling Group Ltd	885,854
26,900	MICROS Systems Inc †	857,303
183,261	TeleCommunication Systems Inc, Class A †	758,701

		2,501,858

Total Information Technology		16,773,235

Materials — 4.3%
Chemicals — 1.8%
90,800	Koppers Holdings Inc	2,041,184
145,200	Zagg Inc †	416,724

		2,457,908

See Notes to Financial Statements.

5

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2010 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Metals & Mining — 1.4%
27,250	Reliance Steel & Aluminum Co	$985,087
101,200	Thompson Creek Metals Co Inc †	878,416

		1,863,503

Paper & Forest Products — 1.1%
63,100	PH Glatfelter Co	684,635
29,400	Stella-Jones Inc	752,572

		1,437,207

Total Materials		5,758,618

Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
77,286	NTELOS Holdings Corp	1,329,319

Utilities — 2.9%
Electric Utilities — 0.3%
17,000	Cleco Corp	448,970

Gas Utilities — 2.6%
39,489	New Jersey Resources Corp	1,390,013
47,360	South Jersey Industries Inc	2,034,585

		3,424,598

Total Utilities		3,873,568

TOTAL COMMON STOCKS
(Cost $115,512,266)		132,088,914

INVESTMENT COMPANY SECURITY — 1.3%
(Cost $1,736,955)
Financials — 1.3%
Capital Markets — 1.3%
119,790	Golub Capital BDC	1,727,372

TOTAL INVESTMENTS
(Cost $117,249,221)	100.3%	133,816,286
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(424,201)

NET ASSETS	100.0%	$133,392,085

†	Non-income producing security.

(a)	As of June 30, 2010, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

At June 30, 2010, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	93.4%	$124,590,507
Canada	2.7	3,560,245
Netherlands	1.6	2,200,865
China	0.9	1,224,607
Spain	0.4	512,690

TOTAL COMMON STOCKS	99.0	132,088,914
INVESTMENT COMPANY SECURITY	1.3	1,727,372

TOTAL INVESTMENTS	100.3	133,816,286
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(424,201)

NET ASSETS	100.0%	$133,392,085

See Notes to Financial Statements.

7

Munder Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2010

ASSETS:
Investments, at value (see accompanying schedule)	$133,816,286
Dividends receivable	390,129
Receivable for investment securities sold	1,237,402
Receivable for Fund shares sold	53,317
Prepaid expenses and other assets	56,331

Total Assets	135,553,465

LIABILITIES:
Due to custodian	483,311
Payable for investment securities purchased	1,005,153
Payable for Fund shares redeemed	348,707
Transfer agency/record keeping fees payable	105,572
Trustees’ fees and expenses payable	99,757
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	41,532
Administration fees payable	17,591
Custody fees payable	3,048
Investment advisory fees payable	2,761
Shareholder servicing fees payable — Class K Shares	1,514
Accrued expenses and other payables	52,434

Total Liabilities	2,161,380

NET ASSETS	$133,392,085

Investments, at cost	$117,249,221

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(67,097)
Accumulated net realized loss on investments sold	(150,299,647)
Net unrealized appreciation of investments	16,566,718
Paid-in capital	267,192,111

$133,392,085

NET ASSETS:
Class Y Shares	$38,060,355

Class A Shares	$54,623,561

Class B Shares	$9,059,725

Class C Shares	$24,639,135

Class K Shares	$6,225,825

Class R Shares	$783,484

SHARES OUTSTANDING:
Class Y Shares	2,430,427

Class A Shares	3,520,888

Class B Shares	616,481

Class C Shares	1,683,189

Class K Shares	401,858

Class R Shares	50,776

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.66

CLASS A SHARES:
Net asset value and redemption price per share	$15.51

Maximum sales charge	5.50%
Maximum offering price per share	$16.41

CLASS B SHARES:
Net asset value and offering price per share*	$14.70

CLASS C SHARES:
Net asset value and offering price per share*	$14.64

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$15.49

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$15.43

*	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2010

INVESTMENT INCOME:
Interest	$6
Dividends(a)	2,632,755
Other income	11,124

Total Investment Income	2,643,885

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	167,800
Class B Shares	109,625
Class C Shares	285,790
Class R Shares	5,298
Shareholder servicing fees:
Class K Shares	20,485
Investment advisory fees	1,167,589
Transfer agency/record keeping fees	484,137
Administration fees	233,536
Trustees’ fees and expenses	60,744
Registration and filing fees	57,900
Custody fees	55,071
Legal and audit fees	28,858
Other	93,867

Total Expenses	2,770,700

NET INVESTMENT LOSS	(126,815)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	2,464,917
Foreign currency-related transactions	796
Net change in unrealized appreciation/(depreciation) of:
Securities	28,673,663
Foreign currency-related transactions	312

Net realized and unrealized gain on investments	31,139,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,012,873

(a)	Net of foreign withholding taxes of $17,540.

See Notes to Financial Statements.

10

Munder Small-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Net investment income/(loss)	$(126,815)	$3,073,688
Net realized gain/(loss) from security transactions, options written and foreign currency-related transactions	2,465,713	(154,759,965)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	28,673,975	7,593,726

Net increase/(decrease) in net assets resulting from operations	31,012,873	(144,092,551)
Dividends to shareholders from net investment income:
Class Y Shares	(922,472)	(1,653,254)
Class A Shares	(1,395,207)	(1,767,930)
Class B Shares	(163,796)	(178,250)
Class C Shares	(423,644)	(486,890)
Class K Shares	(177,733)	(285,415)
Class R Shares	(21,017)	(21,906)
Distributions to shareholders from net realized gains:
Class Y Shares	—	(4,765,186)
Class A Shares	—	(5,620,351)
Class B Shares	—	(820,553)
Class C Shares	—	(2,241,340)
Class K Shares	—	(907,376)
Class R Shares	—	(77,639)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(31,108,719)	(114,155,358)
Class A Shares	(27,747,048)	(46,603,955)
Class B Shares	(3,958,843)	(3,942,144)
Class C Shares	(8,379,520)	(15,368,792)
Class K Shares	(4,575,648)	(7,455,552)
Class R Shares	(521,912)	(567,181)
Short-term trading fees	7,289	21,636

Net decrease in net assets	(48,375,397)	(350,989,987)
NET ASSETS:
Beginning of year	181,767,482	532,757,469

End of year	$133,392,085	$181,767,482

Undistributed net investment income/(Accumulated net investment loss)	$(67,097)	$3,060,483

See Notes to Financial Statements.

11

Munder Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Amount
Class Y Shares:
Sold	$13,318,180	$19,652,637
Issued as reinvestment of dividends and distributions	802,245	6,038,404
Redeemed	(45,229,144)	(139,846,399)

Net decrease	$(31,108,719)	$(114,155,358)

Class A Shares:
Sold*	$10,347,123	$28,811,329
Issued as reinvestment of dividends and distributions	1,075,313	5,568,750
Redeemed	(39,169,484)	(80,984,034)

Net decrease	$(27,747,048)	$(46,603,955)

Class B Shares:
Sold	$305,059	$488,848
Issued as reinvestment of dividends and distributions	123,249	743,306
Redeemed*	(4,387,151)	(5,174,298)

Net decrease	$(3,958,843)	$(3,942,144)

Class C Shares:
Sold	$859,373	$1,924,130
Issued as reinvestment of dividends and distributions	272,253	1,736,608
Redeemed	(9,511,146)	(19,029,530)

Net decrease	$(8,379,520)	$(15,368,792)

Class K Shares:
Sold	$362,538	$3,133,245
Issued as reinvestment of dividends and distributions	47,663	297,225
Redeemed	(4,985,849)	(10,886,022)

Net decrease	$(4,575,648)	$(7,455,552)

Class R Shares:
Sold	$201,557	$680,665
Issued as reinvestment of dividends and distributions	8,413	60,994
Redeemed	(731,882)	(1,308,840)

Net decrease	$(521,912)	$(567,181)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Shares
Class Y Shares:
Sold	847,771	1,468,039
Issued as reinvestment of dividends and distributions	49,829	329,248
Redeemed	(3,090,043)	(8,448,304)

Net decrease	(2,192,443)	(6,651,017)

Class A Shares:
Sold*	658,469	2,202,149
Issued as reinvestment of dividends and distributions	67,334	305,807
Redeemed	(2,516,435)	(5,825,085)

Net decrease	(1,790,632)	(3,317,129)

Class B Shares:
Sold	20,261	34,745
Issued as reinvestment of dividends and distributions	8,119	42,817
Redeemed*	(296,739)	(397,121)

Net decrease	(268,359)	(319,559)

Class C Shares:
Sold	58,106	140,851
Issued as reinvestment of dividends and distributions	17,994	100,440
Redeemed	(647,457)	(1,425,693)

Net decrease	(571,357)	(1,184,402)

Class K Shares:
Sold	23,482	235,128
Issued as reinvestment of dividends and distributions	2,988	16,349
Redeemed	(320,315)	(854,972)

Net decrease	(293,845)	(603,495)

Class R Shares:
Sold	12,964	52,480
Issued as reinvestment of dividends and distributions	529	3,362
Redeemed	(47,518)	(98,932)

Net decrease	(34,025)	(43,090)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$13.37	$20.78	$31.11	$29.45	$26.69

Income/(loss) from investment operations:
Net investment income	0.05	0.21	0.37	0.36	0.32
Net realized and unrealized gain/(loss) on investments	2.62	(6.64)	(8.11)	2.33	3.45

Total from investment operations	2.67	(6.43)	(7.74)	2.69	3.77

Less distributions:
Dividends from net investment income	(0.38)	(0.25)	(0.39)	(0.29)	(0.24)
Distributions from net realized gains	—	(0.73)	(2.20)	(0.74)	(0.77)

Total distributions	(0.38)	(0.98)	(2.59)	(1.03)	(1.01)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.00	(c)

Net asset value, end of period	$15.66	$13.37	$20.78	$31.11	$29.45

Total return(e)	19.91%	(32.19)%	(26.50)%	9.54%	14.41	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$38,060	$61,792	$234,313	$359,595	$371,799
Ratio of operating expenses to average net assets	1.40%	1.42%	1.08%	1.11%	1.09%
Ratio of net investment income to average net assets	0.30%	1.47%	1.45%	1.23%	1.13%
Portfolio turnover rate	54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense waivers	1.40%	1.42%	1.08%	1.11%	1.09%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996 and January 10, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$13.24	$20.62	$30.89	$29.25	$26.52

0.01	0.19	0.28	0.28	0.25

2.60	(6.61)	(8.03)	2.32	3.42

2.61	(6.42)	(7.75)	2.60	3.67

(0.34)	(0.23)	(0.32)	(0.22)	(0.17)
—	(0.73)	(2.20)	(0.74)	(0.77)

(0.34)	(0.96)	(2.52)	(0.96)	(0.94)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.00	(c)

$15.51	$13.24	$20.62	$30.89	$29.25

19.66%	(32.39)%	(26.68)%	9.26%	14.10	%(d)

$54,624	$70,348	$177,964	$421,762	$522,111

1.65%	1.67%	1.34%	1.36%	1.34%

0.04%	1.33%	1.09%	0.98%	0.88%
54%	64%	32%	29%	36%

1.65%	1.67%	1.34%	1.36%	1.34%

See Notes to Financial Statements.

15

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$12.56	$19.67	$29.57	$28.09	$25.60

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	0.08	0.09	0.06	0.04
Net realized and unrealized gain/(loss) on investments	2.46	(6.30)	(7.68)	2.22	3.30

Total from investment operations	2.36	(6.22)	(7.59)	2.28	3.34

Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.11)	(0.06)	(0.08)
Distributions from net realized gains	—	(0.73)	(2.20)	(0.74)	(0.77)

Total distributions	(0.22)	(0.89)	(2.31)	(0.80)	(0.85)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.00	(c)

Net asset value, end of period	$14.70	$12.56	$19.67	$29.57	$28.09

Total return(e)	18.75%	(32.86)%	(27.22)%	8.42%	13.30	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,060	$11,110	$23,691	$48,545	$59,410
Ratio of operating expenses to average net assets	2.40%	2.42%	2.09%	2.11%	2.09%
Ratio of net investment income/(loss) to average net assets	(0.70)%	0.58%	0.37%	0.22%	0.13%
Portfolio turnover rate	54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense reimbursements	2.40%	2.42%	2.09%	2.11%	2.09%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on February 11, 1997 and January 13, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$12.51	$19.60	$29.47	$28.00	$25.53

(0.10)	0.08	0.08	0.06	0.04

2.45	(6.28)	(7.64)	2.21	3.28

2.35	(6.20)	(7.56)	2.27	3.32

(0.22)	(0.16)	(0.11)	(0.06)	(0.08)
—	(0.73)	(2.20)	(0.74)	(0.77)

(0.22)	(0.89)	(2.31)	(0.80)	(0.85)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.00	(c)

$14.64	$12.51	$19.60	$29.47	$28.00

18.74%	(32.87)%	(27.21)%	8.45%	13.26	%(d)

$24,639	$28,199	$67,399	$165,732	$198,336

2.40%	2.42%	2.09%	2.11%	2.09%

(0.70)%	0.57%	0.32%	0.22%	0.13%
54%	64%	32%	29%	36%

2.40%	2.42%	2.09%	2.11%	2.09%

See Notes to Financial Statements.

17

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$13.23	$20.60	$30.85	$29.22	$26.49

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	0.19	0.29	0.29	0.25
Net realized and unrealized gain/(loss) on investments	2.59	(6.60)	(8.02)	2.30	3.42

Total from investment operations	2.60	(6.41)	(7.73)	2.59	3.67

Less distributions:
Dividends from net investment income	(0.34)	(0.23)	(0.32)	(0.22)	(0.17)
Distributions from net realized gains	—	(0.73)	(2.20)	(0.74)	(0.77)

Total distributions	(0.34)	(0.96)	(2.52)	(0.96)	(0.94)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	—	0.00	(c)

Net asset value, end of period	$15.49	$13.23	$20.60	$30.85	$29.22

Total return(e)	19.60%	(32.36)%	(26.65)%	9.24%	14.12	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,226	$9,202	$26,762	$44,558	$59,622
Ratio of operating expenses to average net assets	1.65%	1.67%	1.34%	1.36%	1.34%
Ratio of net investment income/(loss) to average net assets	0.05%	1.35%	1.16%	0.98%	0.88%
Portfolio turnover rate	54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense reimbursements	1.65%	1.67%	1.34%	1.36%	1.34%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)

$13.18	$20.54	$30.77	$29.15	$26.44

(0.03)	0.15	0.24	0.21	0.18

2.58	(6.57)	(8.02)	2.30	3.41

2.55	(6.42)	(7.78)	2.51	3.59

(0.30)	(0.21)	(0.25)	(0.15)	(0.11)

—	(0.73)	(2.20)	(0.74)	(0.77)

(0.30)	(0.94)	(2.45)	(0.89)	(0.88)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	—	0.00	(c)

$15.43	$13.18	$20.54	$30.77	$29.15

19.30%	(32.50)%	(26.85)%	8.95%	13.83	%(d)

$783	$1,117	$2,627	$6,398	$8,708

1.90%	1.93%	1.59%	1.61%	1.60%

(0.20)%	1.11%	0.94%	0.74%	0.65%
54%	64%	32%	29%	36%

1.90%	1.93%	1.59%	1.61%	1.60%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010

1.	Organization

As of June 30, 2010, the Munder Funds consisted of 15 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MST II”). Information presented in these financial statements pertains only to the Munder Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2010, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

21

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$133,816,286
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$133,816,286

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or

23

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write call options on securities it owns to hedge against changes in the value of those securities. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

There are several risks associated with transactions in options on securities and indices. Significant differences existing between securities and options markets could result in imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, there is the risk the option writer is unable to effect a closing purchase transaction and will be unable to sell the underlying security until the option expires or the optioned security is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market value changes for the security during the period. With written call options, there is minimal counterparty risk to the Fund since premiums are received at inception of the contract.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the

24

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2010.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2007.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based

25

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2010 (continued)

portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2010, the Advisor earned $233,536 before payment of sub-administration fees and $155,289 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2010, the Fund paid an annual effective rate of 0.1500% for administrative services.

Each Trustee of MST and MST II is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2010, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to

26

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $83,134,087 and $160,375,530, respectively, for the year ended June 30, 2010.

At June 30, 2010, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $24,161,898, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $9,452,892 and net appreciation for Federal income tax purposes was $14,709,006. At June 30, 2010, aggregate cost for Federal income tax purposes was $119,107,280.

6.	Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended June 30, 2010,

27

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2010 (continued)

the Fund did not utilize the revolving line of credit. For the year ended June 30, 2010, total commitment fees for the Fund were $2,449.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2010, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and, distributions in excess of current earnings. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Paid in Capital

$103,104	$(796)	$(102,308)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2009 was as follows:

		Long-Term
	Ordinary Income	Capital Gain	Total

June 30, 2010	$3,103,869	$—	$3,103,869
June 30, 2009	4,394,848	14,431,242	18,826,090

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Capital
Loss	Unrealized
Carryover	Appreciation	Total

$(148,441,583)	$14,708,660	$(133,732,923)

28

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2010 (continued)

The differences between book and tax distributable earnings were primarily due to dividends payable, wash sales, real estate investment trust basis adjustments, and deferred trustees’ fees.

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $148,441,583 of unused capital losses of which $46,493,924 and $101,947,659 expire in 2017 and 2018, respectively.

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designates approximately $2,648,377 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Subsequent Events

Effective after the close of business on October 30, 2010, the Funds’s Class B Shares will be closed to new investors and accounts and additional purchases by existing Class B shareholders. Management has reviewed subsequent events through the date these financial statements were issued, and determined that no other events have occurred that require disclosure.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 18, 2010, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2010. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the fiscal year (including, in particular, the February 2010 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

30

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the recent market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2009 and 2010, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

31

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds and additional questions submitted by counsel to the Non-Interested Trustees; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2009, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2009: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the three-, five- and ten-year periods and exceeded the performance of its benchmark for the one-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the three- and five-year periods and exceeded the median performance of the Fund’s Lipper peer group for the one-and ten-year periods, and (3) the Fund’s average annual total returns for Class Y Shares, on a net

32

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

basis, trailed the median performance of the Lipper universe of small-cap value funds for the three-, five- and ten-year periods and exceeded the median performance of the Lipper universe of small-cap value funds for the one-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2010. The Board also considered information provided by the Advisor regarding the impact of the recent market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2009, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the twelve months ending on December 31, 2010, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund weren’t unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009 and with respect to one of the Munder Funds in 2010. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in

33

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

34

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2010 (continued)

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2010.

15.	Trustees and Executive Officer (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2010, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

		Term of
		Office(1) and	Principal Occupation(s)	Number of	Other
	Position(s) with	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	15	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Chesapeke Lodging Trust (real estate investment trust) (since 1/10).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	15	None

35

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

		Term of
		Office(1) and	Principal Occupation(s)	Number of	Other
	Position(s) with	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	15	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01–6/09); Dean, Macomb Community College (9/97–6/09).	15	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 61	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04).	15	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	15	Taubman Centers, Inc. (real estate investment trust) (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

36

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2010 (continued)

		Term of
		Office(1) and	Principal Occupation(s)	Number of	Other
	Position(s) with	Length of	During Past	Portfolios in Fund	Directorships
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	15	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); Air Canada (since 10/06); Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	15	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

37

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50	President and Principal Executive Officer	through 2/11; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/11; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 44	Vice President and Principal Financial Officer	through 2/11; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Treasurer and Principal Accounting Officer	through 2/11; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

38

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2010 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Assistant Treasurer	through 2/11; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 34	Assistant Treasurer	through 2/11; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Assistant Secretary	through 2/11; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Assistant Secretary	through 2/11; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/11; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Small-Cap Value Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Small-Cap Value Fund of Munder Series Trust at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2010

40

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSCV610

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr., David J. Brophy and Arthur T. Porter is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2010, the registrant had 14 series, as follows: Munder Asset Allocation Fund – Balanced; Munder Bond Fund; Munder Energy Fund; Munder Growth Opportunities Fund; Munder Index 500 Fund; Munder International Equity Fund; Munder International Fund – Core Equity; Munder International Small-Cap Fund; Munder Large-Cap Growth Fund; Munder Large-Cap Value Fund; Munder Micro-Cap Equity Fund; Munder Mid-Cap Core Growth Fund; Munder Small-Cap Value Fund; and Munder Tax-Free Short & Intermediate Bond Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2010 and June 30, 2009 were $268,511 and $317,274, respectively.
(b) Audit-Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2010 and June 30, 2009 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2010 and June 30, 2009 were $97,520 and $159,500, respectively.
During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the last two fiscal years ended June 30, 2010 and June 30, 2009, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $42,293 and $42,302, respectively, for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal year ended June 30, 2010 and June 30, 2009, E&Y billed the registrant’s investment adviser $157,400 and $152,830, respectively, for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. During the year ended June 30, 2010, E&Y also billed the registrant’s investment adviser $6,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Technology Fund, a series of the registrant, with and into the Munder Growth Opportunities Fund, a separate series of the registrant. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2010 and June 30, 2009.
During the fiscal years ended June 30, 2010 and 2009, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.

(2) Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2010 were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2010 and June 30, 2009 other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser for the fiscal years ended June 30, 2010 and June 30, 2009 were $347,061 and $362,252, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, for the fiscal years ended June 30, 2010 and June 30, 2009 were $0 and $0, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a) A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James V. Fitzgerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Fitzgerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST
By:	/s/ James V. Fitzgerald
James V. Fitzgerald
President and Principal Executive Officer

Date: August 27, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. Fitzgerald
James V. Fitzgerald
President and Principal Executive Officer

Date: August 27, 2010

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date: August 27, 2010